UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

RECURSION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 S Rio Grande Street

Salt Lake City, UT 84101

(Address of principal executive offices) (Zip code)

(385) 269 - 0203

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement

The Transaction

On August 8, 2024, Recursion Pharmaceuticals, Inc. (the “Company”), entered into a transaction agreement (“Transaction Agreement”) with Exscientia plc, a public limited company incorporated under the laws of England and Wales with registered number 13483814 (“Exscientia”).

The Transaction Agreement provides that, subject to the terms and conditions set forth therein, including the requisite approval of each of the Company’s and Exscientia’s shareholders, the Company will acquire the entire issued and to be issued share capital of Exscientia pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme of Arrangement” and such transaction, the “Transaction”).

Under the Transaction Agreement, following the effective time of the Scheme of Arrangement (the “Effective Time”), each ordinary share in Exscientia (each a “Scheme Share”) shall be transferred from the holders of the Scheme Shares (each a “Scheme Shareholder”) to the Company (or as it directs, in the case of Exscientia’s ADSs (as defined below), to a nominee) in exchange for 0.7729 shares of Class A Common Stock of the Company, par value of $0.00001 per share (the “Share Deliverable” and collectively the “Exchange Shares”, and the ratio that each Share Deliverable bears to each Scheme Share being the “Exchange Ratio”). Because each American Depositary Share in Exscientia represents a beneficial interest in one ordinary share in the capital of Exscientia, each with a nominal value £0.0005 per share (such ordinary share of Exscientia an “Exscientia Ordinary Share” and each American Depositary Share in Exscientia an “Exscientia ADS”), holders of Exscientia ADSs will be entitled to receive an amount of Exchange Shares equal to the Share Deliverable.

Voting Agreements; Irrevocable Undertakings

Concurrent with the execution of the Transaction Agreement, (i) certain stockholders of the Company who together hold or control, in the aggregate, approximately 32% of the voting power of the Company, have entered into a voting and support agreement (each, a “Voting Agreement”) with Exscientia pursuant to which each such stockholder agreed to, among other things, and subject to the terms and conditions set forth in the Voting Agreement, vote all of the shares of capital stock of the Company held by such stockholder in favor of the issuance of the Exchange Shares; and (ii) certain shareholders of Exscientia who together hold or control, in the aggregate, approximately 42% of the total outstanding share capital of Exscientia, have entered into an irrevocable undertaking (each an “Irrevocable Undertaking”) with the Company pursuant to which each such shareholder agreed to, among other things, and subject to the terms and conditions set forth in the Irrevocable Undertaking, vote (or have voted on their behalf) all of their shares in Exscientia in favor of all resolutions to approve and give effect to the Scheme of Arrangement and certain related matters. In addition, the Company stockholders entering into a Voting Agreement have agreed, among other things, that from the date of the Transaction Agreement and until the earliest of (i) the expiration date of the Voting Agreement, (ii) the occurrence of the vote at the Company’s stockholder meeting to approve the Company’s issuance of the Exchange Shares, and (iii) December 31, 2024, not to sell or otherwise dispose of any shares of capital stock of the Company which are or will be beneficially owned by them, subject to specified exceptions.

Conditions to the Transaction

The respective obligations of the Company and Exscientia to consummate the Transaction are subject to the satisfaction or waiver of a number of conditions, including: (i) approvals by Exscientia’s shareholders of the Scheme of Arrangement and certain related matters, and sanction by the High Court of Justice of England and Wales (the “Court”) of the Scheme of Arrangement; (ii) approval by the Company’s stockholders of the issuance of the Exchange Shares; (iii) receipt of certain regulatory approvals, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) compliance by the other party in all material respects with such other party’s obligations under the Transaction Agreement; (v) accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Transaction Agreement; (vi) the absence of any law or order that enjoins, prevents, prohibits, or makes illegal the consummation of the Transaction; and (vii) the Exchange Shares issuable in the Transaction having been approved for listing on Nasdaq.

Representations and Warranties; Covenants

The Transaction Agreement contains certain representations, warranties and covenants made by each of the Company and Exscientia, including, among others, covenants by each party to use their commercially reasonable efforts to conduct their respective businesses in the ordinary course of business and to refrain from taking specified actions without the consent of the other party. The parties have agreed to use their respective reasonable best efforts to complete the Transaction as promptly as reasonably practicable, including in obtaining each third-party consent or approval necessary, proper or advisable to complete the Transaction. Each party is also subject to “no-shop” restrictions on its ability (and the ability of its subsidiaries and representatives) to solicit alternative acquisition proposals from third parties, to provide information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to certain exceptions. In addition, each party has agreed that, subject to certain exceptions, its board of directors will not withdraw its recommendation of the Transaction to its stockholders.

Treatment of Exscientia Equity Awards

At the Effective Time, and in compliance with and subject to the terms and limitations set out in the Transaction Agreement:

•

each option to acquire Exscientia Ordinary Shares or Exscientia ADSs under Exscientia’s stock plans (each such option a “Exscientia Share Option”) that is outstanding and unexercised as of immediately prior to the Effective Time and that is held by a continuing service provider (each, an “Assumed Exscientia Option”) shall cease to represent a right to acquire Exscientia ADSs or Exscientia Ordinary Shares, as applicable, and be converted into an option to acquire shares of Company Class A Common Stock (each such option, a “Company Option”) on the same terms and conditions (including applicable vesting, exercise and expiration provisions, and subject to the severance and retention plan adopted by Exscientia in connection with the Transaction (“Retention Plan”)) as applied to such Assumed Exscientia Option immediately prior to the Effective Time; provided that: (i) the number of shares of Company Class A Common Stock subject to each Company Option shall be determined by multiplying: (A) the number of Exscientia ADSs or Exscientia Ordinary Shares, as applicable, underlying such Exscientia Share Option immediately prior to the Effective Time by (B) the Exchange Ratio, and rounding such product down to the nearest whole share; and (ii) the per share exercise price for each Company Option shall be determined by dividing: (A) the per share exercise price of such Assumed Exscientia Option immediately prior to the Effective Time by (B) the Exchange Ratio, and rounding such quotient up to the nearest whole cent;

•

each Exscientia Share Option that is outstanding and unexercised as of immediately prior to the Effective Time and is not an Assumed Exscientia Option shall be canceled and converted into the right to receive a number of shares of Company Class A Common Stock (rounded down to the nearest whole share) equal to (i) the product of (A) the number of Exscientia ADSs or Exscientia Ordinary Shares, as applicable, underlying the portion of such Exscientia Share Option that is vested (including vesting pursuant to the Retention Plan) as of immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, less (ii) a number of shares of Company Class A Common Stock equal to the quotient obtained by dividing (A) the sum of the aggregate per share exercise price of such Exscientia Share Option plus applicable tax withholding amount and other authorized deductions arising from the treatment of the Exscientia Share Options pursuant to the Transaction Agreement, by (B) the closing price of a share of Company Class A Common Stock on the closing date of the Transaction (the “Company Stock Price”);

•

each award of restricted stock units representing the right to receive Exscientia Ordinary Shares or Exscientia ADSs granted under Exscientia’s stock plans (each unit, an “Exscientia RSU”) that is outstanding and unvested as of immediately prior to the Effective Time and that is held by a continuing service provider (each such Exscientia RSU, an “Assumed Exscientia RSU”) shall cease to represent a right to acquire Exscientia ADSs, or Exscientia Ordinary Shares, as applicable, and be converted into an award of restricted stock units covering shares of Company Class A Common Stock (each unit, a “Company RSU”) on the same terms and conditions (including applicable vesting provisions, and subject to the Retention Plan, and once vested, each award of Company RSUs will be settled only in shares of Company Class A Common Stock) as applied to such award of Assumed Exscientia RSUs immediately prior to the Effective Time; provided that the number of shares of Company Class A Common Stock subject to each such award of Company RSUs shall be determined by multiplying: (x) the number of Exscientia ADSs or Exscientia Ordinary Shares, as applicable, underlying such award of Assumed Exscientia RSUs immediately prior to the Effective Time by (y) the Exchange Ratio, and rounding such product down to the nearest whole share; and

•

each award of Exscientia RSUs that is outstanding as of immediately prior to the Effective Time and is not an Assumed Company RSU shall be canceled and converted into the right to receive a number of shares of Company Class A Common Stock (rounded down to the nearest whole share) equal to (i) the product of (A) the number of Exscientia ADSs or Exscientia Ordinary Shares, as applicable, underlying the portion of such Exscientia RSU award that is vested immediately prior to the Effective Time and (B) the Exchange Ratio, less (ii) a number of shares of Company Class A Common Stock equal to the quotient obtained by dividing (A) the applicable tax withholding amount and other authorized deductions arising from the treatment of the Exscientia RSUs pursuant to the Transaction Agreement, by (B) the Company Stock Price.

For purposes of the treatment of Exscientia Share Options and awards of Exscientia RSUs described above, to the extent such an equity award is subject to performance-vesting conditions, such performance-vesting conditions will be deemed achieved at the greater of (i) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (ii) the actual level of achievement of all relevant performance goals against target as of Exscientia’s fiscal quarter-end immediately preceding the closing of the Transaction, and only that portion of such equity award shall become a Company Option, an award of Company RSUs, or the right to receive shares of Company Class A Common Stock, as applicable. The remaining portion of such equity award, if any, will be immediately forfeited (solely with respect to the unvested portion).

Termination and Termination Fees

The Transaction Agreement contains certain termination rights exercisable by either party, including, among others, if (i) the Transaction is not completed by 11:59 p.m. (Eastern time) on August 8, 2025, subject to up to a four Business Day extension if the Scheme of Arrangement is sanctioned by the Court less than four Business Days before that date, (ii) a governmental authority of competent jurisdiction has issued a final, non-appealable order prohibiting the Transaction, (iii) Exscientia’s shareholders do not provide the requisite approvals for the Transaction at the applicable meetings, (iv) the Court declines or refuses to sanction the Scheme of Arrangement and any associated appeal is unsuccessful or (v) the Company’s stockholders do not approve the Share Issuance.

In addition, either party may terminate the Transaction Agreement in certain additional limited circumstances, including if the other party changes its recommendation of the Transaction to its stockholders or by a party to enter into an agreement providing for an alternative acquisition that constitutes a “Superior Proposal” (with respect to Exscientia) or a “Parent Superior Proposal” (with respect to the Company) (each as defined in the Transaction Agreement), subject to the additional terms and conditions set forth therein.

Exscientia will be required to make a payment to the Company equal to $6.88 million if the Transaction Agreement is terminated in certain circumstances, including (i) if Exscientia terminates the Transaction Agreement to accept a Superior Proposal or (ii) the Company terminates the Transaction Agreement because of an Exscientia Adverse Recommendation Change (or if the Exscientia board communicates to the Court that the Exscientia board no longer supports the consummation of the Transaction or no longer wishes the Court to sanction the Scheme of Arrangement). This termination fee will also be payable by Exscientia if (i) if the Transaction Agreement was terminated because Exscientia’s shareholders do not approve the Transaction at the applicable meetings or the Court declines or refuses to sanction the Scheme of Arrangement, (ii) an alternative acquisition proposal has been publicly announced and not publicly withdrawn without qualification at least four business days prior to the Exscientia’s shareholder meetings or the date of the hearing of the Scheme of Arrangement and (iii) within 12 months from such termination Exscientia enters into a definitive agreement with respect to an alternative transaction and such transaction is subsequently consummated.

The Company will be required to make a payment to Exscientia equal to $58.77 million if the Transaction Agreement is terminated in certain circumstances, including (i) if the Company terminates the Transaction Agreement to accept a Parent Superior Proposal or (ii) Exscientia terminates the Transaction Agreement because of a Parent Adverse Recommendation Change. This termination fee will also be payable by the Company if (i) if the Transaction Agreement was terminated because the Company’s stockholders do not approve the Share Issuance, (ii) an alternative acquisition proposal has been publicly announced and not publicly withdrawn without qualification at least four business days prior to the Company’s stockholder meeting and (iii) within 12 months from such termination the Company enters into a definitive agreement with respect to an alternative transaction and such transaction is subsequently consummated.

Other Information

The foregoing description of each of the Transaction, the Scheme of Arrangement, the Transaction Agreement, the Voting Agreements and the Irrevocable Undertakings does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, the form of Voting Agreement and the form of Irrevocable Undertaking (Institutional), and the form of Irrevocable Undertaking (Individual) which are filed as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K, and each of which are incorporated herein by reference.

The Transaction Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Transaction Agreement reflect negotiations between the parties to the Transaction Agreement and are not intended as statements of fact to be relied upon by the Company’s stockholders or Exscientia’s shareholders or any other person. In particular, the representations, warranties, covenants and agreements in the Transaction Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Transaction Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Transaction Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Item 2.02.	Results of Operations and Financial Condition.

On August 8, 2024, the Company issued a press release announcing its results of operations and financial condition for the quarter ended June 30, 2024. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The securities of the Company to be issued as described herein will be issued without registration pursuant to the exemption provided by Section 3(a)(10) under the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2024, Terry-Ann Burrell informed the Company’s board of her decision to resign as a member of the Company’s board and Chair of its Audit Committee, effective August 12, 2024. Ms. Burrell’s resignation did not result from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices. The Company’s board has appointed Zachary Bogue to succeed Ms. Burrell as Chair of the Audit Committee, effective August 12, 2024.

Item 7.01.	Regulation FD Disclosure.

On August 8, 2024, the Company issued a press release announcing the Transaction. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Also on August 8, 2024, the Company released a presentation made in connection with its L(earnings) call on August 8, 2024. A copy of the presentation is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Also on August 8, 2024, the Company released an updated corporate presentation to the investor section of the Company’s website. A copy of the presentation is attached hereto as Exhibit 99.4 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 2.02 (including Exhibit 99.1) and 7.01 (including Exhibits 99.2, 99.3, and 99.4) on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It.

This communication relates to the proposed transaction by and between the Company and Exscientia that will become the subject of a joint proxy statement to be filed by the Company and Exscientia with the SEC. The joint proxy statement will provide full details of the proposed transaction and the attendant benefits and risks, including the terms and conditions of the scheme of arrangement and the other information required to be provided to Exscientia’s shareholders under the applicable provisions of the U.K. Companies Act 2006. This communication is not a substitute for the joint proxy statement or any other document that the Company or Exscientia may file with the SEC or send to their respective security holders in connection with the proposed transaction. Security holders are urged to read the definitive joint proxy statement and all other relevant documents filed with the SEC or sent to the Company’s stockholders or Exscientia’s shareholders as they become available because they will contain important information about the proposed transaction. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting the Company’s Investor Relations department at investor@recursion.com; or by contacting Exscientia’s Investor Relations department at investors@exscientia.ai. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF EXSCIENTIA, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Participants in the Solicitation.

The Company, Exscientia and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed transaction.

Information about the Company’s directors and executive officers is available in the Company’s proxy statement dated April 23, 2024 for its 2024 Annual Meeting of Stockholders. Information about Exscientia’s directors and executive officers is available in Exscientia’s Annual Report on Form 20-F dated March 21, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and all other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the joint proxy statement carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation.

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (Securities Act), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Company securities issued in the proposed transaction are anticipated to be issued in reliance upon an available exemption from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

Forward Looking Statements.

Statements contained herein which are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the proposed business combination of Recursion and Exscientia and the outlook for Recursion’s or Exscientia’s future business and financial performance such as delivering better treatments to patients, faster and at a lower cost; the discovery and translation of higher quality medicines more efficiently and at a higher scale; helping to enable a full-stack technology-enabled platform; allowing Recursion to more rapidly and effectively run SAR cycles during hit to lead optimization; generating the diverse chemistry to experimentally improve predictive maps; the number and timing of clinical program readouts over the next 18 months; the combined company’s first-in-class and best-in-class opportunities; potential for sales from successful programs with annual peak sales opportunities of over $1 billion each; potential for approximately $200 million in milestone payments over the next 24 months, and over $20 billion in revenue before royalties over the course of the partnerships; percentage of the combined company to be received by Exscientia shareholders; cash runway extending into 2027; the value of estimated annual synergies; implementing the combination through a UK scheme of arrangement; the expected closing of the transaction by early 2025; continuing to build the best example of the next generation of biotechnology companies; the plans for David Hallett, Ph.D. to join the combined company as Chief Scientific Officer; and many others. Such forward-looking statements are based on the current beliefs of Recursion’s and Exscientia’s respective management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the inability to obtain Recursion’s stockholder approval or Exscientia’s shareholder approval or the failure to satisfy other conditions to completion of the proposed combination, including obtaining the sanction of the High Court of Justice of England and Wales to the Scheme of Arrangement, on a timely basis or at all, and the receipt of required regulatory approvals; risks that the proposed combination disrupts each company’s current plans and operations; the diversion of the attention of the respective management teams of Recursion and Exscientia from their respective ongoing business operations; the ability of either Recursion, Exscientia or the combined company to retain key personnel; the ability to realize the benefits of the proposed combination, including cost synergies; the ability to successfully integrate Exscientia’s business with Recursion’s business, at all or in a timely manner; the outcome of any legal proceedings that may be instituted against Recursion, Exscientia or others following announcement of the proposed combination; the amount of the costs, fees, expenses and charges related to the proposed combination; the effect of economic, market or business conditions, including competition, regulatory approvals and commercializing drug candidates, or changes in such conditions, have on Recursion’s, Exscientia’s and the combined company’s operations, revenue, cash flow, operating expenses, employee hiring and retention, relationships with business partners, the development or launch of technology enabled drug discovery, and commercializing drug candidates; the risks of conducting Recursion’s and Exscientia’s business internationally; the impact of changes in interest rates by the Federal Reserve and other central banks; the impact of potential inflation, volatility in foreign currency exchange rates and supply chain disruptions; the ability to maintain technology-enabled drug discovery in the biopharma industry; and risks relating to the market value of Recursion’s common stock to be issued in the proposed combination.

Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K and Exscientia’s most recent Annual Report on Form 20-F, including the risks summarized in the section entitled “Risk Factors,” Recursion’s most recent Quarterly Reports on Form 10-Q and Exscientia’s filing on Form 6-K filed May 21, 2024, and each company’s other periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com in the case of Recursion, http://investors.exscientia.ai in the case of Exscientia, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Neither Recursion nor Exscientia undertakes any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

2.1*	Transaction Agreement by and between Recursion Pharmaceuticals, Inc. and Exscientia plc dated as of August 8, 2024.

10.1	Form of Voting and Support Agreement.

10.2	Form of Irrevocable Undertaking (Institutional).

10.3	Form of Irrevocable Undertaking (Individual).

99.1	Press Release of Recursion Pharmaceuticals, Inc. dated August 8, 2024.

99.2	Press Release of Recursion Pharmaceuticals, Inc. dated August 8, 2024.

99.3	Company presentation dated August 8, 2024.

99.4	L(earnings) call presentation dated August 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 8, 2024.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Michael Secora
Michael Secora
Chief Financial Officer

EXHIBIT 2.1

TRANSACTION AGREEMENT

by and between

EXSCIENTIA PLC

and

RECURSION PHARMACEUTICALS, INC.

Dated as of

August 8, 2024

i

ii

ANNEXES

Annex A – Definitions

Annex B – Form of Scheme of Arrangement

Annex C – Form of Company Shareholder Resolution

SCHEDULES

9.01(f) – Consents of Governmental Authorities

iii

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (this “Agreement”), dated as of August 8, 2024, is by and between Recursion Pharmaceuticals, Inc. (“Parent”), a Delaware corporation, and Exscientia plc, a public limited company incorporated in England and Wales with registered number 13483814 (the “Company” and, together with Parent, the “Parties”). All capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex A or as otherwise defined elsewhere in this Agreement.

WITNESSETH:

WHEREAS, the Parties intend that the entire issued and to be issued share capital of the Company be acquired by Parent (or, at Parent’s election, (a) in respect of any or all of the Residual Shares, Parent and (b) in respect of the Depositary Shares, the DR Nominee) by means of the Scheme of Arrangement on the terms and subject to the conditions set out in this Agreement (such transaction or, if the Parties are implementing the Offer in accordance with Section 8.06, the transactions contemplated by the Offer, in either case, the “Transaction”);

WHEREAS, the United Kingdom City Code on Takeovers and Mergers (the “Takeover Code”) does not apply to the Company or the transactions contemplated by this Agreement;

WHEREAS, the board of directors of the Company (the “Company Board”) has (a) unanimously resolved that the entry by the Company into this Agreement, and the implementation of the Transaction and the Scheme of Arrangement, is fair to and in the best interests of the Company for the benefit of the Company Shareholders as a whole, (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction and the Scheme of Arrangement, and (c) unanimously resolved to recommend that the Company Shareholders approve the Scheme of Arrangement at the Scheme Meeting and the passing of the Company Shareholder Resolution at the Company GM;

WHEREAS, the board of directors of Parent (the “Parent Board”) has (a) unanimously resolved that the entry by Parent into this Agreement and the implementation of the Transaction, including, subject to obtaining the Parent Stockholder Approval, the delivery to the Scheme Shareholders of Parent Common Stock in connection therewith, is in the best interests of Parent and the Parent Stockholders, and declared it advisable to enter into this Agreement and to consummate the transactions contemplated hereby, including the Transaction, (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction, and (c) unanimously resolved to recommend that the Parent Stockholders approve the issuance of the Parent Common Stock contemplated by this Agreement for purposes of applicable rules and regulations of Nasdaq;

WHEREAS, concurrently with the execution of this Agreement, Parent has obtained binding commitments in support of the Transaction from certain shareholders of the Company who together hold or control, in the aggregate, approximately 51% of the total outstanding Company Ordinary Shares as of the date of this Agreement;

WHEREAS, concurrently with the execution of this Agreement, certain stockholders of Parent who together hold or control shares of Parent capital stock representing, in the aggregate, approximately 33% of the voting power of the total outstanding shares of Parent capital stock as of the date of this Agreement, have entered into voting agreements with the Company pursuant to which such stockholders have agreed to support the Transaction; and

WHEREAS, the Company and Parent desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Company and Parent agree as follows:

ARTICLE I

THE TRANSACTION

Section 1.01 The Transaction. At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Laws of England and Wales, the Companies Act and the terms of the Scheme of Arrangement, Parent (or, at Parent’s election, (a) in respect of any or all of the Residual Shares, Parent and (b) in respect of the Depositary Shares, the DR Nominee) shall acquire the Scheme Shares pursuant to the Scheme of Arrangement. The Scheme Shares will be acquired fully paid, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

Section 1.02 Closing. Unless otherwise mutually agreed in writing between Parent and the Company, the closing of the Transaction (the “Closing”) shall occur as promptly as practicable (and in any event within two Business Days) following the satisfaction or (to the extent permitted by Applicable Law) waiver of the conditions set forth in Article IX (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions). The date on which the Closing actually occurs is referred to as the “Closing Date”. To the extent that documents and signatures are required to be executed or provided at the Closing such matters shall be dealt with by way of a virtual closing through electronic exchange of documents and signatures.

Section 1.03 Delivery of Court Order. On the Closing Date, in connection with the Closing, the Company shall (a) deliver, or cause to be delivered, the Court Order to the Registrar of Companies in England and Wales and the Scheme of Arrangement shall become effective upon such delivery in accordance with its terms (the date and time of such delivery being the time that the Scheme of Arrangement shall become effective, herein referred to as the “Effective Time,” and such date on which the Scheme of Arrangement becomes effective is herein referred to as the “Effective Date”) and (b) deliver a copy of the Court Order to Parent together with appropriate evidence of the Effective Time.

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Article II

TRANSFER OF SCHEME SHARES; DELIVERY OF EXCHANGE SHARES

Section 2.01 Transfer of Scheme Shares.

(a) At the Effective Time, the Scheme Shares (including, for the avoidance of doubt, the Depositary Shares) shall be transferred from the Scheme Shareholders to Parent (or, at Parent’s election, (i) in respect of any or all of the Residual Shares, Parent and (ii) in respect of the Depositary Shares, the DR Nominee) in accordance with the provisions of this Agreement and the Scheme of Arrangement, and the Scheme Shareholders shall cease to have any rights with respect to the Scheme Shares, except their rights, in accordance with the terms of the Scheme of Arrangement, to receive, in exchange for each Scheme Share so transferred, the Share Deliverable. For the avoidance of doubt, the Parties acknowledge that, although the holders of Company ADSs are not Scheme Shareholders by virtue of their holdings of Company ADSs, the Depositary Shares are Scheme Shares to be transferred pursuant to the Scheme of Arrangement and accordingly, immediately following the Effective Time and as an indirect consequence of the Scheme of Arrangement, the holders of Company ADSs shall cease to have any rights with respect to Company ADSs except for the right to receive (in the case of certificated Company ADSs, in exchange for surrendering each Company ADS to the Depositary (or the Depositary Custodian)), an amount of Exchange Shares equal to the Share Deliverable (the “Per ADS Share Deliverable”) subject to the terms and conditions set forth in this Agreement, the Scheme of Arrangement and the Deposit Agreement. As soon as reasonably practicable after the Effective Time, and subject to the stamping of any relevant instruments of transfer (to the extent required), the register of members of the Company will be updated in accordance with this Agreement and the Scheme of Arrangement to reflect the transfer of the Scheme Shares as contemplated hereby and thereby.

(b) Prior to the Closing, Parent shall appoint a commercial bank or trust company reasonably acceptable to the Company (the “Exchange Agent”) and enter into an exchange agent agreement with the Exchange Agent reasonably acceptable to the Company. At or as promptly as practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time if the Company provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred, or if the Company provides such evidence after 9:00 a.m., New York City time, on the Effective Date, no later than the second Business Day after such delivery), Parent shall procure the deposit with the Exchange Agent, for the benefit of the Scheme Shareholders, of certificates or, at Parent’s option, evidence of Exchange Shares in book-entry form representing the aggregate Share Deliverable. All shares deposited with the Exchange Agent pursuant to the preceding sentence (together with any securities or cash payable in respect of or deriving from such shares under Section 2.01(d) or Section 2.07(b)) shall hereinafter be referred to as the “Company Exchange Fund”. Parent agrees to make available, directly or indirectly, to the Exchange Agent from time to time as needed additional cash sufficient to pay any dividends or other distributions on the Exchange Shares to which relevant Scheme Shareholders are entitled pursuant to Section 2.01(d). No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Share Deliverables. Notwithstanding anything to the contrary in this Section 2.01(b), all obligations of Parent with respect to deliverables required to be provided by Parent to the Exchange Agent in respect of the Depositary Shares shall be satisfied to the extent Parent provides such deliverables directly to the Depositary (or, to the extent that the Depositary is not itself the registered holder of the relevant Scheme Shares that underly Company ADSs, whichever nominee, custodian or other entity is the Scheme Shareholder in respect of such Scheme Shares (the “Depositary Custodian”)) pursuant to the procedures contemplated by Section 2.01(c).

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(c) Prior to the Closing, the Company and Parent shall establish procedures with the Depositary that are reasonably acceptable to the Company and Parent to ensure that (i) the Depositary (or the Depositary Custodian) shall promptly deliver the Per ADS Share Deliverables to each holder of a Company ADS (in the case of certificated Company ADSs, that has duly surrendered Company ADSs to the Depositary (or the Depositary Custodian)), (ii) (A) any funds payable to holders of Company ADSs in respect of dividends or other distributions payable with respect to Exchange Shares and (B) if reasonably practicable, unless other arrangements are reasonably acceptable to the Company and Parent, the right of holders of Company ADSs to receive cash in lieu of fractional shares from the Depositary or the Depositary Custodian, shall each be treated, as closely as reasonably possible, in the same manner as provided under Section 2.01(d), Section 2.01(e) or Section 2.07(b)(i), as applicable, and (iii) if reasonably practicable, the Share Deliverables in respect of the Depositary Shares will be delivered directly by Parent to the Depositary rather than through the Exchange Agent. If reasonably deemed necessary by the Parties in furtherance of the establishment of such procedures, the Company shall enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, the Company and Parent, and the Parties shall deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. The Company ADS holders will bear all fees, charges and expenses that they are required to bear under the Deposit Agreement in connection with the Transaction and the other transactions contemplated hereby, the cancellation of the Company ADSs and the receipt of the Per ADS Share Deliverables. No interest will be paid or accrued on any amount payable in respect of the Company ADSs.

(d) Parent shall pay, or cause to be paid, without interest, to the Exchange Agent to be held in the Company Exchange Fund, the aggregate amount of all dividends or other distributions payable with respect to the Exchange Shares (other than the Exchange Shares to be delivered to the Depositary (or the Depositary Custodian) to the extent such Exchange Shares are delivered directly to the Depositary (or the Depositary Custodian) by Parent rather than through the Exchange Agent), with a record date on or after the Effective Time and prior to the time of the delivery of the Exchange Shares by the Exchange Agent to the Scheme Shareholders entitled to the Share Deliverable. Subject to Applicable Law, the Exchange Agent shall deliver to the relevant Scheme Shareholders entitled to the Share Deliverable, without interest, such dividends and distributions held in the Company Exchange Fund (i) with respect to all such dividends or distributions with a payment date at or prior to the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the time of delivery of the Exchange Shares to such Scheme Shareholders, and (ii) with respect to all such dividends or distributions with a payment date after the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the appropriate payment date.

(e) Any portion of the Company Exchange Fund which has not been transferred to the holders of Scheme Shares within twelve months of the Closing Date shall be delivered to Parent or its designee(s) promptly upon demand by Parent (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Share Deliverables), and thereafter such Scheme Shareholders shall be entitled to look only to Parent for, and Parent shall remain liable for, payment of their claims for the Share Deliverables pursuant to the provisions of this Article II.

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(f) To the fullest extent permitted by Applicable Law, none of Parent, any member of the Parent Group, any DR Nominee, the Company, the Exchange Agent, the Depositary (or the Depositary Custodian) or any other Person acting as agent for, or otherwise at the direction of, any of the foregoing Persons, including any of their respective Affiliates, directors, officers or employees, will be liable to the Company, Scheme Shareholders or any other Person in respect of the Share Deliverables (or dividends or distributions with respect thereto) from the Company Exchange Fund or any other cash or property delivered to a public official pursuant to any applicable abandoned property, escheat or similar Applicable Laws.

Section 2.02 Delivery of Exchange Shares.

(a) Subject to and in exchange for the transfer of the Scheme Shares pursuant to Section 2.01 and the Scheme of Arrangement, as soon as reasonably practicable following the Effective Time (and in any event, in accordance with the Scheme of Arrangement, no later than the Business Day following the Effective Time if the Company provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred, or if the Company provides such evidence after 9:00 a.m., New York City time, on the Effective Date, no later than the second Business Day after such delivery), Parent shall, in accordance with the Scheme of Arrangement and subject to the terms and conditions thereof and subject to Section 2.02(b) and Section 2.07, procure the delivery of, for each Scheme Share, 0.7729 Exchange Shares (the “Share Deliverable” or the “Share Consideration” and the ratio that an Exchange Share bears to each Scheme Share being the “Exchange Ratio”), to the Scheme Shareholders, fully paid, non-assessable and free from all Liens (other than transfer restrictions arising under applicable securities laws or Liens imposed by the applicable Scheme Shareholder).

(b) If, between the date of this Agreement and the Effective Time, the outstanding Company Ordinary Shares or Parent Common Stock shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred (or if the number of Company Ordinary Shares represented by each Company ADS shall have been changed pursuant to the Deposit Agreement), then the Exchange Ratio (and/or the Per ADS Share Deliverable), as applicable, shall be appropriately adjusted to provide to Parent and the Scheme Shareholders the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.02(b) shall be construed to permit the Company to take any action with respect to its securities that is prohibited by Section 6.01 or the other terms of this Agreement or permit Parent to take any action with respect to its securities that is prohibited by Section 7.01 or the other terms of this Agreement.

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Section 2.03 Company Long Term Incentive Awards.

(a) At the Effective Time, each Company Share Option that is outstanding and unexercised as of immediately prior to the Effective Time (whether vested or unvested and whether in- or out-of-the money and whether market or nil priced and whether subject to time-based vesting conditions, performance-based vesting conditions, or a combination thereof) and that is held by a Continuing Service Provider: (each, an “Assumed Company Option”) shall, automatically by virtue of the Transaction and without further action on the part of the holder thereof at the time of the Closing, cease to represent a right to acquire Company ADSs or Company Ordinary Shares, as applicable, underlying such Assumed Company Option and be converted into an option to acquire shares of Parent Common Stock (each such option, a “Parent Option”) on the same terms and conditions (including applicable vesting, exercise and expiration provisions, and subject to the Company Retention Plan) as applied to such Assumed Company Option immediately prior to the Effective Time; provided that: (i) the number of shares of Parent Common Stock subject to each Parent Option shall be determined by multiplying: (A) the number of Company ADSs or Company Ordinary Shares, as applicable, underlying such Assumed Company Option immediately prior to the Effective Time; by (B) the Exchange Ratio, and rounding such product down to the nearest whole share; and (ii) the per share exercise price for the Parent Common Stock issuable upon exercise of each Parent Option shall be determined by dividing: (A) the per share exercise price of such Assumed Company Option immediately prior to the Effective Time; by (B) the Exchange Ratio, and rounding such quotient up to the nearest whole cent; provided further that to the extent an Assumed Company Option is subject to performance-vesting conditions, (x) such performance-vesting conditions shall be deemed achieved at the greater of (1) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (2) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter-end immediately pre ceding the Closing in accordance with the applicable award agreement relating thereto and only that portion of such Company Option shall become a Parent Option and (y) the remaining portion of such Assumed Company Option, if any, shall be immediately forfeited without payment therefor, not become a Parent Option, and not be eligible for payment under Section 2.03(b). Notwithstanding anything herein to the contrary, the exercise price of each Parent Option, the number of shares of Parent Common Stock issuable pursuant to each Parent Option and the terms and conditions of each Parent Option shall in all events be determined, to the extent applicable to the Parent Option, in compliance with (1) Section 409A of the Code, in the case of any Assumed Company Options that are subject to Section 409A, (2) Section 424(a) of the Code, in the case of any Assumed Company Option that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code, (3) Schedule 4, ITEPA in the case of any Assumed Company Option that is a CSOP Option or (4) Schedule 5, ITEPA in the case of any Assumed Company Option that is an EMI Option.

(b) At the Effective Time, each Company Share Option that is outstanding and unexercised as of immediately prior to the Effective Time and is not an Assumed Company Option (which, for the avoidance of doubt, includes each Company Share Option that is held by any Person who is not a Continuing Service Provider) shall, automatically by virtue of the Transaction and without further action on the part of the holder thereof, be canceled and converted into the right to receive a number of shares of Parent Common Stock (rounded down to the nearest whole share of Parent Common Stock) equal to (i) the product of (A) the number of Company ADSs or Company Ordinary Shares, as applicable, underlying the portion of such Company Share Option that is

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vested (including vesting pursuant to the Company Retention Plan) as of immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, less (ii) a number of shares of Parent Common Stock equal to the quotient obtained by dividing (A) the sum of the aggregate per share exercise price of such Company Share Option plus applicable Tax withholding amount and other authorized deductions arising from the treatment of the Company Stock Options pursuant to this Section 2.03(b), by (B) the Parent Stock Price; provided further that to the extent a Company Share Option under this Section 2.03(b) is subject to performance-vesting conditions, (x) such performance-vesting conditions shall be deemed achieved at the greater of (1) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (2) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter-end immediately preceding the Closing in accordance with the applicable award agreement relating thereto and only that portion of such Company Share Option shall become eligible for treatment under this Section 2.03(b) and (y) the remaining portion of such Company Share Option, if any, shall be immediately forfeited without payment therefor. For the avoidance of doubt, at the Effective Time, each Company Share Option that is not an Assumed Company Option and that is outstanding, unexercised, and unvested as of immediately prior to the Effective Time shall be canceled (solely with respect to such unvested portion) without the payment of any consideration therefor.

(c) At the Effective Time, each award of Company RSUs (whether subject to time-based vesting conditions, performance-based vesting conditions, or a combination thereof) that is outstanding and unvested as of immediately prior to the Effective Time and that is held by a Continuing Service Provider (each such Company RSU, an “Assumed Company RSU”) shall, automatically by virtue of the Transaction and without further action on the part of the holder thereof, cease to represent a right to acquire Company ADSs, or Company Ordinary Shares, as applicable, underlying such award of Assumed Company RSUs and be converted into an award of restricted stock units covering shares of Parent Common Stock (a “Parent RSU”) on the same terms and conditions (including applicable vesting provisions, and subject to the Company Retention Plan, and once vested, each award of Parent RSUs will be settled only in shares of Parent Common Stock) as applied to such award of Assumed Company RSUs immediately prior to the Effective Time; provided that the number of shares of Parent Common Stock subject to each such award of Parent RSUs shall be determined by multiplying: (i) the number of Company ADSs or Company Ordinary Shares, as applicable, underlying such award of Assumed Company RSUs immediately prior to the Effective Time; by (ii) the Exchange Ratio, and rounding such product down to the nearest whole share; provided further that to the extent an award of Assumed Company RSUs is subject to performance-vesting conditions, (x) such performance-vesting conditions shall be deemed achieved at the greater of (1) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (2) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter-end immediately preceding the Closing in accordance with the applicable award agreement relating thereto and only that portion of such award of Assumed Company RSUs shall become an award of Parent RSUs and (y) the remaining portion of such award of Assumed Company RSUs shall be immediately forfeited without payment therefor, not become Parent RSUs, and not be eligible for payment under Section 2.03(d).

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(d) At the Effective Time, each award of Company RSUs (whether subject to time-based vesting conditions, performance-based vesting conditions, or a combination thereof) that is outstanding as of immediately prior to the Effective Time and is not an Assumed Company RSU (which, for the avoidance of doubt, includes each vested Company RSU that is held by a Continuing Service Provider and each Company RSU that is held by a Person who is not a Continuing Service Provider) shall, automatically by virtue of the Transaction and without further action on the part of the holder thereof, be canceled and converted into the right to receive a number of shares of Parent Common Stock (rounded down to the nearest whole share of Parent Common Stock) equal to (i) the product of (A) the number of Company ADSs or Company Ordinary Shares, as applicable, underlying the portion of such Company RSU award that is vested immediately prior to the Effective Time and (B) the Exchange Ratio, less (ii) a number of shares of Parent Common Stock equal to the quotient obtained by dividing (A) the applicable Tax withholding amount and other authorized deductions arising from the treatment of the Company RSUs pursuant to this Section 2.03(d), by (B) the Parent Stock Price; provided that to the extent an award of Company RSUs under this Section 2.03(d) is subject to performance-vesting conditions, (x) such performance-vesting conditions shall be deemed achieved at the greater of (1) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (2) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter-end immediately preceding the Closing in accordance with the applicable award agreement relating thereto and only that portion of such award of Company RSUs shall become an award of Parent RSUs shall be eligible for the payment under this Section 2.03(d) and (y) the remaining portion of such award of Company RSUs, if any, shall be immediately forfeited without payment therefor. For the avoidance of doubt, at the Effective Time, each Company RSU that is not an Assumed Company RSU and that is outstanding and unvested as of immediately prior to the Effective Time shall be canceled (solely with respect to such unvested portion) without the payment of any consideration therefor.

(e) Approval of the Company’s shareholders will be sought at the Company GM to amend the Articles so that any Company ADSs or Company Ordinary Shares, as applicable, issued or transferred after the Effective Date as a result of the vesting or exercise of any Company RSU or Company Share Option will automatically be transferred to, or to the order of, Parent in exchange for the provision by Parent of the same consideration payable per Section 2.01.

(f) Parent and the Company shall each take, or procure the taking of, all actions necessary and within their power, as applicable, to provide for the treatment of Company Shares Options and Company RSUs as set forth in the foregoing provisions of this Section 2.03 and Parent and the Company shall cooperate regarding the form and terms of the communications to be made and dispatched to the holders of Company Share Options and Company RSUs setting out the treatment of Company Share Options and Company RSUs in connection with the Scheme of Arrangement.

(g) As promptly as reasonably practicable following the Effective Time, Parent shall, or shall cause its Subsidiaries to, file an effective registration statement with respect to the shares of Parent Common Stock subject to the Parent Options and Parent RSUs. Parent shall, or shall cause its Subsidiaries to, use commercially reasonable efforts to maintain the effectiveness of such registration statement or statements for so long as such Parent Options and Parent RSUs remain outstanding.

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Section 2.04 Withholding Rights. Parent, any member of the Parent Group, any Affiliates of any member of the Parent Group, any DR Nominee, the Exchange Agent and any other Person shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement or the Scheme of Arrangement (including the Share Deliverables) such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Code, the rules and regulations promulgated thereunder, or any other Applicable Law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts (a) shall be remitted to the applicable Governmental Authority, if required by Applicable Law; and (b) shall be treated for all purposes of this Agreement and the Scheme of Arrangement as having been paid to the person in respect of which such deduction and withholding was made.

Section 2.05 Company and Parent Actions Prior to and at the Closing.

(a) On or prior to the Closing, the Company shall procure that a meeting of the Company Board is held at which resolutions are passed, conditional upon the delivery of the Court Order to the Registrar of Companies in England and Wales (and effective as of the Effective Time), approving:

(i) the resignation of such directors of the Company (and, if required by Parent, the Company secretary) as Parent shall determine from the Company Board (or as the Company secretary); and

(ii) the appointment of such persons as Parent shall determine as the directors of the Company (and, if required by Parent, as the Company secretary).

(b) To the extent such resigning director of the Company (and, if required by Parent, the secretary of the Company) also sits on the board of directors or governing body of any of the Company’s Subsidiaries, on or prior to the Closing, the Company shall procure that a meeting of the board of directors or other governing body of such Subsidiary is held at which resolutions are passed, conditional upon the delivery of the Court Order to the Registrar of Companies in England and Wales (and effective as of the Effective Time), providing for the resignation of such Person from the board of directors or governing body of such Subsidiary.

(c) On the Closing Date, the Company shall deliver to Parent a letter of resignation (in customary form) from (or evidence of the removal of) each director or secretary who is to resign in accordance with Section 2.05(a)(i) (provided, that the delivery thereof shall not be a condition to the Closing).

(d) Prior to the Effective Time and effective as of the Effective Time, Parent shall appoint two (2) members of the Company Board, as of the date hereof, to the Parent Board (the “Company Directors”). One Company Director shall be assigned to Class II of the Parent Board, and the other Company Director shall be assigned to Class III of the Parent Board. The Company Directors shall be selected by the Company, subject to Parent’s approval in compliance with the fiduciary duties under Applicable Law of the Parent Board, prior to the time of the initial filing of the Proxy Statement with the SEC; provided, however, that if either such Company-selected directors become unable or unwilling to serve on the Parent Board, then the Company may select prior to the Effective Time an alternative member of the Company Board who, subject to approval by Parent in compliance with the fiduciary duties under Applicable Law of the Parent Board, will be appointed to the Parent Board in the same class as the Company Director he or she is replacing effective as of the Effective Time.

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Section 2.06 Further Assurances. Subject to the terms and conditions of this Agreement and the Scheme of Arrangement, at any time before or after the Effective Time, Parent and the Company shall each execute any further instruments, deeds, documents, conveyances, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Transaction and to carry out the intent and purposes of this Agreement.

Section 2.07 No Fractional Shares.

(a) No fractional Exchange Shares shall be delivered to Scheme Shareholders in connection with the Scheme of Arrangement or otherwise in connection with this Agreement, and no certificates or scrip for any such fractional shares shall be issued.

(b) Any fraction of an Exchange Share to which (i) any Scheme Shareholder other than the Depositary (or the Depositary Custodian) would otherwise be entitled will be aggregated and sold in the market by the Exchange Agent as soon as reasonably practicable following the Closing Date and such Scheme Shareholder shall be paid in cash, after the Closing Date, with the net proceeds of the sale (after the deduction of the expenses of the sale (including any Tax and amounts in respect of irrecoverable VAT payable thereon), without interest and subject to any required Tax withholding in accordance with Section 2.04) in due proportion to the fractional shares to which they would otherwise have been entitled, and (ii) the Depositary (or the Depositary Custodian) would otherwise be entitled will be substituted with a direct cash payment to the Depositary (or the Depositary Custodian), representing the Depositary’s entitlement to a fractional Exchange Share valued using the opening price on Nasdaq of a share of Parent Common Stock on the Effective Date. The Parties acknowledge that payments above in lieu of fractional Exchange Shares were not separately bargained-for consideration but merely represent mechanical rounding off for purposes of avoiding the expense and inconvenience to Parent that would otherwise be caused by the delivery of fractional shares of Exchange Shares.

Article III

IMPLEMENTATION OF THE SCHEME; PROXY STATEMENT; SHAREHOLDER AND STOCKHOLDER MEETINGS

Section 3.01 Preparation and Delivery of the Joint Proxy Statement.

(a) The Company and Parent shall cooperate to, as promptly as practicable following the date hereof (with the Parties using their respective commercially reasonable efforts to do so within forty-five (45) days after the date hereof) prepare and file with the SEC, in accordance with Applicable Law, the Company Organizational Document and the Parent Organizational Documents, as applicable, joint proxy materials, in preliminary form, consisting of (i) a proxy statement of the Company relating to the Company Shareholder Meetings, which shall, among other customary items, contain and set out the terms and conditions of the Scheme of

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Arrangement, the explanatory statement required by section 897 of the Companies Act and the notices convening the Scheme Meeting and the Company GM, and (ii) a proxy statement of Parent relating to the matters to be submitted to the holders of Parent capital stock (the “Parent Stockholders”) at a meeting of the stockholders of Parent (the “Parent Stockholder Meeting”) to approve the issuance of shares of Parent Common Stock contemplated by this Agreement for purposes of applicable rules and regulations of Nasdaq (the “Parent Share Issuance”) (such joint proxy materials, including any amendment or supplement thereto, the “Proxy Statement,” and such matters within the Proxy Statement that relate to the Scheme of Arrangement, the “Scheme Document Annex”).

(b) The Company shall, as soon as reasonably practicable following the date hereof (with the Company using its commercially reasonable efforts to do so within forty-five (45) days after the date hereof, except to the extent the Company is unable to do so due to Parent’s failure to comply with its obligations under this Article III), prepare a draft of any other documentation which is to be filed, published and/or mailed in connection with the Scheme Document Annex (including the forms of proxy for use by the Company Shareholders at the Company GM and by the Scheme Shareholders at the Scheme Meeting (the “Forms of Proxy”)) (collectively the “Ancillary Scheme Documentation”).

(c) If either the Company or Parent determine that it is required pursuant to Applicable Law to file any document other than the Proxy Statement with the SEC in connection with the Transaction (such document, as amended or supplemented, an “Other Required Filing”), the Parties shall cooperate to promptly prepare and file such Other Required Filing with the SEC.

(d) The Company and Parent shall each use their respective reasonable best efforts to cause the Proxy Statement (including the Scheme Document Annex), the Ancillary Scheme Documentation and any Other Required Filing (and, in each case, any amendment or supplement thereto) (together, the “Transaction Documentation”) to comply in all material respects with Applicable Law (including the Companies Act and any applicable rules and regulations of the SEC and Nasdaq) and have the Proxy Statement clear any SEC review and file the Proxy Statement in definitive form as promptly as practicable after the initial filing thereof (and completion of any SEC review) and shall each use their respective reasonable best efforts to cause the Proxy Statement (including the Scheme Document Annex) and Forms of Proxy (together with any other Ancillary Scheme Documentation to be mailed) to be mailed to the Company Shareholders and the Parent Stockholders as promptly as reasonably practicable after the Parties learn that the preliminary Proxy Statement will not be reviewed or that the SEC staff has no further comments thereon and the Court approves the convening of the Scheme Meeting.

(e) Neither Party shall file, publish or mail any Transaction Documentation or respond to any requests or comments of the SEC with respect thereto without the prior written consent of the other Party (which shall not be unreasonably withheld, conditioned or delayed) and without affording the other Party reasonably sufficient time to consider the Transaction Documentation and shall take into consideration in good faith all comments reasonably proposed by the other Party, or respond to any request or comment or requirement from the Court in respect of the Transaction Documentation or the Court Documentation (save in respect of a requirement that is, in the Company’s King’s Counsel reasonable view, minor, technical or administrative nature which is not materially adverse to the interests of Parent) without having provided the other

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Party with reasonable opportunity to comment on any such response so far as it is able and having taken into consideration in good faith all comments reasonably proposed by the other Party (provided in the case of any comment or request at a Court hearing at which Parent or its Representatives have attended such Court hearing in person, the oral consent of Parent or any such Representative shall suffice), except that no such consent, consultation or consideration shall be required (i) with respect to disclosure regarding a Company Adverse Recommendation Change made in accordance with Section 6.02 or (ii) with respect to disclosure regarding a Parent Adverse Recommendation Change made in accordance with Section 7.02.

(f) Each Party shall advise the other Party promptly after it receives any oral or written request by the SEC or the Court (outside a Court hearing at which Parent or its Representative are present in person)) for amendment of any of the Transaction Documentation or the Court Documentation or comments thereon and responses thereto or requests by the SEC or Court (outside a Court hearing at which Parent or its Representative are present in person)) for additional information, and promptly provide Parent with copies of any written communication from the SEC or the Court or any state securities commission and use reasonable best efforts to respond as promptly as practicable to any comments, responses or requests by the SEC or the Court with respect to the Transaction Documentation and the Court Documentation. Each Party shall, as promptly as reasonably practicable, notify the other Party of any matter of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impede the filing, publication or mailing of any Transaction Documentation.

Section 3.02 Responsibilities of the Parties in Respect of the Scheme of Arrangement and the Company Shareholder Meetings.

(a) The Company shall:

(i) provide Parent with drafts of any further documents, witness statements, affidavits or evidence to be submitted to the Court in relation to the Scheme of Arrangement (the “Court Documentation”);

(ii) afford Parent reasonably sufficient time to consider all Court Documentation and take into consideration all comments reasonably proposed by Parent, other than comments regarding a Company Adverse Recommendation Change made in accordance with Section 6.02;

(iii) notwithstanding Parent’s right to instruct a barrister in connection with the Scheme of Arrangement, provide Parent and its advisors with reasonable detail of all advice provided to the Company by the King’s Counsel instructed by the Company for the purpose of implementing the Scheme of Arrangement and in which Parent has a legitimate interest to the extent that (i) such advice is in respect of the implementation of the Scheme of Arrangement; (ii) such advice does not relate to a matter where there is a conflict of interests between any of the Parties; and (iii) disclosure of such advice could not reasonably be expected to be prejudicial to the Company or any of its directors, officers employees, or members or to result in the waiver of any attorney client or other legal privilege in respect of such advice;

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(iv) Parent shall be entitled to instruct a barrister in connection with the Scheme (“Parent Counsel”) and the Company shall have regard in good faith to any advice provided to Parent by the Parent Counsel in respect of the implementation of the Scheme and inform Parent of any differing advice from its own barrister and discuss in good faith any proposed deviation from the advice from the Parent Counsel (it being acknowledged that there is no requirement to reach a resolution);

(v) consult in good faith with Parent in relation to the determination of relevant classes in relation to the Scheme of Arrangement;

(vi) as promptly as reasonably practicable, notify Parent of any matter of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impede the filing, publication or mailing of any Court Documentation;

(vii) as promptly as reasonably practicable, make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement (including applying to the Court for directions to convene the Scheme Meeting and settling with the Court the Court Documentation, the Forms of Proxy (and, to the extent applicable, any other Transaction Documentation) and taking such other steps as may be required or desirable in connection with such application, in each case as promptly as reasonably practicable), and use its reasonable best efforts so as to ensure that such matters are dealt with as promptly as practicable in order to facilitate the dispatch of the relevant Transaction Documentation to the Company Shareholders as soon as practicable following the date hereof;

(viii) procure the publication of the advertisements required by Applicable Law and dispatch of the relevant Transaction Documentation to the Company Shareholders on the register of members of the Company on the record date and time established by the Company (in accordance with Applicable Law and, in respect of the Scheme Meeting, with the consent of the Court) as promptly as reasonably practicable after the direction of the Court to dispatch such documents has been obtained, and thereafter shall file, publish and/or mail such other documents and information as the Court may approve or direct from time to time in connection with the implementation of the Scheme of Arrangement in accordance with Applicable Law (and the Company shall consult with Parent as with respect thereto and shall afford Parent reasonably sufficient time to consider such documents and information and shall take into consideration in good faith all comments reasonably proposed by Parent, except that no such consultation or consideration shall be required with respect to disclosure regarding a Company Adverse Recommendation Change made in accordance with Section 6.02) as promptly as reasonably practicable after the approval or direction of the Court to file, publish or mail such documents and information has been given;

(ix) unless the Company Board has effected a Company Adverse Recommendation Change in accordance with Section 6.02, procure that the Proxy Statement (and the Scheme Document Annex) includes the Company Board Recommendation;

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(x) include in the Proxy Statement (and the Scheme Document Annex) notices convening the Scheme Meeting and the Company GM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the Company Shareholder Resolution;

(xi) establish a record date and time for and convene and hold the Scheme Meeting and the Company GM as soon as reasonably practicable following the date of this Agreement and such that, subject only to Section 3.03, the Scheme Meeting and the Company GM are convened for the date that is as soon after the date of the dispatch of the relevant Transaction Documentation as is reasonably practicable and permissible under Applicable Law and the Company Organizational Document (and, in any event, use commercially reasonable efforts to do so by no later than the date falling 40 calendar days after the dispatch of the Proxy Statement (including the Scheme Document Annex)), in each case subject to Section 3.02(a)(xiv), and use commercially reasonable efforts to ensure that the Scheme Meeting and the Company GM are convened, held and conducted in compliance with this Agreement, the Company Organizational Document and Applicable Law (including, where relevant, the directions of the Court);

(xii) permit a reasonable number of Representatives of Parent to attend and observe the Scheme Meeting and the Company GM and, unless the Court otherwise directs, to attend and observe each hearing of the Court;

(xiii) keep Parent informed on a reasonably regular basis, during the period between the dispatch of the Transaction Documentation to the Company Shareholders and the date of the Company Shareholder Meetings, of any changes to the register of members of the Company which the Company reasonably considers are likely to impact adversely the satisfaction of the “majority in number” requirement for the Company Shareholder Approval of the Scheme of Arrangement as required by section 899 of the Companies Act of the number of valid proxy votes received in respect of resolutions to be proposed at the Scheme Meeting and the Company GM (with the number of valid proxy votes for, against and withheld being separately identified in respect of each resolution), and in any event provide such number and details as soon as reasonably practicable following a request by Parent or its Representatives and, unless the Company Board has effected a Company Adverse Recommendation Change in accordance with Section 6.02, use reasonable best efforts to obtain the Company Shareholder Approvals and conduct any proxy solicitation exercise and undertake any other steps as may reasonably be requested by any member of the Parent Group to assist in obtaining the Company Shareholder Approvals;

(xiv) except as required by Applicable Law or the Court, not postpone or adjourn the Scheme Meeting or the Company GM; provided, however, that the Company may, without the consent of Parent and only in accordance with the Company Organizational Document, Applicable Law and, if relevant, the consent of the Court, adjourn or postpone the Scheme Meeting and/or the Company GM (A) in the case of adjournment, if requested by the Company Shareholders (on a poll) to do so, provided that the adjournment resolution was not proposed, procured or instigated by or on behalf of the Company or any of its officers, directors, employees, agents or other Representatives acting

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on the Company’s behalf or at the Company’s direction, (B) to the extent necessary to ensure that any required (or, as determined by the Company Board acting reasonably and in good faith after consulting with outside counsel and having first consulted with Parent, advisable) supplement or amendment to the Proxy Statement or Scheme Document Annex is provided to the Company Shareholders or to permit dissemination of information which is material to the Company Shareholders voting at the Company Shareholder Meetings, with such postponement or adjournment to extend for no longer than the period that the Company Board determines in good faith (after consulting with outside counsel) is reasonably necessary or (having first consulted with Parent) advisable to give the Company Shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated (provided, that no such postponement or adjournment under this clause (B) may be to a date that is after the tenth Business Day after the date of such disclosure or dissemination other than to the extent required by Applicable Law), (C) if, as of the time for which the Scheme Meeting or the Company GM is scheduled (as set forth in the Scheme Document Annex), there are insufficient Company Ordinary Shares or Scheme Shares (as applicable) represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Company GM, but only until a meeting can be held at which there are a sufficient number of Company Ordinary Shares or Scheme Shares (as applicable) represented to constitute a quorum, or (D) to solicit additional proxies for the purpose of obtaining the Company Shareholder Approvals, but only until a meeting can be held at which there are sufficient number of votes of the Company Shareholders or Scheme Shareholders (as applicable) to obtain the relevant Company Shareholder Approvals (provided, that no such postponement or adjournment pursuant to the foregoing clauses (C) or (D) may be for a period of more than ten Business Days on any single occasion or, on any occasion, to a date after the earlier of (x) 30 Business Days after the date on which the Scheme Meeting or the Company GM were originally scheduled, as applicable, and (y) 15 Business Days before the End Date);

(xv) not propose any matters to be voted on at the Scheme Meeting or the Company GM other than the matters contemplated by this Agreement in connection with the Company Shareholder Approvals (and matters of procedure and matters required by or advisable under Applicable Law to be voted on by the Company Shareholders in connection therewith);

(xvi) not withdraw the Scheme of Arrangement or allow it to lapse without the prior written consent of Parent;

(xvii) once approved by Parent and the Court, not seek (by application to the Court or otherwise) to: (A) revise the Scheme Document Annex or this Agreement; or (B) amend the terms of the Transaction without the prior written agreement of Parent;

(xviii) not (unless required by the Court) make any application to the Court for or agree to an extension of time in connection with, or to any variation, amendment, withdrawal or nonenforcement (in whole or in part) of, the Scheme of Arrangement without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed);

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(xix) following the Company Shareholder Meetings, if the Company Shareholder Approvals have been obtained and all other conditions set forth in Article IX are satisfied or (to the extent permitted by Applicable Law) waived (other than (A) those conditions that by their nature are to be satisfied at the Closing (but subject to those conditions being able to be satisfied or having been waived) and (B) the conditions set forth in Section 9.01(b), take all necessary steps on the part of the Company, including to prepare and issue, serve and lodge all such court documents as are required, to seek the sanction of the Court to the Scheme of Arrangement as promptly as practicable thereafter; provided that the Company shall be permitted to make honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law;

(xx) give such undertakings as are required by the Court in connection with the Scheme of Arrangement;

(xxi) promptly provide Parent with a certified copy of the resolution passed at the Scheme Meeting, the Company Shareholder Resolution passed at the Company GM and of each order of the Court (including the Court Order) once obtained, and shall, following the receipt of the Court Order, not take any action to amend, modify, rescind or terminate the Court Order and, consistent with the approval by the Company’s shareholders of the Company Shareholder Resolution deliver the Court Order to the Registrar of Companies in England and Wales on, or as promptly as practicable (and in any event within two Business Days) after, the date that the condition set forth in Section 9.01(b) is satisfied (it being acknowledged that in the event that the Company Shareholder Resolution is not approved by the Company’s shareholders at the Company Shareholder Meetings, it shall not be interpreted as a direction from the Company’s shareholders not to deliver the Court Order to the Registrar of Companies in England and Wales, and the Company shall proceed to do so unless (having taken external legal advice) doing so would reasonably be expected to be inconsistent with the Company Board’s fiduciary duties under Applicable Law); and

(xxii) to the extent not covered by the foregoing clauses (a)(i) through (xxi) of this Section 3.02, use reasonable best efforts to cooperate fully and in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with the Parent Group and their respective Representatives in preparing the Transaction Documentation and Court Documentation, convening and holding the Company Shareholder Meetings and obtaining the sanction of the Court of the Scheme of Arrangement (including making such confirmations to the Court and otherwise engaging with the Court, and instructing its counsel to engage with the Court, in such manner as to obtain such sanction from the Court); provided that the Company shall be permitted to (x) make honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law or (y) make a Company Adverse Recommendation Change in accordance with Section 6.02) as expeditiously as practicable.

Notwithstanding anything to the contrary in this Agreement, the obligations of the Company under this Article III shall continue in full force and effect following any Company Adverse Recommendation Change unless this Agreement is validly terminated in accordance with Article X or as expressly provided in this Section 3.02(a).

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(b) Parent shall:

(i) instruct counsel to appear on its behalf at the Court Sanction Hearing, and undertake to the Court to be bound by the terms of the Scheme of Arrangement insofar as it relates to Parent and give such undertakings as are required by the Court as are reasonably necessary for the proper implementation of the Scheme of Arrangement, it being understood, for the avoidance of doubt, that this shall not oblige Parent to waive any of the conditions to Closing or treat them as satisfied;

(ii) subject to the terms of this Agreement, afford all such prompt cooperation and assistance, and procure that each member of the Parent Group affords all such prompt cooperation and assistance, as may reasonably be requested by the Company in respect of the preparation and verification of any document required for the implementation of the Scheme of Arrangement or any other matter covered by Article III, including the prompt and timely provision to the Company of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as the Company may reasonably request (including for the purposes of preparing the Transaction Documentation and the Court Documentation); and

(iii) to the extent not covered by the foregoing clauses (i) through (ii) of this Section 3.02(b), use reasonable best efforts to cooperate in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with the Company and its Representatives in preparing the Transaction Documentation and Court Documentation and convening and holding the Company Shareholder Meetings as expeditiously as reasonably practicable.

Section 3.03 Responsibilities of the Parties in Respect of the Parent Stockholder Meeting.

(a) Parent shall:

(i) establish a record date and time for and convene and hold the Parent Stockholder Meeting as soon as reasonably practicable following the date of this Agreement (and such that the Parent Stockholder Meeting is held for the date that is as soon after the date that the relevant Transaction Documentation is delivered to the Parent Stockholders as is reasonably practicable and permissible under Applicable Law and the Parent Organizational Documents (and, in any event, use commercially reasonable efforts to do so by no later than the date falling 40 calendar days after the Proxy Statement is delivered to the Parent Stockholders), in each case subject to Section 3.03(a)(iii)), and use commercially reasonable efforts to ensure that the Parent Stockholder Meeting is convened, held and conducted in compliance with this Agreement, the Parent Organizational Documents and Applicable Law;

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(ii) keep the Company informed on a reasonably regular basis, during the period between the delivery of the Proxy Statement to the Parent Stockholders and the date of the Parent Stockholder Meeting, of the number of valid proxy votes received in respect of the proposal to approve the Parent Share Issuance (with the number of valid proxy votes for, against and withheld being separately identified), and in any event provide such numbers as soon as reasonably practicable following a request by the Company or its Representatives and, unless the Parent Board has effected a Parent Adverse Recommendation Change in accordance with Section 7.02, use reasonable best efforts to obtain the Parent Stockholder Approval and conduct any proxy solicitation exercise and undertake any other steps as may reasonably be requested by the Company to assist in obtaining the Parent Stockholder Approval;

(iii) except as required by Applicable Law, not postpone or adjourn the Parent Stockholder Meeting; provided, however, that Parent may, without the consent of the Company and only in accordance with the Parent Organizational Documents and Applicable Law, adjourn or postpone the Parent Stockholder Meeting (A) to the extent necessary to ensure that any required (or, as determined by the Parent Board acting reasonably and in good faith after consulting with outside counsel and having first consulted with the Company, advisable) supplement or amendment to the Proxy Statement is provided to the Parent Stockholders or to permit dissemination of information which is material to the Parent Stockholders voting at the Parent Stockholder Meeting, with such postponement or adjournment to extend for no longer than the period that the Parent Board determines in good faith (after consulting with outside counsel) is reasonably necessary or (having first consulted with the Company) advisable to give the Parent Stockholders sufficient time to evaluate any such disclosure or information so provided or disseminated (provided, that no such postponement or adjournment under this clause (A) may be to a date that is after the tenth Business Day after the date of such disclosure or dissemination other than to the extent required by Applicable Law), (B) if, as of the time for which the Parent Stockholder Meeting is scheduled (as set forth in the Proxy Statement), there are insufficient shares of Parent capital stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholder Meeting, but only until a meeting can be held at which there are a sufficient number of shares of Parent capital stock represented to constitute a quorum, or (C) to solicit additional proxies for the purpose of obtaining the Parent Stockholder Approval, but only until a meeting can be held at which there are sufficient number of votes of the Parent Stockholders to obtain the Parent Stockholder Approval (provided, that no such postponement or adjournment pursuant to the foregoing clauses (B) or (C) may be for a period of more than ten Business Days on any single occasion or, on any occasion, to a date after the earlier of (x) 30 Business Days after the date on which the Parent Stockholder Meeting was originally scheduled and (y) 15 Business Days before the End Date); and

(iv) not propose any matters to be voted on at the Parent Stockholder Meeting other than the matters contemplated by this Agreement in connection with the Parent Stockholder Approval (and matters of procedure and matters required by or advisable under Applicable Law to be voted on by the Parent Stockholders in connection therewith).

Notwithstanding anything to the contrary in this Agreement, the obligations of Parent under this Article III shall continue in full force and effect following any Parent Adverse Recommendation Change unless this Agreement is validly terminated in accordance with Article X or as expressly provided in clauses (i) through (iv) of this Section 3.03(a).

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(b) The Company shall:

(i) subject to the terms of this Agreement, afford all such prompt cooperation and assistance, and procure that each of its Subsidiaries affords all such prompt cooperation and assistance, as may reasonably be requested by Parent in respect of the preparation and verification of any document required in connection with the Parent Stockholder Meeting and the Parent Stockholder Approval, including the prompt and timely provision to Parent of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Parent may reasonably request (including for the purposes of preparing the Transaction Documentation), including, if required, pro forma financial statements satisfying the applicable requirements of Schedule 14A under the 1934 Act to be prepared by Parent;

(ii) review and provide comments (if any) in a reasonably timely manner on all Transaction Documentation submitted to it;

(iii) as soon as reasonably practicable, notify Parent of any matter of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impede the filing, publication or mailing of any Transaction Documentation; and

(iv) to the extent not covered by the foregoing clauses (i) through (ii) of this Section 3.03(b), use reasonable best efforts to cooperate in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with Parent and its Representatives in preparing the Transaction Documentation and convening and holding the Parent Stockholder Meeting as expeditiously as reasonably practicable.

Section 3.04 Mutual Provisions in Relation to the Scheme of Arrangement, the Company Shareholder Meetings and the Parent Stockholder Meeting.

(a) If Parent or the Company acting reasonably considers that an amendment should be made to the provisions of the Scheme of Arrangement in order to implement the Transaction in as efficient a manner as practicable, it may notify the other Party and such Party shall be obliged to consider and negotiate, acting reasonably and in good faith, such amendment; provided that neither Party shall be required to consider or negotiate any amendment that would (i) prevent, materially delay or materially impede the Closing, (ii) alter or change the amount or nature of the Share Deliverables (including as to the ability of the Exchange Shares to be freely traded, other than as a result of the application of transfer restrictions arising under applicable securities laws) or (iii) adversely affect it or its shareholders in any material respect.

(b) Notwithstanding anything to the contrary in this Agreement, the Parties shall cooperate to schedule, convene and hold the Scheme Meeting, the Company GM and the Parent Stockholder Meeting for the same date, it being understood and agreed that (i) in the event the Scheme Meeting or the Company GM is adjourned or postponed, Parent shall, in accordance with the Parent Organizational Documents, use its reasonable best efforts to adjourn or postpone the Parent Stockholder Meeting to the same date of the Scheme Meeting and the Company GM, as so adjourned or postponed and (ii) in the event the Parent Stockholder Meeting is adjourned or postponed, the Company shall, in accordance with the Company Organizational Document, use its reasonable best efforts to adjourn or postpone or the Company GM, and to the extent practicable and subject to the consent of the Court, the Scheme Meeting, to the same date of the Parent Stockholder Meeting, as so adjourned or postponed.

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(c) If, at any time prior to the receipt of the Company Shareholder Approvals and the Parent Stockholder Approval, the Company or Parent discover that any of the Transaction Documentation contains any misstatement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party, and, if such discovery is made prior to the receipt of the Company Shareholder Approvals and the Parent Stockholder Approval, as promptly as reasonably practicable thereafter the Parties shall file with the SEC and the Court, as applicable, any necessary amendment of, or supplement to, the Transaction Documentation and, to the extent required by Applicable Law, disseminate the information contained in such amendment or supplement to the Company Shareholders and the Parent Stockholders.

(d) Each party shall: (i) notify the other as promptly as reasonably practicable, to the extent not prohibited by its confidentiality obligations, if it becomes aware of any concerns or issues raised by the shareholders or stockholders of the Company or Parent, as applicable, persons interested (or who may become interested) in securities relating to the Company or Parent or any third party in connection with or which may have an impact on the Transaction or the matters contemplated therein, in each case, to the extent such concerns or issues would have the effect of preventing, materially delaying or impeding the consummation of the Transaction or the other transactions contemplated by this Agreement; and (ii) reasonably consult with, and consider in good faith the reasonable views and requests of the other party in connection with addressing any such concerns or issues.

Section 3.05 Amendment of Scheme of Arrangement.

(a) Subject to Section 3.04(b) and Section 3.04(c) below, except as required by Applicable Law (including, for the avoidance of doubt, the Court), following dissemination of the Proxy Statement in accordance with this Agreement, neither Party shall, other than with the prior written consent of the other Party, amend the Scheme of Arrangement.

(b) Subject to Section 3.04(a), the Company and Parent agree to implement the Transaction (subject to obtaining the necessary shareholder votes) by way of a new, revised or renewed Scheme of Arrangement or, in accordance with Section 8.06, an Offer together with any revisions or amendments to the treatment of the Scheme Shareholders and proposals to holders of Company Shares Options (a “Technical Revision”), upon the occurrence of any of the following events:

(i) after the Scheme Meeting has been held, in circumstances where the resolution referenced in clause (i) of the definition of “Company Shareholder Approvals” has not been lawfully passed due to a technical and/or procedural defect(s) relating to the Scheme of Arrangement being either: (A) that the provisions of the Companies Act have not been complied with including the composition of classes for the purposes of the

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Scheme Meeting; or (B) there is a blot on the Scheme (as per the decision of Mr. Justice Morgan in Re TDG [2009] 1 BCLC 445 at [29]) (each of (A) and (B) being a “Scheme Technical Defect”), which reasonably appears to be capable of remedy and/or rectification without having any material adverse commercial or financial impact for Parent in its judgment (acting reasonably having taken external legal advice) or the Company or its shareholders (in the Company’s judgment, acting reasonably having taken external legal advice);

(ii) after the Company Shareholders’ Meeting has been held, in circumstances where the Company Shareholder Resolution has not been lawfully passed due to a technical and/or procedural defect(s) being either: (A) on the grounds that the relevant provisions of the Companies Act or Applicable Law have not been complied with; or (B) a failure to comply with the Company Organizational Document, which reasonably appears to be capable of remedy and/or rectification without having any material adverse commercial or financial impact for Parent (in its judgment, acting reasonably having taken external legal advice)) or the Company or its shareholders (in the Company’s judgment, acting reasonably having taken external legal advice); or

(iii) in the event that the Court does not sanction the Scheme of Arrangement at the Court Sanction Hearing on the grounds of a technical or procedural defect in relation to any aspect of the Scheme of Arrangement or its implementation being a Scheme Technical Defect, or on such other grounds which reasonably appears to be capable of remedy and/or rectification without having any material adverse commercial or financial impact for Parent in its judgment (acting reasonably having taken external legal advice)) or the Company or its shareholders (in the Company’s judgment, acting reasonably having taken external legal advice)).

(c) In the event of a Technical Revision, the parties agree that such Technical Revision shall be made and implemented on substantially the same terms as this Agreement (including as to the ability of the Exchange Shares to be freely traded, other than as a result of the application of transfer restrictions arising under applicable securities laws) save for any changes which may be necessary to address the technical and/or procedural defects, it being acknowledged that any change to the consideration payable by Parent shall not be considered a Technical Revision or a change required to address the technical and/or procedural defects.

Article IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as set forth in the section or subsection of the Company Disclosure Schedule corresponding to the particular section or subsection in this Article IV or in any other section or subsection of Article IV of the Company Disclosure Schedule to the extent it is reasonably apparent on the face of such disclosure that it is applicable to qualify such representation and warranty and (b) as disclosed in any Company SEC Document publicly filed since the Reference Date and prior to the date of this Agreement; provided that in no event shall any information contained in any part of any Company SEC Document entitled “Risk Factors,” “Forward-Looking Statements,” “Special Note Regarding Forward Looking Statements” or “Note Regarding Forward

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Looking Statements” or any other disclosures in any Company SEC Document that are not statements of fact or are cautionary, predictive or forward-looking in nature be deemed to be a disclosure for purposes of or otherwise qualify any such representations and warranties; provided, further that this clause (b) will not apply to the representations and warranties contained in Section 4.01, Section 4.02, Section 4.05, Section 4.06, Section 4.25, Section 4.26 or Section 4.27, the Company hereby represents and warrants to Parent as set forth below:

Section 4.01 Corporate Existence and Power. The Company is a public limited company duly incorporated and validly existing under the laws of England and Wales. The Company has all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its business as now conducted, except where the failure to have such power and authority (a) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (b) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction. The Company is duly qualified to do business and, where applicable, is in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction. Prior to the date of this Agreement, the Company has made available to Parent a true and complete copy of the articles of association of the Company (the “Company Organizational Document”) as in effect on the date of this Agreement. The Company Organizational Document is in full force and effect and the Company is not in violation of the Company Organizational Document in any material respect. The Company has made available prior to the date of this Agreement true and complete copies of the minute books of the Company Board from the Reference Date to the date hereof; provided, however, that (A) the Company has redacted such materials to the extent necessary to omit information concerning this Agreement or the transactions contemplated hereby, competitively or commercially sensitive information or privileged information and (B) minutes of meetings that pertain solely to discussion of this Agreement or the transactions contemplated hereby have not been provided.

Section 4.02 Corporate Authorization.

(a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement are within the corporate powers and authority of the Company and, except for the Company Shareholder Approvals and the sanction of the Scheme of Arrangement by the Court, have been duly authorized by all necessary corporate action on the part of the Company. The Company Shareholder Approvals are the only votes of the Company Shareholders or the holders of any other Equity Securities of the Company necessary in connection with this Agreement and the consummation by the Company of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by Parent) constitutes a valid, legal and binding agreement of the Company enforceable against the Company in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium

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and similar laws affecting creditors’ rights and remedies generally, and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity (collectively, the “Bankruptcy and Equity Exceptions”)) and, subject to its approval by Company Shareholders and sanction by the Court, the Scheme of Arrangement will be a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms.

(b) At a meeting duly called and held, the Company Board (i) unanimously resolved that this Agreement, the Scheme of Arrangement and the transactions contemplated hereby and thereby (including the Transaction) are fair to and in the best interests of the Company for the benefit of the Company Shareholders as a whole, (ii) approved the execution, delivery and performance of this Agreement and the transactions contemplated hereby (including the Transaction) and (iii) unanimously resolved to recommend that the Company Shareholders approve the Scheme of Arrangement at the Scheme Meeting and the passing of the Company Shareholder Resolution at the Company GM (such recommendation referred to herein as the “Company Board Recommendation”). Except, with respect to clause (iii) of the preceding sentence, as permitted by Section 6.02, the Company Board has not subsequently rescinded, modified or withdrawn any of the foregoing resolutions.

Section 4.03 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Transaction) require no action by or in respect of, Consents of, or Filings with, any Governmental Authority other than (a) compliance with any applicable requirements of the HSR Act, (b) compliance with such other Antitrust Laws of any non-U.S. jurisdictions (collectively, “Foreign Antitrust Laws”) or Foreign Investment Laws, in each case, set forth on Section 4.03 of the Company Disclosure Schedule, (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of the NASDAQ Global Market or the NASDAQ Stock Market LLC, as applicable (the NASDAQ Global Market or the NASDAQ Stock Market LLC, as applicable, collectively “Nasdaq”), (d) compliance with the Companies Act, (e) the sanction of the Scheme of Arrangement by the Court, (f) the filing with His Majesty’s Revenue and Customs (“HMRC”) of a letter seeking confirmation that the Court Order will not be subject to stamp duty, including the written undertaking from Parent confirming that it will present the relevant transfer forms to HMRC for stamping (if applicable), (g) the submission (where necessary) by Parent to HMRC for stamping of any instrument(s) of transfer of the Scheme Shares and/or the Court Order (as applicable) and the payment of stamp duty (if applicable) and (h) any other actions, Consents or Filings the absence of which (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction.

Section 4.04 Non-contravention. Assuming compliance with the matters referred to in Section 4.03 and receipt of the Company Shareholder Approvals and the sanction of the Scheme of Arrangement by the Court, the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby and by the Scheme of Arrangement (including the Transaction) do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the Company Organizational Document, (b) contravene, conflict with or result in any violation or breach of any

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provision of any Applicable Law, (c) require any Consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under, any provision of any Contract or Company Permit binding on the Company or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company or any of its Subsidiaries, except, in the case of clauses (b)-(d), as (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction.

Section 4.05 Capitalization.

(a) As of the close of business on August 6, 2024 (the “Capitalization Date”), there were (i) 129,255,309 Company Ordinary Shares in issue (of which (A) none were held in treasury and (B) 59,648,948 Company Ordinary Shares were deposited with the Depositary or the Depositary Custodian pursuant to the Deposit Agreement and represented by 59,648,948 Company ADSs), (ii) Company Share Options to purchase an aggregate of 9,513,811 Company Ordinary Shares or Company ADSs (representing 9,513,811 Company Ordinary Shares), of which 1,150,794 Company Ordinary Shares or Company ADSs were subject to performance-vesting conditions (representing 767,196 Ordinary Shares assuming achievement at target performance of such conditions), (iii) 2,052,899 Company Ordinary Shares or Company ADSs (representing 2,052,899 Ordinary Shares) were subject Company RSUs, of which 916,371 Company Ordinary Shares or Company ADSs were subject to performance-vesting conditions (representing 610,914 Ordinary Shares assuming achievement at target performance of such conditions), and (iv) 28,478,908 additional Company ADSs or Company Ordinary Shares were reserved for issuance pursuant to Company Stock Plans. Except as set forth in the preceding sentence of this Section 4.05(a), as of the date hereof, there are no issued, reserved for issuance or outstanding Company Ordinary Shares or other Equity Securities of the Company, other than (x) Company ADSs issued after the Capitalization Date under the Deposit Agreement in exchange for the deposit with the Depositary (or the Depositary Custodian) of Company Ordinary Shares outstanding as of the Capitalization Date as set forth in the preceding sentence, (y) Company Ordinary Shares included in the amount specified in clause (i)(B) of the preceding sentence and delivered after the Capitalization Date upon the surrender and cancellation of Company ADSs pursuant to the Deposit Agreement or (z) Company Ordinary Shares or Company ADSs issued after the Capitalization Date pursuant to the exercise of Company Share Options outstanding as of the Capitalization Date as set forth in the preceding sentence. Each Company ADS represents a beneficial ownership interest in one Company Ordinary Share, subject to the terms and conditions of the Deposit Agreement. All outstanding Company Ordinary Shares and Company ADSs have been, and all shares or other securities in the capital of the Company that may be issued prior to the Effective Time will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid or credited as fully paid, nonassessable, free from any transfer restrictions (other than transfer restrictions arising under applicable securities laws) and have not been and will not be issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person. No Subsidiary of the Company owns any Company Ordinary Shares or other Equity Securities of the Company.

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(b) The Company has previously made available to Parent a true and complete list, as of the close of business on the Capitalization Date, of (i) each Company Share Option, (ii) each Company RSU, (iii) the number of Company ADSs or Company Ordinary Shares underlying each Company Share Option and Company RSU (assuming achievement at target performance for any performance-based Company Share Options and/or Company RSUs), (iv) the date on which the Company Share Option and Company RSU was granted, (v) the Company Employee Plan under which the Company Share Option or Company RSU was granted, (vi) the exercise price of each Company Share Option, if applicable, and (vii) the expiration date of each Company Share Option and Company RSU, if applicable.

(c) There are no outstanding bonds, debentures, notes or other indebtedness of the Company or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company have the right to vote. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Ordinary Shares or other Equity Securities of the Company (other than pursuant to the exercise or settlement of Company Share Options, or the forfeiture of, or withholding of Taxes with respect to, Company Share Options). Neither the Company nor any of its Subsidiaries is a party to any agreement with respect to the voting of any Company Ordinary Shares or other Equity Securities of the Company other than the Deposit Agreement. The Company is in compliance in all material respects with the Deposit Agreement. The Company has made available to Parent a true and complete copy of the Deposit Agreement.

Section 4.06 Subsidiaries.

(a) Each Subsidiary of the Company is a corporation or other entity duly incorporated, formed or organized, validly existing and in good standing (except to the extent such concept is not applicable under Applicable Law of such Subsidiary’s jurisdiction of incorporation, formation or organization, as applicable) under the laws of its jurisdiction of incorporation, formation or organization and has all corporate or other organizational powers and authority, as applicable, required to own, lease and operate its properties and assets and to carry on its business as now conducted, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the Company’s “significant subsidiaries” as of the date hereof, as such term is defined in Regulation S-X promulgated by the SEC, as identified in Section 4.06 of the Company Disclosure Schedule (the “Company Material Subsidiaries”), is in material violation of any of its articles of association, certificate of incorporation, bylaws, limited partnership agreement, limited liability company agreement or comparable constituent, constitutional or organizational documents, in each case as amended to and in effect as of the date hereof. The Company Material Subsidiaries identified in Section 4.06 of the Company Disclosure Schedule include each “significant subsidiary,” as such term is defined in Regulation S-X promulgated by the SEC, of the Company as of the date hereof.

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(b) All of the issued and outstanding share capital or other Equity Securities of each Subsidiary of the Company have been validly issued and are fully paid or credited as fully paid and nonassessable (except to the extent such concepts are not applicable under Applicable Law of such Subsidiary’s jurisdiction of incorporation, formation or organization, as applicable) and are owned by the Company, directly or indirectly, free and clear of any Lien (other than transfer restrictions arising under securities laws or under the organizational documents of such Subsidiary) and have not been issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of any Subsidiary of the Company.

Section 4.07 SEC Filings; the Sarbanes-Oxley Act and UK Company Filings.

(a) The Company has timely filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company since the Reference Date (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”). No Subsidiary of the Company is required to file or furnish any report, schedule, form, statement, prospectus, registration statement or other document with the SEC.

(b) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), the Company SEC Documents filed or furnished to the SEC since the Reference Date complied in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the applicable listing and corporate governance rules and regulations of Nasdaq.

(c) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), each Company SEC Document filed or furnished to the SEC since the Reference Date did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(d) As of the date of this Agreement, (i) there are no material outstanding or unresolved comments received from the SEC staff with respect to any of the Company SEC Documents and (ii) to the knowledge of the Company, none of the Company SEC Documents (including the financial statements included therein) are subject to ongoing SEC review.

(e) The Company maintains disclosure controls and procedures (as defined in Rule 13a-15 under the 1934 Act) that are designed to provide reasonable assurance that all information required to be disclosed in the Company’s reports filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to the Company’s

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management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of the Company and the principal financial officer of the Company to make the certifications required under the 1934 Act with respect to such reports. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(f) The Company maintains a system of internal controls over financial reporting (as defined in Rule 13a-15 under the 1934 Act) (“internal controls”) designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with IFRS, and the Company’s principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of such internal controls prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. The Company has made available to Parent prior to the date of this Agreement a true and complete summary (in all material respects) or copies of any disclosure of the type described in the preceding sentence made by management to the Company’s auditors and audit committee during the period beginning on the Reference Date and ending as of the date hereof. Since the Reference Date to the date of this Agreement, each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the 1934 Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and Nasdaq. As of the date of this Agreement, neither the Company nor any of its executive officers has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(g) All returns, resolutions and other documents required under the United Kingdom Companies Legislation to be delivered by or on behalf of the Company or any of its Subsidiaries to the Registrar of Companies in England and Wales have, in all material respects, been prepared and delivered in accordance with applicable requirements.

(h) The information provided by and relating to the Company and each of its Subsidiaries to be contained in the Scheme Document Annex and the Proxy Statement will not, on the date the Scheme Document Annex and the Proxy Statement (and any amendment or supplement thereto) are first made available or delivered to Company Shareholders and Parent Stockholders in definitive form and on the dates of the Scheme Meeting, the Company GM and the Parent Stockholder Meeting, as applicable, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement or the Scheme Document Annex (in each case including any amendment or supplement thereto) which were not supplied in writing by or on behalf of the Company or any of its Affiliates specifically for inclusion or incorporation by reference therein.

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Section 4.08 Financial Statements and Financial Matters.

(a) The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in Company SEC Documents (or, if any such Company SEC Document is amended or superseded by a filing prior to the date of this Agreement, such amended or superseding Company SEC Document) present fairly in all material respects, in conformity with IFRS applied on a consistent basis during the periods presented (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in each case, to normal and recurring year-end audit adjustments in the case of any unaudited interim financial statements). Such consolidated financial statements have been prepared in all material respects from the books and records of the Company and its Subsidiaries.

(b) From the Reference Date to the date of this Agreement, the Company has not received written notice from the SEC, the FCA, the FRC or any other Governmental Authority indicating that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by the SEC, the FCA, the FRC or any other Governmental Authority. Since January 31, 2024, to the date of this Agreement, neither the Company nor any Subsidiary of the Company has received any material, unresolved complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Subsidiary of the Company or their respective internal accounting controls.

Section 4.09 Absence of Certain Changes.

(a) Since the Balance Sheet Date through the date of this Agreement, except for the negotiation of this Agreement and the transactions contemplated hereby, the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business.

(b) Since the Balance Sheet Date through the date of this Agreement, there has not been any event, change, effect, circumstance, fact, development or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c) Since the Balance Sheet Date through the date of this Agreement, there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time, would require Parent’s consent under clauses (ii), (iii), (vi), (vii), (viii), (ix), (xiii), (xiv), (xv), (xvi) or (xvii) of Section 6.01(b) (or solely with respect to the foregoing clauses, clause (xxii) of Section 6.01(b)).

Section 4.10 No Undisclosed Material Liabilities. There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations specifically disclosed, reflected or reserved against in the Company Balance Sheet or in the notes thereto, (b) liabilities or obligations incurred in the ordinary course of business since the Balance Sheet Date, (c) liabilities expressly required or expressly contemplated by this Agreement or (d) other liabilities or obligations that have not had and would not reasonably be expected to have,

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individually or in the aggregate, a Material Adverse Effect. As of the date of this Agreement, there are no off-balance sheet arrangements of any type pursuant to any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the 1933 Act (“Regulation S-K”) that have not been so described in Company SEC Documents.

Section 4.11 Litigation. There are no Proceedings pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries, any present or, to the knowledge of the Company, former officers, directors or employees of the Company or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of the Company or any of its Subsidiaries, by or before (or, in the case of threatened Proceedings, that would be by or before) any Governmental Authority, (a) that have had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (b) that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction; provided, that to the extent any such representations or warranties in the foregoing clauses (a) and (b) pertain to Proceedings that relate to the execution, delivery, performance or consummation of this Agreement or any of the transactions contemplated by this Agreement, such representations and warranties are made only as of the date hereof. There is (in the case of clause (ii) below, as of the date of this Agreement) no Order outstanding against the Company, any of its Subsidiaries, any present or, to the knowledge of the Company, former officers, directors or employees of the Company or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of any of the Company or any of its Subsidiaries or, to the knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries, any present or, to the knowledge of the Company, former officers, directors or employees of the Company in their respective capacities as such, or any of the respective properties or assets of any of the Company or any of its Subsidiaries, that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction.

Section 4.12 Permits. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each of its Subsidiaries hold all governmental licenses and Consents necessary for the operation of its respective businesses as they are now being conducted (the “Company Permits”). The Company and each of its Subsidiaries are, and since the Reference Date have been, in compliance with the terms of Company Permits, except for failures to comply that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All Company Permits are in full force and effect (subject to the Bankruptcy and Equity Exceptions to the extent applicable thereto) and no default (with or without notice, lapse of time, or both) has occurred under any Company Permit and there are no Proceedings pending, or, to the knowledge of the Company, threatened that seek, and the revocation, cancellation, termination, non-renewal or adverse modification of any Company Permit, except where such revocation, cancellation, termination, non-renewal or adverse modification has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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Section 4.13 Compliance with Laws. The Company and each of its Subsidiaries are, and since the Reference Date have been, in compliance with, and are not, and since the Reference Date have not been, in default under or in violation of, all Applicable Laws, except for failures to comply that (a) have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (b) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction.

Section 4.14 Regulatory Matters.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each of the Company and its Subsidiaries holds (A) all authorizations and certifications applicable to its activities, products and functions, including, where applicable, those under the U.S. Food, Drug, and Cosmetic Act of 1938 (the “FDCA”), the U.S. Public Health Service Act (the “PHSA”), the European Medical Device Regulation (2017/745), the Invitro Diagnostic Medical Devices Regulation (2017/746), EU Directives 93/42/EEC, 98/79/EC, 90/385/EEC, 2005/28/EC, 2001/83/EC, Regulations (EC) 726/2004 and (EC) 536/2014, the U.K.’s Medical Devices Regulations 2002, Human Medicines Regulations 2012 and Human Use (Clinical Trials) Regulations 2004, the regulations, requirements and guidelines of the U.S. Food and Drug Administration (the “FDA”), the European Commission (the “EC”), the European Medicines Agency (the “EMA”), and the Medicines and Healthcare products Regulatory Agency (the “MHRA”) promulgated thereunder, including good laboratory, clinical, and manufacturing practices regulations, as well as ISO certifications and standards for healthcare and related data including ISO31000, ISO14155, ISO13485, ISO9001 and ISO 27001, and (B) authorizations of any applicable Governmental Authority that are concerned with the quality, functionality, identity, strength, purity, safety, efficacy, manufacturing, testing, processing, research, packaging, labelling, storage, transport, marketing, distribution, sale, pricing, import or export of any of the Company External Drug Product Candidates or the Company Internal Drug Product Candidates (any such Governmental Authority, an “Company Regulatory Agency”), necessary for the lawful activities and operations of the businesses of the Company or any of its Subsidiaries as currently conducted or as previously conducted during the period beginning on the Reference Date and ending on the date of this Agreement (collectively, all such authorizations in clauses (A) and (B) are referred hereafter as the “Company Regulatory Permits”); (ii) all such Company Regulatory Permits are in each case valid and in full force and effect (subject to the Bankruptcy and Equity Exceptions to the extent applicable thereto); and (iii) the Company and its Subsidiaries are in compliance with the terms of all such Company Regulatory Permits.

(b) As of the date hereof, neither the Company nor any of its Subsidiaries (i) are party to any material corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, reduced or special licensing measures, warnings notices, enhanced monitoring or audits, deficiency notices or similar agreements, notices or measures with or imposed by any Company Regulatory Agency or (ii) has knowledge (including as a result of any communication from any Company Regulatory Agency ) that a material Company Regulatory Permit or application for a material Company Regulatory Permit is invalid or will be or has been suspended, rejected, cancelled, terminated or granted in a scope narrower than applied for.

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(c) All pre-clinical and clinical investigations in respect of a Company External Drug Product Candidate or a Company Internal Drug Product Candidate conducted or sponsored by the Company or any of its Subsidiaries are being, and since the Reference Date have been, conducted in compliance with all Applicable Laws administered or issued by the applicable Company Regulatory Agencies, including (i) standards for the design, conduct, performance, monitoring, auditing, recording, analysis and reporting of clinical trials (A) promogulated by the FDA, and as contained in Title 21 parts 50, 54, 56, 310, 312, 314, 320, and 600 of the Code of Federal Regulations, applicable research protocols, institutional review board or other ethics committee requirements, and federal and state legal requirements; and (B) promogulated by the EC, EMA and MHRA, and as contained in Directive 2005/28/EC, Regulation (EC) 536/2014, and the U.K.’s Medical Devices Regulations 2002, and Human Use (Clinical Trials) Regulations 2004, and (ii) any Applicable Laws governing, relating to, or restricting the collection, processing, use and disclosure of individually identifiable information, health information, human biological samples and genetic information, and personal information, except, in each case, for such noncompliance that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notices, correspondence, or other communication from the FDA, EC, EMA, MHRA, or any other similar Governmental Authority or any ethics committee recommending or requiring the termination, suspension, clinical hold, or material modification of any ongoing or planned clinical trials conducted by, or on behalf of, the Company.

(d) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, during the period beginning on the Reference Date and ending on the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice from the FDA, Medicines and Healthcare products Regulatory Agency, EC, EMA, MHRA or any foreign agency with jurisdiction over the design, development, testing, marketing, labeling, sale, use handling and control, functionality, safety, efficacy, reliability, distribution, storage, transport, packaging, processing, or manufacturing of the Company External Drug Product Candidates or the Company Internal Drug Product Candidates that would reasonably be expected to lead to the denial, suspension, limitation, revocation, or rescission of any of the Company Regulatory Permits or of any self-certification or application for marketing approval currently pending before the FDA or such other Company Regulatory Agency.

(e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its respective directors, officers, employees and, to the knowledge of the Company, its other agents (while acting in such capacity) are, and since the Reference Date have been, in compliance with all Applicable Laws relating to controlled substances or the manufacturing, testing, processing, supplying, distributing, transporting, labeling, packaging, dispensing, using, reporting, storing, disposing, importing, exporting, controlling, wholesaling, brokering or trading of controlled substances, including the federal Controlled Substances Act (21 U.S.C. §§ 801 et seq.), Directive 2001/83, the Misuse of Drugs Act 1971 and Human Medicines Regulations 2012, and the regulations promulgated pursuant thereto, and any other similar local, state, or foreign laws, including all necessary registration, recordkeeping, reporting, security and storage requirements. Since the Reference Date to the date hereof, the Company has not received any correspondence or any other written communication from any Governmental Authority, including the Drug Enforcement Administration and local, state or foreign regulatory and law enforcement authorities, of potential or actual non-compliance by, or liability of, the Company under any Applicable Law relating to controlled substances.

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(f) Since the Reference Date, all reports, documents, claims, permits and notices required to be filed, maintained or furnished to the FDA, EMA, MHRA or any other Company Regulatory Agency by the Company and its Subsidiaries have been so filed, maintained or furnished, except where failure to file, maintain or furnish such reports, documents, claims, permits or notices have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such reports, documents, claims, permits and notices were true, accurate and complete in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). Since the Reference Date, neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any officer, employee, agent or contractor of the Company or any of its Subsidiaries, has made an untrue statement of a material fact or a fraudulent statement to the FDA, EMA, MHRA or any other Company Regulatory Agency, failed to disclose a material fact required to be disclosed to the FDA or any other Company Regulatory Agency, or committed an act, made a statement, or failed to make a statement, in each such case, related to the business of the Company or any of its Subsidiaries, that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for the EMA, MHRA, or any other Company Regulatory Agency to invoke any similar policy, except for any act or statement or failure to make a statement that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Reference Date, (i) neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any officer, employee, agent or contractor of the Company or any of its Subsidiaries, has been debarred or convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. § 335a(a) or any similar Applicable Law or authorized by 21 U.S.C. § 335a(b) or any similar Applicable Law applicable in other jurisdictions in which any of the Company Internal Drug Product Candidates or Company External Drug Product Candidates are tested, manufactured, marketed, distributed, or sold or where the Company has publicly announced an intention to sell any Company Internal Drug Product Candidates or Company External Drug Product Candidates; and (ii) neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any officer, employee, agent or contractor of the Company or any of its Subsidiaries, has been excluded from participation in any federal health care program or convicted of any crime or engaged in any conduct for which such Person could reasonably be expected to be excluded from participating in any federal health care program, health or buying procurement program, pricing or reimbursement scheme under Section 1128 of the Social Security Act of 1935 or any similar program, including any conduct that would constitute non-compliance with the Federal Anti-Kickback Statute, Federal False Claims Act, or their respective state equivalents.

(g) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, as to each Company Internal Drug Product Candidate subject to the FDCA and the regulations of the FDA promulgated thereunder or any similar Applicable Law in any applicable jurisdiction, each such Company Internal Drug Product Candidate is being or has been designed, developed, manufactured, stored, distributed and marketed in compliance with all Applicable Laws, including those relating to investigational use,

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marketing approval, current good clinical practices and good manufacturing practices, packaging, functionality, labeling and product claims, advertising, record keeping, reporting, and security. There are no Proceedings pending or, to the knowledge of the Company, threatened, including any prosecution, injunction, seizure, civil fine, debarment, suspension or recall, in each case, alleging any violation applicable to the Company Platform, any Company External Drug Product Candidate or any Company Internal Drug Product Candidate by the Company or any of its Subsidiaries of any Applicable Law, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) during the period beginning on the Reference Date and ending on the date of this Agreement, neither the Company nor any of its Subsidiaries have voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any material recall, field corrections, market suspension, withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action to wholesalers, distributors, retailers, healthcare professionals or patients relating to an alleged lack of safety, functionality, efficacy or regulatory compliance of any Company External Drug Product Candidate or Company Internal Drug Product Candidate and (ii) to the knowledge of the Company, neither the Company nor any of its Subsidiaries has received, any written notice from the FDA or any other Company Regulatory Agency during the period beginning on the Reference Date and ending on the date of this Agreement regarding (A) the recall, market withdrawal or replacement of any Company External Drug Product Candidate or Company Internal Drug Product Candidate (other than recalls, withdrawals or replacements that are not material to the Company and its Subsidiaries, taken as a whole), (B) a material change in the marketing classification or a material change in the labeling of any such Company External Drug Product Candidates or Company Internal Drug Product Candidates, (C) a termination or suspension of the manufacturing, marketing, testing, or distribution of such Company External Drug Product Candidates or Company Internal Drug Product Candidates, or (D) a material negative change in reimbursement status of a Company External Drug Product Candidate or Company Internal Drug Product Candidate.

Section 4.15 Material Contracts.

(a) Section 4.15(a) of the Company Disclosure Schedule sets forth a list as of the date of this Agreement of each of the following Contracts other than Company Employee Plans (which shall be governed by Section 4.17), to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective assets are bound (each such Contract listed or required to be so listed, and each of the following Contracts to which the Company or any of its Subsidiaries becomes a party or by which any of them or any of their respective assets become bound after the date of this Agreement, an “Company Material Contract”):

(i) any Contract (other than Leases), including any development, manufacturing, supply or distribution agreement, that involved or would reasonably be expected to involve in the fiscal year ending December 31, 2024, the payment or delivery of cash or other consideration by or to the Company or any of its Subsidiaries in an amount that had a value or having an expected value in excess of $1,200,000;

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(ii) each Contract providing for the acquisition or disposition of assets outside of the ordinary course of business or of securities by or from any Person or any business (or any Contract providing for an option, right of first refusal or offer or similar rights with respect to any of the foregoing) (A) that involved since December 31, 2021, or would reasonably be expected to involve, the payment of consideration in excess of $1,000,000 in the aggregate with respect to such Contract or series of related Contracts, or (B) that contains (or would contain, in the case of an option, right of first refusal or offer or similar rights) (x) ongoing representations, warranties, covenants, indemnities or other obligations (including “earn-out”, contingent value rights or other contingent payment or value obligations) that would involve or would reasonably be expected to require the receipt or making of payments in excess of $1,000,000 or (y) any provision pursuant to which any Equity Securities of the Company or any of its Subsidiaries (including any Company ADS) may be issued;

(iii) any Contract between any Governmental Authority, on the one hand, and the Company or any of its Subsidiaries, on the other hand, involving or that would reasonably be expected to involve payments after the date of this Agreement to or from such Governmental Authority in an amount having an expected value in excess of $1,000,000 in the fiscal year ending December 31, 2024;

(iv) any Contract that (A) limits or purports to limit, in any material respect, the freedom of the Company or any of its Subsidiaries to engage or compete in any line of business or with any Person or in any area, (B) contains material exclusivity or “most favored nation” obligations or restrictions with respect to the Company or any of its Subsidiaries or (C) contains any other provisions that materially restrict the ability of the Company or any of its Subsidiaries to develop, use or maintain the Company Platform or to sell, market, distribute, promote, manufacture, develop, use, commercialize, or test or research any Company Internal Drug Product Candidate, directly or indirectly through Third Parties, in any material respect;

(v) any Contract relating to Indebtedness of the Company or any of its Subsidiaries (including under any short-term financing facility) in excess of $1,000,000 (whether incurred, assumed, guaranteed or secured by any asset of the Company or any of its Subsidiaries) other than any Contract exclusively between or among the Company and any of its wholly owned Subsidiaries;

(vi) any Contract restricting the payment of dividends or the making of distributions in respect of any Equity Securities of the Company or any of its Subsidiaries or the repurchase or redemption of, any Equity Securities of the Company or any of its Subsidiaries (other than Contracts relating to Indebtedness described in clause (v) of this Section 4.15(a) and set forth in clause (v) of Section 4.15(a) of the Company Disclosure Schedule);

(vii) any material joint venture, profit-sharing, partnership, collaboration or co-promotion agreement;

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(viii) any Contract with any Person (A) pursuant to which the Company or its Subsidiaries are required to pay milestones, royalties or other contingent payments based on any research, testing, development, regulatory filings or approval, sale, distribution, commercial manufacture or other similar occurrences, developments, activities or events (other than any Contract with contract research organizations for internal research entered into in the ordinary course of business) or (B) under which the Company or its Subsidiaries grants to any Person any right of first refusal, right of first negotiation, option to purchase, option to license, or any other similar rights with respect to the Company Platform, any Company External Drug Product Candidate, any Company Internal Drug Product Candidate or any material Intellectual Property Rights, in the case of each of clauses (A) and (B), which payments are in an amount having an expected value in excess of $1,000,000 in the fiscal year ending December 31, 2024, or any fiscal year thereafter;

(ix) any lease or sublease for personal property for which annual rental payments made by the Company or any of its Subsidiaries were, or are expected to be, in excess of $1,000,000 in the fiscal year ending December 31, 2024, or any fiscal year thereafter;

(x) all material Contracts pursuant to which the Company or any of its Subsidiaries (A) receives or is granted any license (including any sublicense) to, or covenant not to be sued under, any Intellectual Property Rights (other than licenses to commercially available software, including off-the-shelf software, or other commercially available technology), including any Intellectual Property Rights (i) with respect to the Company Platform, any Company External Drug Product Candidate or any Company Internal Drug Product Candidate, or (ii) used in the operation of the business of the Company or its Subsidiaries or (B) grants any license (including any sublicense) to, or covenant not to be sued under, any Company Intellectual Property (other than non-exclusive licenses granted in the ordinary course of business), in the case of each of clauses (A) and (B), that (1) involved aggregate payments by or to the Company or any of its Subsidiaries in excess of $1,000,000 in the fiscal year ending December 31, 2023, or will involve aggregate payments by or to the Company or any of its Subsidiaries in excess of $1,000,000 in any fiscal year thereafter or (2) are material to the development or operation of the Company Platform or the development, manufacture or commercialization or manufacture of any Company External Drug Product Candidate or Company Internal Drug Product Candidate;

(xi) any Contract related to any merger, acquisition, consolidation, sale, spin-off or other business combination or divestiture transaction involving the Company, its Subsidiaries or any business unit thereof;

(xii) any Contract providing for the development (including co- or joint development) of any Intellectual Property Rights, independently or jointly, (A) by the Company or its Subsidiaries or (B) for the Company or its Subsidiaries (other than Employee Proprietary Information Agreements and Consultant Proprietary Information Agreements, copies of which have been made available to Parent’s counsel);

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(xiii) any Contracts (A) with any record or, to the knowledge of the Company, beneficial owner as of the date hereof of five percent or more of the voting securities of the Company, or (B) of the type that would be required to be disclosed under Item 404 of Regulation S-K under the 1933 Act;

(xiv) any Contract involving the settlement or compromise of any Proceedings (whether pending or threatened) (or series of related Proceedings) which will involve payments after the date of this Agreement in excess of $500,000;

(xv) any settlement agreements entered into by or with respect to the Company or any of its Subsidiaries with any Taxing Authority and providing for payments in excess of $500,000; and

(xvi) any Contract that obligates the Company or any Subsidiary of the Company to make any capital investment or capital expenditure outside the ordinary course of business and in excess of $500,000.

(b) All Company Material Contracts are, subject to the Bankruptcy and Equity Exceptions, (i) valid and binding obligations of the Company or a Subsidiary of the Company (as the case may be) and, to the knowledge of the Company, each of the other parties thereto, and (ii) in full force and effect and enforceable in accordance with their respective terms against the Company or its Subsidiaries (as the case may be) and, to the knowledge of the Company, each of the other parties thereto (in each case except for such Company Material Contracts that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by the Company or any of its Subsidiaries of any of the provisions thereof), except where the failure to be valid and binding obligations and in full force and effect and enforceable has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Company, as of the date of this Agreement, no Person is seeking to terminate or challenge the validity or enforceability of any Company Material Contract, except such terminations or challenges which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of the other parties thereto, has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither the Company nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Company Material Contract, except for those violations and defaults (or potential defaults) that would not have had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has made available to Parent true and complete copies of each Company Material Contract as in effect as of the date hereof.

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Section 4.16 Taxes.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(i) all Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or with respect to, the Company or any of its Subsidiaries have been filed when due (giving effect to all valid extensions of time within which to file) in accordance with all Applicable Law, and all such Tax Returns (and any amendments thereof) are true and complete in all respects;

(ii) each of the Company and its Subsidiaries has (x) timely paid in full to the appropriate Taxing Authority (or has had timely paid in full on its behalf) all Taxes due and owing by it (whether or not shown on any Tax Return), and (y) where payment is not yet due, established (or had established on its behalf and for its sole benefit and recourse) an adequate accrual, in accordance with IFRS;

(iii) each of the Company and its Subsidiaries has (x) duly and timely withheld, deducted and collected all Taxes required to be withheld, deducted and collected by any of them with respect to any payment owing to, or received from, their employees, creditors, independent contractors, customers and other third parties, and such Taxes have been duly and timely paid to the proper Taxing Authority or properly set aside in accounts for future payment when due and (y) otherwise complied with all Applicable Law relating to the payment, withholding, deduction, collection and remittance of Taxes (including information reporting requirements and record retention requirements);

(iv) there is no (x) Proceeding pending or threatened in writing against or with respect to the Company or its Subsidiaries in respect of Taxes or Tax Returns of such Person or (y) deficiency for Taxes that has been proposed, asserted or assessed by any Governmental Authority against the Company or any of its Subsidiaries and that has not been fully satisfied by payment;

(v) neither the Company nor any of its Subsidiaries has extended or waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency and no request for any such waiver or extension has been filed or is currently pending;

(vi) there are no Liens for Taxes (other than Permitted Liens that are described in clause (A) of the definition thereof) on any of the property or assets of the Company or any of its Subsidiaries;

(vii) within the past six years, no jurisdiction in which the Company or any of its Subsidiaries does not file a Tax Return has asserted in writing a claim that the Company or such Subsidiary is or may be subject to a material amount of Taxes or required to file material Tax Returns in such jurisdiction;

(viii) the Company and its Subsidiaries have made available all documentation relating to any applicable Tax holidays, deferrals or incentives and are in compliance with the requirements of any applicable Tax holidays, deferrals or incentives;

(ix) all documents to which the Company or any of its Subsidiaries is a party and under which the Company or any of its Subsidiaries has any rights or that form part of the Company’s or any of its Subsidiaries’ title to any asset have been duly stamped and any applicable stamp or any other transfer, registration or documentary Tax in respect of such documents has been paid; and

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(x) neither the Company nor any of its Subsidiaries has undertaken to represent for stamping after the date hereof any document that has been provisionally stamped.

(b) Within the last two years, neither the Company nor any of its Subsidiaries was a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a transaction intended to qualify under Section 355 of the Code (or any similar provision of state, local or non-U.S. law).

(c) The Company is, and at all times since its formation has been, properly treated as a foreign corporation for U.S. federal income Tax purposes, and neither the Company nor any of its Subsidiaries (nor any of their respective predecessors) is or has been a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code or a domestic corporation under Section 7874(b) of the Code.

(d) Neither the Company nor any of its Subsidiaries (i) is or has been a member of any affiliated, consolidated, combined, aggregate, unitary or similar group for Tax purposes other than one of which the Company or any of its Subsidiaries was the common parent and were the sole members; (ii) is party to or bound by, or has any obligation under, any material agreement relating to the apportionment, sharing, assignment, indemnification, reimbursement or allocation of Taxes (other than (x) an agreement solely between or among the Company and/or one or more of its Subsidiaries or (y) Tax indemnification provisions in ordinary course commercial agreements that are not primarily related to Taxes); (iii) has entered into a closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) or other ruling by or written agreement with a Taxing Authority, in each case, with respect to material Taxes and there are no requests for rulings, determinations or closing agreements in respect of any material Taxes that are pending between the Company or any of its Subsidiaries and any Taxing Authority; or (iv) has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. law) or as a transferee or successor, by Contract (other than a Contract described in Section 4.16(d)(ii)(y)) or otherwise by operation of law.

(e) Neither the Company nor any of its Subsidiaries has made an election pursuant to Section 965(h) of the Code.

(f) Neither the Company nor any of its Subsidiaries has participated or engaged in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or any other similar transaction requiring disclosure under any similar provision of state, local or non-U.S. law.

(g) The Company and its Subsidiaries are not, and have never been, “United States real property holding corporations” within the meaning of Section 897 of the Code.

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(h) The Company and its Subsidiaries are resident only in their jurisdiction of incorporation for all Tax purposes, and neither the Company nor any of its Subsidiaries have ever received a written claim from a Taxing Authority in respect of material Taxes that remains unresolved and that is attributable to a permanent establishment in a country that is outside of the country in which the Company or its Subsidiaries, respectively, are incorporated.

(i) The Company and each of its Subsidiaries have at all times materially complied with all Applicable Laws regarding transfer pricing, including the execution and maintenance of all documentation required to substantiate the transfer pricing practices and methodology of the Company and its Subsidiaries.

(j) Neither the Company nor any of its Subsidiaries is a party to any advance pricing agreement or any similar agreement or arrangement with any Taxing Authority.

Section 4.17 Employees and Employee Benefit Plans.

(a) Section 4.17 of the Company Disclosure Schedule sets forth a true and complete list as of the date of this Agreement of each material Company Employee Plan. For each material Company Employee Plan, the Company has made available to Parent a copy of such plan (or a description, if such plan is not written, or a form materially consistent therewith, if such plan is an individual agreement) and all amendments thereto, together with a copy of (if applicable): (i) each trust, insurance or other funding arrangement, (ii) each summary plan description and summary of modifications, (iii) the three most recent annual reports or similar reports (e.g., Internal Revenue Service Forms 5500) required to be filed with, delivered to or received by any Governmental Authority, (iv) the most recent favorable determination or opinion letter from the Internal Revenue Service, HM Revenue and Customs or like Governmental Authority, (v) all non-discrimination tests for each Company Employee Plan for the three most recent plan years, (vi) the most recently prepared actuarial reports and financial statements in connection with each such Company Employee Plan and (vii) all material documents and correspondence relating thereto received from or provided to the Department of Labor, the PBGC, the Internal Revenue Service or any other Governmental Authority since the Reference Date. The Company has made available to Parent a copy of the written terms of appointment or employment for each Senior Employee (including any amendments to them) and any material standard written terms of employment or engagement pursuant to which each group of employees, consultants or independent contractors of the Company and its Subsidiaries are employed or engaged.

(b) Neither the Company, any Subsidiary of the Company, nor any of their ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has, during the last six years, sponsored, maintained, administered or contributed to (or had any obligation to contribute to), (i) any plan subject to Title IV of ERISA, (ii) any multiemployer plan, as defined in Section 3(37) of ERISA, (iii) any multiple employer plan or any other plan described in Section 413 of the Code, or (iv) any multiple employer welfare arrangement (within the meaning of Section 3(40) of ERISA). Neither the Company nor any of its Subsidiaries have in the last six years been an “associate” of or “connected” with an “employer” (within the meaning of the United Kingdom Pensions Act 2004), of an “occupational pension scheme” which is not a “money purchase scheme” (as such terms are defined in the United Kingdom Pension Schemes Act 1993), and neither the Company nor any of its Subsidiaries have at any time prior to the date of this Agreement been such an employer, or participated in or had any liability in relation to a defined benefit pension scheme in any jurisdiction outside of the United States.

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(c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter or may rely on a favorable opinion letter from the Internal Revenue Service or has applied to the Internal Revenue Service for such a letter within the applicable remedial amendment period or such period has not expired and, to the knowledge of the Company, no circumstances exist that would reasonably be expected to result in any such letter being revoked or not being reissued or a penalty under the Internal Revenue Service Closing Agreement Program if discovered during an Internal Revenue Service audit or investigation. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each trust created under any such Company Employee Plan is exempt from Tax under Section 501(a) of the Code and has been so exempt since its creation.

(d) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company has complied with all the requirements of Schedules 4 and 5 of ITEPA in respect of any Company Share Option that is intended to qualify as a CSOP Option or EMI Option, respectively.

(e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Company Employee Plan has been established and maintained in compliance with its terms and all Applicable Law, including ERISA, the Code, any applicable provisions of the United Kingdom Pensions Act 2008 and United Kingdom laws prohibiting discrimination on the grounds of a protected characteristic (as set out in the United Kingdom Equality Act 2010). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) no “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan, and (ii) neither the Company, any Subsidiary of the Company, nor any of their ERISA Affiliates is subject to any penalty or Tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no Proceeding (other than routine claims for benefits) is pending against or involves or, to the Company’s knowledge, is threatened against or reasonably expected to involve, any Company Employee Plan before any Governmental Authority, including the Internal Revenue Service, HM Revenue and Customs, the Department of Labor, the PBGC, the United Kingdom Pensions Ombudsman or the United Kingdom Pensions Regulator.

(f) Except as provided under this Agreement or pursuant to Applicable Law, with respect to each director, officer, employee or independent contractor (including each former director, officer, employee, or independent contractor) of the Company or any of its Subsidiaries, the consummation of the transactions contemplated by this Agreement will not, either alone or together with any other event: (i) entitle any such individual to any payment or benefit, including any bonus, retention, severance or retirement benefit, (ii) result in any forgiveness of indebtedness, (iii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor

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trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Company Employee Plan, (iv) contractually limit or restrict the right to amend or terminate any Company Employee Plan, (v) result in the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code), or (vi) result in, or entitle any such person to, any change to the terms and conditions on which they are employed or engaged.

(g) Neither the Company nor any of its Subsidiaries has any liability for, and no Company Employee Plan provides for any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any director, officer, or employee (including any former director, officer, or employee) of the Company or any of its Subsidiaries other than coverage mandated by Applicable Law (such as health care continuation coverage as required by Section 4980B of the Code or any similar state law or ERISA). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all contributions and expenses due and payable by the Company or any of its Subsidiaries in respect of a Company Employee Plan have been paid in full.

(h) No United Kingdom-based employee or officer, and no former United Kingdom based employee or officer, of the Company or any of its Subsidiaries has any entitlement (whether actual or contingent) to rights which are not rights to old-age, invalidity or survivors’ benefits (within the meaning of the EU Acquired Rights Directive 2001) arising as a result of a transfer of their employment to the Company or any of its Subsidiaries under either the United Kingdom Transfer of Undertakings (Protection of Employment) Regulations 2006 (as amended) or its predecessor legislation.

(i) Any lump sum, gratuity or other like benefit payable in the event of the death in service of a United Kingdom-based employee or officer of the Company or any of its Subsidiaries is fully insured with an insurance company authorized under the United Kingdom Financial Services and Markets Act 2000 with permission under Part 4A of that Act to effect and carry out contracts of long-term insurance.

(j) With respect to any Company Employee Plan for the benefit of the Company employees or dependents thereof who perform services or who are employed outside of the United States (a “Non-U.S. Plan”), except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) if required to have been approved by any non-U.S. Governmental Authority (or permitted to have been approved to obtain any beneficial Tax or other status), such Non-U.S. Plan has been so approved or timely submitted for approval; no such approval has been revoked (nor, to the knowledge of the Company, has revocation been threatened) and no event has occurred since the date of the most recent approval or application therefor that is reasonably likely to affect any such approval; (ii) if intended to be funded and/or book reserved, such Non-U.S. Plan is fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions; and (iii) no material liability exists or reasonably could be imposed upon the assets of the Company or any of its Subsidiaries by reason of such Non-U.S. Plan.

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Section 4.18 Labor Matters.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are, and since the Reference Date have been, in compliance with all Applicable Laws relating to labor and employment, including those relating to all obligations imposed on it by the relevant individual’s contract of employment or engagement, labor management relations, wages, hours, overtime, holiday pay, employee classification, discrimination, immigration, the publication of any required information, harassment (including sexual harassment), victimization, whistleblowing, civil rights, affirmative action, work authorization, safety and health, information privacy and security and workers compensation. No material payment or benefit is due and owing by the Company or any of its Subsidiaries to any current or former employee, consultant, independent contractor, director or officer (or any of their beneficiaries or dependents) other than in the ordinary course of business.

(b) The Company has previously provided to Parent, to the extent permitted by Applicable Law, a true and complete list as of the date of this Agreement of the total number of employees of the Company and its Subsidiaries, together with (where applicable) the jurisdiction in which they are employed and their employing entity, employment commencement date, notice period, salary or wages, and target bonus and commissions payments with respect to the current calendar year and bonus and commission payments made in the preceding calendar year, and if applicable, the current calendar year.

(c) The Company has previously provided to Parent, to the extent permitted by Applicable Law, a true and complete list as of the date of this Agreement of, with respect to all individual contractors, consultants, advisors and other non-employee service providers engaged by or who otherwise provide services to the Company and are natural persons, a brief description of the services provided to the Company and such individual service provider’s: (i) name; (ii) location; (iii) rate of compensation; and (iv) length and term of service.

(d) As of the date of this Agreement, no Senior Employee has given or received notice terminating his or her appointment or employment.

(e) Neither the Company nor any of its Subsidiaries has since the Reference Date (i) proposed or commenced any collective redundancy, reduction in force, mass layoff or similar process (including any consultation in connection therewith) or failed to comply in all material respects with its obligations in respect of such process under Applicable Law, or (ii) been a party to a relevant transfer (as defined in any law implementing the European Union Acquired Rights Directive 2001/23/EC or any other similar law in any jurisdiction) or provided indemnity protection to any third party in relation to any relevant transfer taking place within that timeframe, in either case having failed to comply in any material respects with any obligations imposed by such law or, to the Company’s knowledge, acquired liability for any other party’s failure to comply.

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(f) Neither the Company nor any of its Subsidiaries is a party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or any other similar agreement or arrangement with, or commitment to, any labor organization, labor or trade union, works council, staff association or other employee representative body, and, to the Company’s knowledge: (i) no employee of the Company or any of its Subsidiaries is a member of any trade or labor union, works council, staff association, labor organization or other employee representative body; and (ii) from the Reference Date through the date of this Agreement, to the knowledge of the Company, there has not been any organizational campaign, card solicitation, petition or other unionization or similar activity seeking recognition of a collective bargaining or similar unit relating to any director, officer, or employee of the Company or any of its Subsidiaries. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, as of the date of this Agreement, (x) there are no unfair labor practice complaints pending or, to the Company’s knowledge, threatened in writing against the Company or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority or any current union representation questions involving any director, officer, or employee (including any former director, officer, or employee) of the Company or any of its Subsidiaries with respect to the Company or its Subsidiaries, and (y) since the Reference Date there has not been, and there is, no labor strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to the Company’s knowledge, threatened against or affecting the Company or any of its Subsidiaries.

(g) No current request made pursuant to: Schedule A1 Part I of the United Kingdom Trade Union and Labour Relations (Consolidation) Act 1992 for recognition of any trade union or Regulation 7 of the United Kingdom Information and Consultation of Employees Regulations 2004 to negotiate an agreement in respect of information or consultation, has been received by the Company or any of its Subsidiaries nor, to the Company’s knowledge does any trade or labor union, works council, staff association, other employee representative body or group of employees currently intend to submit any such request to the Company or any of its Subsidiaries.

(h) The Company and its Subsidiaries have not entered into any agreement with any works council, trade or labor union, staff association, labor organization, or other representative body that would require the Company to obtain the consent of, or provide advance notice or information to such works council, trade or labor union, staff association, labor organization, or other employee representative body of the transactions contemplated by this Agreement.

(i) Neither the Company nor any of its Subsidiaries is involved in any active, pending or, to the Company’s knowledge, threatened material Proceedings in respect of any of its or their current or former employees, consultants, independent contractors, directors or officers and except as would not be material, to the Company’s knowledge, no facts or circumstances exist that could give rise to such material Proceedings.

Section 4.19 Intellectual Property.

(a) Section 4.19(a) of the Company Disclosure Schedule is a complete and accurate list, as of the date of this Agreement, of all Patents, registered Marks, registered Copyrights and registered Internet Properties, and applications for any of the foregoing, that are owned by or purported to be owned by, or that are filed or registered in the name of, the Company or any of its Subsidiaries (in each case alone or together with any other party) (the “Company Registered IP”), indicating for each item the registration or application number and the applicable jurisdiction.

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(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each item of Company Owned IP is legally, beneficially and solely owned by the Company or one of its Subsidiaries, free and clear of all Liens (other than Permitted Liens), (ii) none of the Company Registered IP has lapsed, expired, or been abandoned (including as a result of failure to pay the necessary renewal or maintenance fees) prior to the end of the applicable term of such Company Registered IP, except where the Company has made a reasonable business decision to not maintain such Company Registered IP, (iii) none of Company Registered IP that has issued has subsequently been adjudged invalid or unenforceable, (iv) to the knowledge of the Company, all Company Registered IP is subsisting, valid and enforceable, (v) to the knowledge of the Company, there is no opposition, interference, derivation, cancellation Proceeding pending or threatened against the Company or its Subsidiaries challenging or contesting the ownership, validity, scope or enforceability of any Company Registered IP (other than ordinary course Proceedings related to the application for, or renewal of, any item of Company Registered IP), and (vi) none of the Company or any of its Subsidiaries has waived any right, or granted the right to any Third Party, to bring a claim or suit against any other Third Party for infringement or misappropriation of the Company Owned IP covering the Company Platform or any Company Internal Drug Product Candidate.

(c) The Company or its Subsidiaries owns or otherwise has the right to use all Intellectual Property Rights used in or necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted by the Company and its Subsidiaries. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company Intellectual Property constitutes all of the material Intellectual Property Rights necessary (i) for the conduct of the business of the Company as currently conducted and (ii) to use, develop and maintain the Company Platform as currently used, developed and maintained, or to develop, manufacture, sell or exploit the Company Internal Drug Product Candidates as currently being developed or manufactured by the Company and its Subsidiaries as of the date of this Agreement. Except under any Company Material Contract, neither the Company or its Subsidiaries has sold, assigned, licensed exclusively, or agreed to do any of the foregoing in respect of material Company Intellectual Property. No agreement under which the Company or any of its Subsidiaries is granted rights to any material Company Intellectual Property is subject to any written notice of termination or breach (or, to the knowledge of the Company, any threat of termination or breach), and to the knowledge of the Company, all such agreements are valid and subsisting and, to the knowledge of the Company, no party to them is in any material breach of the same.

(d) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) to the knowledge of the Company, none of the Company Owned IP is subject to any Order or Proceeding pending or threatened, naming the Company or any of its Subsidiaries contesting the proprietorship, validity, enforceability, or use thereof, or rights thereto by or of the Company or any of its Subsidiaries, (ii) to the knowledge of the Company, neither the Company Platform, Company Internal Drug Product Candidates, Company Owned IP, nor the operation of the business of the Company or any of its Subsidiaries, including the use, development, maintenance or exploitation of the Company

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Platform or the development, manufacture, sale or exploitation of such Company Internal Drug Product Candidates for the indications currently being developed or manufactured, infringes, misappropriates, misuses or otherwise violates and has not infringed, misappropriated, misused or otherwise violated any Intellectual Property Rights of any Third Party, (iii) to the knowledge of the Company, no Third Party has infringed, misappropriated, misused or otherwise violated any Company Owned IP or any Intellectual Property Rights exclusively licensed to the Company or its Subsidiaries, and (iv) neither the Company nor any Subsidiary of the Company has instituted or threatened in writing to institute any Order or Proceeding against any Third Party alleging that such Third Party is infringing, misappropriating, misusing, or otherwise violating any Company Intellectual Property.

(e) At no time during the conception of or reduction to practice of any of the Company Owned IP was any officer or employee of the Company who contributed to such Company Owned IP (or, to the knowledge of the Company, any founder, developer, inventor or other contributor to such Company Owned IP) operating under any grants from any private source, performing research sponsored by any private source or subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any Third Party that could, as a result of that funding, sponsorship, agreement or other obligation, result in that Third Party holding an ownership, financial or license interest in such Company Owned IP or (except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect) otherwise encumber the Company’s rights in such Company Owned IP.

(f) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries have taken commercially reasonable steps to protect and maintain any material Trade Secrets included in Company Owned IP, and to the knowledge of the Company, there have been no material unauthorized uses or disclosures of any such material Trade Secrets.

(g) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the knowledge of the Company, (A) the Company and its Subsidiaries have complied with any and all obligations to the extent applicable pursuant to the Bayh-Dole Act, 35 U.S.C. §200–212, with respect to any Patents that are part of Company Registered IP and are covered, or practiced by, the Company Platform or a Company Internal Drug Product Candidate (including its manufacture), and (B) no funding, facilities or personnel of any Governmental Authority or any university, college, research institute or other institution has been used to create or develop any Patents that are part of Company Registered IP and are covered or practiced by the Company Platform, a Company Internal Drug Product Candidate or a Company External Drug Product Candidate (including their manufacture), except for any such funding or use of facilities or personnel that has not resulted in such Governmental Authority or any university, college, research institute or other institution holding any ownership interest in such Patents that are part of Company Registered IP and are covered or practiced by the Company Platform, a Company External Drug Product Candidate or a Company Internal Drug Product Candidate (including their manufacture).

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(h) Except as has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the consummation of the Transaction would not result in (i) the Company or any of its Subsidiaries terminating or having terminated any Contract under which the Company or any of its Subsidiaries is granted rights to any material Company Intellectual Property; or (ii) the Company or any of its Subsidiaries exclusively licensing, selling or assigning to any Third Party any material Company Intellectual Property.

(i) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries have obtained from all current or former employees, officers, consultants, contractors and others who have created or developed material Intellectual Property Rights for or on behalf of the Company or any of its Subsidiaries, valid assignments (or, in the case of consultants and contractors, assignment or license) of such parties’ rights in such Intellectual Property Rights to the Company or one of its Subsidiaries, to the extent permitted by Applicable Law, or the Company and its Subsidiaries otherwise exclusively own such Intellectual Property Rights by operation of law.

(j) To the knowledge of the Company, no current or former employee, consultant, advisor or independent contractor of the Company or its Subsidiaries: (i) is in material violation of any term or covenant of any Contract relating to invention disclosure, Intellectual Property Rights assignment, confidentiality, non-disclosure, or any non-compete relating to the Company and its Subsidiaries’ businesses or the Company Intellectual Property, (ii) has developed any Technology for the Company or its Subsidiaries that is subject to any agreement under which such employee, consultant, advisor or independent contractor has assigned or otherwise granted to any Third Party any rights (including Intellectual Property Rights) in or to such Technology, or (iii) has alleged that they have any right or entitlement to compensation, payment or other consideration, in addition to their salary or consultancy fees, in respect of any Intellectual Property Rights developed for the Company or its Subsidiaries, including in respect of any Company Owned IP.

(k) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing by or on behalf of the Company and any of its Subsidiaries of Personal Data are, and have since the Reference Date been, in all material respects in compliance with all applicable Privacy Legal Requirements. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Reference Date, (i) neither the Company nor any of its Subsidiaries has received any written notice alleging any material violation by the Company or any of its Subsidiaries of any Privacy Legal Requirement, nor, to the knowledge of the Company, has the Company or any of its Subsidiaries been threatened in writing to be charged with any such violation by any Governmental Authority, (ii) neither the Company nor any of its Subsidiaries has received any material written complaint alleging non-compliance with any Privacy Legal Requirement by any Person with respect to the collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing of Personal Data by the Company or any of its Subsidiaries, and (iii) to the knowledge of the Company, there has been no unauthorized use, access or disclosure of Personal Data nor any material non-compliance or material violation by, or on behalf of, the Company and its Subsidiaries of any Privacy Legal Requirement.

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(l) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Reference Date, (i) the Company and its Subsidiaries have implemented policies and procedures consistent with standard industry practice to protect the security, confidentiality, integrity and availability of information technology systems of the Company and its Subsidiaries, (ii) the Company and its Subsidiaries have entered into written agreements with all third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of the Company and its Subsidiaries that obligate such persons to comply with applicable Privacy Legal Requirements in all material respects and to take steps to protect and secure Personal Data, and (iii) to the knowledge of the Company, there has been no unauthorized use, access or disclosure or other security incident of or involving Personal Data collected or used in connection with or under the control of the Company or any of its Subsidiaries. To the Company’s knowledge, since the Reference Date, none of the third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of the Company and its Subsidiaries have (A) suffered any security breach that resulted in any unauthorized access to, modification of, use of, disclosure of or loss of or damage to any Personal Data processed, stored or otherwise handled on behalf of the Company or (B) materially breached any Contracts with the Company or any Subsidiary of the Company relating to Personal Data, in each case, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(m) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Reference Date, (i) to the knowledge of the Company, there have been no security breaches of, or unauthorized access to, the information technology systems of the Company nor any of its Subsidiaries, and (ii) there have been no disruptions in any such information technology systems that adversely affected the operations of the business of the Company or any of its Subsidiaries.

(n) Neither the Company nor its Subsidiaries has disclosed, delivered, licensed or made available to any Person or agreed or obligated itself to disclose, deliver, license or make available to any Person, or permitted the disclosure or delivery to any escrow agent or other Person of, any Company Source Code, other than disclosures to employees and individual independent contractors involved in the development of the Company Platform under binding written agreements that prohibit use or disclosure except in the performance of services for the Company or its Subsidiaries, as applicable. The consummation of the transaction contemplated by this Agreement, would not result in the Company or its Subsidiaries having to disclose, deliver, license or make available to any Person or any escrow agent (or agree to do so) any Company Source Code.

(o) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) to the knowledge of the Company, the software that has been incorporated into the Company Platform does not contain any Contaminants; and (ii) each of the Company and its Subsidiaries has implemented procedures consistent with standard industry practices to ensure that the Company Platform is free from Contaminants.

(p) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the knowledge of the Company, the Company Platform neither contains any bugs which adversely affect the value or functionality of the Company Platform nor fails to comply with any applicable warranty or other contractual commitment relating to use, functionality, or performance of such Company Platform.

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(q) Each of the Company and its Subsidiaries has been since the Reference Date and is in compliance with the terms and conditions of all applicable Open Source Licenses used by the Company or its Subsidiaries, as applicable, including attribution and copyright notice requirements, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Open Source Materials included in, used in or combined with any component of the Company Platform, as the case may be, have not created an obligation on the Company or its Subsidiaries to grant, or granted, to any third party any rights or immunities under any Company Source Code (including any obligation that such Company Source Code be (i) disclosed or distributed in Source Code form, (ii) be licensed for the purpose of making derivative works, or (iii) be redistributable at no charge).

(r) The Company and each of its Subsidiaries have complied with all license terms applicable to each Third Party dataset used to train, teach or improve any Company AI Component, including (i) the end user license agreement or other terms that govern the Company’s or its Subsidiaries’ use of any application programming interface used to collect such data, and (ii) the website terms or other terms that govern the Company’s and its Subsidiaries’ collection and use of each such Third Party dataset, in each case, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(s) The Company and each of its Subsidiaries maintains industry standard access control protocols and capabilities that secure access to the Company AI Components. To the knowledge of the Company, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there has been (i) no unauthorized access to the algorithms or software used in any Company AI Component, or to the data used to train, teach, or improve any Company AI Component; (ii) no unauthorized access to the systems used in the development, improvement or operation of the Company AI Components; and (iii) no use of the Company AI Components by a third party to engage in unlawful activity or any activity that violates the Company’s or any of its Subsidiaries’ license terms, terms of service or Contracts.

(t) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there has been (A) no complaint, claim, proceeding or litigation received by the Company or any of its Subsidiaries alleging that Training Data used in the development, training, improvement or testing of any Company AI Component was falsified, biased, untrustworthy or manipulated in an unethical or unscientific way; and no report, finding or impact assessment of any internal or external auditor, technology review committee, independent technology consultant, whistle-blower, transparency or privacy advocate, labor union, journalist or academic that makes any such allegation; and (B) no request from regulators or legislators received by the Company or any of its Subsidiaries concerning any Company AI Component or related AI Technology.

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Section 4.20 Properties. Neither the Company nor any Subsidiary of the Company owns any real property. As of the date hereof, neither the Company nor any Subsidiary of the Company has subleased, licensed or otherwise granted any Person the right to use or occupy any real property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) the Company or its relevant Subsidiary has a good and valid leasehold or license interest in the real property which the Company or any such Subsidiary of the Company leases, subleases, licenses, uses or occupies (any such properties, the “Real Properties”), free and clear of all Liens, except for Permitted Liens, and (b) each Contract pursuant to which the Company or any of its Subsidiaries leases, subleases, licenses, uses or occupies any Real Property (any such Contract, a “Lease”) is, subject to the Bankruptcy and Equity Exceptions, a valid and binding obligation of the Company or a Subsidiary of the Company (as the case may be) and, to the knowledge of the Company, each of the other parties thereto, and in full force and effect and enforceable in accordance with its terms against the Company or its Subsidiaries (as the case may be) and, to the knowledge of the Company, each of the other parties thereto (except for such Leases that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by the Company or any of its Subsidiaries of any of the provisions thereof). To the knowledge of the Company, as of the date of this Agreement, no Person is seeking to terminate or challenge the validity or enforceability of any Lease, except such terminations or challenges which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of the other parties thereto, has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither the Company nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Leases, except for those violations and defaults (or potential defaults) that would not have had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has made available to Parent true and complete copies of each Lease (and all material documents supplemental to it) in effect as of the date hereof. The properties leased under the Leases are all the real properties required to carry on the businesses of the Company and its Subsidiaries as currently operated.

Section 4.21 Environmental Matters. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) the Company and its Subsidiaries are, and since the Reference Date have been, in compliance with all Environmental Laws and all Environmental Permits and hold all applicable Environmental Permits, (b) none of the Company or any of its Subsidiaries has Released any Hazardous Substance at any real properties owned or subject to any Lease or otherwise operated by the Company or any of its Subsidiaries and (c) since the Reference Date, no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no Proceeding is pending or, to the knowledge of the Company, threatened by any Governmental Authority or other Person alleging that the Company or any of its Subsidiaries has any liability that relates to, or arises under, any Environmental Law or Environmental Permit.

Section 4.22 FCPA; Anti-Corruption; Sanctions.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Company, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of the Company, any employee, agent or representative of the Company or any of its Subsidiaries, in each case

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acting on behalf of the Company or any of its Subsidiaries, has, in the last five years, in connection with the business of the Company or any of its Subsidiaries, (i) taken any action in violation of the FCPA or other applicable Bribery Legislation (in each case to the extent applicable), (ii) offered, authorized, provided or given (or made attempts at doing any of the foregoing) any payment or thing of value to any Person, including a “foreign official” (as defined by the FCPA), for the purpose of influencing any act or decision of such Person to unlawfully obtain or retain business or other advantage or (iii) taken any other action that would constitute an offer to pay, a promise to pay or a payment of money or anything else of value, or an authorization of such offer, promise or payment, directly or indirectly, to any Representative of another Person in the course of their business dealings with the Company or any Subsidiary of the Company, in order to unlawfully induce such Person to act against the interest of his or her employer or principal, in each case in violation of applicable Bribery Legislation.

(b) None of the Company, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of the Company, any employee of the Company or any of its Subsidiaries, is, or in the last five years has been, subject to any actual or, to the knowledge of the Company, threatened civil, criminal, or administrative Proceedings, notices of violation, demand letters, settlements, or enforcement actions by any Governmental Authority, or made any voluntary disclosures to any Governmental Authority, involving the Company or any of its Subsidiaries relating to violation of any applicable Bribery Legislation, including the FCPA.

(c) The Company and each of its Subsidiaries has made and kept books and records, accounts and other records, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and each of its Subsidiaries in all material respects as required by the FCPA.

(d) The Company and each of its Subsidiaries has instituted policies and procedures reasonably designed to achieve compliance with applicable Sanctions Laws (to the extent applicable to the Company’s businesses), the FCPA and other applicable Bribery Legislation and maintain such policies and procedures in force.

(e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Company, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of the Company, any of their respective employees, agents or representatives (i) is a Sanctioned Person, (ii) has, in the last five years, engaged in, has any commitment to engage in, direct or indirect dealings with any Person who was at that time a Sanctioned Person or in any Sanctioned Country on behalf of the Company or any of its Subsidiaries in violation of applicable Sanctions Law or (iii) has, in the last five years, violated, or engaged in any conduct constituting a violation of any applicable Sanctions Law, nor to the knowledge of the Company, been the subject of an investigation or allegation by a Governmental Authority of such a violation.

Section 4.23 Insurance. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) the Company and its Subsidiaries maintain valid and enforceable insurance coverage in full force and effect with reputable insurers in such amounts and covering such risks as the Company reasonably believes, based on past experience, is adequate for the businesses and operations of the Company and its

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Subsidiaries, and (b) all premiums due thereunder have been paid. Neither the Company nor any Subsidiary of the Company has received notice of cancellation or termination with respect to any current third-party insurance policies or insurance Contracts (other than in connection with renewals or replacements of any such insurance policies or Contracts in the ordinary course of business) where such cancellation or termination would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 4.24 Transactions with Affiliates. Since the Reference Date through the date of this Agreement, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in Company SEC Documents filed prior to the date hereof.

Section 4.25 Antitakeover Statutes and United Kingdom Takeover Code. There are no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar state or other anti-takeover laws and regulations applicable to the Transaction or any other transactions contemplated by this Agreement. The United Kingdom Panel on Takeovers and Mergers (the “Panel”) has confirmed to the Company, and has not communicated anything to the contrary to the Company since that confirmation, that it does not consider that the Company has its place of central management and control in the United Kingdom, the Channel Islands or the Isle of Man and accordingly, the Takeover Code does not apply to the Company.

Section 4.26 Opinion of Financial Advisor. Centerview Partners LLC, the financial advisor to the Company, has delivered to the Company Board its opinion to the effect that, as of the date of such opinion and based upon and subject to the various factors and assumptions set forth therein, the Exchange Ratio is fair, from a financial point of view, to the holders of Company Ordinary Shares other than the Excluded Shares (as such term is defined in the Scheme of Arrangement). A written copy of such opinion shall be delivered promptly to Parent after the date of this Agreement for informational purposes only.

Section 4.27 Finders’ Fees. Except for Centerview Partners LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any finders or similar fee or commission from the Company or any of its Affiliates in connection with the execution of this Agreement or the transactions contemplated by this Agreement. The Company has made available to Parent a true and complete executed copy of the engagement letter between the Company and Centerview Partners LLC entered into in connection with this Agreement.

Section 4.28 No Other Representations and Warranties. Except for the representations and warranties made by the Company in this Article IV (as qualified by the applicable items disclosed in the Company Disclosure Schedule in accordance with the introduction to this Article IV) and in the certificate to be delivered by the Company pursuant to Section 9.02(d), neither the Company nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company or its Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating

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or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or made available to Parent in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated hereby. The Company and its Subsidiaries disclaim any other representations or warranties, whether made by the Company or any of its Subsidiaries or any of their respective Affiliates or Representatives. The Company acknowledges and agrees that, except for the representations and warranties made by Parent in Article V (as qualified by the applicable items disclosed in the Parent Disclosure Schedule in accordance with the introduction to Article V) and the certificate delivered by Parent pursuant to Section 9.03(d), neither Parent nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of any member of the Parent Group, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding any member of the Parent Group or any other matter furnished or provided to Parent or made available to Parent in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement, or the transactions contemplated hereby or thereby. The Company specifically disclaims that it is relying on or has relied on any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Parent and their Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

Article V

REPRESENTATIONS AND WARRANTIES OF PARENT

Except (a) as set forth in the section or subsection of the Parent Disclosure Schedule corresponding to the particular section or subsection in this Article V or in any other section or subsection of Article V of the Parent Disclosure Schedule to the extent it is reasonably apparent on the face of such disclosure that it is applicable to qualify such representation and warranty and (b) as disclosed in any Parent SEC Document publicly filed since the Reference Date and prior to the date of this Agreement; provided that in no event shall any information contained in any part of any Parent SEC Document entitled “Risk Factors,” “Forward-Looking Statements,” “Special Note Regarding Forward Looking Statements” or “Note Regarding Forward Looking Statements” or any other disclosures in any Parent SEC Document that are not statements of fact or are cautionary, predictive or forward-looking in nature be deemed to be a disclosure for purposes of or otherwise qualify any such representations and warranties; provided, further that this clause (b) will not apply to the representations and warranties contained in Section 5.01, Section 5.02, Section 5.05 or Section 5.20, Parent hereby represents and warrants to the Company as set forth below:

Section 5.01 Corporate Existence and Power. Parent is a corporation duly incorporated and validly existing under the laws of the State of Delaware. Parent has all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its

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business as now conducted, except where the failure to have such power and authority (a) has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (b) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or to consummate the Transaction. Parent is duly qualified to do business and, where applicable, is in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or to consummate the Transaction. Prior to the date of this Agreement, Parent has made available to the Company a true and complete copy of the certificate of incorporation and bylaws of Parent as in effect on the date of this Agreement (the “Parent Organizational Documents”). The Parent Organizational Documents are in full force and effect and Parent is not in violation of the Parent Organizational Documents in any material respect.

Section 5.02 Corporate Authorization.

(a) The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated by this Agreement and the Scheme of Arrangement are within the corporate powers and authority of Parent and, except for the Parent Stockholder Approval, have been duly authorized by all necessary corporate action on the part of Parent. The Parent Stockholder Approval is the only vote of the Parent Stockholders or the holders of any other Equity Securities of Parent necessary in connection with this Agreement and the Scheme of Arrangement and the consummation by Parent of the transactions contemplated by this Agreement and the Scheme of Arrangement. This Agreement has been duly executed and delivered by Parent and (assuming due authorization, execution and delivery by the Company) constitutes a valid, legal and binding agreement of Parent enforceable against Parent in accordance with its terms (subject to the Bankruptcy and Equity Exceptions).

(b) The Parent Board (i) unanimously resolved that the entry by Parent into this Agreement and the implementation of the Transaction, including, subject to obtaining the Parent Stockholder Approval, the delivery to the Scheme Shareholders of Parent Common Stock in connection therewith, is in the best interests of Parent and the Parent Stockholders, and declared it advisable to enter into this Agreement and to consummate the transactions contemplated hereby, including the Transaction, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction, and (iii) unanimously resolved to recommend that the Parent Stockholders approve the Parent Share Issuance at the Parent Stockholder Meeting (such recommendation referred to herein as the “Parent Board Recommendation”). Except, with respect to clause (iii) of the preceding sentence, as permitted by Section 7.02, the Company Board has not subsequently rescinded, modified or withdrawn any of the foregoing resolutions.

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Section 5.03 Governmental Authorization. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby and by the Scheme of Arrangement (including the Transaction) require no action by or in respect of, Consents of, or Filings with, any Governmental Authority other than (a) compliance with any applicable requirements of the HSR Act, (b) compliance with such Foreign Antitrust Laws or Foreign Investment Laws, in each case, set forth on Section 5.03 of the Parent Disclosure Schedule, (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of Nasdaq, (d) compliance with the Companies Act, (e) the sanction of the Scheme of Arrangement by the Court and (f) any other actions, Consents or Filings the absence of which (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or to consummate the Transaction.

Section 5.04 Non-contravention. Assuming compliance with the matters referred to in Section 5.03, receipt of the Parent Stockholder Approval and the sanction of the Scheme of Arrangement by the Court, the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby and thereby and by the Scheme of Arrangement (including the Transaction) do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the Parent Organizational Documents, (b) contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (c) require any Consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under, any provision of any Contract or permit binding on Parent or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Parent or any of its Subsidiaries, except, in the case of clauses (b)-(d), as (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform their obligations under this Agreement or to consummate the Transaction.

Section 5.05 Capitalization.

(a) The authorized capital stock of Parent consists of (i) 1,989,032,117 shares of Parent Common Stock, (ii) 10,967,883 shares of Class B Common Stock of Parent, par value of $0.00001 per share (the “Parent Class B Common Stock”), (iii) 200,000,000 shares of Preferred Stock. As of the close of business on the Capitalization Date, there were (A) 275,069,601 shares of Parent Common Stock issued and outstanding, (B) 7,168,575 shares of Parent Class B Common Stock, (C) 0 shares of Parent Preferred Stock issued and outstanding, (D) stock options of Parent to purchase an aggregate of 16,068,826 shares of Parent Common Stock outstanding, (E) 20,719,475 shares of Parent Common Stock subject to outstanding Parent restricted stock units, and (F) 19,237,366 shares of Parent Common Stock reserved for issuance pursuant to Parent Employee Plans. Except as set forth in the preceding sentence of this Section 5.05(a), as of the date hereof, there are no issued, reserved for issuance or outstanding shares of Parent Common Stock or other Equity Securities of Parent, other than shares of Parent Common Stock issued after the Capitalization Date pursuant to the exercise of options to acquire shares of Parent Common Stock or settlement of Parent restricted stock units outstanding as of the Capitalization Date as set

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forth in the preceding sentence. All outstanding shares of Parent Common Stock have been, and the Exchange Shares will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid or credited as fully paid, nonassessable, free from any transfer restrictions (other than transfer restrictions arising under applicable securities laws or restrictions imposed by the applicable Scheme Shareholder) and have not been and will not be issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person.

(b) There are no outstanding bonds, debentures, notes or other indebtedness of Parent or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Parent have the right to vote. There are no outstanding obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Parent Common Stock or other Equity Securities of Parent. Neither Parent nor any of its Subsidiaries is a party to any agreement with respect to the voting of any shares of Parent Common Stock or other Equity Securities of Parent.

Section 5.06 SEC Filings and the Sarbanes-Oxley Act.

(a) Parent has timely filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by Parent since the Reference Date (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Parent SEC Documents”). No Subsidiary of Parent is required to file or furnish any report, schedule, form, statement, prospectus, registration statement or other document with the SEC.

(b) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), the Parent SEC Documents filed or furnished to the SEC since the Reference Date complied in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be. Parent is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the applicable listing and corporate governance rules and regulations of Nasdaq.

(c) As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), each Parent SEC Document filed or furnished to the SEC since the Reference Date did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(d) As of the date of this Agreement, (i) there are no material outstanding or unresolved comments received from the SEC staff with respect to any of the Parent SEC Documents and (ii) to the knowledge of Parent, none of the Parent SEC Documents (including the financial statements included therein) are subject to ongoing SEC review.

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(e) Parent maintains disclosure controls and procedures (as defined in Rule 13a-15 under the 1934 Act) that are designed to provide reasonable assurance that all information required to be disclosed in Parent’s reports filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of Parent and the principal financial officer of Parent to make the certifications required under the 1934 Act with respect to such reports.

(f) Parent maintains internal controls designed to provide reasonable assurance regarding the reliability of Parent’s financial reporting and the preparation of Parent’s financial statements for external purposes in accordance with GAAP, and Parent’s principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of such internal controls prior to the date of this Agreement, to Parent’s auditors and the audit committee of the Parent Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. Since the Reference Date to the date of this Agreement, each of the principal executive officer and principal financial officer of Parent (or each former principal executive officer and principal financial officer of Parent, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the 1934 Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and Nasdaq. As of the date of this Agreement, neither Parent nor any of its executive officers has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

Section 5.07 Financial Statements and Financial Matters.

(a) The audited consolidated financial statements and unaudited consolidated interim financial statements of Parent included or incorporated by reference in Parent SEC Documents (or, if any such Parent SEC Document is amended or superseded by a filing prior to the date of this Agreement, such amended or superseding Parent SEC Document) present fairly in all material respects, in conformity with GAAP applied on a consistent basis during the periods presented (except as may be indicated in the notes thereto), the consolidated financial position of the Parent Group as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in each case, to normal and recurring year-end audit adjustments in the case of any unaudited interim financial statements). Such consolidated financial statements have been prepared in all material respects from the books and records of the Parent Group.

(b) From the Reference Date to the date of this Agreement, Parent has not received written notice from the SEC or any other Governmental Authority indicating that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by the SEC or any other Governmental Authority. Since the Reference Date to the date of this Agreement, neither Parent nor any Subsidiary of Parent has received any material, unresolved complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of Parent or any Subsidiary of Parent or their respective internal accounting controls.

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Section 5.08 Absence of Certain Changes.

(a) Since December 31, 2023, through the date of this Agreement, except for the negotiation of this Agreement and the transactions contemplated hereby, the business of Parent and its Subsidiaries has been conducted in all material respects in the ordinary course of business.

(b) Since December 31, 2023, through the date of this Agreement, there has not been any event, change, effect, circumstance, fact, development or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.09 No Undisclosed Material Liabilities. There are no liabilities or obligations of Parent or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations specifically disclosed, reflected or reserved against in the Parent Balance Sheet or in the notes thereto, (b) liabilities or obligations incurred in the ordinary course of business since December 31, 2023, (c) liabilities expressly required or expressly contemplated by this Agreement or (d) other liabilities or obligations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 5.10 Information Supplied. The information provided by and relating to the Parent Group to be contained in the Scheme Document Annex and the Proxy Statement will not, on the date the Scheme Document Annex and the Proxy Statement (and any amendment or supplement thereto) are first made available or delivered to the Company Shareholders and Parent Stockholders in definitive form and on the dates of the Scheme Meeting, the Company GM, and the Parent Stockholder Meeting, as applicable, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement or the Scheme Document Annex (in each case including any amendment or supplement thereto) which were not supplied in writing by or on behalf of Parent or any of its Affiliates specifically for inclusion or incorporation by reference therein.

Section 5.11 Litigation. There are no Proceedings pending or, to the knowledge of Parent, threatened against any member of the Parent Group, any present or, to the knowledge of Parent, former officers, directors or employees of the Parent Group in their respective capacities as such, or any of the respective properties or assets of any member of the Parent Group, by or before (or, in the case of threatened Proceedings, that would be by or before) any Governmental Authority, (a) that have had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (b) that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or to consummate the Transaction; provided, that to the extent any such representations or warranties in the foregoing clauses (a) and (b) pertain to Proceedings that relate to the execution, delivery, performance or consummation of this Agreement or any of the transactions contemplated by this Agreement, such representations and warranties are made only as of the date hereof. There is (in the case of clause (ii) below, as of the

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date of this Agreement) no Order outstanding against any member of the Parent Group, any present or, to the knowledge of Parent, former officers, directors or employees of the Parent Group in their respective capacities as such, or any of the respective properties or assets of any of the Parent Group or, to the knowledge of Parent, threatened against or affecting any member of the Parent Group, any present or, to the knowledge of Parent, former officers, directors or employees of any member of the Parent Group in their respective capacities as such, or any of the respective properties or assets of any member of the Parent Group, that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (ii) would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or to consummate the Transaction.

Section 5.12 Compliance with Laws. Each member of the Parent Group is, and since the Reference Date has been, in compliance with and are not, and since the Reference Date have not been, in default under or in violation of all Applicable Laws, except for failures to comply that (a) have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (b) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform their obligations under this Agreement or to consummate the Transaction.

Section 5.13 Regulatory Matters.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) each of Parent and its Subsidiaries holds (A) all authorizations and certifications applicable to its activities, products and functions, including, where applicable, those under the FDCA, the PHSA, and the regulations and requirements of the FDA promulgated thereunder, including good laboratory, clinical, and manufacturing practices regulations, as well as ISO certifications and standards for healthcare and related data including ISO31000, ISO14155, ISO13485, ISO9001 and ISO 27001, and (B) authorizations of any applicable Governmental Authority that are concerned with the quality, functionality, identity, strength, purity, safety, efficacy, manufacturing, testing, processing, research, packaging, labelling, storage, transport, marketing, distribution, sale, pricing, import or export of any of the Parent Drug Product Candidates (any such Governmental Authority, an “Parent Regulatory Agency”), necessary for the lawful activities and operations of the businesses of Parent or any of its Subsidiaries as currently conducted or as previously conducted during the period beginning on the Reference Date and ending on the date of this Agreement (collectively all such authorizations in (A) and (B) are referred hereafter as, the “Parent Regulatory Permits”); (ii) all such Parent Regulatory Permits are in each case valid and in full force and effect (subject to the Bankruptcy and Equity Exceptions to the extent applicable thereto); and (iii) Parent and its Subsidiaries are in compliance with the terms of all such Parent Regulatory Permits.

(b) As of the date hereof, neither Parent nor any of its Subsidiaries (i) are party to any material corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, reduced or special licensing measures, warnings notices, enhanced monitoring or audits, deficiency notices or similar agreements, notices or measures with or imposed by any Parent Regulatory Agency or (ii) has knowledge (including as a result of any communication from the FDA) that a material Parent Regulatory Permit or application for a material Parent Regulatory Permit is invalid or will be or has been suspended, rejected, cancelled, terminated or granted in a scope narrower than applied for.

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(c) All pre-clinical and clinical investigations in respect of a Parent Drug Product Candidate conducted or sponsored by Parent or any of its Subsidiaries are being, and since the Reference Date have been, conducted in compliance with all Applicable Laws administered or issued by the applicable Parent Regulatory Agencies, including (i) standards for the design, conduct, performance, monitoring, auditing, recording, analysis and reporting of clinical trials promogulated by the FDA, and as contained in Title 21 parts 50, 54, 56, 310, 312, 314, 320, and 600 of the Code of Federal Regulations, applicable research protocols, institutional review board or other ethics committee requirements, and federal and state legal requirements, and (ii) any Applicable Laws governing, relating to, or restricting the collection, processing, use and disclosure of individually identifiable information, health information, human biological samples and genetic information, and personal information, except, in each case, for such noncompliance that has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written notices, correspondence, or other communication from the FDA or any other similar Governmental Authority or any ethics committee recommending or requiring the termination, suspension, clinical hold, or material modification of any ongoing or planned clinical trials conducted by, or on behalf of, Parent.

(d) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, during the period beginning on the Reference Date and ending on the date of this Agreement, neither Parent nor any of its Subsidiaries has received any written notice from the FDA or any foreign agency with jurisdiction over the design, development, testing, marketing, labeling, sale, use handling and control, functionality, safety, efficacy, reliability, distribution, storage, transport, packaging, processing, or manufacturing of Parent Drug Product Candidates that would reasonably be expected to lead to the denial, suspension, limitation, revocation, or rescission of any of the Parent Regulatory Permits or of any self-certification or application for marketing approval currently pending before the FDA or such other Parent Regulatory Agency.

(e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and its respective directors, officers, employees and, to the knowledge of Parent, its other agents (while acting in such capacity) are, and since the Reference Date have been, in compliance with all Applicable Laws relating to controlled substances or the manufacturing, testing, processing, supplying, distributing, transporting, labeling, packaging, dispensing, using, reporting, storing, disposing, importing, exporting, controlling, wholesaling, brokering or trading of controlled substances, including the federal Controlled Substances Act (21 U.S.C. §§ 801 et seq.), and the regulations promulgated pursuant thereto, and any other similar local, state, or foreign laws, including all necessary registration, recordkeeping, reporting, security and storage requirements. Since the Reference Date to the date hereof, Parent has not received any correspondence or any other written communication from any Governmental Authority, including the Drug Enforcement Administration and local, state or foreign regulatory and law enforcement authorities, of potential or actual non-compliance by, or liability of, Parent under any Applicable Law relating to controlled substances.

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(f) Since the Reference Date, all reports, documents, claims, permits and notices required to be filed, maintained or furnished to the FDA or any other Parent Regulatory Agency by Parent and its Subsidiaries have been so filed, maintained or furnished, except where failure to file, maintain or furnish such reports, documents, claims, permits or notices have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. All such reports, documents, claims, permits and notices were true, accurate and complete in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). Since the Reference Date, neither Parent nor any of its Subsidiaries, nor, to the knowledge of Parent, any officer, employee, agent or contractor of Parent or any of its Subsidiaries, has made an untrue statement of a material fact or a fraudulent statement to the FDA or any other Parent Regulatory Agency, failed to disclose a material fact required to be disclosed to the FDA or any other Parent Regulatory Agency, or committed an act, made a statement, or failed to make a statement, in each such case, related to the business of Parent or any of its Subsidiaries, that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for any other Parent Regulatory Agency to invoke any similar policy, except for any act or statement or failure to make a statement that has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, since the Reference Date, (i) neither Parent nor any of its Subsidiaries, nor, to the knowledge of Parent, any officer, employee, agent or contractor of Parent or any of its Subsidiaries, has been debarred or convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. § 335a(a) or any similar Applicable Law or authorized by 21 U.S.C. § 335a(b) or any similar Applicable Law applicable in other jurisdictions in which any of the Parent Drug Product Candidates are tested, manufactured, marketed, distributed, or sold or where Parent has publicly announced an intention to sell an Parent Drug Product Candidate; and (ii) neither Parent nor any of its Subsidiaries, nor, to the knowledge of Parent, any officer, employee, agent or contractor of Parent or any of its Subsidiaries, has been excluded from participation in any federal health care program or convicted of any crime or engaged in any conduct for which such Person could reasonably be expected to be excluded from participating in any federal health care program, health or buying procurement program, pricing or reimbursement scheme under Section 1128 of the Social Security Act of 1935 or any similar program, including any conduct that would constitute non-compliance with the Federal Anti-Kickback Statute, Federal False Claims Act, or their respective state equivalents.

(g) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, as to each Parent Drug Product Candidate subject to the FDCA and the regulations of the FDA promulgated thereunder or any similar Applicable Law in any applicable jurisdiction, each such Parent Drug Product Candidate is being or has been designed, developed, manufactured, stored, distributed and marketed in compliance with all Applicable Laws, including those relating to investigational use, marketing approval, current good clinical practices and good manufacturing practices, packaging, functionality, labeling and product claims, advertising, record keeping, reporting, and security. There are no Proceedings pending or, to the knowledge of Parent, threatened, including any prosecution, injunction, seizure, civil fine, debarment, suspension or recall, in each case alleging any violation applicable to any Parent Platform or Parent Drug Product Candidate by Parent or any of its Subsidiaries of any Applicable Law, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

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(h) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) during the period beginning on the Reference Date and ending on the date of this Agreement, neither Parent nor any of its Subsidiaries have voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any material recall, field corrections, market suspension, withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action to wholesalers, distributors, retailers, healthcare professionals or patients relating to an alleged lack of safety, functionality, efficacy or regulatory compliance of any Parent Drug Product Candidate and (ii) to the knowledge of Parent, neither Parent nor any of its Subsidiaries has received, any written notice from the FDA or any other Parent Regulatory Agency during the period beginning on the Reference Date and ending on the date of this Agreement regarding (A) the recall, market withdrawal or replacement of any Parent Drug Product Candidate (other than recalls, withdrawals or replacements that are not material to Parent and its Subsidiaries, taken as a whole), (B) a material change in the marketing classification or a material change in the labeling of any such Parent Drug Product Candidates, (C) a termination or suspension of the manufacturing, marketing, testing, or distribution of such Parent Drug Product Candidates, or (D) a material negative change in reimbursement status of an Parent Drug Product Candidate.

Section 5.14 Material Contracts.

(a) The following Contracts, other than Parent Employee Plans, to which Parent or any of its Subsidiaries is a party or by which any of them or any of their respective assets are bound are each referred to herein as a “Parent Material Contract”:

(i) any Contract in effect as of the date hereof that would be required to be filed with the SEC pursuant Item 601(b)(10) of Regulation S-K under the Securities Act;

(ii) any Contract (other than Leases), including any development, manufacturing, supply or distribution agreement, that involved or would reasonably be expected to involve in the fiscal year ending December 31, 2024, the payment or delivery of cash or other consideration by or to Parent or any of its Subsidiaries in an amount that had a value or having an expected value in excess of $8,000,000;

(iii) any Contract that (A) limits or purports to limit, in any material respect, the freedom of Parent or any of its Subsidiaries to engage or compete in any line of business or with any Person or in any area, (B) contains material exclusivity or “most favored nation” obligations or restrictions with respect to Parent or any of its Subsidiaries or (C) contains any other provisions that restrict the ability of Parent or any of its Subsidiaries to develop, use or maintain the Parent Platforms or to sell, market, distribute, promote, manufacture, develop, use, commercialize, or test or research any Parent Drug Product Candidate, directly or indirectly through Third Parties, in any material respect; and

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(iv) all material Contracts pursuant to which Parent or any of its Subsidiaries (A) receives or is granted any license (including any sublicense) to, or covenant not to be sued under, any Intellectual Property Rights (other than licenses to commercially available software, including off-the-shelf software, or other commercially available technology), including any Intellectual Property Rights (i) with respect to the Parent Platforms or any Parent Drug Product Candidate, or (ii) used in the operation of the business of Parent or its Subsidiaries as of immediately prior to the Effective Time or (B) grants any license (including any sublicense) to, or covenant not to be sued under, any Parent Intellectual Property (other than non-exclusive licenses granted in the ordinary course of business), in the case of each of clauses (A) and (B), that are material to the development of the Parent Platforms or the development or manufacture of any Parent Drug Product Candidate and involved aggregate payments by or to Parent or any of its Subsidiaries in excess of $8,000,000 in the fiscal year ending December 31, 2023.

(b) All Parent Material Contracts are, subject to the Bankruptcy and Equity Exceptions, (i) valid and binding obligations of Parent or a Subsidiary of Parent (as the case may be) and, to the knowledge of Parent, each of the other parties thereto, and (ii) in full force and effect and enforceable in accordance with their respective terms against Parent or its Subsidiaries (as the case may be) and, to the knowledge of Parent, each of the other parties thereto (in each case except for such Parent Material Contracts that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by Parent or any of its Subsidiaries of any of the provisions thereof), except where the failure to be valid and binding obligations and in full force and effect and enforceable has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. To the knowledge of Parent, as of the date of this Agreement, no Person is seeking to terminate or challenge the validity or enforceability of any Parent Material Contract, except such terminations or challenges which have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries, nor, to the knowledge of Parent, any of the other parties thereto, has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither Parent nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Parent Material Contract, except for those violations and defaults (or potential defaults) that would not have had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent has made available to the Company true and complete copies of each Parent Material Contract referred to in clause (i) of the definition thereof as in effect as of the date hereof.

Section 5.15 Taxes.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect:

(i) all Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or with respect to, Parent or any of its Subsidiaries have been filed when due (giving effect to all valid extensions of time within which to file) in accordance with all Applicable Law, and all such Tax Returns (and any amendments thereof) are true and complete in all respects;

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(ii) each of Parent and its Subsidiaries has (x) timely paid in full to the appropriate Taxing Authority (or has had timely paid in full on its behalf) all Taxes due and owing by it (whether or not shown on any Tax Return), and (y) where payment is not yet due, established (or had established on its behalf and for its sole benefit and recourse) an adequate accrual, in accordance with GAAP;

(iii) each of Parent and its Subsidiaries has (x) duly and timely withheld, deducted and collected all Taxes required to be withheld, deducted and collected by any of them with respect to any payment owing to, or received from, their employees, creditors, independent contractors, customers and other third parties, and such Taxes have been duly and timely paid to the proper Taxing Authority or properly set aside in accounts for future payment when due and (y) otherwise complied with all Applicable Law relating to the payment, withholding, deduction, collection and remittance of Taxes (including information reporting requirements and record retention requirements);

(iv) there is no (x) Proceeding pending or threatened in writing against or with respect to Parent or its Subsidiaries in respect of Taxes or Tax Returns of such Person or (y) deficiency for Taxes that has been proposed, asserted or assessed by any Governmental Authority against Parent or any of its Subsidiaries and that has not been fully satisfied by payment;

(v) neither Parent nor any of its Subsidiaries has extended or waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency and no request for any such waiver or extension has been filed or is currently pending;

(vi) there are no Liens for Taxes (other than Permitted Liens that are described in clause (A) of the definition thereof) on any of the property or assets of Parent or any of its Subsidiaries;

(vii) within the past six years, no jurisdiction in which Parent or any of its Subsidiaries does not file a Tax Return has asserted in writing a claim that Parent or such Subsidiary is or may be subject to a material amount of Taxes or required to file material Tax Returns in such jurisdiction;

(viii) Parent and its Subsidiaries have made available all documentation relating to any applicable Tax holidays, deferrals or incentives and are in compliance with the requirements of any applicable Tax holidays, deferrals or incentives;

(ix) all documents to which Parent or any of its Subsidiaries is a party and under which Parent or any of its Subsidiaries has any rights or that form part of Parent’s or any of its Subsidiaries’ title to any asset have been duly stamped and any applicable stamp or any other transfer, registration or documentary Tax in respect of such documents has been paid; and

(x) neither Parent nor any of its Subsidiaries has undertaken to represent for stamping after the date hereof any document that has been provisionally stamped.

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(b) Within the last two years, neither Parent nor any of its Subsidiaries was a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a transaction intended to qualify under Section 355 of the Code (or any similar provision of state, local or non-U.S. law).

(c) Neither Parent nor any of its Subsidiaries (i) is or has been a member of any affiliated, consolidated, combined, aggregate, unitary or similar group for Tax purposes other than one of which Parent or any of its Subsidiaries was the common parent and were the sole members; (ii) is party to or bound by, or has any obligation under, any material agreement relating to the apportionment, sharing, assignment, indemnification, reimbursement or allocation of Taxes (other than (x) an agreement solely between or among Parent and/or one or more of its Subsidiaries or (y) Tax indemnification provisions in ordinary course commercial agreements that are not primarily related to Taxes); (iii) has entered into a closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) or other ruling by or written agreement with a Taxing Authority, in each case, with respect to material Taxes and there are no requests for rulings, determinations or closing agreements in respect of any material Taxes that are pending between Parent or any of its Subsidiaries and any Taxing Authority; or (iv) has any liability for the Taxes of any Person (other than Parent or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. law) or as a transferee or successor, by Contract (other than a Contract described in Section 5.15(c)(ii)(y)) or otherwise by operation of law.

(d) Neither Parent nor any of its Subsidiaries has made an election pursuant to Section 965(h) of the Code.

(e) Neither Parent nor any of its Subsidiaries has participated or engaged in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or any other similar transaction requiring disclosure under any similar provision of state, local or non-U.S. law.

(f) Parent is not, and has never been, a “United States real property holding corporation” within the meaning of Section 897 of the Code.

(g) Parent and its Subsidiaries are resident only in their jurisdiction of incorporation for all income Tax purposes, and neither Parent nor any of its Subsidiaries have ever received a written claim from a Taxing Authority in respect of material Taxes that remains unresolved and that is attributable to a permanent establishment in a country that is outside of the country in which Parent or its Subsidiaries, respectively, are incorporated.

(h) Parent and each of its Subsidiaries have at all times materially complied with all Applicable Laws regarding transfer pricing, including the execution and maintenance of all documentation required to substantiate the transfer pricing practices and methodology of Parent and its Subsidiaries.

(i) Neither Parent nor any of its Subsidiaries is a party to any advance pricing agreement or any similar agreement or arrangement with any Taxing Authority.

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Section 5.16 Employees and Employee Benefit Plans; Labor Matters.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, each Parent Employee Plan has been established and maintained in compliance with its terms and all Applicable Law, including ERISA, the Code, any applicable provisions of the United Kingdom Pensions Act 2008 and United Kingdom laws prohibiting discrimination on the grounds of a protected characteristic (as set out in the United Kingdom Equality Act 2010). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, no Proceeding (other than routine claims for benefits) is pending against or involves or, to Parent’s knowledge, is threatened against or reasonably expected to involve, any Parent Employee Plan before any Governmental Authority, including the Internal Revenue Service, HM Revenue and Customs, the Department of Labor, the PBGC, the United Kingdom Pensions Ombudsman or the United Kingdom Pensions Regulator.

(b) Except as provided under this Agreement or pursuant to Applicable Law, with respect to each director, officer, employee or independent contractor (including each former director, officer, employee or independent contractor) of Parent or any of its Subsidiaries, the consummation of the transactions contemplated by this Agreement will not, either alone or together with any other event: (i) entitle any such individual to any material payment or benefit, including any material bonus, retention, severance or retirement benefit; (ii) result in any forgiveness of a material amount of indebtedness; (iii) materially accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or materially increase the amount payable or trigger any other obligation under, any Parent Employee Plan; (iv) contractually limit or restrict in any material amount the right to amend or terminate any Parent Employee Plan; or (v) result in, or entitle any such person to, any material change to the terms and conditions on which they are employed or engaged.

(c) No member of the Parent Group has entered into any agreement with any works council, trade or labor union, staff association, labor organization, or other representative body that would require any member of Parent Group to obtain the consent of, or provide advance notice or information to such works council, trade or labor union, staff association, labor organization, or other employee representative body of the transactions contemplated by this Agreement.

Section 5.17 Intellectual Property.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) each item of Parent Owned IP is legally, beneficially and solely owned by Parent or one of its Affiliates, free and clear of all Liens (other than Permitted Liens), (ii) none of the Patents, registered Marks, registered Copyrights and registered Internet Properties, and applications for any of the foregoing, that are owned by or purported to be owned by, or that are filed or registered in the name of, Parent or any of its Subsidiaries (the “Parent Registered IP”) has lapsed, expired, or been abandoned (including as a result of failure to pay the necessary renewal or maintenance fees) prior to the end of the applicable term of such Parent Registered IP, except where Parent has made a reasonable business decision to not maintain such Parent Registered IP, (iii) none of Parent Registered IP that has issued has

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subsequently been adjudged invalid or unenforceable, (iv) to the knowledge of Parent, all Parent Registered IP is subsisting, valid and enforceable, and (v) to the knowledge of Parent, there is no opposition, interference, derivation, cancellation Proceeding pending or threatened against Parent or its Subsidiaries challenging or contesting the ownership, validity, scope or enforceability of any Parent Registered IP (other than ordinary course Proceedings related to the application for, or renewal of, any item of Parent Registered IP).

(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent or its Subsidiaries owns, or otherwise has the right to use, all Intellectual Property Rights used in for the conduct of the business of Parent and its Subsidiaries as currently conducted by Parent and its Subsidiaries. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, the Parent Intellectual Property constitutes, to the knowledge of Parent, all of the material Intellectual Property Rights necessary (i) for the conduct of the business of Parent as currently conducted and (ii) to use, develop or maintain the Parent Platforms as currently used, developed and maintained, or to develop, manufacture, sell or exploit the Parent Drug Product Candidates as currently being developed or manufactured by Parent and its Subsidiaries as of the date of this Agreement. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, neither Parent or its Subsidiaries has sold, assigned, or agreed to do any of the foregoing in respect of any material Parent Intellectual Property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, no agreement under which Parent or any of its Subsidiaries is granted rights to any material Parent Intellectual Property is subject to or has been subject to any written notice of termination or breach (or, to the knowledge of Parent, any threat of termination or breach), and to the knowledge of Parent, all such agreements are valid and subsisting and, to the knowledge of Parent, no party to them is in any material breach of the same.

(c) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) to the knowledge of Parent, none of the Parent Owned IP is subject to any Order or Proceeding pending or threatened, naming Parent or any of its Subsidiaries contesting the proprietorship, validity, enforceability, or use thereof, or rights thereto by or of Parent or any of its Subsidiaries, (ii) to the knowledge of Parent, neither the Parent Platforms, Parent Drug Product Candidates, Parent Owned IP, nor the operation of the business of Parent or any of its Subsidiaries, as currently conducted, including the use, development, maintenance or exploitation of the Parent Platforms or the development, manufacture or exploitation of the Parent Drug Product Candidates for the indications as currently being developed or manufactured, infringes, misappropriates, misuses or otherwise violates and has not infringed, misused or otherwise violated any Intellectual Property Rights of any Third Party, (iii) to the knowledge of Parent, no Third Party has infringed, misappropriated, misused or otherwise violated any Parent Owned IP or any Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries, and (iv) neither Parent nor any Subsidiary of Parent has instituted or threatened in writing to institute any Order or Proceeding against any Third Party alleging that such Third Party is infringing, misappropriating, misusing, or otherwise violating any Parent Intellectual Property.

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(d) At no time during the conception of or reduction to practice of any of the Parent Owned IP was any officer or employee of Parent who contributed to such Parent Owned IP (or, to the knowledge of Parent, any founder, developer, inventor or other contributor to such Parent Owned IP) operating under any grants from any private source, performing research sponsored by any private source or subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any Third Party that could, as a result of that funding, sponsorship, agreement or other obligation, result in that Third Party holding an ownership, financial or license interest in such Parent Owned IP or (except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect) otherwise encumber the Parent’s rights in such Parent Owned IP.

(e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and its Subsidiaries have taken commercially reasonable steps to protect and maintain any material Trade Secrets included in Parent Owned IP, and to the knowledge of Parent, there have been no material unauthorized uses or disclosures of any such material Trade Secrets.

(f) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, to the knowledge of Parent, (A) Parent and its Subsidiaries have complied with any and all obligations to the extent applicable pursuant to the Bayh-Dole Act, 35 U.S.C. §200–212, with respect to any Patents that are part of Parent Registered IP and are covered, or practiced by, the Parent Platforms or an Parent Drug Product Candidate (including its manufacture), and (B) no funding, facilities or personnel of any Governmental Authority or any university, college, research institute or other institution has been used to create or develop any Patents that are part of Parent Registered IP and are covered or practiced by the Parent Platforms or an Parent Drug Product Candidate (including its manufacture), except for any such funding or use of facilities or personnel that has not resulted in such Governmental Authority or any university, college, research institute or other institution holding any ownership interest in such Patents that are part of Parent Registered IP and are covered or practiced by the Parent Platforms or an or an Parent Drug Product Candidate (including its manufacture).

(g) Except as has not and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, the consummation of the Transaction would not result in (i) Parent or any of its Subsidiaries terminating or having terminated any Contract under which Parent or any of its Subsidiaries is granted rights to any material Parent Intellectual Property; or (ii) Parent or any of its Subsidiaries selling or assigning to any Third Party any material Parent Intellectual Property.

(h) Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and its Subsidiaries have obtained from all current or former employees, officers, consultants, contractors and others who have created or developed material Intellectual Property Rights for or on behalf of Parent or any of its Subsidiaries, valid assignments (or, in the case of consultants and contractors, assignments or licenses) of such parties’ rights in such Intellectual Property Rights to Parent or one of its Subsidiaries, to the extent permitted by Applicable Law, or Parent and its Subsidiaries otherwise exclusively own such Intellectual Property Rights by operation of law.

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(i) To the knowledge of Parent, no current or former employee, consultant, advisor or independent contractor of Parent or its Subsidiaries: (i) is in material violation of any term or covenant of any Contract relating to invention disclosure, Intellectual Property Rights assignment, confidentiality, non-disclosure or non-compete relating to Parent and its Subsidiaries’ businesses or the Parent Intellectual Property (except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect), (ii) has developed any Technology for Parent or its Subsidiaries that is subject to any agreement under which such employee, consultant, advisor or independent contractor has assigned or otherwise granted to any Third Party any rights (including Intellectual Property Rights) in or to such Technology, or (iii) has alleged that they have any right or entitlement to compensation, payment or other consideration, in addition to their salary or consultancy fees, in respect of any Intellectual Property Rights developed for Parent or its Subsidiaries, including in respect of any Parent Owned IP.

(j) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, all collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing by or on behalf of Parent and any of its Subsidiaries of Personal Data are, and have since the Reference Date been, in all material respects in compliance with all applicable Privacy Legal Requirements. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, since the Reference Date, (i) neither Parent nor any of its Subsidiaries has received any written notice alleging any material violation by Parent or any of its Subsidiaries of any Privacy Legal Requirement, nor, to the knowledge of Parent, has Parent or any of its Subsidiaries been threatened in writing to be charged with any such violation by any Governmental Authority, (ii) neither Parent nor any of its Subsidiaries has received any material written complaint alleging non-compliance with any Privacy Legal Requirement by any Person with respect to the collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing of Personal Data by Parent or any of its Subsidiaries, and (iii) to the knowledge of Parent, there has been no unauthorized use, access or disclosure of Personal Data nor any material non-compliance or material violation by, or on behalf of, Parent and its Subsidiaries of any Privacy Legal Requirement.

(k) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, since the Reference Date, (i) Parent and its Subsidiaries have implemented policies and procedures consistent with standard industry practice to protect the security, confidentiality, integrity and availability of information technology systems of Parent and its Subsidiaries, (ii) Parent and its Subsidiaries have entered into written agreements with all third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of Parent and its Subsidiaries that obligate such persons to comply with applicable Privacy Legal Requirements in all material respects and to take steps to protect and secure Personal Data, and (iii) to the knowledge of Parent, there has been no unauthorized use, access or disclosure or other security incident of or involving Personal Data collected or used in connection with or under the control of Parent or any of its Subsidiaries. To Parent’s knowledge, since the Reference Date, none of the third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of Parent and its Subsidiaries have (A) suffered

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any security breach that resulted in any unauthorized access to, modification of, use of, disclosure of or loss of or damage to any Personal Data processed, stored or otherwise handled on behalf of Parent or (B) materially breached any Contracts with Parent or any Subsidiary of Parent relating to Personal Data, in each case, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(l) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, since the Reference Date, (i) to the knowledge of Parent, there have been no security breaches of, or unauthorized access to, the information technology systems of Parent nor any of its Subsidiaries, and (ii) there have been no disruptions in any such information technology systems that adversely affected the operations of the business of Parent or any of its Subsidiaries.

(m) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, neither Parent nor its Subsidiaries has disclosed, delivered, licensed or made available to any Person or agreed or obligated itself to disclose, deliver, license or make available to any Person, or permitted the disclosure or delivery to any escrow agent or other Person of, any Parent Source Code, other than disclosures to employees and individual independent contractors involved in the development of the Parent Platforms under binding written agreements that prohibit use or disclosure except in the performance of services for Parent or its Subsidiaries, as applicable. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, the consummation of the transaction contemplated by this Agreement, would not result in Parent or its Subsidiaries having to disclose, deliver, license or make available to any Person or any escrow agent (or agree to do so) any Parent Source Code.

(n) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect: (i) to the knowledge of Parent, the software that has been incorporated into the Parent Platforms does not contain any Contaminants; and (ii) each of Parent and its Subsidiaries has implemented procedures consistent with standard industry practices to ensure that the Parent Platforms are free from Contaminants.

(o) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, to the knowledge of Parent, the Parent Platforms neither contain any bugs which adversely affect the value or functionality of the Parent Platforms nor fail to comply with any applicable warranty or other contractual commitment relating to use, functionality, or performance of such Parent Platform.

(p) Each of Parent and its Subsidiaries has been since the Reference Date and is in compliance with the terms and conditions of all applicable Open Source Licenses used by Parent or its Subsidiaries, as applicable, including attribution and copyright notice requirements, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Open Source Materials included in, used in or combined with, any component of the Parent Platforms, as the case may be, have not created an obligation on Parent or its Subsidiaries to grant, or granted, to any third party any rights or immunities under any Parent Source Code (including any obligation that such Parent Source Code be (i) disclosed or distributed in Source Code form, (ii) be licensed for the purpose of making derivative works, or (iii) be redistributable at no charge).

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(q) To the knowledge of Parent, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, there has been (i) no unauthorized access to the algorithms or software used in any Parent AI Component, or to the data used to train, teach, or improve any Parent AI Component; (ii) no unauthorized access to the systems used in the development, improvement or operation of the Parent AI Components; and (iii) no use of the Parent AI Components by a third party to engage in unlawful activity or any activity that violates Parent’s or any of its Subsidiaries’ license terms, terms of service or Contracts.

(r) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, there has been (A) no complaint, claim, proceeding or litigation received by Parent or any of its Subsidiaries alleging that Training Data used in the development, training, improvement or testing of any Parent AI Component was falsified, biased, untrustworthy or manipulated in an unethical or unscientific way; and no report, finding or impact assessment of any internal or external auditor, technology review committee, independent technology consultant, whistle-blower, transparency or privacy advocate, labor union, journalist or academic that makes any such allegation and (B) no request from regulators or legislators received by Parent or any of its Subsidiaries concerning any Parent AI Component or related AI Technology.

Section 5.18 Transactions with Affiliates. Since the Reference Date through the date of this Agreement, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in Parent SEC Documents filed prior to the date hereof.

Section 5.19 Opinion of Financial Advisor. The Parent Board has received an opinion of Allen & Company LLC, financial advisor to Parent, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken set forth therein, the Share Consideration provided for pursuant to this Agreement is fair, from a financial point of view, to Parent.

Section 5.20 Finders’ Fees. Except for Allen & Company LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent or any of its Subsidiaries who might be entitled to any finders or similar fee or commission from Parent or any of its Affiliates in connection with the execution of this Agreement or the transactions contemplated by this Agreement.

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Section 5.21 No Other Representations and Warranties. Except for the representations and warranties made by Parent in this Article V (as qualified by the applicable items disclosed in the Parent Disclosure Schedule in accordance with the introduction to this Article V) and in the certificate to be delivered by Parent pursuant to Section 9.03(d), neither Parent nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Parent or any other members of the Parent Group, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Parent or any other member of the Parent Group or any other matter furnished or provided to the Company or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated hereby. Parent and each other member of the Parent Group disclaims any other representations or warranties, whether made by any member of the Parent Group or any of their respective Affiliates or Representatives. Parent acknowledges and agrees that, except for the representations and warranties made by the Company in Article IV (as qualified by the applicable items disclosed in the Company Disclosure Schedule in accordance with the introduction to Article IV) and in the certificate to be delivered by the Company pursuant to Section 9.02(d), neither the Company nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company or its Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or made available to Parent in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement, or the transactions contemplated hereby or thereby. Parent specifically disclaims that it is relying on or has relied on any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

Article VI

COVENANTS OF THE COMPANY

Section 6.01 Conduct of the Company.

(a) From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except (w) as required by Applicable Law, (x) as set forth in Section 6.01(a) of the Company Disclosure Schedule, (y) as otherwise required or expressly contemplated by this Agreement, or (z) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to conduct its business in the ordinary course of business in all material respects and to preserve intact its business organization, keep available the services of its and their present officers and key employees and maintain its existing relations and goodwill with material customers, members, suppliers, licensors, licensees and other Third Parties with whom it has material business relations; provided that (i) no action by the Company or any of its Subsidiaries to the extent expressly permitted by an exception to any of Section 6.01(b)(i) through 6.01(b)(xx) shall be deemed to be a breach of this Section 6.01(a) and (ii) any failure to take any action prohibited by Section 6.01(b)(i) through 6.01(b)(xx) shall not be deemed a breach of this Section 6.01(a).

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(b) From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except (x) as required by Applicable Law, (y) as set forth in Section 6.01(b) of the Company Disclosure Schedule or (z) as otherwise required or expressly contemplated by this Agreement, without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause each of its Subsidiaries not to:

(i) adopt or propose any change to the Company Organizational Document or the Deposit Agreement;

(ii) acquire (including by merger, consolidation, takeover offer, scheme of arrangement or acquisition of securities or assets or by any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any securities of or other equity interest in or assets comprising a business or division of any Person, or otherwise engage in any consolidations or business combinations, except for transactions solely between the Company and a wholly owned Subsidiary of the Company or solely between wholly owned Subsidiaries of the Company;

(iii) authorize, declare, set aside, make or pay any dividends or distribution with respect to its shares or other Equity Securities (including any Company ADS) (whether in cash, assets, shares or other securities of the Company or any of its Subsidiaries) (other than dividends or distributions made by any wholly owned Subsidiary of the Company to the Company or to any wholly owned Subsidiary of the Company) or enter into any agreement or arrangement with respect to voting or registration, or file any registration statement with the SEC with respect to any of its shares or other Equity Securities (other than registration statements on Form S-8);

(iv) (A) split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of its share capital or other Equity Securities, or redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other Equity Securities, or issue or authorize the issuance of any of its share capital or other Equity Securities or any other securities in respect of, in lieu of or in substitution for, shares of its share capital or other Equity Securities (including any Company ADS) in the Company or any Subsidiary of the Company, except for (x) the acceptance of Company Ordinary Shares or Company ADSs as payment of the exercise price of Company Share Options or for withholding Taxes in respect of Company Share Options, (y) any such transaction involving the Company and its wholly owned Subsidiary or only wholly owned Subsidiaries of the Company or (z) transactions required to be taken by the Depositary or the Company under the Deposit Agreement in accordance with its terms, provided that no such transaction is a consequence of any action or omission by the Company or any of its Subsidiaries that would (in the absence of this clause (z) and clause (v)(D) below) be restricted by any provision of this Section 6.01 or (B) amend any term or alter any rights of any of the outstanding Company Ordinary Shares or other Equity Securities of the Company;

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(v) issue, deliver, grant, sell, pledge, dispose of, charge, mortgage or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition, charging, mortgaging or encumbrance of, any shares, voting securities or other Equity Securities (including any Company ADS) in the Company or any Subsidiary of the Company or any securities convertible into or exchangeable or exercisable for any such shares, voting securities or Equity Securities (including any Company ADS) or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Company Share Option under any existing Company Stock Plan (except as otherwise provided by the terms of any Company Employee Plan or pursuant to the Company Retention Plan), other than (A) issuances or grants of Company Ordinary Shares, Company ADSs or other securities as required pursuant to equity awards or obligations under Company Employee Plans outstanding on the date of this Agreement in accordance with the terms of the applicable Company Employee Plan in effect on the date of this Agreement or granted after the date of this Agreement not in violation of this Agreement, (B) sales of Company Ordinary Shares or Company ADSs pursuant to the exercise of Company Share Options if necessary to effectuate an optionee direction upon exercise or pursuant to the settlement of Company Share Options in order to satisfy Tax withholding obligations, (C) transactions solely between the Company and a wholly owned Subsidiary of the Company or solely between wholly owned Subsidiaries of the Company or (D) transactions required to be taken by the Depositary or the Company under the Deposit Agreement in accordance with its terms, provided that no such transaction is a consequence of any action or omission by the Company or any of its Subsidiaries that would (in the absence of this clause (D) and clause (iv)(A)(z) above) be restricted by any provision of this Section 6.01;

(vi) except as required by any Company Employee Plan as in existence as of the date hereof or established after the date hereof not in contravention of this clause (vi) or pursuant to the Company Retention Plan, (A) amend or agree to amend the terms and conditions of employment, engagement or appointment of, including increasing the compensation or benefits payable or to become payable to, any of its directors, executive officers, employees or other service providers, (B) grant or pay or commit to grant or pay to any of its directors, executive officers, or employees any bonuses, incentive compensation, retention awards or severance or termination pay, (C) establish, adopt, enter into, amend in any material respect or terminate any collective bargaining agreement (or any similar agreement, arrangement or commitment) with or to any labor organization, labor or trade union, works council, staff association or other employee representative body or any material Company Employee Plan or recognize (or take any step to recognize, including by negotiating with, or with any representative of) any labor organization, labor or trade union, works council, staff association or other employee representative body, (D) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Employee Plan, (E) terminate, or give notice to terminate, the employment of any Senior Employee, other than for cause, (F) hire or promote any new Senior Employees other than to replace any departed employee, provided that such hired or promoted employee is provided with compensation terms that are substantially similar to the terms of the departed employee’s employment with the Company immediately prior his or her departure, (G) provide any funding for any rabbi trust or similar arrangement, (H) other than any Contract to renew or otherwise continue an existing relationship with a professional employer organization as of the date hereof, enter into a Contract or relationship with a professional employer organization or (I) form or otherwise establish any employing entity in any country that does not currently have an employing entity, unless necessary to continue and maintain the Company’s day-to-day business operations;

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(vii) liquidate (completely or partially), wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization (including any restructuring, recapitalization or reorganization between or among any of the Company or its Subsidiaries), or adopt any plan or resolution, or take any other action providing for any of the foregoing other than the winding up and dissolution of dormant Subsidiaries of the Company;

(viii) make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) loans solely among the Company and its wholly owned Subsidiaries or solely among the Company’s wholly owned Subsidiaries, (B) advances for reimbursable employee expenses in the ordinary course of business consistent with past practice or (C) the extension of trade credit in the ordinary course of business consistent with past practice;

(ix) sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any Lien (other than Permitted Liens), any of its material properties, rights or assets (including shares in the capital of the Company or its Subsidiaries), except (A) dispositions of obsolete or worthless equipment, supplies, inventory, merchandise, products or other assets in the ordinary course of business consistent with past practice, (B) licenses required under any Company Material Contract in accordance with the terms of that Company Material Contract in effect as of the date of this Agreement and non-exclusive licenses of Company Intellectual Property to service providers, consultants, contractors or vendors entered into for the provision of services to or for the benefit of the Company or any of its Subsidiaries, in the ordinary course of business or (C) pursuant to transactions solely among the Company and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of the Company;

(x) enter into or become bound by, or amend, modify, terminate or waive any Contract related to the acquisition or disposition or grant of any license with respect to material Intellectual Property Rights, other than amendments, modifications, terminations or waivers in the ordinary course of business consistent with past practice, or otherwise encumber any material Company Intellectual Property (including by the granting of any covenants, including any covenant not to sue or covenant not to assert), other than licenses required under any Company Material Contract in effect as of the date of this Agreement in accordance with the terms of that Company Material Contract and non-exclusive licenses of Company Intellectual Property (other than patents on a stand-alone basis) to service providers, consultants, contractors or vendors entered into for the provision of services to or for the benefit of the Company or any of its Subsidiaries in the ordinary course of business;

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(xi) (A) enter into any Specified Material Contract, or materially modify, materially amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the Contract term in accordance with the terms of the Contract) any Specified Material Contract, or waive, release or assign any material rights or claims thereunder or (B) except as would not be adverse to the Company or any of its Subsidiaries in any material respect with respect to the Contract when viewed in the context of the benefits received by the Company and its Subsidiaries as a result, enter into any Company Material Contract (including by amendment of any Contract that is not a Company Material Contract such that such Contract becomes a Company Material Contract) that is not a Specified Material Contract, or materially modify, materially amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the Contract term in accordance with the terms of the Contract) any Company Material Contract that is not a Specified Material Contract, or waive, release or assign any material rights or claims thereunder, in each case of this clause (B), other than in the ordinary course of business consistent with past practice;

(xii) except (A) in amounts not to exceed 120% of the Company’s capital budget set forth on Section 6.01(b)(xii) of Company Disclosure Schedule in the aggregate or (B) in connection with the repair or replacement of facilities, properties or assets destroyed or damaged due to casualty or accident, make any capital expenditure or expenditures enter into agreements or arrangements providing for capital expenditure or expenditures or otherwise commit to do so;

(xiii) waive, release, assign, compromise or settle any Proceeding (for the avoidance of doubt, including with respect to matters in which the Company or any Subsidiary of the Company is a plaintiff or defendant, or in which any of their officers or directors in their capacities as such are parties), other than the compromise or settlement of any Proceeding that is not brought by a Governmental Authority and that: (A) is for an amount not to exceed, for any such compromise or settlement individually, $1,200,000, or in the aggregate, $3,000,000, (B) does not impose any injunctive relief on the Company or its Subsidiaries (other than customary confidentiality and de minimis contractual obligations in the applicable compromise or settlement agreement that are incidental to an award of monetary damages thereunder) and does not involve the admission of wrongdoing by the Company, any Subsidiary of the Company or any of their respective officers or directors and (C) does not provide for the license of any material Intellectual Property Rights or the termination or modification or amendment of any license of material Company Intellectual Property; provided, that any Proceeding related to Taxes shall be governed by Section 6.01(b)(xv);

(xiv) make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by IFRS or Applicable Law;

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(xv) make, change or revoke any material Tax election, adopt or change any Tax accounting period or material method of Tax accounting, amend any material Tax Return, file any material Tax Return that is materially inconsistent with a previously filed Tax Return of the same type for a prior taxable period, settle or compromise any material liability for Taxes or any Tax Proceeding relating to a material amount of Taxes, enter into any advance pricing agreement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), request any ruling from any Taxing Authority (other than a ruling requested in connection with the Transaction that is not inconsistent with this Agreement, provided that the Company has notified Parent of such ruling request, provided Parent with a written copy of the proposed ruling request for its review and comment, and considered in good faith any reasonable comments received from Parent), assume any liability for a material amount of Taxes of any other Person by Contract (other than a Contract described in Section 4.16(d)(ii)(y)), change its jurisdiction of Tax residence or request or otherwise agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes;

(xvi) incur, assume, guarantee, endorse or otherwise become liable for or modify in any material respects the terms of any Indebtedness or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements) or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) for the incurrence of any Indebtedness solely among the Company and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of the Company, (B) currency derivatives in the ordinary course of business consistent with past practice and not for speculative purposes, (C) the incurrence of Indebtedness in the ordinary course of business in an amount at any time outstanding pursuant to this clause (C) not to exceed $3,000,000 in the aggregate;

(xvii) redeem, repurchase, defease or prepay any Indebtedness for borrowed money or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements), except for (A) the repayment of any Indebtedness at its scheduled maturity or expiration of the applicable term, (B) the termination and settlement of currency derivatives entered into in the ordinary course of business consistent with past practice and nor for speculative purposes in accordance with their terms and (C) solely among the Company and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of the Company;

(xviii) enter into any transactions or Contracts with any affiliate or other Person that would be required to be disclosed by the Company under Item 404 of Regulation S-K of the SEC other than to the extent permitted under clause (v) or (vi) of this Section 6.01(b);

(xix) (A) acquire or agree to acquire any real property or enter into, or agree to enter into, any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee) (B) sell, assign, dispose of, surrender or exercise any right to terminate, or agree to sell, assign, dispose of, surrender or exercise any right to terminate, any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), (C) materially modify or amend or exercise any right to renew any lease, or waive any material term or condition thereof or grant any material consents thereunder, in each case, except as

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would not be adverse to the Company or its Subsidiaries in any material respect with respect to the lease when viewed in the context of the benefits received by the Company and its Subsidiaries as a result, or (D) grant or otherwise create or consent to the creation of any material easement, covenant, restriction, assessment or charge affecting any real property leased by the Company or any Subsidiary of the Company, or any interest therein or part thereof (other than a Permitted Lien), in the case of each of clauses (A) through (D), other than in the ordinary course of business consistent with past practice;

(xx) adopt or otherwise implement any shareholder rights plan, “poison-pill” or other comparable agreement with respect to any member of the Parent Group;

(xxi) other than where required under a Company Material Contract existing on the date of this Agreement (A) commence, alone or with any third party, the initiation of any clinical study that has not been disclosed to Parent or its Representatives prior to the date of this Agreement or the initiation of a new part or a new phase of an already ongoing study, (B) unless required by any Governmental Authority or, subject to prior consultation in good faith with Parent (to the extent permitted by Applicable Law), for health or safety reasons, discontinue, terminate or suspend any ongoing material research program or clinical study, or (C) unless required by any Governmental Authority or, subject to prior consultation in good faith with Parent (to the extent permitted by Applicable Law), for health or safety reasons, make any material restrictions to any ongoing material clinical study, in each case, relating to the Company Platform or a Company Internal Drug Product Candidate; or

(xxii) agree or authorize, in writing or otherwise, to take any of the foregoing actions.

(c) Until the earlier of the termination of this Agreement and the Closing, anything to the contrary set forth in this Agreement notwithstanding, the Company shall not, and shall cause its Affiliates not to, directly or indirectly (whether by merger, consolidation, takeover offer, scheme of arrangement or otherwise), acquire, purchase, lease or license or otherwise enter into a transaction with (or agree to acquire, purchase, lease or license or otherwise enter into a transaction with) any business, corporation, partnership, association or other business organization or division or part thereof that would reasonably be expected to (i) impose any material delay in the satisfaction of, or increase materially the risk of not satisfying the conditions set forth in Section 9.01(d) (to the extent related to any Antitrust Law or Foreign Investment Law) or the conditions set forth in Section 9.01(f); (ii) materially increase the risk of any Governmental Authority entering an Order prohibiting or enjoining the consummation of the Transaction; or (iii) otherwise prevent or materially delay or impair the consummation of the Transaction. The fact that a merger, acquisition or similar transaction requires approval under the Antitrust Laws or Foreign Investment Law shall not in and of itself restrict such transaction under this Section 6.01(c).

(d) Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s or any of its Subsidiaries’ businesses or operations, other than after the Closing.

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Section 6.02 No Solicitation by the Company.

(a) From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except as otherwise set forth in this Section 6.02, the Company shall not, and shall cause its Subsidiaries and its and its Subsidiaries’ respective Representatives not to, directly or indirectly, (i) solicit, initiate, participate in, knowingly facilitate, knowingly assist or knowingly encourage any inquiries regarding, or the making or submission of, any Acquisition Proposal or any inquiry, indication of interest, proposal, offer or request that would reasonably be expected to lead to an Acquisition Proposal, (ii) (A) enter into, continue or participate in any discussions or negotiations in respect of any Acquisition Proposal or any such inquiry, indication of interest, proposal, offer or request or (B) furnish to any Third Party any information in connection with any Acquisition Proposal or any such inquiry, indication of interest, proposal offer or request, (iii) enter into or adopt any letter of intent, heads of terms, memorandum of understanding or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to an Acquisition Proposal (other than an Acceptable Company Confidentiality Agreement), (iv) recommend or approve or publicly propose to recommend, adopt or approve any Acquisition Proposal, (v) withdraw, or qualify, amend or modify in a manner adverse to Parent (or publicly propose to withdraw, or qualify, amend or modify in a manner adverse to Parent), the Company Board Recommendation, or resolve or agree to take any such action, (vi) fail to include the Company Board Recommendation in the Proxy Statement and the Scheme Document Annex, (vii) take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations inapplicable to any Acquisition Proposal, or (viii) resolve or agree to do any of the foregoing (any of the foregoing clauses (iv)-(vi) or clause (viii) (to the extent relating to clauses (iv)-(vi)), a “Company Adverse Recommendation Change”).

(b) The foregoing notwithstanding, if at any time prior to the receipt of the Company Shareholder Approvals (the “Company Approval Time”), the Company Board receives a bona fide written Acquisition Proposal made after the date of this Agreement that has not resulted from a material breach of this Section 6.02, the Company Board, directly or indirectly through its Representatives, may, if the Company Board determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Acquisition Proposal is or would reasonably be expected to lead to a Superior Proposal, and after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law, subject to compliance with Section 6.02(c), (i) engage in negotiations or discussions with such Third Party and its Representatives and financing sources and (ii) furnish to such Third Party and its Representatives and financing sources information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement that (A) does not contain any provision that would prevent the Company from complying with its obligation to provide disclosure to Parent pursuant to this Section 6.02 and (B) contains provisions that, in each case, are not materially less favorable to the Company than those contained in the Confidentiality Agreement (provided that no such confidentiality agreement shall be required to contain any standstill or similar provisions) (such a confidentiality agreement, an “Acceptable Company Confidentiality Agreement”), a copy of which Acceptable Company Confidentiality Agreement shall be provided to Parent promptly after its execution; provided, that all such information (to the extent that such information is non-public and has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party.

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(c) The Company shall notify Parent as promptly as practicable (but in no event later than 24 hours) after receipt by the Company or any of its Subsidiaries or, to the knowledge of the Company, any of its or their Representatives of any Acquisition Proposal, any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to any Acquisition Proposal or any request for information relating to the Company or any of its Subsidiaries in connection with any such Acquisition Proposal, inquiry, indication of interest, proposal or offer, which notice shall be provided in writing and shall identify the Person(s) making, and the material terms and conditions of, any such Acquisition Proposal, inquiry, indication of interest, proposal offer or request. The Company shall thereafter (i) keep Parent reasonably informed, on a reasonably current basis, of any material developments (including material oral communications relating to the terms and conditions of any Acquisition Proposal) or changes in the status and details (including any changes to the type and amount of consideration) of any such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request and (ii) as promptly as practicable (but in no event later than 24 hours after receipt) provide to Parent unredacted copies of any written proposals, indications of interest, draft agreements and other written materials relating to the financial terms or other material terms and conditions of such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request exchanged between the Company or any of its Subsidiaries or Representatives and the Person(s) making such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request or any of its Affiliates or its or their Representatives.

(d) Anything in this Section 6.02 to the contrary notwithstanding, prior to the Company Approval Time, if the Company Board receives a bona fide written Acquisition Proposal made after the date of this Agreement that has not resulted from a material breach of this Section 6.02 and the Company Board determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal, and after consultation with the Company’s outside legal counsel, that the failure to take such action in response to such Superior Proposal would be inconsistent with its fiduciary duties under Applicable Law, the Company Board may, subject to compliance with this Section 6.02(d), (i) make a Company Adverse Recommendation Change or (ii) terminate this Agreement in accordance with Section 10.01(d)(iii); provided, that (A) the Company shall first notify Parent in writing at least four Business Days before taking such action that the Company intends to take such action, which notice shall include an unredacted copy of such proposal and a copy of any financing commitments (in the form provided to the Company) relating thereto (and, to the extent not in writing, the material terms and conditions thereof and the identity of the Person(s) making any such Acquisition Proposal), (B) the Company and its Representatives shall negotiate in good faith with Parent and their Representatives during such four Business Day notice period, to the extent Parent wishes to negotiate and make itself reasonably available to negotiate, to enable Parent to jointly propose revisions to the terms of this Agreement, (C) upon the end of such notice period, the Company Board shall have considered in good faith any revisions to the terms of this Agreement committed to in a binding written proposal by Parent, and shall have determined in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Superior Proposal would nevertheless continue to constitute a Superior Proposal if such revisions proposed by Parent were to be given effect, and after consultation with the Company’s

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outside legal counsel, that the failure to take such action in response to such Superior Proposal would continue to be inconsistent with its fiduciary duties under Applicable Law and (D) in the event of any change, from time to time, to any of the financial terms or any other material terms of such Superior Proposal, the Company shall, in each case, have delivered to Parent an additional notice consistent with that described in clause (A) of this proviso and a new notice period under clause (A) of this proviso shall commence each time, except each such notice period shall be two Business Days (instead of four Business Days), during which time the Company shall be required to comply with the requirements of this Section 6.02(d) anew with respect to each such additional notice, including clauses (A) through (D) above of this proviso.

(e) Anything in Section 6.02(a) to the contrary notwithstanding, at any time prior to Company Approval Time, the Company Board may make a Company Adverse Recommendation Change of the type described in clauses (v), (vi) or (viii) (to the extent relating to the foregoing clauses (v) or (vi)) of the definition thereof in response to an Intervening Event if the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to make such Company Adverse Recommendation Change would be inconsistent with its fiduciary duties under Applicable Law; provided, that (i) the Company shall first notify Parent in writing at least four Business Days before taking such action that the Company intends to take such action, which notice shall include a reasonably detailed description of such Intervening Event (including the facts and circumstances providing the basis for the determination by the Company Board to effect such Company Adverse Recommendation Change), (ii) the Company and its Representatives shall negotiate in good faith with Parent and their Representatives during such four Business Day period, to the extent Parent wishes to negotiate and make itself reasonably available to negotiate, to enable Parent to jointly propose revisions to the terms of this Agreement, (iii) the Company and its Representatives shall provide to Parent and their Representatives all applicable information with respect to such Intervening Event reasonably requested by Parent to permit it to propose revisions to the terms of the Agreement, and (iv) upon the end of such notice period, the Company Board shall have considered in good faith any such revisions to the terms of this Agreement committed to in a binding written proposal by Parent, and shall have determined in good faith, after consultation with the Company’s outside legal counsel, that the failure to make such Company Adverse Recommendation Change in response to such Intervening Event would continue to be inconsistent with its fiduciary duties under Applicable Law.

(f) The Company shall, and shall cause its Subsidiaries to, and shall cause its and its Subsidiaries’ Representatives to, cease immediately any and all existing discussions or negotiations, if any, with any Third Party conducted prior to or ongoing as of the date of this Agreement with respect to any actual or potential (including if such discussions or negotiations were for the purpose of soliciting any) Acquisition Proposal or with respect to any indication, proposal, request or inquiry that would reasonably be expected to lead to an Acquisition Proposal and shall promptly instruct any such Third Party (and any of its Representatives) in possession of confidential information about the Company or any of its Subsidiaries that was furnished by or on behalf of the Company in connection with such discussions or negotiations to return or destroy all such information promptly after the date hereof in accordance with the relevant confidentiality agreement between the Company and such Third Party. The Company shall enforce, and not waive, terminate or modify without Parent’s prior written consent, any confidentiality, standstill or similar provision in any confidentiality, standstill or other agreement (other than in the Confidentiality Agreement), unless the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law.

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(g) Nothing contained in this Section 6.02 shall prevent the Company Board from (i) taking and disclosing to the Company Shareholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the 1934 Act, (ii) making any required disclosure to the Company Shareholders if the Company Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law, (iii) making any “stop, look and listen” communication to the Company Shareholders pursuant to Rule 14d-9(f) promulgated under the 1934 Act; provided, that in the case of any of (i), (ii) or (iii), any such action or disclosure that would constitute a Company Adverse Recommendation Change may only be made in compliance with the foregoing provisions of this Section 6.02, or (iv) making honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law.

Section 6.03 Takeover Statutes. The Company shall (a) take all action within its control necessary, if any, so that no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws or regulations, or any similar provision of the Company Organizational Document is or becomes applicable to the Transaction or any of the other transactions contemplated hereby, and (b) if any such anti-takeover law, regulation or provision is or becomes applicable to the Transaction or any other transactions contemplated hereby, cooperate and grant such approvals and take such actions within its control as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby. The Company shall not take (or omit to take) any action which would reasonably be expected to result in (i) the Takeover Code applying to the Company, the Transaction or any other transactions contemplated by this Agreement or (ii) the Transaction or any other transactions contemplated by this Agreement becoming subject to the jurisdiction of the Panel. If, at any time, the Company receives a notification or communication from the Panel to the effect that it may assert jurisdiction over the Transaction or that the Company may be or become subject to the Takeover Code, the Company shall notify Parent as promptly as reasonably practicable. In such circumstances, each of the Parties agrees that it shall reasonably cooperate with each other in making representations to the Panel to seek a ruling that the Company is not subject to the Takeover Code and, if necessary, to appeal such ruling to the Panel’s Hearings Committee and the Takeover Appeal Board.

Section 6.04 Access to Information.

(a) All information furnished pursuant to this Agreement shall be subject to the Confidentiality Agreement.

(b) On reasonable notice, during normal business hours during the period from the date of this Agreement to the earlier of the Effective Time or the valid termination of this Agreement, the Company shall, and shall cause its Subsidiaries to, afford to each member of the Parent Group and their Representatives reasonable access to the Company’s and its Subsidiaries’

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properties, offices, personnel, Contracts, books, and records all other information concerning its businesses, properties and personnel (other than any of the foregoing to the extent specifically related to the negotiation and execution of this Agreement, or, except as expressly provided in Section 6.02, to any Acquisition Proposal), in each case, as any member of the Parent Group or its relevant Representatives (as applicable) reasonably requests in anticipation or furtherance of the consummation of the transactions contemplated hereby (including for integration planning) and in a manner so as to not unreasonably interfere with the normal business operations of the Company or any of its Subsidiaries. During such period described in the immediately preceding sentence, on reasonable notice and subject to Applicable Law and during normal business hours, the Company shall instruct its pertinent Representatives to reasonably cooperate with the Parent Group in their review of any such information provided or made available pursuant to the immediately preceding sentence.

(c) Anything to the contrary in Section 6.04(b) notwithstanding, the Company and its Subsidiaries shall not be required to provide such access or disclosure of information if it (i) would, as reasonably determined based on the advice of outside counsel, jeopardize any attorney-client, attorney-work product or other similar privilege with respect to such information, (ii) would contravene any Applicable Law or confidentiality agreement with a third party entered into prior to the date hereof or after the date hereof in the ordinary course of business, (iii) would result in the disclosure of any valuations of the Company in connection with the transactions contemplated by this Agreement or any other strategic alternatives, (iv) would be for the purpose of disclosure of such information in any Proceeding between the Parties; provided, that, in the case of clauses (i), (ii) and (iii), the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which such restrictions apply (including (x) obtaining any required consent from any Third Party and (y) redacting such information (A) to remove references concerning valuation, (B) as necessary to comply with any Contract in effect on the date of this Agreement or after the date of this Agreement and (C) as necessary to address reasonable attorney-client, work-product or other privilege or confidentiality concerns) and to provide such information as to the applicable matter as can be conveyed.

(d) Anything to the contrary in this Section 6.04 notwithstanding, nothing in this Section 6.04 shall be construed to require the Company, any of its Subsidiaries or any of their Representatives to prepare any financial statements, projections, reports, analyses, appraisals or opinions that are not readily available.

Article VII

COVENANTS OF PARENT

Section 7.01 Conduct of Parent.

(a) From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, except (w) as required by Applicable Law, (x) as set forth in Section 7.01(a) of the Parent Disclosure Schedule, (y) as otherwise required or expressly contemplated by this Agreement, or (z) with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), Parent shall, and shall cause

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each of its Subsidiaries to, use commercially reasonable efforts to conduct its business in the ordinary course of business in all material respects and to preserve intact its business organization, keep available the services of its and their present officers and key employees and maintain its existing relations and goodwill with material customers, members, suppliers, licensors, licensees and other Third Parties with whom it has material business relations; provided that (i) no action by Parent or any of its Subsidiaries to the extent expressly permitted by an exception to any of Section 7.01(b)(i) through Section 7.01(b)(x) shall be deemed to be a breach of this Section 7.01(a) and (ii) any failure to take any action prohibited by Section 7.01(b)(i) through Section 7.01(b)(x) shall not be deemed a breach of this Section 7.01(a).

(b) From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except (x) as required by Applicable Law, (y) as set forth in Section 7.01 of the Parent Disclosure Schedule, or (z) as otherwise required or expressly contemplated by this Agreement, without the Company’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), Parent shall not, and shall cause its Subsidiaries not to:

(i) adopt or propose any change to the Parent Organizational Documents;

(ii) acquire (including by merger, consolidation, takeover offer, scheme of arrangement or acquisition of securities or assets or by any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any securities of or other equity interest in or assets comprising a business or division of any Person, in each case for cash consideration, except (A) for transactions solely between Parent and a wholly owned Subsidiary of Parent or solely between wholly owned Subsidiaries of Parent or (B) any such acquisition involving cash payments not exceeding, individually or in the aggregate, $50,000,000;

(iii) authorize, declare, set aside, make or pay any dividends or distribution with respect to its shares or other Equity Securities (whether in cash, assets, shares or other securities of Parent or any of its Subsidiaries) (other than dividends or distributions made by any wholly owned Subsidiary of Parent to Parent or to any wholly owned Subsidiary of Parent);

(iv) (A) split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of its share capital or other Equity Securities, or redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other Equity Securities, or issue or authorize the issuance of any of its share capital or other Equity Securities or any other securities in respect of, in lieu of or in substitution for, shares of its share capital or other Equity Securities in Parent or any Subsidiary of Parent, except for (x) the acceptance of shares of Parent Common Stock as payment of the exercise price of options or equity awards and/or the payment of withholding taxes upon exercise or settlement of any such options or awards, or the acceptance or cancelation of shares of Parent Class B Common Stock upon the conversion or exchange thereof, or (y) any such transaction involving Parent and its wholly owned Subsidiary or only wholly owned Subsidiaries of Parent or (B) amend any term or alter any rights of any of the outstanding shares of Parent Common Stock or other Equity Securities of Parent (other than Equity Securities granted under any Parent Employee Plan);

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(v) issue any shares of capital stock of Parent or issue any securities convertible into or exchangeable or exercisable for any such shares or other Equity Securities of Parent or its Subsidiaries, other than (A) issuances or grants of equity awards under Parent Employee Plans; provided that any such grants shall not, with respect to each Parent Employee Plan, cover a number of shares of Parent Common Stock that exceeds the sum of (1) the amount of Parent Common Stock that remains reserved, but unissued under such Parent Employee Plan as of the date of this Agreement plus (2) any shares of Parent Common Stock automatically added to the share reserve of such Parent Employee Plan following the date of this Agreement pursuant to its terms as in effect on the date of this Agreement (including with respect to annual “evergreen” and share recycling provisions), (B) issuances of shares of Parent Common Stock or other securities as required pursuant to equity awards or obligations under Parent Employee Plans, or upon conversion of, or in exchange for, shares of Parent Class B Common Stock, (C) issuances of shares of Parent Common Stock not to exceed 20% of the aggregate amount of the shares of Parent Common Stock outstanding on the date of this Agreement in one or more transactions, the primary purpose of which is raising capital; provided that, with respect to this clause (C), (1) prior to (or on) December 31, 2024, Parent may not issue or sell any such shares in any such transaction at an offering price per share that is less than $6.37 and (2) on or after January 1, 2025, Parent may not issue or sell in such transactions shares of Parent Common Stock that exceed an amount equal to 10% of the aggregate amount of shares of Parent Common Stock outstanding on the date of this Agreement at an offering price per share that is less than $5.73, or (D) issuances of Parent Common Stock not to exceed an amount equal to 20% of the aggregate amount of the shares of Parent Common Stock outstanding on the date of this Agreement in one or more transactions that are part of one or more strategic transactions, the primary purpose of which is not raising capital between Parent or any of its Subsidiaries, on the one hand, and one or more Third Parties, on the other hand; provided that, with respect to this clause (D), Parent may not issue or sell shares of Parent Common Stock that exceed an amount equal to 10% of the aggregate amount of shares of Parent Common Stock outstanding on the date of this Agreement in such transactions for cash and provided, further, that the per share offering price of such shares issued or sold for cash may not be less than $5.73;

(vi) liquidate (completely or partially), wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization, or adopt any plan or resolution, or take any other action providing for any of the foregoing other than the winding up and dissolution of dormant Subsidiaries of Parent;

(vii) make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or Applicable Law;

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(viii) make, change or revoke any material Tax election adopt or change any Tax accounting period or material method of Tax accounting, amend any material Tax Return, file any material Tax Return that is materially inconsistent with a previously filed Tax Return of the same type for a prior taxable period, settle or compromise any material liability for Taxes or any Tax Proceeding relating to a material amount of Taxes, enter into any advance pricing agreement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), request any ruling from any Taxing Authority (other than a ruling requested in connection with the Transaction that is not inconsistent with this Agreement, provided that Parent has notified the Company of such ruling request, provided the Company with a written copy of the proposed ruling request for its review and comment, and considered in good faith any reasonable comments received from the Company), assume any liability for a material amount of Taxes of any other Person by Contract (other than a Contract described in Section 5.15(c)(ii)(y)), change its jurisdiction of Tax residence or request or otherwise agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes;

(ix) incur, assume, guarantee, endorse or otherwise become liable for or modify in any material respects the terms of any Indebtedness or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) for the incurrence of any Indebtedness solely among Parent and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of Parent, (B) currency derivatives not for speculative purposes, (C) Indebtedness of the type described in clause (d) or (g) of the definition of “Indebtedness” incurred in the ordinary course of business or (D) the incurrence of Indebtedness in an amount at any time outstanding pursuant to this clause (D) not to exceed $50,000,000 in the aggregate; or

(x) agree or authorize, in writing or otherwise, to take any of the foregoing actions.

(c) Until the earlier of the termination of this Agreement and the Closing, anything to the contrary set forth in this Agreement notwithstanding, Parent shall not, and shall cause its Affiliates not to, directly or indirectly (whether by merger, consolidation, takeover offer, scheme of arrangement or otherwise), acquire, purchase, lease or license or otherwise enter into a transaction with (or agree to acquire, purchase, lease or license or otherwise enter into a transaction with) any business, corporation, partnership, association or other business organization or division or part thereof that would reasonably be expected to (i) impose any material delay in the satisfaction of, or increase materially the risk of not satisfying the conditions set forth in Section 9.01(d) (to the extent related to any Antitrust Law or Foreign Investment Law) or the conditions set forth in Section 9.01(f); (ii) materially increase the risk of any Governmental Authority entering an Order prohibiting or enjoining the consummation of the Transaction; or (iii) otherwise prevent or materially delay or impair the consummation of the Transaction. The fact that a merger, acquisition or similar transaction requires approval under the Antitrust Laws or Foreign Investment Law shall not in and of itself restrict such transaction under this Section 7.01(c).

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Section 7.02 No Solicitation by Parent.

(a) From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except as otherwise set forth in this Section 7.02, Parent shall not, and shall cause its Subsidiaries and its and its Subsidiaries’ respective Representatives not to, directly or indirectly, (i) solicit, initiate, participate in, knowingly facilitate, knowingly assist or knowingly encourage any inquiries regarding, or the making or submission of, any Parent Acquisition Proposal or any inquiry, indication of interest, proposal, offer or request that would reasonably be expected to lead to a Parent Acquisition Proposal, (ii) (A) enter into, continue or participate in any discussions or negotiations in respect of any Parent Acquisition Proposal or any such inquiry, indication of interest, proposal, offer or request or (B) furnish to any Third Party any information in connection with any Parent Acquisition Proposal or any such inquiry, indication of interest, proposal offer or request, (iii) enter into or adopt any letter of intent, heads of terms, memorandum of understanding or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to a Parent Acquisition Proposal (other than an Acceptable Parent Confidentiality Agreement), (iv) recommend or approve or publicly propose to recommend, adopt or approve any Parent Acquisition Proposal, (v) withdraw, or qualify, amend or modify in a manner adverse to the Company (or publicly propose to withdraw, or qualify, amend or modify in a manner adverse to the Company), the Parent Board Recommendation, or resolve or agree to take any such action, (vi) fail to include the Parent Board Recommendation in the Proxy Statement and the Scheme Document Annex, (vii) take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations inapplicable to any Parent Acquisition Proposal, or (viii) resolve or agree to do any of the foregoing (any of the foregoing clauses (iv)-(vi) or clause (viii) (to the extent relating to clauses (iv)-(vi)), a “Parent Adverse Recommendation Change”).

(b) The foregoing notwithstanding, if at any time prior to the receipt of the Parent Stockholder Approval (the “Parent Approval Time”), the Parent Board receives a bona fide written Parent Acquisition Proposal made after the date of this Agreement that has not resulted from a material breach of this Section 7.02, the Parent Board, directly or indirectly through its Representatives, may, if the Parent Board determines in good faith, after consultation with Parent’s financial advisor and outside legal counsel, that such Parent Acquisition Proposal is or would reasonably be expected to lead to a Parent Superior Proposal and, after consultation with Parent’s outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law, subject to compliance with Section 7.02(c), (i) engage in negotiations or discussions with such Third Party and its Representatives and financing sources and (ii) furnish to such Third Party and its Representatives and financing sources information relating to Parent or any of its Subsidiaries pursuant to a confidentiality agreement that (A) does not contain any provision that would prevent Parent from complying with its obligation to provide disclosure to the Company pursuant to this Section 7.02 and (B) contains provisions that, in each case, are not materially less favorable to Parent than those contained in the Confidentiality Agreement (provided that no such confidentiality agreement shall be required to contain any standstill or similar provisions) (such a confidentiality agreement, an “Acceptable Parent Confidentiality Agreement”), a copy of which Acceptable Parent Confidentiality Agreement shall be provided to the Company promptly after its execution; provided, that all such information (to the extent that such information is non-public and has not been previously provided or made available to the Company) is provided or made available to Parent, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party.

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(c) Parent shall notify the Company as promptly as practicable (but in no event later than 24 hours) after receipt by Parent or any of its Subsidiaries or, to the knowledge of Parent, any of its or their Representatives of any Parent Acquisition Proposal, any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to any Parent Acquisition Proposal or any request for information relating to Parent or any of its Subsidiaries in connection with any such Parent Acquisition Proposal, inquiry, indication of interest, proposal or offer, which notice shall be provided in writing and shall identify the Person(s) making, and the material terms and conditions of, any such Parent Acquisition Proposal, inquiry, indication of interest, proposal offer or request. Parent shall thereafter (i) keep the Company reasonably informed, on a reasonably current basis, of any material developments (including material oral communications relating to the terms and conditions of any Parent Acquisition Proposal) or changes in the status and details (including any changes to the type and amount of consideration) of any such Parent Acquisition Proposal, inquiry, indication of interest, proposal, offer or request and (ii) as promptly as practicable (but in no event later than 24 hours after receipt) provide to the Company unredacted copies of any written proposals, indications of interest, draft agreements and other written materials relating to the financial terms or other material terms and conditions of such Parent Acquisition Proposal, inquiry, indication of interest, proposal, offer or request exchanged between Parent or any of its Subsidiaries or Representatives and the Person(s) making such Parent Acquisition Proposal, inquiry, indication of interest, proposal, offer or request or any of its Affiliates or its or their Representatives.

(d) Anything in this Section 7.02 to the contrary notwithstanding, prior to the Parent Approval Time, if the Parent Board receives a bona fide written Parent Acquisition Proposal made after the date of this Agreement that has not resulted from a material breach of this Section 7.02 and the Parent Board determines in good faith, after consultation with Parent’s financial advisor and outside legal counsel, that such Parent Acquisition Proposal constitutes a Parent Superior Proposal and, after consultation with Parent’s outside legal counsel, that the failure to take such action in response to such Parent Superior Proposal would be inconsistent with its fiduciary duties under Applicable Law, the Parent Board may, subject to compliance with this Section 7.02(d), (i) make a Parent Adverse Recommendation Change or (ii) terminate this Agreement in accordance with Section 10.01(c)(iii); provided, that (A) Parent shall first notify the Company in writing at least four Business Days before taking such action that Parent intends to take such action, which notice shall include an unredacted copy of such proposal and a copy of any financing commitments (in the form provided to Parent) relating thereto (and, to the extent not in writing, the material terms and conditions thereof and the identity of the Person(s) making any such Parent Acquisition Proposal), (B) Parent and its Representatives shall negotiate in good faith with the Company and its Representatives during such four Business Day notice period, to the extent the Company wishes to negotiate and make itself reasonably available to negotiate, to enable the Company to propose revisions to the terms of this Agreement, (C) upon the end of such notice period, the Parent Board shall have considered in good faith any revisions to the terms of this Agreement committed to in a binding written proposal by the Company, and shall have determined in good faith, after consultation with Parent’s financial advisor and outside legal counsel, that such Parent Superior Proposal would nevertheless continue to constitute a Parent Superior Proposal if such revisions proposed by the Company were to be given effect and, after consultation with

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Parent’s outside legal counsel, that the failure to take such action in response to such Parent Superior Proposal would continue to be inconsistent with its fiduciary duties under Applicable Law and (D) in the event of any change, from time to time, to any of the financial terms or any other material terms of such Parent Superior Proposal, Parent shall, in each case, have delivered to the Company an additional notice consistent with that described in clause (A) of this proviso and a new notice period under clause (A) of this proviso shall commence each time, except each such notice period shall be two Business Days (instead of four Business Days), during which time Parent shall be required to comply with the requirements of this Section 7.02(d) anew with respect to each such additional notice, including clauses (A) through (D) above of this proviso.

(e) Anything in Section 7.02(a) to the contrary notwithstanding, at any time prior to Parent Approval Time, the Parent Board may make a Parent Adverse Recommendation Change of the type described in clauses (v), (vi) or (viii) (to the extent relating to the foregoing clauses (v) or (vi)) of the definition thereof in response to a Parent Intervening Event if the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to make such Parent Adverse Recommendation Change would be inconsistent with its fiduciary duties under Applicable Law; provided, that (i) Parent shall first notify the Company in writing at least four Business Days before taking such action that Parent intends to take such action, which notice shall include a reasonably detailed description of such Parent Intervening Event (including the facts and circumstances providing the basis for the determination by the Parent Board to effect such Parent Adverse Recommendation Change), (ii) Parent and its Representatives shall negotiate in good faith with the Company and its Representatives during such four Business Day period, to the extent the Company wishes to negotiate and make itself reasonably available to negotiate, to enable the Company to propose revisions to the terms of this Agreement, (iii) Parent and its Representatives shall provide to the Company and its Representatives all applicable information with respect to such Parent Intervening Event reasonably requested by the Company to permit it to propose revisions to the terms of the Agreement, and (iv) upon the end of such notice period, the Parent Board shall have considered in good faith any such revisions to the terms of this Agreement committed to in a binding written proposal by the Company, and shall have determined in good faith, after consultation with Parent’s outside legal counsel, that the failure to make such Parent Adverse Recommendation Change in response to such Parent Intervening Event would continue to be inconsistent with its fiduciary duties under Applicable Law.

(f) Parent shall, and shall cause its Subsidiaries to, and shall cause its and its Subsidiaries’ Representatives to, cease immediately any and all existing discussions or negotiations, if any, with any Third Party conducted prior to or ongoing as of the date of this Agreement with respect to any actual or potential (including if such discussions or negotiations were for the purpose of soliciting any) Parent Acquisition Proposal or with respect to any indication, proposal, request or inquiry that would reasonably be expected to lead to a Parent Acquisition Proposal and shall promptly instruct any such Third Party (and any of its Representatives) in possession of confidential information about Parent or any of its Subsidiaries that was furnished by or on behalf of Parent in connection with such discussions or negotiations to return or destroy all such information promptly after the date hereof in accordance with the relevant confidentiality agreement between Parent and such Third Party. Parent shall enforce, and not waive, terminate or modify without the Company’s prior written consent, any confidentiality, standstill or similar provision in any confidentiality, standstill or other agreement (other than in the Confidentiality Agreement), unless the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law.

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(g) Nothing contained in this Section 7.02 shall prevent the Parent Board from (i) taking and disclosing to the Parent Stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the 1934 Act, (ii) making any required disclosure to the Parent Stockholders if the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law or (iii) making any “stop, look and listen” communication to the Parent Stockholders pursuant to Rule 14d-9(f) promulgated under the 1934 Act; provided, that in the case of any of (i), (ii) or (iii), any such action or disclosure that would constitute a Parent Adverse Recommendation Change may only be made in compliance with the foregoing provisions of this Section 7.02.

Section 7.03 Director and Officer Liability.

(a) Parent agrees that, to the fullest extent permitted under Applicable Law, all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, existing as at the date of this Agreement in favor of the current or former directors and officers of the Company or its Subsidiaries as provided in their respective articles of association or other organizational documents or in any agreement or deed of indemnity shall survive the Transaction and shall continue in full force and effect in accordance with their terms. For a period of six years from the Effective Time, to the fullest extent permitted under Applicable Law, Parent shall cause the Company and its Subsidiaries to maintain in effect any and all exculpation, indemnification and advancement of expenses provisions of the articles of association or similar organizational documents of the Company and its Subsidiaries in effect as at the date of this Agreement or in any indemnification agreements of the Company or its Subsidiaries with any of their respective current or former directors or officers in effect as at the date of this Agreement, and to the fullest extent permitted under Applicable Law shall not permit the Company or any of its Subsidiaries to amend, repeal or otherwise modify any such provisions or any such indemnification agreements or the exculpation, indemnification or advancement of expenses provisions of the organizational documents of the Company or its Subsidiaries in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors or officers of the Company or any of its Subsidiaries; provided, however, that all rights to exculpation, indemnification and advancement of expenses in respect of any Proceeding pending or asserted or any claim made within such period shall continue until the disposition of such Proceeding or resolution of such claim. Following the Closing Parent shall cause the Company to comply with the terms of this Section 7.03(a).

(b) Parent shall indemnify and hold harmless (and advance funds in respect of each of the foregoing) each current or former director or officer of the Company or any of its Subsidiaries or each person who has served as a manager, director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise if such service was at the request or for the benefit of the Company or any of its Subsidiaries (each, together with such person’s heirs, executors or administrators, an “Indemnified Party”), in each case to the fullest extent permitted under Applicable Law against

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any costs or expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by Applicable Law; provided, however, that the Indemnified Party to whom expenses are advanced provides an undertaking consistent with Applicable Law and the Company Organizational Document, as applicable, to repay such amounts if it is ultimately determined that such person is not entitled to indemnification), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened Proceeding, arising out of, relating to or in connection with any action or omission by them in their capacities as such occurring or alleged to have occurred at or before the Effective Time (including acts or omissions in connection with (x) such Indemnified Party serving as an officer, director, employee or other fiduciary of any entity if such service was at the request or for the benefit of the Company or (y) any of the transactions contemplated by this Agreement).

(c) For a period of six years from the Effective Time, Parent shall cause to be maintained in effect the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of the date hereof by the Company and its Subsidiaries with respect to matters existing or arising at or before the Effective Time (provided that Parent may substitute these for policies with a carrier with reasonably comparable credit ratings to the existing carrier of at least the same coverage and amounts and containing terms and conditions that it reasonably considers are no less favorable to the insureds); provided, however, that Parent shall not be required to pay annual premiums in excess of 300% of the last annual premium paid by the Company prior to the date hereof in respect of the coverages (the “Maximum Amount”) required to be obtained pursuant hereto, but in such case where the quoted premium exceeds the Maximum Amount, it shall purchase as much coverage as reasonably practicable for the Maximum Amount. If the Company or Parent elects, then the Company or Parent, as applicable, may, prior to the Effective Time, purchase a six-year prepaid “tail policy” providing insurance coverage, benefits and terms no less favorable to the Indemnified Parties than the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance with respect to acts or omissions occurring or alleged to have occurred prior to the Effective Time; provided that in no event shall the cost of such policy exceed the Maximum Amount (it being understood and agreed that the Company or Parent, as applicable, shall, where the quoted premium for the “tail policy” exceeds the Maximum Amount, purchase as much coverage as reasonably practicable for the Maximum Amount) and, if such a “tail policy” is purchased, there shall be no further obligations under this Section 7.03(c).

(d) In the event that after the Effective Time (i) Parent, the Company or any of their respective successors or assigns (A) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (B) transfers or conveys all or substantially all of its properties and assets to any Person, or (ii) Parent or any of its respective successors or assigns dissolves the Company, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Company, as applicable, shall assume all of the obligations thereof set forth in this Section 7.03.

(e) The obligations of Parent under this Section 7.03 shall not be terminated, amended or modified in any manner so as to adversely affect any Indemnified Party (including their successors, heirs and legal representatives) to whom this Section 7.03 applies without the consent of such Indemnified Party. It is expressly agreed that, notwithstanding any other provision

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of this Agreement that may be to the contrary, (i) the Indemnified Parties to whom this Section 7.03 applies shall be third-party beneficiaries of this Section 7.03, and (ii) this Section 7.03 shall survive consummation of the Transaction and shall be enforceable by such Indemnified Parties and their respective successors, heirs and legal representatives against Parent and its successors and assigns.

Section 7.04 Section 16 Matters(a) . Prior to the Effective Time, Parent shall take all such steps as may be reasonably necessary or advisable (to the extent permitted under Applicable Law) to cause any acquisitions of Parent Common Stock (including derivative securities referencing the same) resulting from the transactions contemplated by this Agreement by each individual who is or will be subject to the reporting requirements of Section 16(a) of the 1934 Act to be exempt under Rule 16b-3 promulgated under the 1934 Act.

Article VIII

COVENANTS OF THE COMPANY AND PARENT

Section 8.01 Notices of Certain Events. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, (i) of any notice or other communication received by such Party from any Governmental Authority or from any other Person alleging that the consent of such Person is or may be required in connection with the Transaction, the Scheme of Arrangement or the other transactions contemplated by this Agreement, if the failure of such Party to obtain such consent could be material to the Company or Parent (including to Parent following the Closing) or (ii) of any legal Proceeding commenced or, to any Party’s knowledge, threatened against, such Party or any of its Subsidiaries in connection with the Transaction, the Scheme of Arrangement or the other transactions contemplated by this Agreement; provided, however, that the delivery of any notice pursuant to this Section 8.01 shall not cure any breach of any representation or warranty requiring disclosure of such matter in the Company Disclosure Schedule or Parent Disclosure Schedule, as applicable, or otherwise limit or affect the remedies available hereunder to any Party. The failure to deliver any such notice shall not affect any of the conditions set forth in Article IX or give rise to any right to terminate under Article X.

Section 8.02 Filings, Consents and Approvals.

(a) Subject to the terms and conditions of this Agreement, each of the Company and Parent shall (and each shall cause its Subsidiaries to) use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Transaction and other transactions contemplated hereby as promptly as reasonably practicable, including (i) (A) preparing and filing as promptly as practicable with any Governmental Authority or other Third Party all documentation to effect all Filings as are necessary, proper or advisable to consummate the Transaction and the other transactions contemplated hereby, (B) using reasonable best efforts to obtain, as promptly as practicable, and thereafter maintain, all Consents from any Governmental Authority or other Third Party that are necessary, proper or advisable to consummate the Transaction or other transactions contemplated hereby, and to comply with the terms and conditions of each such Consent (including by supplying as promptly as reasonably practicable

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any additional information or documentary material that may be requested pursuant to the HSR Act or other applicable Antitrust Laws or Foreign Investment Laws), and (C) cooperating with the other parties hereto in their efforts to comply with their obligations under this Agreement, including in seeking to obtain as promptly as practicable any Consents necessary, proper or advisable to consummate the Transaction or the other transactions contemplated hereby and (ii) using reasonable best efforts to (A) defend any lawsuit or other legal Proceeding, whether judicial or administrative, brought by any Governmental Authority or Third Party challenging this Agreement or seeking to enjoin, restrain, prevent, prohibit or make illegal consummation of the Transaction or any of the other transactions contemplated hereby and (B) contest any Order that enjoins, restrains, prevents, prohibits or makes illegal consummation of the Transaction or any of the other transactions contemplated hereby. This Section 8.02 shall not apply with respect to Filings with or the Consents of the Court to implement the Scheme of Arrangement, which are dealt with in Article III.

(b) Parent and the Company shall jointly direct, devise and implement the strategy for (i) obtaining any necessary Consent of, for responding to any request from, inquiry or investigation by (including directing the timing, nature and substance of all such responses), and attend and lead all meetings and communications (including any negotiations) with, any Governmental Authority that has authority to enforce any Antitrust Law or Foreign Investment Law and (ii) control the defense and settlement of any Proceeding brought by or before any Governmental Authority that has authority to enforce any Antitrust Law or Foreign Investment Law. In the event of a disagreement regarding any of the foregoing, Parent and the Company shall work together in good faith to resolve such disagreement and endeavor to implement such strategy, communication or response in a mutually acceptable manner; provided, however, that to the extent a disagreement is unresolved after good faith discussions between senior representatives of Parent and the Company and any other such executive officers and/or Persons as they may respectively deem appropriate, which discussions shall be held within 48 hours of the unresolved disagreement being identified (to the extent practicable and unless otherwise agreed by the parties in writing), the implementation of such strategy, communication, or response will be controlled by Parent, after good faith consideration of the views of the Company.

(c) In furtherance and not in limitation of Section 8.02(a), each of the Company and Parent shall, and each shall cause its Subsidiaries to, (x) make an appropriate filing of a notification and report form pursuant to the HSR Act with respect to the Transaction as promptly as practicable, and in any event within 15 Business Days after the execution of this Agreement, (y) make required Foreign Investment Law filings enumerated under Schedule 9.01(f) as promptly as reasonably practicable and in any event the earlier of: (i) if a request is issued to either Parent or the Company by the applicable Governmental Authority to submit a notification, three Business Days after such request, or (ii) ten Business Days after the execution of this Agreement, in each case, unless otherwise agreed by Parent and the Company, and (z) as promptly as practicable and in any event within 15 Business Days following the date of this Agreement (unless otherwise agreed), make all other Filings with all Governmental Authorities that are necessary, proper or advisable under this Agreement or Applicable Law (including without limitation under any other Antitrust Law or Foreign Investment Law) to consummate and make effective the Transaction and the other transactions contemplated hereby. In the event that the Company or Parent receives a request for information or documentary material pursuant to the HSR Act or any other Antitrust Law or Foreign Investment Law (a “Second Request”), each shall, and shall cause its respective

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Subsidiaries to, use reasonable best efforts (and shall cooperate with each other) to submit an appropriate response to such Second Request as promptly as reasonably practicable, and to make available their respective Representatives to, on reasonable request, any Governmental Authority in connection with (i) the preparation of any Filing made by or on their behalf to any Governmental Authority in connection with the Transaction or any of the other transactions contemplated hereby or (ii) any Governmental Authority investigation, review or approval process. Neither Party, nor any of its Subsidiaries, shall extend any waiting period under the HSR Act (by pull and refile or otherwise) or enter into any agreement with the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice or any other Governmental Authority not to consummate the transactions contemplated by this Agreement without the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed). Parent shall pay, or cause its Subsidiaries to pay, all filing fees required under any applicable Antitrust Law or any applicable Foreign Investment Law for the consummation of the Transaction. Other than in connection with obtaining the Consents and non-disapprovals described in Section 4.03 of the Company Disclosure Schedule or any other Filings required or requested (in writing) to be made by a Governmental Authority (in any such case, following discussions among such Governmental Authority, Parent, the Company and their respective Representatives, Parent shall not, and shall ensure its Subsidiaries shall not, make any Filings under any applicable Antitrust Law or any Foreign Investment Law with any Governmental Authority regarding the Transaction without the prior written consent of the Company (unless Parent is directed to make a filing under Foreign Investment Laws by the relevant Governmental Authority), such consent not to be unreasonably withheld, conditioned or delayed.

(d) Subject to Applicable Laws relating to the sharing of information and the terms and conditions of the Confidentiality Agreement, each of the Company and Parent shall, and each shall cause its Subsidiaries to, cooperate and consult with each other in connection with the making of all Filings and any communications with any Governmental Authority regarding the Transaction pursuant to this Section 8.02, and shall keep each other apprised on a current basis of the status of matters relating to the completion of the Transaction and the other transactions contemplated hereby, including: (i) (A) as far in advance as practicable, notifying the other party of, and providing the other party with an opportunity to consult with respect to, any Filing or communication or inquiry it or any of its Affiliates intends to make with any Governmental Authority (other than any routine Tax Returns filed with, or communication or inquiry relating to an immaterial amount of Taxes with, a Taxing Authority) or any communication or inquiry it or any of its Affiliates intends to make with any Third Party in connection therewith, relating to the matters that are the subject of this Agreement, (B) providing the other party and its counsel, prior to submitting any such Filing or making any such communication or inquiry, a reasonable opportunity to review, and considering in good faith the comments of the other party and such other party’s Representatives in connection with any such Filing, communication or inquiry, and (C) promptly following the submission of such Filing or making of such communication or inquiry, providing the other party with a copy of any such Filing (except in the case of the HSR Filing), communication or inquiry, if in written form, or, if in oral form, a summary of such communication or inquiry; (ii) as promptly as practicable following receipt, furnishing the other party with a copy of any Filing (except in the case of the HSR Filing) or written communication or inquiry, or, if in oral form, a summary of any such communication or inquiry, it or any of its Affiliates receives from any Governmental Authority (other than any routine Tax Returns filed with, or communication or inquiry relating to an immaterial amount of Taxes with, a Taxing Authority) or

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any communication or inquiry it receives from any Third Party in connection therewith, relating to matters that are the subject of this Agreement; and (iii) coordinating and reasonably cooperating with the other party in exchanging such information and providing such other assistance as the other party may reasonably request in connection with this Section 8.02. The Company, Parent or their respective Representatives shall notify and consult with the other party in advance of any meeting or conference (including by telephone or videoconference) with any Governmental Authority (other than any routine Tax Returns filed with, or communication or inquiry relating to an immaterial amount of Taxes with, a Taxing Authority), or any member of the staff of any such Governmental Authority, in respect of any Filing, Proceeding (including the settlement of any Proceeding) or other inquiry regarding the Transaction or any of the other transactions contemplated hereby and, to the extent not prohibited by such Governmental Authority, enable the other party to participate. Parent and the Company may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Agreement as “outside counsel only”. Such materials and the information contained therein shall be given only to the outside legal counsel and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Parent or the Company, as the case may be) or its legal counsel; provided, however, that materials provided pursuant to this Agreement may be redacted (i) to remove references concerning the valuation of or future plans for Parent or the Company, as applicable, or the Transaction, (ii) as necessary to comply with contractual obligations or Applicable Law and (iii) as necessary to address reasonable privilege concerns.

(e) In furtherance of the foregoing, Parent shall, and shall cause its Subsidiaries, to take any and all actions necessary, proper or advisable to cause the expiration or termination of any waiting periods under the HSR Act or any Foreign Antitrust Law or Foreign Investment Law applicable to the Transaction or the other transactions contemplated by this Agreement, and the receipt of all Consents under applicable Foreign Antitrust Laws or Foreign Investment Law in respect of the Transaction and the other transactions contemplated by this Agreement, and to eliminate each and every impediment under any Antitrust Law or Foreign Investment Law that is asserted by any Governmental Authority and permit and cause the satisfaction of the conditions set forth in Section 9.01(d) (to the extent related to any Antitrust Law or Foreign Investment Law) or Section 9.01(f) as promptly as reasonably practicable and in any event prior to the End Date, including proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, (i) the sale, license, assignment, transfer, divestiture, holding separate or other disposition of any assets, business or portion of business of Parent, the Company or any Subsidiary of either Parent or the Company or (ii) any conduct of business restrictions, including the imposition of any restriction, requirement or limitation on the operation of the business or portion of the business of Parent, the Company or any Subsidiary of either Parent or the Company; provided, however, that notwithstanding anything to the contrary in this Agreement, Parent nor any of its respective Affiliates shall be required to, and the Company shall not, and shall cause its Subsidiaries not to, without the prior written consent of Parent, become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement or order, whether of the type referred to in clause (i) or (ii) above or otherwise (A) relating to Parent or any of its Subsidiaries or any of their respective assets or businesses that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent and its Subsidiaries, taken as a whole, or (B) relating to the Company or any of its Subsidiaries or any of their respective assets or businesses that would

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reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and its Subsidiaries, taken as a whole; provided, further, that, if requested by Parent, the Company or its Subsidiaries will become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement or order; provided, further, that in no event will Parent, the Company or any of their respective Subsidiaries be required to effect any such requirement, condition, limitation, understanding, agreement or order that is not conditioned upon the Closing occurring.

Section 8.03 Employee Matters.

(a) From the Closing Date until the 12 month anniversary of the Closing Date (the “Benefits Continuation Period”), with respect to each individual who is employed by the Company and its Subsidiaries (including, for all purposes of this Section 8.03, persons indirectly employed by the Company or its Subsidiaries through a professional employer organization or employer of record) immediately prior to the Effective Time and who continues to be employed by the Company, Parent or any of their respective Subsidiaries immediately following the Effective Time (collectively, the “Continuing Employees”), while Continuing Employee continues to be employed by the Company, Parent or any of their Subsidiaries following the Effective Time, Parent shall, and shall cause its Subsidiaries to during the Benefits Continuation Period, provide to each Continuing Employee: (i) an annual base salary or wage rate that is not less than the annual base salary or wage rate provided to such Continuing Employee immediately prior to the Effective Time; (ii) a total annual incentive compensation target opportunity (including both cash and equity-based compensation components) that is not less, in the aggregate, than the total annual incentive compensation target opportunity provided to such Continuing Employee immediately prior to the Effective Time; (iii) severance benefits that are no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time; (iv) leave-related benefits that are no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time; and (v) other employee benefits (including retirement, employee health, AD&D and life insurance benefits) that are no less favorable in the aggregate to such benefits as provided to such Continuing Employee immediately prior to the Effective Time or as may be required to be provided to such Continuing Employee pursuant to Applicable Law. For the avoidance of doubt, this Section 8.03(a) shall not limit any obligations to any Continuing Employee under (A) any employment agreement entered into with such Continuing Employee, (B) any standard written terms of employment or engagement pursuant to which each group of employees, consultants or independent contractors of the Company and its Subsidiaries are employed or engaged that are applicable to such Continuing Employees and (C) the Company Retention Plan.

(b) With respect to any employee benefit plan in which any Continuing Employee first becomes eligible to participate on or after the Effective Time (the “New Company Plans”), Parent shall use commercially reasonable efforts to: (i) cause the waiver of all pre-existing condition exclusions and waiting periods with respect to participation and coverage requirements applicable to such Continuing Employee under any New Company Plan that is a health or welfare plan in which such Continuing Employee may be eligible to participate after the Effective Time to the extent satisfied or waived under a comparable Company Employee Plan, (ii) cause the recognition of service of Continuing Employees (to the extent credited by the Company or its Subsidiaries in any comparable Company Employee Plan) accrued prior to the Effective Time for

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all purposes under (but not for the purposes of benefit accrual under any defined benefit pension plan) any New Company Plan in which such Continuing Employees may be eligible to participate after the Effective Time, provided, however, that in no event shall any credit be given to the extent it would result in the duplication of benefits for the same period of service, and (iii) if applicable, cause to be credited, in any New Company Plan that is a health or welfare plan in which Continuing Employees participate, any deductibles or out-of-pocket expenses incurred by such Continuing Employee and such Continuing Employee’s beneficiaries and dependents during the portion of the calendar year in which such Continuing Employee first becomes eligible for the New Company Plan that occurs prior to such Continuing Employee’s commencement of participation in such New Company Plan with the objective that there be no double counting during the first year of eligibility of such deductibles or out-of-pocket expenses. For the avoidance of doubt, upon any transition to New Company Plans or Parent Employee Plans that provide for severance benefits that are based on service credit, Continuing Employees shall be credited with service accrued prior to the Effective Time for all relevant purposes under such plan(s).

(c) Effective as of no later than the day immediately preceding the Closing Date, the Company and its Subsidiaries shall terminate any and all Company Employee Plans intended to be qualified under Section 401(a) of the Code (each, a “Company 401(k) Plan”) and any and all Company Employee Plans that include group severance pay or benefits, unless Parent provides written notice to the Company that any such Company 401(k) Plan or other Company Employee Plan shall not be terminated. The Company shall provide Parent with evidence that all such Company 401(k) Plans and other Company Employee Plans have been terminated pursuant to resolutions of the board of directors (or similar body) of the Company or its applicable Subsidiary. The form and substance of such resolutions shall be subject to review and approval of Parent. The Company and its Subsidiaries also shall take such other actions in furtherance of terminating any such Company 401(k) Plans and other Company Employee Plans as Parent may require. If the distributions of assets from the trust of any Company 401(k) Plan that is terminated pursuant to this Section 8.03(c) are reasonably anticipated to cause or result in liquidation charges, surrender charges or other fees to be imposed upon the account of any participant or beneficiary of such Company 401(k) Plan or upon the Company or any participating employer, then the Company shall take such actions as are necessary to estimate the amount of such charges or other fees and provide its estimate of that amount in writing to Parent at least three Business Days prior to the Closing Date.

(d) Following the date of this Agreement, the Company shall adopt a severance and retention program as set out in Schedule 8.03(d) of the Company Disclosure Schedule (the “Company Retention Plan”).

(e) The Company shall, and shall cause its Subsidiaries to, reasonably cooperate with Parent regarding any analysis conducted by the Company or Parent with respect to Section 280G of the Code and provide such information as reasonably requested by Parent to analyze the impact of Section 280G of the Code, in each case, following the execution of this Agreement, with respect to the “change in ownership or control” (as such term is defined in Section 280G of the Code and the Treasury Regulations and related guidance thereunder) of the Company that occurs as a result of the transactions contemplated by this Agreement. Without limiting the foregoing, the Company shall provide Parent (for Parent’s review and comment) (A) a reasonable, good faith estimate of the maximum amount (if any) that could be paid to each such “disqualified

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individual” as a result of the Transaction and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) and (B) the “base amount” (as such term is defined in Section 280G(b)(3) of the Code) for each such “disqualified individual,” in each case calculated as of the date of this Agreement, and on or prior to the fifth Business Day prior to the Effective Time, the Company shall provide Parent with its final Section 280G of the Code analysis for Parent’s review and comment.

(f) Nothing contained in this Agreement is intended to be treated as an amendment to any Plan or any employee benefit plan or arrangement of the Company, Parent or any of their Affiliates, or to create any third-party beneficiary rights in any Person, any beneficiary or dependent thereof, or any collective bargaining representative thereof. Nothing contained herein, express or implied, shall (i) alter or limit the ability of the Company, Parent or any of their respective Affiliates to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them or (ii) create any rights to continued employment or service with the Company, Parent or any of their respective Affiliates or in any way limit the ability of the Company, Parent or any of their respective Affiliates to terminate the employment, engagement, appointment or service of any employee or other Person (including, for the avoidance of doubt, any Continuing Employee) at any time and for any reason.

Section 8.04 Public Announcements. The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release to be in the form agreed on by the Company and Parent prior to the execution of this Agreement. Following such initial press release, Parent and the Company shall consult with each other before issuing any additional press release, making any other public statement or scheduling any press conference, conference call or meeting with investors or analysts with respect to this Agreement or the transactions contemplated hereby and, except as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association, shall not issue any such press release, make any such other public statement or schedule any such press conference, conference call or meeting before such consultation (and, to the extent applicable, shall provide copies of any such press release, statement or agreement to the other Party and shall consider in good faith the comments of the other Party); provided, that the restrictions set forth in this Section 8.04 shall not apply to any release or public statement (a) in connection with an Acquisition Proposal, a Parent Acquisition Proposal, a Company Adverse Recommendation Change or a Parent Adverse Recommendation Change and any matters related thereto, (b) in connection with any dispute between the Parties regarding this Agreement, the Transaction or the other transactions contemplated hereby or (c) to the extent the information contained therein substantially reiterates (or is consistent with) previous releases, public disclosures or public statements made by the Company and/or Parent in compliance with this Section 8.04.

Section 8.05 Stock Exchange Delisting; Stock Exchange Listing.

(a) Each of the Company and Parent agrees to cooperate with the other Party in taking, or causing to be taken, all actions necessary to delist each Company ADS from the Nasdaq and terminate its registration under the 1934 Act; provided, that such delisting and termination shall not be effective until the Effective Time.

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(b) Parent shall take all necessary action to cause the shares of Parent Common Stock comprising the Share Deliverable to be listed on Nasdaq prior to the Effective Time.

Section 8.06 Switching.

(a) If, and only if, the Court declines or refuses to sanction the Scheme of Arrangement, at Parent’s election, the Parties shall cooperate to, as promptly as practicable thereafter, implement the Transaction by means of a takeover offer within the meaning of section 974 of the Companies Act (including any subsequent revision, variation, extension or renewal of such offer, the “Offer”), and not by means of the Scheme of Arrangement, and otherwise in accordance with the terms of this Agreement to the extent applicable to the Offer (including Article III, as if the Proxy Statement and the other Transaction Documentation were (to the extent applicable to the Offer) the documentation required by Applicable Law to effect the Offer, mutatis mutandis)

(b) If the Transaction is implemented by way of an Offer pursuant to and in accordance with clause (a) above:

(i) Parent shall (A) prepare the document to be dispatched to (amongst others) the Company Shareholders under which any Offer would be made (the “Offer Document”), (B) prepare and file with the SEC a registration statement on Form S-4 with respect to the Exchange Shares (the “Registration Statement”), and (C) use commercially reasonably efforts to cause the Offer Document and the Registration Statement to comply with the requirements of all relevant applicable securities laws and to cause the Registration Statement to become effective as promptly as practicable after it is filed with the SEC;

(ii) unless the Company shall have effected a Company Adverse Recommendation Change, the Company shall (A) cooperate with Parent to prepare the Offer Document, (B) prepare and file with the SEC concurrently with the commencement of the Offer a Solicitation/Recommendation Statement on Schedule 14D-9 pertaining to the Offer, which shall include the Company Board Recommendation, the form of which shall be a Transaction Document (the “Schedule 14D-9”) and (C) use commercially reasonably efforts to cause the Schedule 14D-9 to comply with the requirements of all relevant applicable securities laws;

(iii) Parent shall ensure that (A) the acceptance condition to the Offer shall be set at 90% of the Company Ordinary Shares to which the Offer relates (or such lesser percentage as the Company and Parent may agree), (B) the only conditions of the Offer shall be those set out in Article IX (the “Conditions”) (except to the extent any such Condition shall have already been satisfied or waived) and an additional condition that the Transaction Agreement has not then been terminated in accordance with its terms (with the Conditions set forth in Section 9.01(a) and Section 9.01(b) replaced with the acceptance condition specified in Section 8.06(b)(iii)), and (C) the Offer shall lapse if all such Conditions are not satisfied or waived at the earlier of the End Date or the date falling six months from the date of the Offer (as such term is defined in section 991(1) of the Companies Act); and

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(iv) each of the Offer Document, the Registration Statement and the Schedule 14D-9 shall be Transaction Documentation for purposes of this Agreement, and the representations and warranties of the Company and Parent contained in Section 4.07(h) and Section 5.10, respectively, and the covenants of the Parties set forth in Section 3.04 in respect of such documents and the information contained therein, shall apply (to the extent applicable to the Offer) to such Transaction Documentation mutatis mutandis.

(c) Unless the Company consents otherwise, Parent shall serve a notice under section 979 of the Companies Act to the holder of any shares to which the Offer relates which Parent has not acquired or unconditionally contracted to acquire, stating Parent’s desire to acquire those shares, as soon as reasonably practicable after Parent becomes entitled to do so under section 979 of the Companies Act and in any event within the time period specified by section 980(2)(b) of the Companies Act and in compliance with all other requirements of section 980 of the Companies Act.

(d) Parent may not elect to implement the Transaction by means of an Offer except as contemplated by this Agreement without the Company’s prior written consent.

Section 8.07 Tax Matters.

(a) The Company and Parent shall (and shall, in the case of the Company, procure that each of its Subsidiaries and its and their Representatives shall and, in the case of Parent, procure that each of its Subsidiaries and its and their respective Representatives shall) provide such assistance and information as such other Party may reasonably request in connection with any matters relating to Tax in respect of the transactions contemplated by this Agreement, including in respect of any Tax clearances or Consents that any such Party may consider necessary or desirable in connection with the transactions contemplated by this Agreement (including in connection with any UK stamp duty or stamp duty reserve Tax). The Company shall, as soon as reasonably practicable after the date hereof, apply for confirmation from HMRC that the Court Order is not subject to United Kingdom stamp duty or stamp duty reserve Tax and Parent shall provide any necessary undertakings required by HMRC as to the payment of stamp duty or stamp duty reserve Tax in connection with the Transaction. For the avoidance of doubt, failure to obtain such confirmation shall not constitute a breach of the Company’s obligations under this Agreement.

(b) The Parties shall treat the Transaction for U.S. federal tax purposes as a taxable exchange (the “Intended U.S. Tax Treatment”), file all Tax Returns in a manner consistent with the Intended U.S. Tax Treatment and take no position that is inconsistent with the Intended U.S. Tax Treatment unless otherwise required by a final “determination” (within the meaning of Section 1313(a) of the Code) or a change in Applicable Law after the date hereof.

Section 8.08 Transaction Litigation. Each Party shall promptly (and in any event, within 48 hours) notify the other Party of any shareholder demands or Proceedings (including derivative claims) commenced against it or its respective Subsidiaries and/or its or its Subsidiaries’ respective directors or officers relating to this Agreement or any of the transactions contemplated hereby (collectively, “Transaction Litigation”) and shall keep the other Party informed on a reasonably current basis regarding any Transaction Litigation (including by promptly furnishing to the other

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Party and its Representatives such information relating to such Transaction Litigation as may reasonably be requested by it and that would not reasonably be expected to result in the waiver of attorney client or other applicable legal privilege; provided, however, that each Party shall use its commercially reasonable efforts to provide an alternative means of disclosing or providing such information to the maximum extent that does not result in a loss of such legal privilege and in the event that such Party or any of its Subsidiaries does not provide access or information in reliance on this clause, such Party shall provide notice to the other Party that information is being withheld). Other than to the extent such Transaction Litigation relates to an Acquisition Proposal in respect of which one Party has adverse interests with respect to the other Party, such Party shall give the other Party the opportunity to consult with it regarding the defense and settlement of any Transaction Litigation, shall consider in good faith the other Party’s advice with respect to such Transaction Litigation and shall give the other Party’s the opportunity to participate (at such other Party’s expense) in (but not control) the defense and settlement of such Transaction Litigation. Prior to the Effective Time, neither Party nor any of its Subsidiaries shall settle or offer to settle any Transaction Litigation without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed).

Section 8.09 Securities Act Exemption. If the Transaction is to be effected by means of the Scheme of Arrangement, Parent shall take the actions required to be taken by it to cause the Exchange Shares to be issued in reliance on the exemption from the registration requirements of the 1933 Act provided by Section 3(a)(10) of the 1933 Act and in reliance on exemptions from registration under state “blue sky” or securities laws.

Article IX

CONDITIONS TO THE TRANSACTION

Section 9.01 Conditions to the Obligations of Each Party. The obligations of the Company and Parent to consummate the Transaction are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver) of the following conditions:

(a) the Company Shareholder Approvals shall have been obtained;

(b) the Scheme of Arrangement shall have been sanctioned by the Court;

(c) the Parent Stockholder Approval shall have been obtained;

(d) (i) no Order shall have been issued by any court or other Governmental Authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the consummation of the Transaction and (ii) no Applicable Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority that remains in effect and prohibits or makes illegal consummation of the Transaction;

(e) the Exchange Shares shall have been approved for listing on Nasdaq; and

(f) any applicable waiting period under the HSR Act shall have expired or been terminated and any agreement with a Governmental Authority not to consummate the Transaction shall have expired or been terminated and all applicable waiting periods or other Consent of any Governmental Authority set forth on Schedule 9.01(f) relating to the Transaction shall have expired, been terminated or been obtained, as applicable.

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Section 9.02 Conditions to the Obligations of Parent. The obligations of Parent to consummate the Transaction are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by Parent) of the following further conditions:

(a) The Company shall have performed, in all material respects, all of its obligations hereunder required to be performed by it at or prior to the Closing;

(b) (i) the representations and warranties of the Company contained in Section 4.01 (other than the third, fourth and sixth sentences therein), Section 4.02, Section 4.05(c) (other than the last sentence therein), Section 4.06(b), Section 4.25, Section 4.26 and Section 4.27 (A) in the case of any such representations and warranties that are qualified by materiality or Material Adverse Effect in the text thereof, shall be true and correct in all respects, and (B) in the case of any such representations and warranties that are not so qualified, shall be true and correct in all material respects, in the case of each of clauses (A) and (B), at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date); (ii) the representations and warranties of the Company contained in Section 4.05(a) shall be true and correct at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except for any de minimis inaccuracies, (iii) the representations and warranties of the Company contained in Section 4.09(b) shall be true and correct in all respects at and as of the Closing as if made at and as of the Closing; and (iv) the other representations and warranties of the Company contained in Article IV (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect) shall be true and correct at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(c) since the date of this Agreement, there shall not have occurred a Material Adverse Effect; and

(d) Parent shall have received a certificate from an executive officer of the Company confirming the satisfaction of the conditions set forth in Section 9.02(a) and Section 9.02(b).

Section 9.03 Conditions to the Obligations of Company. The obligation of the Company to consummate the Transaction is subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by the Company) of the following further conditions:

(a) Parent shall have performed, in all material respects, all of its obligations hereunder required to be performed by Parent at or prior to the Closing;

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(b) (i) the representations and warranties of Parent contained in Section 5.01 (other than the fourth and fifth sentences therein), Section 5.02, Section 5.05(b), Section 5.19 and Section 5.20 (A) in the case of any such representations and warranties that are qualified by materiality or Parent Material Adverse Effect in the text thereof, shall be true and correct in all respects, and (B) in the case of any such representations and warranties that are not so qualified, shall be true and correct in all material respects, in the case of each of clauses (A) and (B), at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), (ii) the representations and warranties of Parent contained in Section 5.08(b) shall be true and correct in all respects at and as of the Closing as if made at and as of the Closing; (iii) the representations and warranties of Parent contained in Section 5.05(a) shall be true and correct at and as of the Closing as if made at and as of the Closing (or if such representations and warranties are given as of another specific date, at and as of such date), except for any de minimis inaccuracies and (iv) the other representations and warranties of Parent contained in Article V (disregarding all qualifications and exceptions contained therein relating to materiality or Parent Material Adverse Effect) shall be true and correct at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;

(c) since the date of this Agreement, there shall not have occurred a Parent Material Adverse Effect; and

(d) the Company shall have received a certificate from an executive officer of Parent confirming, on behalf of Parent, the satisfaction of the conditions set forth in Section 9.03(a) and Section 9.03(b).

Article X

TERMINATION

Section 10.01 Termination. This Agreement may be terminated and the Transaction and the other transactions contemplated hereby may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Parent Stockholder Approval or the Company Shareholder Approvals):

(a) by mutual written agreement of the Company and Parent;

(b) by either the Company or Parent if:

(i) the Transaction has not been consummated on or before 11:59 p.m. Eastern time on August 8, 2025 (the “End Date”); provided, that (x) if the condition set forth in Section 9.01(b) is satisfied less than four Business Days before a date that would otherwise be the End Date, the End Date shall be automatically extended to the date that is four Business Days following such scheduled End Date and (y) the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any Party whose breach of any provision of this Agreement has been the proximate cause of the failure of the Transaction to be consummated by the End Date;

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(ii) a court or other Governmental Authority of competent jurisdiction shall have issued an Order that permanently enjoins, prevents or prohibits the consummation of the Transaction and such Order shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall not be available to any party whose breach of any provision of this Agreement has been the proximate cause of such Order;

(iii) the Scheme Meeting or the Company GM (including, in each case, any postponements or adjournments thereof) shall have been completed and any Company Shareholder Approval voted on at such meeting shall not have been obtained;

(iv) the Court declines or refuses to sanction the Scheme of Arrangement; provided that (x) if an appeal has been submitted by either Parent or the Company in respect of any such decline or refusal, the right to terminate the Agreement pursuant to this Section 10.01(b)(iv) may not be exercised until such appeal has been denied in a final determination and (y) no termination shall be permitted under this Section 10.01(b)(iv) if (A) Section 3.05(b) applies, until such time as Parent and the Company resolve that any such Scheme Technical Defect is not capable of being remedied or rectified, or (B) Parent is pursuing an Offer pursuant to Section 8.06; or

(v) the Parent Stockholder Meeting (including any postponements or adjournments thereof) shall have been completed and the Parent Stockholder Approval shall not have been obtained; or

(c) by Parent:

(i) if (A) a Company Adverse Recommendation Change shall have occurred, (B) following the commencement of a tender or exchange offer in respect of an Acquisition Proposal relating to Company Ordinary Shares or Company ADSs by a Third Party, or the public disclosure of any other Acquisition Proposal, the Company Board states that it recommends such Acquisition Proposal, or expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the 1934 Act) with respect to such Acquisition Proposal, or fails to publicly affirm the Company Board Recommendation and recommend that the holders of Company Ordinary Shares and Company ADSs reject such Acquisition Proposal within ten Business Days after the commencement of such tender or exchange offer in respect of such Acquisition Proposal pursuant to Rule 14d-9 promulgated under the Exchange Act (or, if earlier, five Business Days prior to the Scheme Meeting or the Company GM) or (C) a Willful Breach by the Company of Section 6.02 or Article III (in the case of Article III, solely to the extent such Willful Breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) shall have occurred;

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(ii) if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.02(a) or Section 9.02(b) not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by the Company within the earlier of (x) 30 days following written notice to the Company from Parent of such breach or failure to perform and (y) the End Date; provided, that this Agreement may not be terminated pursuant to this Section 10.01(c)(ii) if Parent is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach by Parent would cause any condition set forth in Section 9.03(a) or Section 9.03(b) not to be satisfied;

(iii) prior to the Parent Approval Time, if (A) the Parent Board shall have authorized the termination of this Agreement in accordance with the terms set forth in Section 7.02 in order to enter into a definitive agreement providing for a Parent Superior Proposal and (B) substantially concurrently with such termination, Parent enters into such definitive agreement; provided, that, at or prior to, and as a condition to the effectiveness of, such termination, Parent pays the Company (or its designee) the Parent Termination Payment pursuant to Section 10.03(b)(i); or

(d) by the Company:

(i) prior to the Parent Approval Time, if (A) a Parent Adverse Recommendation Change shall have occurred, (B) following the commencement of a tender or exchange offer in respect of a Parent Acquisition Proposal relating to Parent capital stock by a Third Party, or the public disclosure of any other Parent Acquisition Proposal, the Parent Board states that it recommends such Parent Acquisition Proposal or expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the 1934 Act) with respect to such Parent Acquisition Proposal, or fails to publicly affirm the Parent Board Recommendation and recommend that the holders of shares of Parent Common Stock reject such Parent Acquisition Proposal within ten Business Days after the commencement of such tender or exchange offer in respect of such Parent Acquisition Proposal pursuant to Rule 14d-9 promulgated under the Exchange Act (or, if earlier, five Business Days prior to the Parent Stockholder Meeting) or (C) a Willful Breach by Parent of Section 7.02 or Article III (in the case of Article III, solely to the extent such Willful Breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) shall have occurred;

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(ii) if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.03(a) or Section 9.03(b) not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by Parent within the earlier of (x) 30 days following written notice to Parent from the Company of such breach or failure to perform and (y) the End Date; provided, that this Agreement may not be terminated pursuant to this Section 10.01(d)(ii) if the Company is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach by the Company would cause any condition set forth in Section 9.02(a) or Section 9.02(b) not to be satisfied; or

(iii) prior to the Company Approval Time, if (A) the Company Board shall have authorized the termination of this Agreement in accordance with the terms set forth in Section 6.02 in order to enter into a definitive agreement providing for a Superior Proposal and (B) substantially concurrently with such termination, the Company enters into such definitive agreement; provided, that, at or prior to, and as a condition to the effectiveness of, such termination, the Company pays Parent (or its designee) the Company Termination Payment pursuant to Section 10.03(a).

The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give written notice of such termination to the other Party, which notice shall specify the relevant section and subsection of this Agreement pursuant to which such termination is made.

Section 10.02 Effect of Termination. If this Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability of any party (or any of its Affiliates or its or their respective shareholders, as applicable, or Representatives) to the other Party hereto, except as provided in Section 10.03; provided, that neither Parent nor the Company shall be released from any liabilities or damages arising out of any fraud with respect to the representations and warranties set forth in this Agreement or Willful Breach. The provisions of this Section 10.02, Section 10.03, Article XI (other than Section 11.12, except to the extent that Section 11.12 relates to the specific performance of the provisions of this Agreement that survive termination) and Annex A (to the extent related to the foregoing) shall survive any termination of this Agreement pursuant to Section 10.01. In addition, the termination of this Agreement shall not affect the respective obligations of the Company and Parent under the Confidentiality Agreement.

Section 10.03 Termination Payment.

(a) Termination Payment by the Company

(i) If this Agreement is terminated pursuant to (x) Section 10.01(b)(iv) (if the Company shall have communicated to the Court at the hearing to sanction the Scheme of Arrangement that the Company Board no longer supports the consummation of the Transaction or no longer wishes the Court to sanction the Scheme of Arrangement, or that the Company Board favors or approves of any Acquisition Proposal, or shall have made any other statement or communication to the Court to the effect of any of the foregoing), (y) Section 10.01(c)(i) or (z) Section 10.01(d)(iii) (or is terminated pursuant to another provision at a time that it is terminable pursuant to any such provision in the foregoing clauses (x)-(z)), or

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(ii) if this Agreement is terminated by Parent or the Company pursuant to Section 10.01(b)(iii) or Section 10.01(b)(iv); provided, in the case of this clause (ii), that (A) an Acquisition Proposal shall have been publicly announced or made publicly known after the date of this Agreement and shall not have been publicly withdrawn without qualification at least four Business Days prior to the Company GM and the Scheme Meeting, in the case of a termination pursuant to Section 10.01(b)(iii), or prior to such termination, in the case of a termination pursuant to Section 10.01(b)(iv), and (B) within 12 months of the date this Agreement is so terminated, (x) the Company enters into a definitive agreement providing for an Acquisition Proposal and the transaction contemplated thereby is subsequently consummated (regardless of whether such consummation occurs within such 12-month period), or (y) an Acquisition Proposal is consummated; provided, that for purposes of this Section 10.03(a)(ii), all references to “20%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”, then, in either the case of clause (i) or clause (ii) of this Section 10.03(a), the Company shall pay to Parent (or its designee), in cash, a payment in an amount equal to $6,880,000 (the “Company Termination Payment”) subject to adjustment under clause (f) below, (x) in the case of Section 10.03(a)(i), at or prior to, and as a condition to the effectiveness of, the termination of this Agreement in the case of a termination by the Company, or as promptly as practicable (and, in any event, within two Business Days following such termination) in the case of a termination by Parent and, (y) in the case of Section 10.03(a)(ii), at or prior to the first to occur of (1) the entry into a definitive agreement providing for an Acquisition Proposal referred to therein and (y) the consummation of an Acquisition Proposal referred to therein.

(b) Termination Payment by Parent

(i) If this Agreement is terminated pursuant to (x) Section 10.01(c)(iii) or (y) Section 10.01(d)(i) (or is terminated pursuant to another provision at a time that it is terminable pursuant to any such provision in the foregoing clauses (x) or(y)), or

(ii) if this Agreement is terminated by Parent or the Company pursuant to Section 10.01(b)(v); provided, in the case of this clause (ii), that (A) a Parent Acquisition Proposal shall have been publicly announced or made publicly known after the date of this Agreement and shall not have been publicly withdrawn without qualification at least four Business Days prior to the Parent Stockholder Meeting and (B) within 12 months of the date this Agreement is so terminated, (x) Parent enters into a definitive agreement providing for a Parent Acquisition Proposal and the transaction contemplated thereby is subsequently consummated (regardless of whether such consummation occurs within such 12-month period), or (y) a Parent Acquisition Proposal is consummated; provided, that for purposes of this Section 10.03(a)(ii), all references to “20%” in the definition of Parent Acquisition Proposal shall be deemed to be references to “50%”,

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then, in either the case of clause (i) or clause (ii) of this Section 10.03(b), Parent shall pay to the Company (or its designee), in cash, a payment in an amount equal to $58,770,000 (the “Parent Termination Payment”) subject to adjustment under clause (f) below, (x) in the case of Section 10.03(b)(i), at or prior to, and as a condition to the effectiveness of, the termination of this Agreement in the case of a termination by the Company, or as promptly as practicable (and, in any event, within two Business Days following such termination) in the case of a termination by Parent and (y) in the case of Section 10.03(b)(ii), at or prior to the first to occur of (1) the entry into a definitive agreement providing for a Parent Acquisition Proposal referred to therein and (y) the consummation of a Parent Acquisition Proposal referred to therein.

(c) Any payment of the Company Termination Payment or the Parent Termination Payment, as applicable, shall be made by wire transfer of immediately available funds (in U.S. dollars) to an account designated in writing by the receiving Party.

(d) The parties agree and understand that in no event shall the Company or Parent, as applicable, be required to pay the Company Termination Payment or the Parent Termination Payment, as applicable, on more than one occasion. The parties acknowledge that the agreements contained in this Section 10.03 are an integral part of the transactions contemplated hereby, that, without these agreements, the parties would not enter into this Agreement and that any amounts payable pursuant to this Section 10.03 do not constitute a penalty and that the Company or Parent, as applicable, will not be entitled to argue that the Company Termination Payment or the Parent Termination Payment, as applicable, is unenforceable or should be reduced in any manner. Accordingly, if the Company or Parent, as applicable, fails to promptly pay any Company Termination Payment or the Parent Termination Payment, as applicable, due pursuant to this Section 10.03, the Company or Parent, as applicable, shall also pay any reasonable and documented out-of-pocket costs and expenses (together with any irrecoverable VAT incurred thereon, and including reasonable and documented legal fees and expenses) incurred by Parent or the Company, as applicable, in connection with a legal action to enforce this Agreement that results in a judgment for such amount against the Company or Parent, as applicable. Any Company Termination Payment or the Parent Termination Payment not paid when due pursuant to this Section 10.03 shall bear interest from the date such amount is due until the date paid at a rate equal to the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment. Other than in the case of fraud with respect to the representations and warranties set forth in this Agreement or Willful Breach, the amounts payable by the Company or Parent, as applicable, pursuant to Section 10.03(a), together with any amounts payable pursuant to this Section 10.03(d), shall be the sole and exclusive monetary remedy of the Company and its Affiliates and Representatives or, as applicable, Parent and their Affiliates and Representatives, in the event of a termination of this Agreement in connection with which the Company Termination Payment or the Parent Termination Payment is payable by the Company or Parent, as applicable, pursuant to Section 10.03(a) and the Company Termination Payment or the Parent Termination Payment, as applicable, and any such additional amounts payable pursuant to this Section 10.03(d) are actually paid to the Company or Parent, as applicable, for any and all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform by the Company of its covenants and agreements hereunder.

(e) The Parties intend that any payment of any Company Termination Payment or Parent Termination Payment, being compensatory in nature, shall not be treated (in whole or in part) as consideration for a supply for the purposes of VAT and, accordingly, (i) the Parties shall, and shall procure that the representative member of any VAT group of which it is a member shall,

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use reasonable best efforts to secure that the Company Termination Payment or the Parent Termination Payment as applicable, will not be subject to any VAT and (ii) the Company or Parent, as applicable, shall pay the full amount of any Termination Payment free and clear of any deduction or adjustment pursuant to the following Section 10.03(f).

(f) If a Taxing Authority (or, following an appeal to a court or tribunal, such court or tribunal) finally determines that any payment of the Company Termination Payment or the Parent Termination Payment constitutes all or part of the consideration for a supply made for VAT purposes in respect of which either (A) the recipient of the sum (or the representative member of the VAT group of which the recipient of the sum is a member) is liable to account for VAT or (B) the Company or Parent, as applicable, (or the representative member of the VAT group of which it is a member) is liable to account for VAT under the reverse charge mechanism, then:

(i) in the case of Section 10.03(f)(A), to the extent that such VAT is recoverable by the Company or Parent, as applicable, (or the representative member of the VAT group of which it is a member) by way of repayment or credit as input tax, the amount of the sum shall be increased to such amount so that the amount of the sum (including any amount in respect of VAT), less the amount of such repayment or credit in respect of input tax, equals the amount of the sum had no such VAT arisen; and

(ii) in the case of Section 10.03(f)(B), to the extent that any VAT chargeable on the supply is not recoverable by the Company or Parent, as applicable, (or the representative member of the VAT group of which it is a member) by way of repayment or credit as input tax, the amount of the sum shall be reduced to such amount so that the aggregate of the sum (as so reduced) and such irrecoverable reverse charge VAT equals the amount of the sum had no such irrecoverable reverse charge VAT arisen.

(g) Any adjusting payment as may be required between the parties to give effect to Section 10.03(f) shall be made five Business Days after the date on which the determination by the Taxing Authority (or court or tribunal, as the case may be) has been communicated to the Party required to make the adjusting payment pursuant to Section 10.03(f) (together with such evidence of it as it is reasonable in the circumstances to provide and, where Section 10.03(f)(A) applies, together with the provision of a valid VAT invoice) or, if later, five Business Days (y) in the case of Section 10.03(f)(A) after the date on which the VAT is recovered or (z) in the case of Section 10.03(f)(B) before the date on which the irrecoverable VAT is required to be accounted for (taking into account any applicable extensions of time), provided that in the case of Section 10.03(f)(B) the party making the adjusting payment has been given not less than 15 Business Days prior written notice of such date. The Party liable to account for any VAT shall (or shall procure that the representative member of the VAT group of which such party is a member shall) use its reasonable best efforts to obtain any available repayment or credit in respect of VAT (as referred to in this Section 10.03(g)) and for the purposes of this Section 10.03(g) the extent of such repayment or credit shall be determined by such party, acting reasonably.

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Article XI

MISCELLANEOUS

Section 11.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing sent via email and shall be given,

If to the Company, to:

Exscientia plc

The Schrödinger Building

Heatley Road

Oxford Science Park

Oxford, OX4 4GE

Attention:  Executive Vice President, Legal

Email:     [redacted]

with a copy to (which shall not constitute notice):

Allen Overy Shearman Sterling LLP

One Bishops Square

London, E1 6AD

Attention:  Matthew Appleton

 Nick Withers

Email:     matthew.appleton@aoshearman.com

 nick.withers@aoshearman.com

and

Allen Overy Shearman Sterling US LLP

599 Lexington Avenue

New York, NY 10022

Attention:  Clare O’Brien

 Christopher Glenn

Email:     cobrien@aoshearman.com

 christopher.glenn@aoshearman.com

If to Parent or, following the Closing, the Company, to:

Recursion Pharmaceuticals, Inc.

41 S. Rio Grande Street

Salt Lake City, UT 84101

Attention:  Nathan B. Hatfield

Email:     [redacted]

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with a copy to (which shall not constitute notice):

Wilson Sonsini Goodrich & Rosati, Professional Corporation

701 Fifth Avenue, Suite 5100

Seattle, WA 98104

Attention:  Patrick Schultheis; Robert T. Ishii; Remi P. Korenblit; Brendan Ripley Mahan

Email:     PSchultheis@wsgr.com; RIshii@wsgr.com; RKorenblit@wsgr.com;

BMahan@wsgr.com

and with a copy to (which shall not constitute notice):

Clifford Chance LLP

10 Upper Bank Street

London, E14 5JJ

Attention:  David Pudge; Katherine Moir

Email:     David.Pudge@CliffordChance.com; Katherine.Moir@CliffordChance.com

or to such other email address as such party may hereafter specify for the purpose by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of dispatch by the sender thereof (to the extent that no “bounce back”, “out of office” or similar message indicating non-delivery is received with respect thereto), in each case to the required recipient as set forth above, if such dispatch is made by 5:00 p.m. New York City time on a Business Day or, if made after 5:00 p.m. New York City time on a Business Day, such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.

Section 11.02 Survival. The representations, warranties, covenants and agreements contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except for any covenant or agreement that by its terms is to be performed in whole or in part after the Effective Time.

Section 11.03 Amendments and Waivers.

(a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, that (x) after the Company Shareholder Approvals have been obtained, there shall be no amendment or waiver that would require the further approval of the Company Shareholders under Applicable Law without such approval having first been obtained and (y) after the Parent Stockholder Approval have been obtained, there shall be no amendment or waiver that would require the further approval of the Parent Stockholders under Applicable Law without such approval having first been obtained.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

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Section 11.04 Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, except (i) all United Kingdom stamp duty and stamp duty reserve Tax and any other similar Taxes incurred in connection with the transfer of the Scheme Shares pursuant to this Agreement (“Transfer Taxes”) shall be paid by Parent, and Parent shall, at its own expense, file all necessary documentation with respect to all such Transfer Taxes; and (ii) in the event Closing has not occurred because the condition set forth in Section 9.01(f) or the condition set forth in Section 9.01(d) (solely in respect of the Antitrust Laws) has not been satisfied, Parent shall reimburse the Company (by wire transfer of immediately available funds to a bank account designated by the Company in writing) for the reasonable and documented out-of-pocket fees, costs and expenses incurred by the Company or any of its Subsidiaries in connection with the Company’s defense of any enforcement action brought by a Governmental Authority under the Antitrust Laws relating to this Transaction, to the extent incurred after the commencement of such enforcement action, which reimbursement shall be made within five Business Days of submission by the Company to Parent of a request therefor.

Section 11.05 Third-Party Beneficiaries; Benefit; Assignment.

(a) Except (i) as provided in Section 7.03, (ii) for the rights of the Scheme Shareholders to receive the Exchange Shares and any payment of cash in lieu of fractional Exchange Shares (following the Effective Time) in accordance with the terms of this Agreement (of which the Scheme Shareholders are the intended beneficiaries following the Effective Time), (iii) if, following a Willful Breach of this Agreement by Parent, a court of competent jurisdiction has declined to grant specific performance in favor of the Company and has instead granted an award of damages, then, the Company may enforce such award on behalf of Company Shareholders, and (iv) if Parent Willfully Breaches this Agreement, then, subject to Section 10.03(d), following the termination of this Agreement, the Company may seek damages on behalf of Company Shareholders, which, in each case, Parent acknowledges and agrees may include damages based on lost premium to the extent permitted by Delaware law, nothing in this Agreement or in the Confidentiality Agreement, express or implied, is intended to confer upon any Person other than the Parties any rights or remedies hereunder or thereunder.

(b) Neither Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, except that (i) prior to the Closing, Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to Parent or any wholly owned Subsidiary of Parent and (ii) after the Closing, Parent may each transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to any other Person; provided, that, in any such case of clause (i) and (ii), such transfer or assignment by Parent (A) shall not relieve Parent of its obligations hereunder, (B) otherwise alter, expand or change any obligation of any other Party hereto or (C) delay the consummation of the Transaction or any of the other transactions contemplated hereby or otherwise have non-de minimis adverse Tax consequences to the Company Shareholders.

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Section 11.06 Governing Law. This Agreement, and all disputes, claims, actions, suits or proceedings based upon, arising out of or related to this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules or principles that would result in the application of the law of any other state or jurisdiction; provided, however, that (a) the Scheme of Arrangement and (b) the interpretation of the duties of directors of the Company shall in each case of the foregoing clauses (a)-(b) be governed by, and construed in accordance with, the laws of England and Wales.

Section 11.07 Jurisdiction/Venue. Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably and unconditionally submits with regard to any such action or proceeding for itself and in respect of its property to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by Applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby consents to the service of process in accordance with Section 11.01 in any action relating to this Agreement or any of the transactions contemplated by this Agreement; provided, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law. Notwithstanding the foregoing in this Section 11.07, the Scheme of Arrangement shall be subject to the jurisdiction of the Court and any appellate courts therefrom, and not that of the above named courts.

Section 11.08 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTION OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.08.

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Section 11.09 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, including by facsimile, by email with .pdf attachments, or by other electronic signatures (including, DocuSign and AdobeSign), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect, and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 11.10 Entire Agreement. This Agreement and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter thereof.

Section 11.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 11.12 Specific Performance. The parties’ rights in this Section 11.12 are an integral part of the transactions contemplated by this Agreement. The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any breach of any of the provisions of this Agreement or (b) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement (this being in addition to any other remedy to which they are entitled under this Agreement or under Applicable Law), without proof of actual damages, and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. Nothing contained in this Section 11.12 shall require any party to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 11.12 before exercising any termination right under Section 10.01 (or pursuing the Company Termination Payment, the Parent Termination Payment

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or damages), nor shall the commencement of any Proceeding pursuant to this Section 11.12 or anything contained in this Section 11.12 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 10.01 or pursue any other remedies under this Agreement that may be available then or thereafter.

Section 11.13 Interpretation. The following rules of interpretation shall apply to this Agreement: (i) the words “hereof”, “hereby”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the table of contents and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof; (iii) references to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified; (iv) all Exhibits and schedules annexed to this Agreement or referred to in this Agreement, including the Company Disclosure Schedule and the Parent Disclosure Schedule, are incorporated in and made a part of this Agreement as if set forth in full in this Agreement; (v) any capitalized term used in any Exhibit or schedules annexed to this Agreement, including the Company Disclosure Schedule or the Parent Disclosure Schedule, but not otherwise defined therein shall have the meaning set forth in this Agreement; (vi) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders; (vii) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import; (viii) “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (ix) references to any Applicable Law shall be deemed to refer to such Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder; (x) references to any Person include the successors and permitted assigns of that Person; (xi) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (xii) references to “dollars” and “$” means U.S. dollars; (xiii) the term “made available” and words of similar import mean that the relevant documents, instruments or materials were (A) with respect to Parent, posted and made available to Parent on the applicable due diligence data site (or in any “clean room” or as otherwise provided on an “outside counsel only” basis) with access provided to Parent and its Representatives, or, with respect to the Company, posted or made available to the Company on the applicable due diligence data site (or in any “clean room” or as otherwise provided on an “outside counsel only” basis) with access provided to the Company and its Representatives, as applicable, in each case, prior to the execution and delivery of this Agreement; (B) provided via email or in person prior to the execution and delivery of this Agreement (including materials provided to outside counsel); or (C) filed or furnished to the SEC prior to the date of this Agreement; (xiv) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if”; (xv) the parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement, (xvi) references to the Company Shareholders or other holders of Company Ordinary Shares shall be deemed to include holders of any Company ADS unless the context otherwise requires (it being understood, for the avoidance of doubt, that Company ADSs are not themselves being acquired under the Scheme of Arrangement and do not constitute Scheme Shares); and (xvii) the terms “or”, “any” and “either” are not exclusive.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PARENT

By:	/s/ Christopher Gibson
Name:	Christopher Gibson
Title:	Chief Executivce Officer

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

COMPANY

By:	/s/ David Hallett
Name:	David Hallett
Title:	Interim Chief Executive Officer

[Signature Page to Transaction Agreement]

Annex A

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“1933 Act” means the U.S. Securities Act of 1933, as amended.

“1934 Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Acquisition Proposal” means any indication of interest, proposal or offer from any Person (or Persons acting in concert) or Group, other than any member of the Parent Group, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of the Company or any of its Subsidiaries (including securities of Subsidiaries) equal to 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole, or to which 20% or more of the revenues of the Company and its Subsidiaries, taken as a whole, on a consolidated basis are attributable at such time, (ii) direct or indirect acquisition (whether by issuance or transfer and whether in a single transaction or a series of related transactions) of 20% or more of the outstanding voting or equity securities of the Company, including Company ADSs (whether by voting power or number of shares), (iii) takeover offer, tender offer or exchange offer that, if consummated, would result in such Person or Group beneficially owning 20% or more of the outstanding voting or equity securities of the Company, including Company ADSs (whether by voting power or number of shares), or (iv) merger, consolidation, share exchange, scheme of arrangement, business combination, joint venture, reorganization, recapitalization, liquidation, dissolution or similar transaction or series of related transactions involving the Company or any of its Subsidiaries pursuant to which persons other than the shareholders of the Company immediately preceding such transaction would hold 20% or more of the voting or equity securities in the Company (including Company ADSs) or, as applicable, in such surviving, resulting or ultimate parent entity as a result of such transaction (in each case whether by voting power or number of shares).

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

“AI Technology” means any artificial intelligence, machine learning, computer vision, and deep learning technologies, including, but not limited to (i) any and all generative AI and non-generative or analytical AI systems; (ii) algorithms, software, or systems that make use of supervised learning, unsupervised learning, or reinforcement learning techniques, and (iii) proprietary embodied AI and hardware or equipment upon which the artificial intelligence, machine learning, computer vision, natural language processing, and deep learning algorithms, software, or systems execute.

“Antitrust Laws” means the Sherman Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, the HSR Act and all other federal, state and foreign Applicable Laws in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade.

“Applicable Law(s)” means, with respect to any Person, any federal, state, foreign national or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding on or applicable to such Person, as the same may be amended from time to time unless expressly specified otherwise in this Agreement. References to “Applicable Law” or “Applicable Laws” shall be deemed to include the FDCA, the rules, regulations and administrative policies of or promulgated under the FDA, the PHSA, the EMA, the Bribery Legislation, the Sanctions Laws, the Antitrust Laws and the Foreign Investment Laws.

“Balance Sheet Date” means December 31, 2023.

“Bribery Legislation” means all Applicable Laws relating to the prevention of bribery, corruption and money laundering, including the FCPA, the Organization For Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation, the United Kingdom Bribery Act 2010 and the United Kingdom Proceeds of Crime Act 2002.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, Salt Lake City, Utah, or London, England are authorized or required by Applicable Law to close.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Companies Act” means the United Kingdom Companies Act 2006 and any statutory instruments made under it, and every statutory modification or re-enactment thereof for the time being in force.

“Company ADS” means an American depositary share representing, as of the date hereof, a beneficial ownership interest in one Company Ordinary Share on deposit with the Depositary (or a Depositary Custodian under the Deposit Agreement), subject to the terms and conditions of the Deposit Agreement.

“Company AI Component” means any component of the Company Platform that employs, provides, or makes use of any AI Technology.

“Company Balance Sheet” means the audited consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2023, and the footnotes to such consolidated balance sheet, in each case set forth in the Company’s report on Form 20-F for the fiscal year ended December 31, 2023.

“Company Disclosure Schedule” means the Company Disclosure Schedule delivered to Parent on the date of this Agreement.

“Company External Drug Product Candidates” means all small molecule or biologics product candidates currently under development by the Company or its Subsidiaries, with respect to which Company has granted exclusive rights to develop and commercialize to a Third Party.

“Company Internal Drug Product Candidates” means all small molecule or biologics product candidates currently under development by the Company or its Subsidiaries, excluding any Company External Drug Product Candidates.

“Company Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not such plan is sponsored or maintained in the United States or is subject to ERISA, (ii) compensation, employment, consulting, redundancy, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program, policy or customary practice or (iii) other plan, agreement, arrangement, practice, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits, post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), or any other benefits or compensation of any kind, in each case whether or not written (A) that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its ERISA Affiliates for the benefit of any director, officer, employee, worker or consultant (including any former director, officer, employee, worker or consultant) of the Company or any of its Subsidiaries or (B) for which the Company or any of its Subsidiaries has any direct or indirect liability and, in each case, other than any arrangement sponsored or maintained by a Governmental Authority, to which contributions are required by Applicable Law, including written terms of appointment or employment. Notwithstanding the foregoing, a plan, policy or arrangement sponsored or maintained by a professional employer organization or an employer of record organization shall not be a Company Employee Plan.

“Company GM” means the general meeting of Company Shareholders (and any adjournment, postponement or reconvening thereof) to be convened in connection with the Scheme of Arrangement in order to vote on the Company Shareholder Resolution, expected to be held as soon as the preceding Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned, postponed or reconvened, the Company GM shall be correspondingly adjourned or postponed).

“Company Intellectual Property” means (i) the Intellectual Property Rights owned (or purported to be owned) by the Company or any of its Subsidiaries (alone or together with any other party) (“Company Owned IP”) and (ii) any and all Intellectual Property Rights owned by a Third Party and licensed (including sublicensed) to the Company or any of its Subsidiaries, or to which the Company or any of its Subsidiaries has otherwise been granted rights.

“Company Ordinary Shares” means the ordinary shares in the capital of the Company, each with a nominal value £0.0005 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary (or a Depositary Custodian) under the Deposit Agreement and underlying the Company ADSs).

“Company Platform” means the proprietary coding, software, mathematical or probabilistic models that predict the likelihood of compounds being active against a specified biological target or having a particular ADMET parameter, automated design algorithms, evolutionary design algorithms, active learning algorithms, an integrated structural database, and structure-based design programs, in each case, existing as of the Effective Time and which comprise the Company and its Subsidiaries’ artificial intelligence-based drug discovery platform.

“Company RSU” means a restricted stock unit representing the right to receive Company Ordinary Shares or Company ADSs granted under Company Stock Plans.

“Company Share Option” means any option to acquire Company Ordinary Shares or Company ADSs granted under the Company Stock Plans (including, for the avoidance of doubt, market priced options and RSU-style or nil-priced options), whether subject to time-vesting or performance-vesting conditions or a combination thereof.

“Company Shareholder” means a holder of Company Ordinary Shares from time to time (being, for the avoidance of doubt, a registered holder of Company Ordinary Shares as shown from time to time on the Company’s register of members).

“Company Shareholder Approvals” means the approval of the Company Shareholder Resolution by the Company shareholders, which shall consist of the following: (i) the approval at the Scheme Meeting of the Scheme of Arrangement by a majority in number of the Scheme Shareholders present and voting, either in person or by proxy, representing not less than three-fourths (75%) in value of Scheme Shares held by those Scheme Shareholders and (ii) the passing of the Company Shareholder Resolution (as set out in the notice of the Company GM) by the requisite majorities present and voting either in person or by proxy at the Company GM.

“Company Shareholder Meetings” means the Scheme Meeting and the Company GM.

“Company Shareholder Resolution” means the special resolution to (A) authorize the directors of the Company (or a duly authorized committee of the directors) to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; (B) amend the Company Organizational Document and approve such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement, (C) the direct the Company Board to deliver the Court Order to Registrar of Companies in England and Wales if the Court Sanction is obtained, and (D) direct the Company Board that it need not undertake a Company Adverse Recommendation Change in connection a Superior Proposal or cause the Company to terminate this Agreement in order to enter into a definitive agreement relating to a Superior Proposal following the time at which the Company Shareholder Approvals are obtained substantially in the form set out in Annex C with or subject to any modification or addition which Parent and the Company may mutually agree.

“Company Source Code” means any Source Code for any Company AI Component or the Company Platform.

“Company Stock Plans” means any Company Employee Plan providing for equity or equity-based compensation, including the Company 2021 Equity Incentive Plan, the Company Share Option Plan, the Company Enterprise Management Incentive Plan and the Company Unapproved Share Option Plan, each as amended from time to time.

“Confidentiality Agreement” means the non-disclosure letter agreement dated as of June 27, 2024, between Parent and the Company.

“Consent” means any consent, approval, waiver, license, permit, variance, certificate, registration, exemption, franchise, clearance, authorization, acknowledgment, Order or other confirmation.

“Contaminants” means any “back door”, “drop dead device”, “time bomb”, “Trojan horse”, “virus” or “worm” (as such terms are commonly understood in the software industry) or any other code, software routines or hardware components designed or intended to have or capable of performing any of the following functions: disabling mechanisms or protection features which are designed to disrupt, disable, harm or otherwise impede in any manner the operation of, or provide unauthorized access to, a computer system or network or other device on which software is stored or installed or damage or destroy any data or file without the user’s consent.

“Continuing Service Provider” means any individual who is providing services (whether as a director, officer, employee, or consultant) to the Company or any of its Subsidiaries immediately prior to the Effective Time and who continues to provide services to the Company, Parent, or any of their respective Subsidiaries immediately following the Effective Time.

“Contract” means any contract, agreement, obligation, understanding or instrument, lease, license, concession, franchise, note, option, bond, mortgage, indenture, trust document, loan, insurance policy or other legally binding commitment or undertaking of any nature; provided, that “Contracts” shall not include any Company Employee Plan or any Parent Employee Plan.

“Court” means the High Court of Justice of England and Wales.

“Court Order” means the order of the Court sanctioning the Scheme of Arrangement under section 899(1) of the Companies Act.

“Court Sanction” means the sanction of the Scheme of Arrangement by the Court without modification or with modification on terms reasonably acceptable to Parent and the Company.

“Court Sanction Hearing” means the Court hearing to sanction the Scheme of Arrangement.

“CSOP Option” means a Company Share Option which is intended to satisfy the requirements of Schedule 4, ITEPA.

“Deposit Agreement” means the deposit agreement dated as of October 5, 2021, by and among the Company, the Depositary and all holders and beneficial owners of Company ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time.

“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” (as such term is defined in the Deposit Agreement).

“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of members of the Company) is the Depositary or a Depositary Custodian holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement.

“DR Nominee” means such company falling within Section 67(6) and Section 93(3) of the United Kingdom Finance Act 1986 as Parent may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to the Scheme of Arrangement.

“EMI Option” means a Company Share Option which is intended to satisfy the requirements of Schedule 5, ITEPA.

“Environmental Law” means any Applicable Law (a) regulating or relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or the health of persons, including protection of the health and safety of employees (as such relates to exposure to hazardous or toxic substances or wastes) or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, Release or disposal of toxic or hazardous substances or wastes or (b) imposing liability or responsibility with respect to any of the foregoing, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), or any other law of similar effect.

“Environmental Permits” means all permits, licenses, franchises, variances, exemptions, orders, certificates, approvals and other similar authorizations of Governmental Authorities required by Environmental Law of the Company or any of its Subsidiaries for the operation of its respective businesses.

“Equity Securities” means, with respect to any Person, (i) any shares in the share capital or other equity securities of, or other membership, partnership or other ownership interest in, such Person, including American depositary shares, (ii) any securities of such Person convertible into or exchangeable for shares in the share capital or other equity securities of, or other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries, (iii) any warrants, calls, options or other rights to acquire from such Person, or other obligations of such Person to issue, any share capital or other equity securities of, or other membership, partnership or other ownership interests in, or securities convertible into or exchangeable for share capital or other equity securities of, or other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries, or (iv) any restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of such Person that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any share capital or other equity securities of, other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to any entity, any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

“Exchange Shares” means the shares of Parent Common Stock to be delivered to the Scheme Shareholders pursuant to the Transaction.

“FCA” means the United Kingdom Financial Conduct Authority.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Filing” means any registration, petition, statement, application, schedule, form, declaration, notice, notification, report, submission or other filing, including, without limitation, any filing made under Foreign Investment Laws.

“Foreign Investment Law” means any Applicable Law that are designed to prohibit, restrict or regulate foreign investment.

“FRC” means the United Kingdom Financial Reporting Council.

“GAAP” means United States generally accepted accounting principles.

“Governmental Authority” means any national, transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency, commission or official, including any political subdivision thereof, or any non-governmental self-regulatory agency, commission or authority and any arbitral tribunal.

“Group” means a “group” as defined in Section 13(d) of the 1934 Act.

“Hazardous Substance” means any substance, material or waste that is listed, defined, designated or classified or that is otherwise regulated by any Governmental Authority with jurisdiction over the environment as hazardous, toxic, radioactive, dangerous, harmful or a “pollutant” or “contaminant” or words of similar meaning under any Environmental Law, including petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde, foam insulation or polychlorinated biphenyls.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“IFRS” means International Financial Reporting Standards.

“Indebtedness” means, with respect to any Person, (a) all obligations for borrowed money, whether current, short-term or long-term and whether secured or unsecured; (b) all obligations evidenced by bonds, debentures, notes or similar instruments, including any lability in respect of mandatorily redeemable or purchasable capital stock or securities convertible into capital stock; (c) all indebtedness of others secured by any Lien on owned or acquired property, whether or not the indebtedness secured thereby has been assumed; (d) all finance and capital lease obligations and all synthetic lease obligations; (e) all obligations, contingent or otherwise, of such Person as an account party in respect of financial guaranties, letters of credit, letters of guaranty, surety bonds and other similar instruments whether or not drawn; (f) all obligations under securitization transactions; (g) all obligations representing the deferred and unpaid purchase price of property (other than trade payables incurred in the ordinary course of business); (h) all obligations, contingent or otherwise, in respect of bankers’ acceptances, whether or not drawn; (i) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination); and (j) guarantees in respect of Indebtedness described in clauses (a) through (i), including guarantees of another person’s Indebtedness or any obligation of another person which is secured by assets of the Company or any of its Subsidiaries.

“Intellectual Property Rights” means any and all common law or statutory rights anywhere in the world arising under or associated with: (i) patents, patent applications, statutory invention registrations, registered designs, and similar or equivalent rights in inventions (“Patents”); (ii) non-public information, know-how, inventions, discoveries, creations, specifications, instructions, processes, formulae, methods, protocols, techniques, designs, expertise, results, strategies, compositions, formulations, practices, procedures, processes, methods, knowledge, technology, techniques, drawings, laboratory notebooks and regulatory documentation and submissions, (iii) trademarks, service marks, trade dress, trade names, logos, and other designations or indicia of origin (“Marks”); (iv) domain names, uniform resource locators, social media handles, and other names, identifiers, and locators associated with Internet addresses, sites, and services (“Internet Properties”); (v) copyrights and any other equivalent rights in works of authorship (whether or not registerable, including rights in software as a work of authorship) (“Copyrights”); (vi) trade secrets and industrial secret rights in confidential or proprietary business or technical information, including know-how, formulations, formulae, technical, research, clinical and other data, in each case, that derives independent economic value, whether actual or potential, from not being known to other Persons (“Trade Secrets”); (vii) all rights in data, data collections and databases and documentation related thereto; (viii) all moral and economic rights of authors and inventors, however denominated, throughout the world; (ix) rights in, arising out of, or associated with a person’s name, voice, signature, photograph or likeness, including rights of personality, privacy and publicity; (x) applications for, registrations of, and divisions, continuations, continuations-in-part, provisionals and extensions thereof, continuing prosecution applications, counterparts, substitutions, re-examinations, reissuances, renewals, extensions, restorations and reversions of the foregoing clauses (i) through (ix) above; and (xi) all other similar or equivalent intellectual property or proprietary rights now known or hereafter recognized anywhere in the world, including the right to enforce and recover damages for the infringement or misappropriation of any of the foregoing.

“Intervening Event” means any event, change, development or occurrence that is material to the Company and its Subsidiaries (taken as a whole) that (i) was not known or reasonably foreseeable to the Company Board as of or prior to the date of this Agreement and (ii) does not relate to or involve (A) any Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (B) any event, change, development or occurrence relating to or concerning Parent or any of its Affiliates, or (C) any change, in and of itself, in the market price or trading volume of the Company ADSs or shares of Parent Common Stock (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of Intervening Event may be taken into account in determining whether there has been, or would reasonably be expected to be, an Intervening Event).

“knowledge” means (i) with respect to the Company, the knowledge of those individuals set forth in Section 1.01(a) of the Company Disclosure Schedule and (ii) with respect to Parent, the knowledge of those individuals set forth in Section 1.01(a) of the Parent Disclosure Schedule, in each case, after reasonable inquiry to the direct report of such individual with primary responsibility for the relevant matter.

“Lien” means, with respect to any share, security, property or asset (as applicable), any mortgage, lien, pledge, charge, security interest, hypothecation, right of preemption, right of first refusal, contract for sale, easement, right of way, encroachment, occupancy right, community property interest or restriction of any nature or other encumbrance, whether voluntarily incurred or arising by operation of Applicable Law.

“Material Adverse Effect” means any event, change, effect, circumstance, fact, development or occurrence that has a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole; provided, that no event, change, effect, circumstance, fact, development or occurrence to the extent resulting from, arising out of, or relating to any of the following shall be deemed to constitute a Material Adverse Effect or shall be taken into account in determining whether there has been or would reasonably be expected to be a Material Adverse Effect: (i) any changes in general United States or global economic conditions or other general business, financial or market conditions, (ii) any changes in conditions generally affecting the industry in which the Company or any of its Subsidiaries operate, (iii) fluctuations in the value of any currency, (iv) any decline, in and of itself, in the market price or trading volume of the Company ADSs (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect), (v) regulatory, legislative or political conditions or conditions in securities, credit, financial, debt or other capital markets, in each case in the United States or any foreign country, (vi) any failure, in and of itself, by the Company or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect), (vii) the execution and delivery of this Agreement, the public announcement or the pendency of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement (including the Transaction), the taking of any action required by this Agreement (other than, to the extent not excluded by another clause of this definition, the Company’s compliance with its obligations pursuant to Section 6.01, except to the extent that Parent has unreasonably withheld a consent under Section 6.01), or the identity of, or any facts or circumstances relating to, Parent or any of its Subsidiaries, including the impact of any of the foregoing on the relationships, contractual or otherwise, of the Company or any of its Subsidiaries with Governmental Authorities, customers, suppliers, partners, officers, employees or other material business relations (provided that this clause (vii) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated by this Agreement (including the representations and warranties in Section 4.01, 4.03 and 4.04) or with respect to the condition to Closing contained in Section 9.02(b), to the extent it relates to such representations and warranties), (viii) any adoption, implementation, promulgation, repeal, modification, amendment, authoritative interpretation, change or proposal of any Applicable Law of or by any Governmental Authority or any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations, (ix) any changes or prospective changes in IFRS (or authoritative interpretations thereof), (x) geopolitical conditions, the outbreak or escalation of hostilities, civil or political unrest, any acts of war, sabotage, cyberattack or terrorism, or any escalation or worsening of the foregoing, (xi) any epidemic, pandemic or other outbreak of illness or public health event, any hurricane, earthquake, flood, calamity or other natural disasters, acts of God or any change resulting from weather conditions (or any worsening of any of the foregoing) or (xii) any claims, actions, suits or proceedings arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this Agreement or the transactions contemplated hereby (including the Transaction), except that the matters referred to in clauses (i), (ii), (iii), (v), (viii), (ix), (x) or (xi) may be taken into account (to the extent not excluded by another clause of this definition) to the extent that the impact of any such event, change, effect, circumstance, fact, development or occurrence on the Company and its Subsidiaries, taken as a whole, is disproportionately adverse relative to the impact of such event, change, effect, circumstance, fact, development or occurrence on companies operating in the industry in which the Company and its Subsidiaries operate, and then solely to the extent of such disproportionality.

“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any other license that requires the distribution of Source Code in connection with the distribution of any software or materials, that requires modifications or derivative works be distributed under the same license, or that prohibits one from charging a fee or otherwise seeking compensation in connection with sublicensing, displaying or distributing any software or materials. “Open Source License” includes, without limitation, a Creative Commons License, open database license, the Mozilla Public License (including any variants thereof), the GNU General Public License, GNU Lesser General Public License, Common Public License, Apache License, BSD License, or MIT License.

“Open Source Materials” means any Technology that is generally available to the public in source code form under an Open Source License.

“Orange Book” means the FDA’s Orange Book: Approved Drug Products with Therapeutic Equivalence Evaluations.

“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority (in each case, whether temporary, preliminary or permanent).

“Parent AI Component” means any component of any Parent Platform that employs, provides, or makes use of any AI Technology.

“Parent Acquisition Proposal” means any indication of interest, proposal or offer from any Person (or Persons acting in concert) or Group, other than any member of the Parent Group, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of Parent or any of its Subsidiaries (including securities of Subsidiaries) equal to 20% or more of the consolidated assets of Parent and its Subsidiaries, taken as a whole, or to which 20% or more of the revenues of Parent and its Subsidiaries, taken as a whole, on a consolidated basis are attributable at such time, (ii) direct or indirect acquisition (whether by issuance or transfer and whether in a single transaction or a series of related transactions) of 20% or more of the outstanding voting or equity securities of Parent (whether by voting power or number of shares), (iii) takeover offer, tender offer or exchange offer that, if consummated, would result in such Person or Group beneficially owning 20% or more of the outstanding voting or equity securities of Parent (whether by voting power or number of shares), or (iv) merger, consolidation, share exchange, scheme of arrangement, business combination, joint venture, reorganization, recapitalization, liquidation, dissolution or similar transaction or series of related transactions involving Parent or any of its Subsidiaries pursuant to which persons other than the stockholders of Parent immediately preceding such transaction would hold 20% or more of the voting or equity securities in Parent or, as applicable, in such surviving, resulting or ultimate parent entity as a result of such transaction (in each case whether by voting power or number of shares).

“Parent Balance Sheet” means the audited consolidated balance sheet of Parent and its Subsidiaries as of December 31, 2023, and the footnotes to such consolidated balance sheet, in each case set forth in Parent’s report on Form 10-K for the fiscal year ended December 31, 2023.

“Parent Common Stock” means the Class A Common Stock of Parent, par value of $0.00001 per share.

“Parent Disclosure Schedule” means the Parent Disclosure Schedule delivered to the Company on the date of this Agreement.

“Parent Drug Product Candidates” means all small molecule or biologics product candidates currently under development as an internal program by Parent or its Subsidiaries (for the avoidance of doubt, excluding any small molecule or biologics product candidate being developed for any Third Party).

“Parent Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not such plan is sponsored or maintained in the United States or is subject to ERISA, (ii) compensation, employment, consulting, redundancy, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program, policy or customary practice or (iii) other plan, agreement, arrangement, practice, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits, post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), or any other benefits or compensation of any kind, in each case whether or not written (A) that is sponsored, maintained, administered, contributed to or entered into by Parent or any of its ERISA Affiliates for the benefit of any director, officer, employee, worker or consultant (including any former director, officer, employee, worker or consultant) of Parent or any of its Subsidiaries or (B) for which Parent or any of its Subsidiaries has any direct or indirect liability and, in each case, other than any arrangement sponsored or maintained by a Governmental Authority, to which contributions are required by Applicable Law, including written terms of appointment or employment. Notwithstanding the foregoing, a plan, policy or arrangement sponsored or maintained by a professional employer organization or an employer of records organization shall not be a Parent Employee Plan.

“Parent Group” means Parent and other any direct or indirect Subsidiaries of Parent from time to time.

“Parent Intellectual Property” means (i) the Intellectual Property Rights owned (or purported to be owned or otherwise controlled) by Parent or any of its Subsidiaries (alone or together with any other party) (“Parent Owned IP”) and (ii) any and all Intellectual Property Rights owned by a Third Party and licensed (including sublicensed) to Parent or any of its Subsidiaries, or to which Parent or any of its Subsidiaries has otherwise been granted rights.

“Parent Intervening Event” means any event, change, development or occurrence that is material to Parent and its Subsidiaries (taken as a whole) that (i) was not known or reasonably foreseeable to the board of directors of Parent as of or prior to the date of this Agreement and (ii) does not relate to or involve (A) any Parent Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (B) any event, change, development or occurrence relating to or concerning the Company or any of its Affiliates or (C) any change, in and of itself, in the market price or trading volume of shares of Parent Common Stock or Company ADSs (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of Parent Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Parent Intervening Event).

“Parent Material Adverse Effect” means any event, change, effect, circumstance, fact, development or occurrence that has a material adverse effect on the business, operations or financial condition of Parent and its Subsidiaries, taken as a whole; provided, that no event, change, effect, circumstance, fact, development or occurrence to the extent resulting from, arising out of, or relating to any of the following shall be deemed to constitute a Parent Material Adverse Effect or shall be taken into account in determining whether there has been or would reasonably be expected to be a Parent Material Adverse Effect: (i) any changes in general United States or global economic conditions or other general business, financial or market conditions, (ii) any changes in conditions generally affecting the industry in which Parent or any of its Subsidiaries operate, (iii) fluctuations in the value of any currency, (iv) any decline, in and of itself, in the market price or trading volume of shares of Parent Common Stock (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition of Parent Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Parent Material Adverse Effect), (v) regulatory, legislative or political conditions or conditions in securities, credit, financial, debt or other capital markets, in each case in the United States or any foreign country, (vi) any failure, in and of itself, by Parent or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Parent Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Parent Material Adverse Effect), (vii) the execution and delivery of this Agreement, the public announcement or the pendency of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement (including the Transaction), the taking of any action required by this Agreement (other than, to the extent not excluded by another clause of this definition, Parent’s compliance with its obligations pursuant to Section 7.01, except to the extent that the Company has unreasonably withheld a consent under Section 7.01) or the identity of, or any facts or circumstances relating to, the Company or any of its Subsidiaries, including the impact of any of the foregoing on the relationships, contractual or otherwise, of Parent or any of its Subsidiaries with Governmental Authorities, customers, suppliers, partners, officers, employees or other material business relations (provided that this clause (vii) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated by this Agreement (including the representations and warranties in Section 5.01, 5.03 and 5.04) or with respect to the condition to Closing contained in Section 9.03(b) to the extent it relates to such representations and warranties), (viii) any adoption, implementation, promulgation, repeal, modification, amendment, authoritative interpretation, change or proposal of any Applicable Law of or by any Governmental Authority or any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations, (ix) any changes or prospective changes in GAAP (or authoritative interpretations thereof), (x) geopolitical conditions, the outbreak or escalation of hostilities, civil or political unrest, any acts of war, sabotage, cyberattack or terrorism, or any escalation or worsening of the foregoing, (xi) any epidemic, pandemic or other outbreak of illness or public health event, any hurricane, earthquake, flood, calamity or other natural disasters, acts of God or any change resulting from weather conditions (or any worsening of any of the foregoing), or (xii) any claims, actions, suits or proceedings arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this Agreement or the transactions contemplated hereby (including the Transaction), except that the matters referred to in clauses (i), (ii), (iii), (v), (viii), (ix), (x) or (xi) may be taken into account (to the extent not excluded by another clause of this definition) to the extent that the impact of any such event, change, effect, circumstance, fact, development or occurrence on Parent and its Subsidiaries, taken as a whole, is disproportionately adverse relative to the impact of such event, change, effect, circumstance, fact, development or occurrence on companies operating in the industry in which Parent and its Subsidiaries operate, and then solely to the extent of such disproportionality.

“Parent Platforms” means the proprietary coding, software, mathematical and probabilistic models comprising Parent’s AI-driven drug discovery platform as it exists as of the Effective Time.

“Parent Source Code” means any Source Code for any Parent AI Component or any Parent Platform.

“Parent Stockholder” means a holder of Parent Common Stock from time to time.

“Parent Stockholder Approval” means the approval of the Parent Share Issuance by the affirmative vote of a majority of the voting power of the shares of Parent capital stock cast affirmatively or negatively with respect thereto at the Parent Stockholder Meeting.

“Parent Stock Price” means the closing price on Nasdaq of a share of Parent Common Stock on the Effective Date.

“Parent Superior Proposal” means any bona fide, written Parent Acquisition Proposal made after the date of this Agreement by any Person (or Persons acting in concert) or Group (with all references to “20%” in the definition of Acquisition Proposal being deemed to be references to “50%”) on terms that the Parent Board determines in good faith, after consultation with its financial advisor and outside legal counsel, and taking into account all the terms and conditions of the Parent Acquisition Proposal that the Parent Board considers to be appropriate (including the identity of the Person(s) making the Parent Acquisition Proposal and the expected timing and likelihood of consummation, conditions to consummation and availability of necessary financing (including, if a cash transaction (in whole or in part), the availability of such funds and the nature, terms and conditionality of any committed financing)), is (A) more favorable from a financial point of view to the Parent Stockholders than the Transaction and (B) is reasonably capable of being completed on the terms proposed.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Permitted Lien” means (i) any Liens for utilities or Taxes (A) not yet due and payable or (B) which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established in accordance with IFRS or GAAP, as applicable, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens arising by operation of Applicable Law in the ordinary course of business for amounts not yet delinquent or which have been bonded over in full or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established in accordance with IFRS or GAAP, as applicable, (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, in each case in the ordinary course of business, (iv) easements, rights-of-way, covenants, restrictions and other encumbrances incurred in the ordinary course of business that do not materially detract from the value or the use of the property subject thereto, (v) statutory landlords’ liens and liens granted to landlords under any lease, (vi) non-exclusive licenses granted under Intellectual Property Rights in the ordinary course of business to service providers, consultants, contractors or vendors entered into for the provision of services, (vii) any purchase money security interests, equipment leases or similar financing arrangements, (viii) any Liens which are disclosed on the Company Balance Sheet (in the case of Liens applicable to the Company or any of its Subsidiaries) or the notes thereto or in Section 1.01(b) of the Company Disclosure Schedule, and (ix) other Liens on real property (including easements, covenants, rights of way and similar restrictions of record) that (A) are matters of record or (B) would be disclosed by a current, accurate survey or physical inspection of such real property, which, in each instance of the foregoing clauses (xi)(A)-(B), do not and would not reasonably be expected to impair, individually or in the aggregate, in any material respect, the access to, or occupancy or use of, such real property for the purposes for which it is used or proposed to be used in connection with the business.

“Person” means any individual, corporation, partnership, limited liability partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision (in each case whether or not having separate legal personality).

“Personal Data” means any and all information that can reasonably be used to identify an individual natural person or household, including information that identifies or could be used to identify, alone or in combination with other information, an individual natural person or an individual natural person’s device or browser, including name, physical address, telephone number, email address, financial account number, passwords or PINs, device identifier or unique identification number, government-issued identifier (including social security number and driver’s license number), medical, health or insurance information, gender, date of birth, educational or employment information, religious or political views or affiliations and marital or other status (to the extent any of these data elements can reasonably be associated with an individual natural person or household, or is linked to any such data element that can reasonably be associated with an individual natural person or household). Personal Data also includes any information defined as “personal data,” “personally identifiable information,” “personal information,” or “protected health information” under any Applicable Law, including any Privacy Legal Requirement.

“Privacy Legal Requirement” means (a) all Applicable Laws that pertain to the privacy or the processing of Personal Data, including, to the extent applicable, (i) HIPAA, (ii) the California Consumer Privacy Act, (iii) U.S. state data security laws and regulations such as the New York SHIELD Act, the Massachusetts Standards for the protection of personal information of residents of the Commonwealth, 201 CMR 17, all state data breach notification laws, and state biometric privacy laws; (iv) applicable requirements of comparable state and foreign Applicable Laws such as the EU Data Protection Directive 95/46/EC of 24 October 1995 (in respect of the period prior to 25 May 2018), the EU General Data Protection Regulation 2016/679/EU of April 27, 2016 and all corresponding member state legislation (in respect of the period on and from 25 May 2018), the EU ePrivacy Directive 2002/58/EC of 12 July 2002 concerning the processing of personal data and the protection of privacy in the electronic communications sector as amended by Directive 2006/24/EC and Directive 2009/136/EC and the related implementing legislation of the EU Member States, (v) (in respect of the period on and from 25 May 2018) the United Kingdom’s Data Protection Act 2018 and (in respect of the period prior to 25 May 2018) the United Kingdom’s Data Protection Act 1998 and (vi) Section 5 of the Federal Trade Commission Act as it applies to the receipt, access, use, disclosure, and security of consumer Personal Data; (b) any applicable contractual obligations to Third Parties related to privacy, data protection, process, transfer or security of Personal Data; (c) with respect to the Company or any of its Subsidiaries, all of the Company’s and its Subsidiaries’ privacy policies or notices regarding Personal Data that are publicly posted or otherwise provided to individuals whose data are processed; and (d) with respect to Parent or any of its Subsidiaries, all of Parent’s and its Subsidiaries’ privacy policies or notices regarding Personal Data that are publicly posted or otherwise provided to individuals whose data are processed.

“Proceedings” means all actions, suits, claims, hearings, arbitrations, litigations, mediations, audits, investigations, examinations or other similar proceedings, in each case, by or before any Governmental Authority.

“Reference Date” means January 1, 2022.

“Release” means any spill, discharge, leaking, pouring, dumping or emptying, dumping, injection, deposit, disposal, dispersal, leaching or migration into or through the environment (including soil, ambient air, surface water, groundwater and surface or subsurface strata).

“Representatives” means, with respect to any Person, its officers, directors, employees, investment bankers, attorneys, accountants, auditors, consultants and other agents, advisors and representatives.

“Residual Shares” has the meaning given to it in the Scheme of Arrangement.

“Sanctioned Country” means any of the Crimea, so-called Donetsk People’s Republic, so-called Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea, and Syria.

“Sanctioned Person” means any Person with whom dealings are restricted or prohibited under any Sanctions Laws, including the Sanctions Laws of the United States, the United Kingdom, the European Union or the United Nations, including (i) any Person identified in any list of Sanctioned Persons maintained by (A) the United States Department of Treasury, Office of Foreign Assets Control, the United States Department of Commerce, Bureau of Industry and Security or the United States Department of State, (B) His Majesty’s Treasury of the United Kingdom, (C) any committee of the United Nations Security Council, or (D) the European Union, (ii) any Person located, organized, or resident in, organized in, or a Governmental Authority or government instrumentality of, any Sanctioned Country and (iii) any Person directly or indirectly 50% or more owned or controlled by, or knowingly acting for the benefit or on behalf of, a Person described in clause (i) or (ii).

“Sanctions Laws” means all Applicable Laws concerning economic sanctions, including embargoes, export restrictions, import restrictions, the ability to make or receive international payments, the freezing or blocking of assets of targeted Persons, the ability to engage in transactions with or to take an ownership interest in assets of a Sanctioned Person or in a Sanctioned Country.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“Scheme Meeting” means such meeting(s) (and any adjournment, postponement or reconvening thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme of Arrangement.

“Scheme of Arrangement” means the proposed scheme of arrangement of the Company under Part 26 of the Companies Act to effect the Transaction pursuant to this Agreement, substantially in the form set out in Annex B, with or subject to any modification, addition or condition which (a) Parent and the Company mutually agree and which (if required) is approved by the Court or (b) is otherwise imposed by the Court and mutually acceptable to Parent and the Company each acting reasonably and in good faith, in each case in accordance with the Companies Act and this Agreement.

“Scheme Shareholders” has the meaning given to it in the Scheme of Arrangement.

“Scheme Shares” has the meaning given to it in the Scheme of Arrangement.

“SEC” means the U.S. Securities and Exchange Commission.

“Senior Employee” means any: (i) director of the Company or any of its Subsidiaries; or (ii) employee of the Company or any of its Subsidiaries at the level of Vice President or above.

“Source Code” means, collectively, any software source code or material portion or aspect of software source code (including any proprietary information or algorithm contained in any software source code).

“Specified Material Contract” means, other than a Company Employee Plan, (a) any Company Material Contract of the type referred to in Section 4.15(a)(iii), Section 4.15(a)(vi), Section 4.15(a)(vii), Section 4.15(a)(viii) or Section 4.15(a)(x), (b) any Contract that (i) limits or purports to limit, in any material respect, the freedom of Parent or any of their Affiliates (other than the Company and its Subsidiaries) to engage or compete in any line of business or with any Person or in any area following the Closing, (ii) contains material exclusivity or “most favored nation” obligations or restrictions with respect to Parent or any of their Affiliates (other than the Company and its Subsidiaries) following the Closing or (iii) contains any other provisions would that restrict the ability of Parent or any of their Affiliates (other than the Company and its Subsidiaries) to sell, market, distribute, promote, manufacture, develop, commercialize, or test or research the Parent Platforms, the Company Platforms or any product or product candidate of Parent or the Company following the Closing, directly or indirectly through third parties, in any material respect, (c) any Contract that requires by its terms or is reasonably likely to require, in any of the two next fiscal years after the fiscal year ending December 31, 2024, the payment or delivery of cash or other consideration by the Company or any of its Subsidiaries in an amount having an expected value in any year in excess of $1,200,000 and (d) any Contract not entered into in the ordinary course of business that requires by its terms or is reasonably likely to require, in any of the two next fiscal years after the fiscal year ending December 31, 2024, the payment or delivery of cash or other consideration to the Company or any of its Subsidiaries in an amount having an expected value in any year in excess of $1,200,000.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person. For purposes of this Agreement, a Subsidiary shall be considered a “wholly owned Subsidiary” of a Person as long as such Person directly or indirectly owns all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to Applicable Law) of such Subsidiary.

“Superior Proposal” means any bona fide, written Acquisition Proposal made after the date of this Agreement by any Person (or Persons acting in concert) or Group (other than any member of the Parent Group) (with all references to “20%” in the definition of Acquisition Proposal being deemed to be references to “50%”) on terms that the Company Board determines in good faith, after consultation with its financial advisor and outside legal counsel, and taking into account all the terms and conditions of the Acquisition Proposal that the Company Board considers to be appropriate (including the identity of the Person(s) making the Acquisition Proposal and the expected timing and likelihood of consummation, conditions to consummation and availability of necessary financing (including, if a cash transaction (in whole or in part), the availability of such funds and the nature, terms and conditionality of any committed financing)), is (A) more favorable from a financial point of view to the Company Shareholders than the Transaction and (B) is reasonably capable of being completed on the terms proposed.

“Tax” means any and all U.S. federal, state, local, provincial and non-U.S. income, gross receipts, franchise, sales, use, net worth, goods and services, ad valorem, property, payroll, withholding, excise, severance, transfer, employment, social security, unemployment, license, disability, registration, estimated, alternative or add-on minimum, value added, stamp, occupation, premium, capital stock, capital gains, documentary, environmental or windfall or other profits taxes, and any other taxes, assessments, levies, imposts, customs, duties, tariffs, tolls or other similar charges and fees, in each case in the nature of a tax and imposed by any Governmental Authority, together with any interest, penalties, additions to tax, and any additional amounts, in each case, imposed with respect thereto, whether disputed or not.

“Tax Return” means any report, return, document, form, application, certificate, election, statement, declaration or other information filed with or supplied to, or required to be filed with or supplied to, any Taxing Authority with respect to Taxes, including information returns, claims for refunds, and any documents with respect to or accompanying payments of estimated Taxes, and including any schedules or attachments thereto and any amendments thereof.

“Taxing Authority” means any Governmental Authority that has the power to impose, assess, determine, administer or collect any Taxes.

“Technology” means any or all of the following: (i) works of authorship, including computer programs and software, whether in Source Code or in executable code form, application programming interfaces, software architecture, and documentation; (ii) inventions (whether or not patentable), discoveries and improvements; (iii) proprietary and confidential information and Trade Secrets; (iv) data, databases, data compilations and collections and technical data and performance data; (v) methods and processes; (vi) devices, prototypes, data bases, designs and schematics; and (vii) any other tangible embodiments of Intellectual Property Rights.

“Third Party” means any Person or Group, other than the Company, Parent or any of their respective Subsidiaries or Representatives.

“trading day” means a day on which shares of Parent Common Stock are traded on Nasdaq.

“Training Data” means any data (whether structured or unstructured) used to train or improve any AI Technology, including any data obtained using web scraping, web crawling, or web harvesting software or any Technology or service that turns the unstructured data found on the web into machine readable, structured data that is ready for analysis.

“Treasury Regulations” means the U.S. Treasury regulations promulgated under the Code.

“United Kingdom Companies Legislation” means the Companies Act, the United Kingdom Companies Act 1985, the United Kingdom Companies Consolidation (Consequential Provisions) Act 1985 and the United Kingdom Companies Act 1989.

“VAT” means (i) any tax charged or imposed pursuant to Council Directive 2006/112/EC or any national legislation implementing such Directive; and (ii) to the extent not included in (i), any value added tax imposed by the United Kingdom Value Added Tax Act 1994 and any related secondary legislation.

“Willful Breach” means a material breach of any covenant or agreement set forth in this Agreement that results from a deliberate act or failure to act by a party that knows, or could reasonably be expected to have known, that the taking of such act or failure to act could result in a material breach of any such covenant or agreement.

Terms Defined Elsewhere. Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Acceptable Company Confidentiality Agreement	6.02(b)
Acceptable Parent Confidentiality Agreement	7.02(b)
Agreement	Preamble
Ancillary Scheme Documentation	3.01(b)
Assumed Company Option	2.03(a)
Assumed Company RSU	2.03(c)
Bankruptcy and Equity Exceptions	4.02(a)
Benefits Continuation Period	8.03(a)
Capitalization Date	4.05(a)
Closing	1.02
Closing Date	1.02
Company	Preamble
Company 401(k) Plan	8.03(c)
Company Adverse Recommendation Change	6.02(a)
Company Approval Time	6.02(b)
Company Board	Recitals
Company Board Recommendation	4.02(b)
Company Directors	2.05(d)
Company Exchange Fund	2.01(b)
Company Material Contract	4.15(a)
Company Material Subsidiaries	4.06(a)
Company Organizational Document	4.01
Company Permits	4.12
Company Registered IP	4.19(a)
Company Regulatory Agency	4.14(a)
Company Regulatory Permits	4.14(a)
Company Retention Plan	8.03(d)
Company SEC Documents	4.07(a)
Company Termination Payment	10.03(a)

Term	Section
Conditions	8.06(b)(iii)
Continuing Employees	8.03(a)
Court Documentation	3.02(a)(i)
Court Sanction Hearing	3.02(b)(i)
Depositary Custodian	2.01(b)
EC	4.14(a)
Effective Date	1.03
Effective Time	1.03
EMA	4.14(a)
End Date	10.01(b)(i)
Exchange Agent	2.01(b)
Exchange Ratio	2.02(a)
FDA	4.14(a)
FDCA	4.14(a)
Foreign Antitrust Laws	4.03
Forms of Proxy	3.01(b)
HMRC	4.03
HMRC Clearance	4.03
Indemnified Party	7.03(b)
Intended U.S. Tax Treatment	8.07(b)
internal controls	4.07(f)
Leases	4.20
Maximum Amount	7.03(c)
MHRA	4.14(a)
Nasdaq	4.03
New Company Plans	8.03(b)
Non-U.S. Plan	4.17(j)
Offer Document	8.06(b)(i)
Other Required Filing	3.01(c)
Panel	4.25
Parent	Preamble
Parent Adverse Recommendation Change	8.04
Parent Approval Time	7.02(b)
Parent Board	Recitals
Parent Board Recommendation	5.02(b)
Parent Material Contract	5.14(a)
Parent Option	2.03(a)
Parent Organizational Documents	5.01
Parent Registered IP	5.17(a)
Parent Regulatory Agency	5.13(a)
Parent Regulatory Permits	5.13(a)
Parent RSU	2.03(c)
Parent SEC Documents	5.06(a)
Parent Share Issuance	3.01(a)
Parent Stockholder Meeting	3.01(a)

Term	Section
Parent Stockholders	3.01(a)
Parent Termination Payment	10.03(b)
Parties	Preamble
Per ADS Share Deliverable	2.01(a)
PHSA	4.14(a)
Proxy Statement	3.01(a)
Real Properties	4.20
Registration Statement	8.06(b)(i)
Regulation S-K	4.10
Schedule 14D-9	8.06(b)(ii)
Scheme Document Annex	3.01(a)
Scheme Technical Defect	3.05(b)(i)
Second Request	8.02(c)
Share Consideration	2.02(a)
Share Deliverable	2.02(a)
Takeover Code	Recitals
Technical Revision	3.05(b)
Transaction	Recitals
Transaction Documentation	3.01(d)
Transaction Litigation	8.08
Transfer Taxes	11.04

Annex B

FORM OF SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE

BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES

COMPANIES COURT (ChD)

CR-[2024]-[•]

IN THE MATTER OF EXSCIENTIA PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

EMERALD PLC

and

THE SCHEME SHAREHOLDERS

(as hereinafter defined)

PRELIMINARY

(A) In this Scheme of Arrangement1, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquisition”	the proposed acquisition by Parent (and/or, at Parent’s election, (i) in respect of any or all of the Residual Shares, Parent and/or (ii) in respect of the Depositary Shares, the DR Nominee) of the entire issued, and to be issued, share capital of the Company;

“Affiliate”	means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto;

[1]	Note to draft: Scheme of Arrangement to be updated, to the extent necessary, to include standard CREST wording to deal with the transfer of uncertificated shares.

“Applicable Law”	any federal, state, foreign national or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding on or applicable to such Person, as the same may be amended from time to time unless expressly specified otherwise in this Scheme of Arrangement;

“Business Day”	a day, other than a Saturday, Sunday, or other day on which commercial banks in New York, Salt Lake City, Utah or London, England are authorized or required by Applicable Law to close;

“certificated form” or “in certificated form”	a share or other security which is not in uncertificated form;

“Code”	means the US Internal Revenue Code of 1986, as amended;

“Companies Act”	the Companies Act 2006, as amended from time to time;

“Company ADSs”	the American depositary shares, each of which represents, as at the date hereof, a beneficial ownership interest in one Company Ordinary Share on deposit with the Depositary (or the Depositary Custodian) subject to the terms and conditions of the Deposit Agreement;

“Company Exchange Fund”	has the meaning given to it in sub-clause 4(A);

“Company Stock Plans”	any Company Employee Plan providing for equity or equity-based compensation, including the Company 2021 Equity Incentive Plan, the Company Share Option Plan, the Company Enterprise Management Incentive Plan and the Company Unapproved Share Option Plan, each as amended from time to time;

“Company Shareholders”	holders of the Company Ordinary Shares from time to time;

“Company Ordinary Shares”	means the ordinary shares in the capital of the Company, each with a nominal value £0.0005 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary (or a Depositary Custodian) under the Deposit Agreement and underlying the Company ADSs);

“Court”	the High Court of Justice in England and Wales;

“Court Order”	the order of the Court sanctioning this Scheme of Arrangement under section 899(1) of the Companies Act;

“Deposit Agreement”	the deposit agreement dated 5 October 2021 by and among the Company, the Depositary and all holders and beneficial holders of Company ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time;

“Depositary”	Citibank, N.A., or such other entity as may from time to time act as the “Depositary” (as such term is defined in the Deposit Agreement);

“Depositary Custodian”	has the meaning given to it in sub-clause 4(C);

“Depositary Shares”	those Scheme Shares in respect of which the registered holder (as shown in the register of members of the Company) is the Depositary or the Depositary Custodian holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement;

“DR Depositary”	[•];[2]

“DR Nominee”	such company falling within section 67(6) and section 93(3) of the Finance Act 1986 as Parent may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to this Scheme of Arrangement;

“Effective Date”	the date on which this Scheme of Arrangement becomes effective in accordance with its terms;

“Effective Time”	the time at which this Scheme of Arrangement becomes effective in accordance with its terms;

“Company”	Exscientia plc, a company incorporated in England and Wales with registered number 13483814 and with its registered office at The Schrodinger Building, Oxford Science Park, Oxford, Oxfordshire, United Kingdom, OX4 4GE;

“Euroclear”	Euroclear UK & International Limited;

“Exchange Agent”	such entity as is appointed by Parent as exchange agent prior to the Effective Date in accordance with the provisions of the Transaction Agreement;

“Exchange Ratio”	has the meaning given to it in sub-clause 2(A);

“Exchange Shares”	means the shares of Parent Common Stock to be delivered to the Scheme Shareholders pursuant to the Transaction Agreement;

[2]

Note to draft: DR Depositary must be in a jurisdiction where the holders of the depositary interests will be treated as the beneficial owners of the underlying shares for the purposes of CG50240 of HMRC’s manuals.

“Excluded Shares”

any Company Ordinary Shares which are:

(i) registered in the name of or beneficially owned by Parent and/or any member of the Parent Group (and/or any nominee of the foregoing); or

(ii)  held in treasury,

in each case, at any relevant date or time as the context permits;

“Governmental Authority”	means any national, transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency, commission or official, including any political subdivision thereof, or any non-governmental self-regulatory agency, commission or authority and any arbitral tribunal;

“holder”	a registered holder and includes any person(s) entitled by transmission;

“Latest Practicable Date”	close of business on [•] 2024, being the latest practicable date of this Scheme of Arrangement;

“Liens”	with respect to any share, security, property or asset (as applicable), any mortgage, lien, pledge, charge, security interest, hypothecation, right of preemption, right of first refusal, contract for sale, easement, right of way, encroachment, occupancy right, community property interest or restriction of any nature or other encumbrance, whether voluntarily incurred or arising by operation of Applicable Law;

“Order ”	any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority (in each case, whether temporary, preliminary or permanent);

“Nasdaq”	the NASDAQ Global Market or the NASDAQ Stock Market LLC, as applicable;

“Parent”	Recursion Pharmaceuticals, Inc., a company incorporated in Delaware with corporation number [•];

“Parent Class A Common Stock”	the class A common stock of $0.00001 each in the capital of Parent;

“Parent Class B Common Stock”	the class B common stock of $0.00001 each in the capital of Parent;

“Parent Common Stock”	the Parent Class A Common Stock and the Parent Class B Common Stock;

“Parent Group”	Parent and other any direct or indirect Subsidiaries of Parent from time to time;

“Person”	any individual, corporation, partnership, limited liability partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision (in each case whether or not having separate legal personality);

“Per ADS Share Deliverable”	has the meaning given to it in sub-clause 2(B);

“Residual Shares”	the Scheme Shares excluding the Depositary Shares;

“Scheme of Arrangement”	this scheme of arrangement in its present form or with or subject to any modification, addition or condition (i) Parent and the Company mutually agree and which (if required) is approved by the Court or (ii) which is otherwise imposed by the Court and mutually acceptable to the Company and Parent each acting reasonably and in good faith, in each case in accordance with the Companies Act and the Transaction Agreement;

“Scheme Record Time”	[•];

“Scheme Shareholders”	holders of Scheme Shares and a “Scheme Shareholder” shall mean any one of those Scheme Shareholders;

“Scheme Shares”

the Company Ordinary Shares:

(i) in issue at the date of this Scheme of Arrangement;

(ii)  (if any) issued after the date of this Scheme of Arrangement and prior to the Voting Record Time; and

(iii)  (if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by this Scheme of Arrangement or in respect of which the holders thereof shall have agreed in writing to be bound by this Scheme of Arrangement, in each case (where the context requires), remaining in issue at the Scheme Record Time, but excluding any Excluded Shares at any relevant date or time;

“Share Deliverable”	has the meaning given to it in sub-clause 2(A);

“Subsidiary”	any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person. For purposes of this Agreement, a Subsidiary shall be considered a “wholly owned Subsidiary” of a Person if such Person owns directly or indirectly all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to Applicable Law) of such Subsidiary;

“Tax”	any and all US federal, state, local, provincial and non-US income, gross receipts, franchise, sales, use, net worth, goods and services, ad valorem, property, payroll, withholding, excise, severance, transfer, employment, social security, unemployment, license, disability, registration, estimated, alternative or add-on minimum, value added, stamp, occupation, premium, capital stock, capital gains, documentary, environmental or windfall or other profits taxes, and any other taxes, assessments, levies, imposts, customs, duties, tariffs, tolls or other similar charges and fees, in each case in the nature of a tax and imposed by any Governmental Authority, together with any interest, penalties, additions to tax, and any additional amounts, in each case, imposed with respect thereto, whether disputed or not;

“Transaction Agreement”	the transaction agreement by and among Parent and the Company dated [•] August 2024, agreeing to certain matters in connection with the Acquisition and the Scheme of Arrangement, as it may be amended from time to time;

“UK” or “United Kingdom”	the United Kingdom of Great Britain and Northern Ireland;

“US” or “United States”	the United States of America, its territories and possessions, any state or political sub-division of the United States of America and the District of Columbia; and

“Voting Record Time”	[•].

(A)

In this Scheme of Arrangement: (i) all references to times of day are to London time, unless otherwise stated; (ii) all references to “£”, or “Pounds Sterling” are to the lawful currency of the United Kingdom; (iii) all references to “$” and “US Dollar” are to the lawful currency of the United States; and (iv) all references to clauses and sub-clauses are to clauses and sub-clauses of this Scheme of Arrangement.

(B)	As at the Latest Practicable Date, the issued and to be issued share capital of the Company is [•] Company Ordinary Shares, calculated on the basis of: [•]][3][4]

[3]	Note to draft: to reflect the number of shares in issue and the number to be issued under the Company Stock Plans
[4]	Note to draft: subject to further review ;.

(C)

[As at the Latest Practicable Date, the issued share capital of Parent is $[•] divided into [•] Parent Class A Common Stock and [•] Parent Class B Common Stock, all of which are credited as fully paid up.

(D)	As at the Latest Practicable Date, no member of the Parent Group held or beneficially owned any Company Ordinary Shares.

(E)

Parent has agreed to appear by Counsel at the hearing to sanction this Scheme of Arrangement and to undertake to the Court to be bound by the provisions of this Scheme of Arrangement in so far as it relates to Parent and to execute and do or procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it to give effect to this Scheme of Arrangement.

THE SCHEME OF ARRANGEMENT

1.	Transfer of Scheme Shares

(A)

Upon and with effect from the Effective Time, Parent and, if Parent so elects, a DR Nominee shall, in accordance with sub-clause 1(B), acquire all of the Scheme Shares fully paid up, free from all Liens (other than transfer restrictions arising under applicable securities laws), and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

(B)	For the purposes of such acquisition,

(i)	the Depositary Shares shall be transferred at Parent’s election either to:

(a)	Parent; and/or

(b)

a DR Nominee, as nominee for [•] (the “DR Depositary”) which shall hold the Depositary Shares on behalf of Parent in accordance with the terms of the applicable deposit agreement appointing the DR Depositary, by means of a form (or forms) of transfer or other instrument(s) or instruction(s) of transfer (and, upon any such transfer to the DR Nominee the DR Depositary shall issue one or more depositary receipts in respect of such shares to Parent);

(ii)	the Residual Shares shall be transferred to Parent by means of a separate form (or forms) of transfer or other separate instrument (or instruments) or instruction (or instructions) of transfer; and

(iii)

in order to give effect to such transfer(s) any person may be appointed by Parent as attorney and/or agent and shall be authorised as such attorney and/or agent on behalf of each of the relevant holder of Scheme Shares to execute and deliver as transferor a form or forms of transfer or other instrument(s) or instruction(s) of transfer (whether as a deed or otherwise) of such Scheme Shares and every form, instrument or instruction of transfer so executed or instruction given shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred. Each such form of transfer or other instrument or instruction shall be deemed to be the principal instrument of transfer of the relevant Scheme Shares and the equitable or beneficial interest in the Scheme Shares shall only be transferred together with the legal interest in such Scheme Shares, pursuant to such form, instruction or instrument of transfer.

(C)

Pending the transfer of the Scheme Shares pursuant to sub-clause 1(A) and sub-clause 1(B) on the Effective Date and the updating of the register of members of the Company to reflect such transfer, each Scheme Shareholder irrevocably:

(i)

appoints Parent (and/or its nominee(s) and/or any one or more of its directors or agents) as its attorney and/or agent to exercise (or direct the exercise of) on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to its Scheme Shares and any or all other rights and privileges (including without limitation the right receive any distribution or other benefit accruing or payable in respect thereof and the right to requisition the convening of a general meeting of the Company or of any class of its shareholders) attaching to its Scheme Shares;

(ii)

appoints Parent (and/or its nominee(s) and/or any one or more of its directors or agents) as its attorney and/or agent to sign on behalf of such Scheme Shareholder any such documents, and to do such things, as may in the opinion of Parent and/or its nominee(s) and/or any one or more of its directors or agents be necessary or desirable in connection with the exercise of any voting rights or any other rights or privileges attaching to its Scheme Shares (including, without limitation, an authority to sign any consent to short notice of any general or separate class meeting of the Company as attorney or agent for, and on behalf of such Scheme Shareholder and/or to attend and/or to execute any form of proxy in respect of its Scheme Shares appointing any person nominated by Parent and/or its nominee(s) and/or any one or more of its directors or agents to attend any general and separate class meetings of the Company (or any postponement, adjournment or reconvening thereof) and to exercise or refrain from exercising the votes attaching to the Scheme Shares on such Scheme Shareholder’s behalf);

(iii)

authorises Parent (and/or its nominee(s) and/or any one or more of its directors or agents) as its attorney and/or agent to take such action as Parent (and/or its nominee(s) and/or any one or more of its directors or agents) sees fit in relation to any dealings with or disposal of its Scheme Shares (or any interest in such Scheme Shares); and

(iv)

authorises the Company and/or its agents to send to Parent (and/or its nominee(s)) any notice, circular, warrant or other document or communication which may be required to be sent to them as a member of the Company in respect of such Scheme Shares (including any share certificate(s) or other document(s) of title issued as a result of conversion of their Scheme Shares into certificated form), such that from the Effective Date, no Scheme Shareholder shall be entitled to exercise any voting rights or any other rights or privileges attaching to the Scheme Shares otherwise than in accordance with the directions of Parent.

(D)	The authorities granted pursuant to sub-clauses 1(B)(iii) and 1(C) shall be treated for all purposes as having been granted by deed.

2.	Consideration for the transfer of Scheme Shares

(A)

Subject to and in exchange for the transfer of the Scheme Shares as provided in sub-clauses 1(A) and 1(B), and subject to sub-clauses 2(C) and 2(D) and clauses 5 and 6 as soon as reasonably practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time if the Company provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred, or if the Company provides such evidence after 9:00 a.m., New York City time, on the Effective Date, no later than the second Business Day after such delivery) Parent shall, subject as hereinafter provided procure the delivery of, for each Scheme Share, [•] Exchange Shares (the “Share Deliverable” and the ratio that an Exchange Share bears to each Scheme Share being the “Exchange Ratio”) to the Scheme Shareholders credited as fully paid, non-assessable and free from all Liens (other than transfer restrictions arising under applicable securities laws).

(B)

If, between the date of the Transaction Agreement and the Effective Time, the outstanding Company Ordinary Shares or Parent Common Stock shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred (or if the number of Company Ordinary Shares represented by each Company ADS shall have been changed pursuant to the Deposit Agreement), then the Exchange Ratio (and/or the right to receive (in the case of certificated Company ADSs, in exchange for surrendering each Company ADS to the Depositary (or the Depositary Custodian)), an amount of Exchange Shares equal to the Share Deliverable (the “Per ADS Share Deliverable”)), as applicable, shall be appropriately adjusted to provide Parent and the Scheme Shareholders the same economic effect as contemplated by the Transaction Agreement prior to such event.

(C)

No fractional Exchange Shares shall be delivered to Scheme Shareholders in connection with the Scheme of Arrangement or otherwise in connection with the Transaction Agreement, and no certificates or scrip for any such fractional shares shall be issued.

(D)

Any fraction of an Exchange Share to which (i) any Scheme Shareholder other than the Depositary (or the Depositary Custodian) would otherwise be entitled will be aggregated and sold in the market by the Exchange Agent as soon as reasonably practicable following the Effective Date and such Scheme Shareholder shall be paid in cash, after the Effective Date, with the net proceeds of the sale (after the deduction of the expenses of the sale (including any Tax and amounts in respect of irrecoverable value added tax payable thereon), without interest and subject to any required Tax withholding in accordance with the provisions of the Transaction Agreement) in due proportion to the fractional shares to which they would otherwise have been entitled, and (ii) the Depositary (or the Depositary Custodian) would otherwise be entitled will be substituted with a direct cash payment to the Depositary (or the Depositary Custodian), representing the Depositary’s entitlement to a fractional Exchange Share valued using the opening price on Nasdaq of a share of Parent Common Stock on the Effective Date.

3.	Certificates in respect of Scheme Shares

With effect from, or as soon as reasonably practicable after, the Effective Time:

(A)

Scheme Shareholders shall, in accordance with this Scheme of Arrangement, cease to have any rights with respect to the Scheme Shares, except the right to receive the Share Deliverables determined as set out in clauses 2, 4 and 5 of this Scheme of Arrangement;

(B)

all certificates representing Scheme Shares shall cease to be valid as documents of title to the shares represented thereby and every holder of Scheme Shares shall be bound at the request of the Company to deliver the same to the Company (or any person appointed by Company to receive such certificates), or, as the Company may direct, to destroy the same;

(C)

subject to the completion of such form or forms of transfer or other instruments or instructions of transfer as may be required in accordance with clause 1 of this Scheme of Arrangement and the payment of any UK stamp duty thereon, the Company shall make or procure to be made, the appropriate entries in its register of members to reflect the transfer of the Scheme Shares to Parent pursuant to clause 1 of this Scheme of Arrangement.

4.	Settlement of Share Deliverables

(A)

At or as promptly as practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time if the Company provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred, or, if the Company provides such evidence after 9:00 a.m., New York City time, on the Effective Date, no later than the second Business Day after such delivery), Parent shall procure the deposit with the Exchange Agent, for the benefit of the Scheme Shareholders, of certificates or, at Parent’s option, evidence of Exchange Shares in book-entry form representing the aggregate Share Deliverables. All shares deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Company Exchange Fund”. No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Share Deliverables.

(B)

Parent shall pay, or cause to be paid, without interest, to the Exchange Agent to be held in the Company Exchange Fund, the aggregate amount of all dividends or other distributions payable with respect to the Exchange Shares, with a record date on or after the Effective Time and prior to the time of the delivery of the Exchange Shares by the Exchange Agent to the Scheme Shareholders entitled to the Share Deliverable. Subject to Applicable Law, the Exchange Agent shall deliver to the relevant Scheme Shareholders entitled to the Share Deliverable, without interest, such dividends and distributions held in the Company Exchange Fund (i) with respect to all such dividends or distributions with a payment date at or prior to the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the time of delivery of the Exchange Shares to such Scheme Shareholders, and (ii) with respect to all such dividends or distributions with a payment date after the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the appropriate payment date.

(C)

Notwithstanding anything to the contrary in this Scheme of Arrangement, all obligations of Parent with respect to deliverables required to be provided by Parent to the Exchange Agent in respect of the Depositary Shares shall be satisfied to the extent Parent provides such deliverables directly to the Depositary (or, to the extent that the Depositary is not itself the registered holder of the relevant Scheme Shares that underly Company ADSs, whichever nominee, custodian or other entity is the Scheme Shareholder in respect of such Scheme Shares (the “Depositary Custodian”)).

(D)	Parent shall cause the Exchange Agent to, as soon as practicable after the Effective Date, either, at Parent’s election:

(a)

despatch or procure to be despatched such Exchange Shares in certificated form as are required to be delivered to give effect to this Scheme of Arrangement to the persons respectively entitled thereto, such Exchange Shares to be settled as set out in this clause 4; or

(b)

procure that book-entry account statements of ownership evidencing such Scheme Shareholders’ ownership of the Exchange Shares (as registered holders) are reflected in the register of members of Parent.

(E)

[Prior to the Effective Date, the Company and Parent shall establish procedures with the Depositary that are reasonably acceptable to the Company and Parent to ensure that (i) the Depositary (or the Depositary Custodian) shall promptly deliver the Per ADS Share Deliverables to each holder of a Company ADS (in the case of certificated Company ADSs, that has duly surrendered Company ADSs to the Depositary (or the Depositary Custodian)), (ii) (A) any funds payable to holders of Company ADSs in respect of dividends or other distributions payable with respect to Exchange Shares and (B) if reasonably practicable, unless other arrangements are reasonably acceptable to the Company and Parent, the right of holders of Company ADSs to receive cash in lieu of fractional shares from the Depositary or the Depositary Custodian, shall each be treated, as closely as reasonably possible, in the same manner. reasonably deemed necessary by the Parties in furtherance of the establishment of such procedures, the Company shall enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, the Company and Parent, and the Parties shall deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith.][5]

(F)	Parent shall procure that appropriate entries are made in the register of members of Parent to reflect the settlement of the Exchange Shares.

(G)

All deliveries by the Exchange Agent or by any other person to the Scheme Shareholders (other than the Depositary Custodian) of notices, cheques, documents of title, certificates or statements of entitlement required to be made pursuant to this Scheme of Arrangement shall be effected by sending the same by post to the applicable Scheme Shareholder entitled thereto at their respective registered addresses as appearing in the register of members of the Company at the Scheme Record Time or, in the case of joint holders, at the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time.

(H)

All cheques shall be in US Dollars and drawn on a US clearing bank and (subject to sub-clause Error! Reference source not found.) shall be made payable to the Scheme Shareholder concerned (or, in the case of Scheme Shareholders holding jointly, to that one of the joint holders whose name stands first in the register of members of the Company in respect of such joint holding

[5]	Note to draft: section to be updated before submitting scheme to Court once the procedure is agreed with the Depositary of Scheme Shares at the Scheme Record Time). The encashment of any such cheque in connection with this Scheme of Arrangement, shall be a complete discharge of Parent’s obligations (and those of Parent’s respective agents or nominees) under this Scheme of Arrangement to pay (or procure the payment of) the monies represented thereby.[ In respect of any payments to Scheme Shareholders by bank transfer, the relevant sums in US Dollars shall be transferred to such bank account [in accordance with any existing payment mandate established by the relevant Company Shareholder], and such transfer shall be a complete discharge of the payment obligations under this Scheme of Arrangement to pay (or procure the payment of) such monies.]

(I)

None of the Company, Parent or their respective agents or nominees shall be responsible for any loss or delay in the transmission of any notices, declarations of title, cheques, certificates or statements of entitlement sent in accordance with this Scheme of Arrangement, which shall be sent at the risk of the person or persons entitled thereto.

(J)

Any deliverable required to be provided by Parent to the Exchange Agent in respect of the Depositary Shares which has not been transferred to the Scheme Shareholders within twelve months of the Effective Date shall be delivered to Parent or its designee(s) promptly upon demand by Parent (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Share Deliverables), and thereafter such Scheme Shareholders shall be entitled to look only to Parent for, and Parent shall remain liable for, payment of their claims for the Share Deliverables.

(K)	The preceding sub-clauses of this clause 4 shall take effect subject to any prohibition or condition imposed by law.

5. Withholding Rights.

Notwithstanding any other provision of this Scheme of Arrangement, Parent, any member of the Parent Group, any Affiliates of any member of the Parent Group, any DR Nominee, the Exchange Agent and any other Person shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement or the Scheme of Arrangement (including the Share Deliverables) such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Code, the rules and regulations promulgated thereunder, or any other Applicable Law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts (a) shall be remitted to the applicable Governmental Authority, if required by Applicable Law; and (b) shall be treated for all purposes of this Agreement and the Scheme of Arrangement as having been paid to the person in respect of which such deduction and withholding was made.

6.	Overseas Shareholders

The provisions of clause 4 of this Scheme of Arrangement shall be subject to any prohibition or condition imposed by Applicable Law. Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder with a registered address in a jurisdiction outside the United Kingdom or the US or whom Parent reasonably believes to be a citizen, resident or national of, or located in, a jurisdiction outside the United Kingdom or the US, Parent is advised that the delivery of Exchange Shares under clause 4 would or may infringe the laws of such jurisdiction or would or may require Parent or the Company (as the case may be) to comply with any governmental or other consent or any registration, filing or other formality with which Parent or the Company (as the case may be) is unable to comply or compliance with which Parent or the Company (as the case may be) regards as unduly onerous, then the Exchange Agent may, in consultation with Parent, determine that the Exchange Shares shall not be delivered to such Scheme Shareholder and that (i) such Exchange Shares shall instead be sold by the Exchange Agent at the best price which can reasonably be obtained in the market at the time of sale and (ii) the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, (including any Tax and amounts in respect of irrecoverable value added tax payable on the proceeds of sale, without interest any subject to any required Tax withholding in accordance with the provisions of the Transaction Agreement in due proportion to the Exchange Shares to which they would have otherwise been entitled) by sending a cheque or payment via bank transfer in accordance with any existing payment mandate established by the relevant Company Shareholder.

In the absence of bad faith or wilful default, none of Parent, the Company or the person so appointed shall have any liability for any loss or damage arising as a result of the timing or terms of such sale.

7.	Mandates

All mandates relating to the payment of dividends and other instructions (or deemed instructions), including communication preferences, given to the Company by Scheme Shareholders and in force at the Scheme Record Time relating to holdings of Scheme Shares shall, unless and until amended or revoked, be deemed, as from the Effective Date, to be an effective mandate or instruction in respect of the corresponding Exchange Shares to which that Scheme Shareholder is entitled, except to the extent that a Scheme Shareholder already holds Parent Common Stock at the Scheme Record Time (and the registrars of Parent are able to match such holdings), in which case any mandates and instructions in relation to those existing Parent Common Stock shall also apply to the Exchange Shares issued to the Scheme Shareholder and any mandate held in respect of the Scheme Shares will therefore be disregarded.

8.	Operation of this Scheme of Arrangement

This Scheme of Arrangement shall become effective as soon as a copy of the Court Order shall have been delivered to the Registrar of Companies for England and Wales.

9.	Modification

The Company and Parent may jointly consent on behalf of all persons concerned to any modification of, or addition to, this Scheme of Arrangement or to any condition which the Court may approve or impose.

10.	Governing law

This Scheme of Arrangement is governed by English law and is subject to the exclusive jurisdiction of English courts.

Dated [•]

Annex C

FORM OF COMPANY SHAREHOLDER RESOLUTION

SPECIAL RESOLUTION

RESOLVED THAT

for the purpose of giving effect to the scheme of arrangement dated [•] (as amended or supplemented) between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a copy of which has been produced to this meeting and for the purposes of identification signed by the chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed between the Company and Parent and approved or imposed by the High Court of Justice in England and Wales (the Court) (the Scheme of Arrangement):

(A) the directors of the Company (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; and

(B) with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article [152]:

“[152]. Scheme of Arrangement

[152].1 In this article [152], references to the “Scheme of Arrangement” are to the scheme of arrangement dated [•] between the Company and the holders of Scheme Shares (as defined in the Scheme of Arrangement) under Part 26 of the Act in its original form or with or subject to any modification, addition or condition agreed between the Company and Recursion Pharmaceuticals, Inc. (the “Parent”) and approved or imposed by the High Court of Justice in England and Wales, and (save as defined in this article [152]) terms defined in the Scheme of Arrangement shall have the same meanings in this article [152].

[152].2 Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues or transfers out of treasury any shares (other than to the Parent, any subsidiary of the Parent or its nominee(s) (each a “Parent Party”)) on or after the date of the adoption of this article [152] and prior to the Scheme Record Time, such shares shall be issued or transferred in the name of the relevant person subject to the terms of the Scheme of Arrangement (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme of Arrangement accordingly.

[152].3 Notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred out of treasury to any person or such person’s nominee (other than a Parent Party) (a “New Member”) at or after the Scheme Record Time (each a “Post-Scheme Share”) such shares will, provided that the Scheme of Arrangement has become effective, be issued or transferred on terms that they shall (on the Effective Date) or, if later, on issue or transfer (but subject to the terms of this article [152].3 and article [152].6) be immediately transferred to the

Parent (or such persons as the Parent may direct) (the “Purchaser”), who shall be obliged to acquire each Post-Scheme Share in consideration of and conditional upon the Parent procuring delivery to the New Member of 0.7729 shares of Parent Common Stock (“Exchange Shares”) (the “Share Deliverable” and the ratio that an Exchange Share bears to each Scheme Share being the “Exchange Ratio”) for each Post-Scheme Share as would have been payable to a holder of the Scheme Shares under the Scheme of Arrangement, subject to article [152].5.

[152].4 The Exchange Shares allotted and issued or transferred to a New Member (or nominee) pursuant to paragraph [152].3 of this article shall be credited as fully paid and shall rank equally in all respects with all other fully paid Parent Common Stock in issue at that time (other than as regards any dividend or other distribution payable by reference to a record date preceding the date of allotment or transfer) and shall be subject to the constitution of Parent from time to time.

[152].5 No fraction of an Exchange Share shall be allotted, issued or transferred to a New Member (or nominee) pursuant to this article. Any fraction of an Exchange Share to which a New Member would otherwise have become entitled shall be aggregated with the fractional entitlements of any other New Members whose shares are being transferred under this article on the same date and the maximum whole number of Exchange Shares resulting therefrom shall be allotted and issued to a person appointed by the Company. Such Exchange Shares shall then be sold in the market as soon as practicable after their allotment and issue, and the net proceeds of sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any value added tax payable on the proceeds of sale) shall be paid in sterling to the persons entitled thereto in due proportions (rounded down to the nearest penny), except that individual entitlements to amounts of $5.00 or less shall be retained for the benefit of Parent.

[152].6 On any reorganisation of, or material alteration to, the share capital of the Company or the Parent (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Date, or a stock or scrip dividend is declared with a record date after the Effective Date, or any similar event shall have occurred (or if the number of Company Ordinary Shares represented by each Company ADS shall have been changed pursuant to the Deposit Agreement), or the number or class of Company Ordinary Shares or Parent Common Stock shall have been changed or exchanged for a different number or class of Company Ordinary Shares or Parent Common Stock, then the Exchange Ratio and the Share Deliverable shall be appropriately adjusted by the directors in such manner as the auditors of the Company or an independent investment bank selected by the Company (whichever in their absolute discretion the directors may elect) may determine to be appropriate to reflect such reorganisation or alteration and to provide to Parent, Scheme Shareholders and New Members the same economic effect as contemplated under article [152].3. References in this article [152] to such shares shall, following such adjustment, be construed accordingly.

[152].7 Any New Member may, prior to the issue or transfer of any Post-Scheme Shares to them under any Company Share Plans or any other Company option, stock unit award, option equity award or other similar equity award plan, give not less than two Business Day’s written notice to the Company in such manner as the board shall prescribe of their intention to transfer some or all of such Post-Scheme Shares to their spouse or civil partner and may, if such notice has been validly given, on such Post-Scheme Shares being issued or transferred to them immediately transfer to their spouse or civil partner any such Post-Scheme Shares, provided that such Post-Scheme Shares will then be immediately transferred from that spouse or civil partner to the Purchaser pursuant to this article [152] as if the spouse or civil partner were the relevant New Member. If notice has been validly given pursuant to this article but the New Member does not immediately transfer to their spouse or civil partner the Post-Scheme Shares in respect of which notice was given, such shares shall be transferred directly to Parent (or as it may direct) pursuant to this article.

[152].8 To give effect to any transfer of Post-Scheme Shares required by this article [152], Parent may appoint any person as attorney and/or agent for the New Member to transfer the Post-Scheme Shares to the Purchaser and execute and deliver as transferor a form or forms of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Purchaser and do all such other things and execute and deliver all such documents (whether as a deed or otherwise) as may in the opinion of the attorney and/or agent be necessary or desirable to vest the Post-Scheme Shares in the Purchaser and, pending such vesting, to exercise all such rights and privileges attaching to the Post-Scheme Shares as the Purchaser may direct. If an attorney and/or agent is so appointed, the New Member shall not thereafter (except to the extent that the attorney and/or agent fails to act in accordance with the directions of the Purchaser) be entitled to exercise any rights or privileges attaching to the Post-Scheme Shares unless so agreed by the Purchaser. The Company may give good receipt for the delivery of the Share Deliverable for each Post-Scheme Share and may register the Purchaser as holder thereof and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares. The Purchaser shall, subject to Applicable Law, settle the consideration due to the New Member pursuant to article [152].3 above by the delivery of the Share Deliverable for each Post-Scheme Scheme Share as soon as reasonably practicable following the issue of the Post-Scheme Shares to the New Member. Parent shall allot and issue or transfer the Exchange Shares to the New Member and send a cheque in sterling drawn on a UK clearing bank in favour of the New Member in respect of any fractional entitlements no later than 14 days after the date of the issue or transfer of the Post-Scheme Shares to the New Member unless: (a) the Company, in its sole discretion, determines in accordance with article [152].10 in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom that such Exchange Shares shall be sold in which case the Exchange Shares shall be sold and the net proceeds of sale distributed to the persons so entitled in accordance with article [152].10; or (b) the Company, in its sole discretion, determines in accordance with article [152].10 in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom that a cash amount equal to the value of the Exchange Shares shall be paid to the New Member, in which case Parent shall send a cheque in sterling drawn on a UK clearing bank in favour of the New Member for the consideration for such Post-Scheme Shares and in respect of any fractional entitlements no later than 14 days after the date of the issue or transfer of the Post-Scheme Shares to the New Member.

[152].10 If, in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom, the Company is advised that the allotment and/or issue or transfer of Exchange Shares pursuant to this article would or may infringe the laws of such jurisdiction or would or may require the Company and/or Parent to comply with any governmental or other consent or any registration, filing or other formality with which the Company and/or Parent is unable to comply or compliance with which the Company and/or Parent regards as unduly onerous, the Company may, in its sole discretion, determine that such Exchange Shares shall be sold or a cash amount equal to the value of the Exchange Shares shall be paid to the New Member. In the event that the Exchange Shares are to be sold, the Company shall appoint a person to act as attorney or agent for the New Member pursuant to this article and such person shall be authorised on behalf of such New Member to procure that any shares in respect of which the Company has made such determination shall, as soon as practicable following the allotment, issue or transfer of such shares, be sold, including being authorised to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (whether as a deed or otherwise). The net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any value added tax payable on the proceeds of sale), or the cash amount equal to the value of the Exchange Shares, shall be paid to the persons entitled thereto in due proportions as soon as practicable, save that any fractional cash entitlements shall be rounded down to the nearest whole penny.

[152].9 Notwithstanding any other provision of these articles, both the Company and the directors shall refuse to register the transfer of any shares between the Scheme Record Time and the Effective Date, other than to the Purchaser pursuant to the Scheme of Arrangement.

[152].10 If the Scheme of Arrangement shall not have become effective by the date referred to in (or otherwise set in accordance with) clause [•] of the Scheme of Arrangement, this article [152] shall cease to be of any effect.”

(C) The Company be and is hereby directed to deliver the Court Order to the Registrar of Companies in England and Wales if the Court Sanction is obtained and provided that no injunction or other Order by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted that remains in effect or effective, in each case that prevents, enjoins, prohibits or makes illegal the consummation of the Transaction; and

(D) The directors of the Company (or a duly authorized committee of the directors) be and are hereby directed that they need not undertake a Company Adverse Recommendation Change in connection with a Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Superior Proposal following the time at which the Company Shareholder Approval is obtained (capitalized terms in this resolution having the meanings set forth in the Transaction Agreement).

EXHIBIT 10.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (as the same may be amended from time to time in accordance with its terms, this “Agreement”), dated as of August 8, 2024, by and between the undersigned stockholder (the “Stockholder”) in such person’s capacity as a stockholder of Recursion Pharmaceuticals, Inc., a Delaware corporation (“Parent”), and Exscientia plc, a public limited company incorporated in England and Wales with registered number 13483814 (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Transaction Agreement (as defined below).

WHEREAS, in order to induce the Company to enter into a Transaction Agreement with Parent, dated as of the date hereof (the “Transaction Agreement”), the Company has requested the Stockholder, and the Stockholder has agreed, to enter into this Agreement with respect to the number of shares of Common Stock, par value $0.00001 per share, of Parent (the “Shares”) that the Stockholder beneficially owns and are set forth on Schedule A (together with such additional Shares or other voting securities of Parent of which the Stockholder acquires record or beneficial ownership after the date hereof, the “Subject Shares”).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

VOTING AGREEMENT

Section 1.01. Voting Agreement. Beginning on the date hereof until the Expiration Date (as defined in Section 5.05), the Stockholder hereby irrevocably and unconditionally agrees that at any properly convened meeting of the stockholders of Parent, however called, and at any adjournment thereof, at which the issuance of Class A Common Stock of Parent as contemplated by the Transaction Agreement for purposes of applicable rules and regulations of Nasdaq (the “Parent Share Issuance”) is submitted for the consideration and vote of the stockholders of Parent, or in any other circumstance in which the vote or other approval of the stockholders of Parent is sought in connection with the Transaction, the Stockholder shall, in each case to the fullest extent that the Subject Shares are entitled to vote thereon, (a) appear at such meeting or otherwise cause the Subject Shares to be counted as present thereat for purposes of calculating a quorum, (b) vote (or cause to be voted), in person or by proxy, all Subject Shares that the Stockholder is entitled to vote at the time of any vote (i) in favor of the Parent Share Issuance and any actions related thereto, (ii) in favor of any proposal to adjourn a meeting of the stockholders of Parent to solicit additional proxies in favor of the Parent Share Issuance and any actions related thereto, and (iii) against any (A) Ruby Acquisition Proposal or (B) any resolution that would reasonably be expected to, if passed, prevent or materially delay, impair, frustrate, disrupt or impede the Transaction otherwise cause the Transaction not to consummate at the earliest practicable time or at all, or which is or may reasonably be expected to be materially prejudicial to the success of the Transaction.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder on his own behalf represents and warrants to the Company, as of the date hereof, that:

Section 2.01. Authorization; Binding Agreement. The execution, delivery and performance by the Stockholder of this Agreement and the consummation by the Stockholder of the transactions contemplated hereby are within the organizational or individual powers of the Stockholder and have been duly authorized by all necessary action on the part of the Stockholder. This Agreement constitutes a legal, valid and binding Agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject, in the case of enforceability, to the Bankruptcy and Equity Exceptions. If the Subject Shares set forth on Schedule A constitute community property under Applicable Law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, the Stockholder’s spouse. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement. Other than as provided in the Transaction Agreement and except for any filings by the Stockholder with the SEC, the execution, delivery and performance by the Stockholder of this Agreement do not require any action by or in respect of, or any notice, report or other filing by the Stockholder with or to, or any consent, registration, approval, permit or authorization from, any Governmental Authority, other than any actions or filings the absence of which would not reasonably be expected to, individually or in the aggregate, prevent, delay or impair the Stockholder’s ability to perform the Stockholder’s obligations hereunder.

Section 2.02. Non-Contravention. The execution, delivery and performance by the Stockholder of this Agreement and the performance of his obligations hereunder do not and will not (i) if the Stockholder is an entity, violate the certificate of incorporation or bylaws (or other comparable organizational documents) of the Stockholder, (ii) violate in any material respect any Applicable Law, or (iii) require any consent of any Person under, constitute a default under, or give rise to any right of termination, amendment, cancellation or acceleration of any Contract to which the Stockholder is a party, in each case of this clause (iii), other than such consents or other actions that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not reasonably be expected to, individually or in the aggregate, prevent, delay or impair the Stockholder’s ability to perform his obligations hereunder.

Section 2.03. Ownership of Shares. Except as disclosed in the applicable footnotes under the heading “Security Ownership of Certain Beneficial Owners and Management” in Parent’s Schedule 14A, dated April 23, 2024 (such disclosure, the “Ownership Disclosure”), the Stockholder is the sole record and beneficial owner of the Subject Shares, free and clear of any Liens (other than Permitted Liens and any Liens created by this Agreement). Except for this Agreement, none of the Subject Shares is subject to any voting trust or other Contract with respect to the voting of such Subject Shares. Except as otherwise provided in Article 1 of this Agreement or as disclosed in the Ownership Disclosure, the Stockholder has, and will have at all times during the term of this Agreement, the sole right to vote and direct the vote of, and to dispose of and direct the disposition of, the Subject Shares, and there are no Contracts of any kind, contingent or otherwise, obligating the Stockholder to Transfer (as defined in Section 4.01(a)), or cause to be Transferred, any of the Subject Shares, and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Subject Shares. Except for this Agreement, none of the Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney. For purposes of this Agreement, “beneficial ownership” and “beneficially own” and similar terms have the meaning set forth in Rule 13d-3 under the U.S. Securities Exchange Act of 1934.

Section 2.04. Total Shares. Except for the Subject Shares, the Stockholder does not beneficially own any other Equity Interests of Parent as of the date of this Agreement.

Section 2.05. Reliance. The Stockholder understands and acknowledges that the Company is entering into the Transaction Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of the Stockholder contained herein. The Stockholder acknowledges that it has had the opportunity to seek independent legal advice from legal counsel of the Stockholder’s own choosing prior to executing this Agreement. The Stockholder understands and acknowledges that the Transaction Agreement governs the terms of the Transaction.

Section 2.06. No Other Representations. The Stockholder acknowledges and agrees that other than the representations expressly set forth in this Agreement, the Company has not made, and is not making, any representations or warranties to the Stockholder with respect to the Company, the Transaction Agreement or any other matter. The Stockholder hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Stockholder, as of the date hereof, as follows:

Section 3.01. Corporation Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, in the case of enforceability, to the Bankruptcy and Equity Exceptions.

Section 3.02. Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the performance of its obligations hereunder do not and will not (i) violate the certificate of incorporation or bylaws (or other comparable organizational documents) of the Company, (ii) violate any Applicable Law, (iii) other than the filing of a Schedule 13D with the SEC, require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any Contract to which the Company is a party, in each case, other than such consents or other actions that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not reasonably be expected to, individually or in the aggregate, prevent, delay or impair the Company’s ability to perform its obligations hereunder.

Section 3.03. No Other Representations. The Company acknowledges and agrees that other than the representations expressly set forth in this Agreement, the Stockholder has not made, and is not making, any representations or warranties to the Company with respect to the Stockholder, the Transaction Agreement or any other matter. The Company hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).

ARTICLE 4

COVENANTS OF THE STOCKHOLDER

The Stockholder hereby covenants and agrees that:

Section 4.01. No Proxies for or Encumbrances on the Subject Shares.

(a) Beginning on the date hereof until the earliest of the (x) Expiration Date, (y) the occurrence of the vote at the Parent Stockholder Meeting to approve the Parent Share Issuance and (z) December 31, 2024, except pursuant to the terms of this Agreement, the Stockholder shall not, without the prior written consent of the Company, directly or indirectly, (i) grant any proxies, powers of attorney, or any other authorizations or consents, or enter into any voting trust or other agreement or arrangement with respect to the voting of any Subject Shares, (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any Contract with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of (including by gift, and whether by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise, and including pursuant to any derivative transaction), any Subject Shares (or any beneficial ownership therein or portion thereof) during the term of this Agreement or consent to any of the foregoing (each, a “Transfer” (which defined term includes derivations of such defined term)), (iii) otherwise permit any Liens to be created on any of the Subject Shares, or (iv) enter into any Contract with respect to the direct or indirect Transfer of any of the Subject Shares; provided that nothing herein shall prohibit the Stockholder from the following: (A) if the Stockholder is an individual, make Transfers of the Subject Shares (w) to any trust for the direct benefit of the Stockholder or the immediate family of the Stockholder, (x) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the Stockholder, (y) by operation of law pursuant to a qualified domestic relations order or in connection with a divorce settlement, or (z) to Parent to cover tax withholding obligations of the Stockholder in connection with the vesting of any equity award of Parent, provided that the underlying Subject Shares held by the Stockholder shall continue to be subject to the restrictions and obligations set forth in this Agreement, (B) Transfer Subject Shares to an Affiliate of the Stockholder or (C) pursuant to, and in compliance with, a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act that is in effect as of the date of this Agreement (any such Transfer, a “Permitted Transfer”); provided, further, that a Permitted Transfer in the foregoing clauses “(A)(w)”, “(A)(x)” and “(B)” shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of the Stockholder under, this Agreement with respect to the Subject Shares so Transferred by executing and delivering a joinder agreement, in form and substance reasonably acceptable to the Company.

(b) The Stockholder hereby agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any Person to which legal or beneficial ownership shall pass, whether by operation of law or otherwise including his successors or permitted assigns and if any involuntary Transfer of any of the Subject Shares shall occur (including a sale by the Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold the Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement as the Stockholder for all purposes hereunder.

(c) Except as otherwise expressly permitted by this Section 4.01, the Stockholder hereby agrees not to request that Parent register the Transfer of any certificate or uncertificated interest representing any or all of the Subject Shares and the Stockholder authorizes Parent to impose stop orders to prevent the Transfer of any of the Subject Shares in violation of this Agreement.

Section 4.02. No Solicitation. The Stockholder shall not take any action that Parent would then be prohibited from taking under Section 7.02(a)(i) to Section 7.02(a)(iv) of the Transaction Agreement.

Section 4.03. Notice of Certain Events. The Stockholder shall promptly notify the Company of any material fact, change or development occurring or arising after the date hereof that causes, or would reasonably be expected to cause, any breach of any representation, warranty, covenant or agreement of the Stockholder hereunder.

Section 4.04. Adjustments. In the event of any stock split, stock dividend or distribution, reorganization, recapitalization, readjustment, reclassification, combination, exchange of shares or the like of the capital stock of Parent on, of or affecting the Subject Shares, then the terms of this Agreement shall apply to the Equity Securities of Parent received in respect of the Subject Shares by the Stockholder immediately following the effectiveness of the events described in this Section 4.04, as though they were Subject Shares hereunder.

Section 4.05. Directors and Officers. Nothing in this Agreement shall limit or restrict the Stockholder who serves as a director or officer of Parent or any of its Subsidiaries in acting in his capacity as a director or as an officer, as applicable, of Parent or such Subsidiary, as applicable. The Stockholder is entering into this Agreement solely in his capacity as a stockholder of Parent and nothing herein shall not limit or affect in any manner, the Stockholder’s actions, omissions, judgments or decisions as a director or officer, as applicable, of Parent or any of its Subsidiaries, including, taking any action permitted by Section 7.02 of the Transaction Agreement, and no such action, omission, judgment or decision, in the Stockholder, affiliate or designee’s capacity as member of the director or officer of Parent or any of its Subsidiaries shall violate any of the Stockholder’s agreements or obligations under this Agreement. The Company shall not assert any claim that any action taken by the Stockholder in his capacity as a director or officer of Parent or any of its Subsidiaries violates any provision of this Agreement.

Section 4.06. Disclosure. The Stockholder shall permit the Company and Parent to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document the Company or Parent determines to be necessary in connection with the Transaction, the Stockholder’s identity and ownership of the Subject Shares and the nature of the Stockholder’s commitments under this Agreement.

Section 4.07. Additional Shares. In the event that the Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to Parent, such Shares or voting interests shall, without further action of the parties, be deemed Subject Shares and subject to the provisions of this Agreement, the number of Shares held by the Stockholders shall be deemed amended accordingly, and such Shares or voting interests shall automatically become subject to the terms of this Agreement. The Stockholder shall promptly notify the Company of any such event.

Section 4.08. Proceedings. The Stockholder hereby agrees not to commence or participate in any Proceeding or claim, whether derivative or otherwise, against the Company, Parent or any of their respective Affiliates, or their respective boards of directors or members thereof or officers, relating to the negotiation, execution or delivery of this Agreement or the Transaction Agreement, or the consummation of the Transaction, including any such claim (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (b) alleging a breach of any fiduciary duty of Parent Board in connection with the Transaction Agreement or the Transaction, and the Stockholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided that the foregoing shall not limit the Stockholder from (i) participating as a defendant or asserting counterclaims in response to any claims commenced against the Stockholder relating to this Agreement, the Transaction Agreement or the Transaction or (ii) asserting a claim against the Company for breach of this Agreement or, to the extent permitted by the Transaction Agreement and Applicable Law.

Section 4.09. Adverse Actions. The Stockholder hereby covenants and agrees that the Stockholder shall not, at any time prior to the Expiration Date (as defined in Section 5.05), take any action that may reasonably be expected to prevent or have the effect of materially delaying, impairing, frustrating, disrupting, or impeding the Transaction, or otherwise causing the Transaction not to become effective at the earliest practicable time, or which is or may reasonably be expected to be prejudicial to the success of the Transaction.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Interpretation. The following rules of interpretation shall apply to this Agreement: (i) the words “hereof”, “hereby”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof; (iii) references to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified; (iv) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders; (v) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import; (vi) “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (vii) references to any Applicable Law shall be deemed to refer to such Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder; (viii) references to any Person include the successors and permitted assigns of that Person; (ix) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (x) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if”; and (xi) the parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 5.02. Further Assurances. The Company and the Stockholder will use commercially reasonable efforts to each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its or his best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.

Section 5.03. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholder, and the Company shall have no authority to exercise any power or authority to direct the Stockholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.

Section 5.04. Notices. All notices, requests and other communications to any party hereunder shall be in writing sent via email and shall be given:

if to the Company, to:

Exscientia plc

The Schrödinger Building

Heatley Road

Oxford Science Park

Oxford, OX4 4GE

Attention: Executive Vice President, Legal

Email: [redacted]

with a copy (which shall not constitute notice) to:

Allen Overy Shearman Sterling LLP

One Bishops Square

London, E1 6AD

Attention: Matthew Appleton

Nick Withers

Email:   matthew.appleton@aoshearman.com

nick.withers@aoshearman.com

and

Allen Overy Shearman Sterling US LLP

599 Lexington Avenue

New York, NY 10022

Attention: Clare O’Brien

Christopher Glenn

Email:   cobrien@aoshearman.com

christopher.glenn@aoshearman.com

if to the Stockholder, to the email address set forth on the Stockholder’s signature page hereto:

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation

701 Fifth Avenue, Suite 5100

Seattle, WA 98104

Attention: Patrick Schultheis; Robert T. Ishii; Remi P. Korenblit;

Brendan Ripley Mahan

Email:   PSchultheis@wsgr.com; RIshii@wsgr.com; RKorenblit@wsgr.com;

BMahan@wsgr.com

and with a copy (which shall not constitute notice) to:

Clifford Chance LLP

10 Upper Bank Street

London, E14 5JJ

Attention: David Pudge; Katherine Moir

Email: David.Pudge@CliffordChance.com;

Katherine.Moir@CliffordChance.com

or to such other email address as such party may hereafter specify for the purpose by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of dispatch by the sender thereof (to the extent that no “bounce back”, “out of office” or similar message indicating non-delivery is received with respect thereto), in each case to the required recipient as set forth above, if such dispatch is made by 5:00 p.m. New York City time on a Business Day or, if made after 5:00 p.m. New York City time on a Business Day, such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.

Section 5.05. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall automatically terminate without further action of any party hereto upon the earlier of (a) the Effective Time, (b) the termination of the Transaction Agreement in accordance with its terms or (c) the mutual written agreement of each party to this Agreement (any such date under clauses (a) through (c) being referred to herein as the “Expiration Date”). Notwithstanding the foregoing, (i) the provisions set forth in this Article 5 shall survive the termination of this Agreement and (ii) no termination of this Agreement shall relieve any party hereto from liability, or otherwise limit the liability of any party hereto, for any willful breach of this Agreement that occurred prior to the Expiration Date.

Section 5.06. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party that incurred such cost or expense.

Section 5.07. Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 5.08. Governing Law. This Agreement and all Proceedings arising out of or related to under this Agreement or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules or principles that would result in the application of the law of any other state or jurisdiction.

Section 5.09. Jurisdiction. Each of the parties hereto irrevocably and unconditionally agrees that any Proceeding with respect to this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably and unconditionally submits with regard to any such action or proceeding for itself and in respect of its property to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by Applicable Law, any claim that (i) the Proceeding in such court is brought in an inconvenient forum, (ii) the venue of such Proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby consents to the service of process in accordance with Section 5.04 in any Proceeding relating to this Agreement or any of the transactions contemplated by this Agreement; provided, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law.

Section 5.10. WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

Section 5.11. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, including by facsimile, by email with .pdf attachments, or by other electronic signatures (including, DocuSign and AdobeSign), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by all of the other parties hereto.

Section 5.12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 5.13. Specific Performance. The parties’ rights in this Section 5.13 are an integral part of the transactions contemplated by this Agreement. The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any breach of any of the provisions of this Agreement or (b) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement (this being in addition to any other remedy to which they are entitled under this Agreement or under Applicable Law), without proof of actual damages, and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

THE COMPANY: EXSCIENTIA PLC

By:
Name:
Title:

[Voting and Support Agreement Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

STOCKHOLDER: [STOCKHOLDER]

By:
Name:
Title: Email:

[Voting and Support Agreement Signature Page]

Schedule A

Subject Shares

EXHIBIT 10.2

INSTITUTIONAL SHAREHOLDER IRREVOCABLE UNDERTAKING

To:	Recursion Pharmaceuticals, Inc.

41 S Rio Grande Street

Salt Lake City, UT 84101

United States

(“Parent”)

Exscientia plc

The Schrödinger Building

Oxford Science Park

Oxford OX4 4GE

United Kingdom

(the “Company”)

August 8, 2024

Dear Sir/Madam

Proposed acquisition of the Company

1.	ACQUISITION

1.1

In this undertaking (the “Undertaking”), the “Acquisition” means the proposed acquisition by or on behalf of Parent of all the issued and to be issued ordinary share capital of the Company, substantially on the terms set out in the transaction agreement dated on or around the date of this Undertaking between the Parent and the Company (the “Transaction Agreement”), to be implemented by way of (i) a court sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”) between the Company and the holders of its ordinary shares, or (ii) a takeover offer (as such term is defined in section 974 of the Companies Act 2006) (a “Takeover Offer”). Capitalised terms used but not otherwise defined in this Undertaking shall have the meanings assigned to such terms in the Transaction Agreement.

1.2	This Undertaking is given in consideration of Parent agreeing (subject to paragraph 12.4 below) to proceed with the Acquisition.

2.	CONDITION OF UNDERTAKING

The obligations in paragraphs 3 to 8 and 10 of this Undertaking are conditional on the Transaction Agreement being entered into by no later than 11:59p.m. Mountain Time on August 8 2024 (or such later time or date as the Company and Parent agree).

3.	OWNERSHIP OF SHARES

We hereby irrevocably and unconditionally (subject to the conditions set out in paragraph 2), represent and warrant to Parent and the Company that:

3.1

we are the registered holder and/or beneficial owner of or have full discretionary management control over such number of ordinary shares of £0.0005 each in the capital of the Company (the “Company Ordinary Shares”) and/or such number of American depository shares of the Company representing the Company Ordinary Shares (the “Company ADS” and, in this Undertaking, the “Company Shares” shall include the

Company Ordinary Shares and the Company ADS) specified in Schedule 1 (the “Existing Company Shares”), free and clear of all Liens (except for Liens that would not, individually or in the aggregate prevent, materially interfere with, materially delay or materially impair our ability to perform our obligations in this Undertaking);

3.2	save as set out in Schedule 1, we are not interested in any other securities of the Company and we do not have any rights to subscribe, purchase or otherwise acquire any securities of the Company;

3.3

we have and will at all times have the power, authority and the right to enter into this Undertaking, to perform the obligations in this Undertaking in accordance with its terms and to transfer (whether pursuant to the Scheme, the Takeover Offer or otherwise), the Shares (as defined below); and

3.4

our entry into this Undertaking, and the performance of our obligations in this Undertaking in accordance with its terms, will not (i) conflict with or violate any of our organizational documents, as applicable; (ii) conflict with or violate in any material respect any Applicable Law or Order applicable to us or by which we or any of our properties are or may be bound or affected; (iii) require any Consent of any Person (including any Governmental Authority); or (iv) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to any other Person (with or without notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time or both) in the creation of any Lien on any of our Shares pursuant to, any Contract to which we are a party or by which we or any of our Affiliates or properties are or may be bound or affected, except, in the case of clauses (iii) and (iv), as would not, individually or in the aggregate, prevent, materially interfere with, materially delay or materially impair our ability to perform our obligations in this Undertaking.

4.	DEALINGS AND UNDERTAKINGS

We hereby irrevocably and unconditionally (subject to the conditions set out in paragraph 2) undertake to Parent and the Company that, other than pursuant to the Acquisition, we shall not (and, where applicable, shall procure that the registered holder shall not) before this Undertaking lapses in accordance with paragraph 9 below:

4.1

beginning on the date hereof until the earlier of (i) the occurrence of the votes at the Company Shareholder Meetings or (ii) 31 December 2024, sell, transfer, charge, encumber, create or grant any option, equity, third party right or lien over or otherwise dispose of (or permit any such actions to occur in respect of) any interest in the Existing Company Shares, or any other Company Shares issued or unconditionally allotted to, or otherwise acquired by us, or any further Company Shares in respect of which we become the registered holder or beneficial owner, before then, or any other shares or interests in shares attributable to or deriving from such shares (“Further Company Shares”) (together with the Existing Company Shares, the “Shares”); or

4.2

accept, in respect of the Shares, any offer made or proposed (whether to be implemented by way of a contractual offer, scheme of arrangement or otherwise) for any securities in the Company, by any person other than Parent; or

4.3	make or solicit any person other than Parent to make any offer to acquire the whole or any part of the issued share capital of the Company; or

4.4

take any action that the Company or its Representatives would be restricted from taking pursuant to Sections 6.02(a)(i) to (iv) of the Transaction Agreement, as if we were the Company mutatis mutandis; or

4.5

take any action (including the exercise of voting rights or the rights to convene or requisition any general, class or other meeting of the Company shareholders) or make any statement which may reasonably be expected to have the effect of frustrating, disrupting or impeding the Scheme or otherwise causing the Scheme not to become effective at the earliest practicable time, or which is or may reasonably be expected to be prejudicial to the success of the Acquisition; or

4.6	enter into any agreement or arrangement, incur any obligation or give any indication of intent (or permit such circumstances to occur):

4.6.1	to do all or any of the acts referred to in paragraphs 4.1 to 4.5 above; or

4.6.2	in relation to, or operating by reference to, the Shares, which would or might restrict or impede giving effect to the Scheme by any person, or our ability to comply with this Undertaking,

and, for the avoidance of doubt, references in this paragraph 4.6 to any agreement, arrangement or obligation shall include any such agreement, arrangement or obligation, whether or not legally binding or subject to any condition, or which is to take effect upon or following the Scheme lapsing or being withdrawn, or upon or following this Undertaking ceasing to be binding, or upon or following any other event.

5.	UNDERTAKING TO VOTE IN FAVOUR OF THE SCHEME

5.1

Unless and until this Undertaking lapses in accordance with paragraph 9, we hereby irrevocably and unconditionally (subject to the conditions set out in paragraph 2) undertake to Parent and the Company to:

5.1.1

exercise (or, if applicable, procure the exercise of) all voting rights attaching to our Shares to vote in favour of all resolutions to approve the Scheme, the Acquisition and any related matters (including any proposed amendments to the Company’s articles of association), proposed at any general or class meeting or any postponement, adjournment or reconvening thereof (the “Company GM”) and Court-convened meeting or any postponement, adjournment or reconvening thereof (the “Scheme Meeting”) of the Company to be convened and held in connection with the Scheme and the Acquisition;

5.1.2

(i) execute and complete (or procure the execution and completion of) all relevant forms of proxy or voting instructions in respect of all of our Shares validly appointing any person nominated by Parent to attend and vote at any Company GM or Scheme Meeting in respect of the resolutions to approve the Scheme, the Acquisition and any related matters; and (ii) lodge or submit (or procure the lodgement or submission of) such executed forms of proxy or voting instructions by no later than the earlier of (A) 5.00 p.m. on the tenth business day after the Company publishes the proxy document setting out the terms of the Acquisition and the Scheme and accompanying the notices of the Company GM and Scheme Meeting (the “Proxy Statement”) to the Company shareholders (or, in respect of Further Company Shares, by 5.00 p.m. on the date which is the fifth business day after acquiring an interest in such Shares, if later), and (B) the deadline for submitting the proxy or voting instruction (as appropriate) as set out in the relevant notice of meeting;

5.1.3	not withdraw, revoke or amend any proxy or voting instruction submitted in accordance with paragraph 5.1.2, either in writing or by attendance at any Company GM or Scheme Meeting or otherwise; and

5.1.4

execute (or procure the execution of) all such documents or do (or procure the doing of) such acts and things as may be necessary or desirable to be executed or done by us for the purposes of giving effect to this Undertaking.

5.2

We irrevocably and unconditionally (subject to the conditions set out in paragraph 2) undertake that Parent will acquire the Shares pursuant to the Acquisition, which provides for the transfer of the Shares to Parent fully paid, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

6.	VOTING RIGHTS AND PREJUDICIAL ACTION

Unless and until this Undertaking lapses in accordance with paragraph 9, we hereby irrevocably and unconditionally (subject to the conditions set out in paragraph 2) undertake that:

6.1

we shall not exercise (or where applicable shall procure no exercise of) any of the voting rights attached to the Shares at any Scheme Meeting or Company GM other than in accordance with this Undertaking;

6.2

we shall otherwise exercise (or where applicable procure the exercise of) the voting rights attached to the Shares on any resolution which would assist implementation of the Acquisition if it were passed or rejected at a general, class or other meeting of the Company shareholders (a “Relevant Resolution”) only in accordance with Parent’s directions;

6.3

we shall requisition or join in the requisition (or where applicable procure the requisition) of any general, class or other meeting of the Company shareholders for the purpose of considering any such Relevant Resolution and require the Company to give notice of such Resolution only in accordance with Parent’s directions;

6.4

we shall exercise (or where applicable procure the exercise of) the voting rights attached to the Shares against any resolution (whether at any general, class or other meeting or otherwise) that would reasonably be expected to, if passed, prevent or materially delay, impair, frustrate, disrupt, impede or otherwise causing the Acquisition not to become effective at the earliest practicable time or at all, or which is or may reasonably be expected to be materially prejudicial to the success of the Acquisition, including any resolution that purports to approve or give effect to a proposal by a person other than Parent, to acquire (or have issued to it) any shares or other securities of the Company (whether by way of scheme of arrangement or otherwise) or any assets of the Company; and

6.5

for purposes of this paragraph 6, we shall execute (or procure the execution of) any form of proxy required by Parent appointing any person nominated by Parent to attend and vote at the relevant meeting (or any adjournment thereof).

7.	CONSENTS

We agree to:

7.1	promptly notify Parent of any dealing or change in the number of Shares subject to this Undertaking;

7.2

promptly inform you of all information relating to the Shares and this Undertaking that you may require in order to comply with the requirements of the Court or of any other applicable law or regulation, and immediately notify you in writing of any material change in the accuracy or import of any such information and consent to the public disclosure of such information;

7.3

the publication or filing of the Transaction Agreement, this Undertaking, Proxy Statement and any related public disclosures with the references to us and any other registered holder of any of the Shares in which we have (or will have as the case may be) effective control over the voting rights of or a beneficial interest and to particulars of this Undertaking;

7.4	particulars of this Undertaking being set out in any other announcement or document issued in connection with the Acquisition and in the Proxy Statement; and

7.5	this Undertaking being available for inspection as required by applicable laws and regulations.

8.	PROCUREMENT

We irrevocably undertake to cause any registered holders of the Shares to comply with all relevant undertakings in paragraphs 2 to 7 and 10 (inclusive) of this Undertaking in respect of such Shares.

9.	LAPSE OF UNDERTAKING

9.1	All of our obligations pursuant to this Undertaking will lapse and cease to have effect on the earlier of the following occurrences:

9.1.1

the Transaction Agreement is not executed by all parties to it by 6.00 p.m. on the second business day following the date of this Undertaking, or such later time or date as the Company and Parent may agree; or

9.1.2	the Transaction Agreement is terminated in accordance with its terms; or

9.1.3	any competing offer for the entire issued and to be issued share capital of the Company is declared unconditional or, if proceeding by way of a scheme of arrangement, becomes effective.

9.2

If the obligations in this Undertaking lapse, we shall have no claim against Parent and Parent shall have no claim against us other than in respect of any prior breach of any of the terms of this Undertaking.

10.	SCHEME OF ARRANGEMENT OR TAKEOVER OFFER

In the event that the Acquisition is implemented by way of a Takeover Offer, we confirm and agree that this Undertaking shall continue to be binding mutatis mutandis in respect of all of the Shares and all references to the Scheme shall, where the context permits, be read as references to the Takeover Offer (or to both the Scheme and the Takeover Offer, as appropriate). Notwithstanding the generality of the foregoing, references in this Undertaking:

10.1

to voting in favour of the Scheme and voting in favour of the resolutions to be proposed at the Scheme Meeting and/or the Company GM shall be read and construed as references to accepting the Takeover Offer, which acceptances in such circumstances shall be tendered by 1.00 p.m. on the fifth business day after the publication of the Offer Document (or, in respect of Further Company Shares, by 1.00 p.m. on the date which is the fifth business day after acquiring an interest in such Shares, if later) and in any case before the deadline for acceptance under the Takeover Offer, and even if the terms of the Takeover Offer (or applicable law or regulation) give accepting shareholders the right to withdraw acceptances, we shall not withdraw (nor shall we procure the withdrawal of) our acceptances in respect of any of the Shares. We further undertake, if so required by Parent, to execute (or procure the execution of) all such other documents or do (or procure the doing of) such other acts as may be necessary or desirable for the purpose of giving Parent the full benefit of our undertakings hereunder;

10.2	to the Scheme becoming effective shall be read as references to the Takeover Offer becoming unconditional;

10.3	to the Scheme lapsing or being withdrawn shall be read as references to the lapsing or withdrawal of the Takeover Offer; and

10.4	to the Proxy Statement shall be read as references to the Offer Document.

11.	TIME IS OF THE ESSENCE

Any time, date or period referred to in this Undertaking may be extended by mutual agreement, but as regards any time, date and period originally fixed or as extended, time shall be of the essence. All times referred to in this Undertaking are New York times unless otherwise stated.

12.	MISCELLANEOUS

12.1

In the event that the Scheme is modified or amended pursuant to the requirements of, or with the approval of, the Court and in accordance with the terms of the Scheme, we confirm and agree that (except where such modification or amendment would materially reduce the amount of consideration we would reasonably expect to receive in respect of the shares pursuant to the Transaction) this Undertaking shall continue to be binding mutatis mutandis in respect of the Shares.

12.2

We agree that damages would not be an adequate remedy for breach of this Undertaking and, accordingly, Parent shall be entitled to the remedies of specific performance, injunction or other equitable remedies.

12.3

The ejusdem generis principle of construction shall not apply to this Undertaking. Any phrase introduced by the terms “other”, “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words following or preceding those terms.

12.4

We acknowledge that the entry into of the Transaction Agreement by Parent is at Parent’s absolute discretion. For the avoidance of doubt, nothing in this undertaking shall oblige Parent to execute the Transaction Agreement or any related documents, make any announcement or proceed with the Acquisition (whether pursuant to the Scheme, the Takeover Offer or otherwise).

12.5

We understand and confirm that, until the Acquisition has been announced, the fact that the Acquisition is under consideration and the terms and conditions of the Acquisition constitute inside information, and we shall keep such information strictly confidential save as required by any applicable law or competent regulatory authority.

12.6	In this Undertaking, references to:

12.6.1

“Acquisition” shall include any new, increased, renewed or revised acquisition proposal made by or on behalf of Parent howsoever implemented, provided that the financial terms of the Acquisition shall be no less favourable than those set out in the Transaction Agreement;

12.6.2

“business day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, Salt Lake City, Utah, or London, England are authorised or required by Applicable Law to close;

12.6.3	being “interested in” or having “interests in” shares or securities shall be construed in accordance with Part 22 of the Companies Act 2006;

12.6.4

“Scheme” shall include any new, increased, renewed or revised proposal made by or on behalf of Parent, implemented by way of a scheme arrangement under Part 26 of the Companies Act 2006, as amended from time to time, provided that the financial terms of the Scheme shall be no less favourable than those set out in the Transaction Agreement; and

12.6.5

“Takeover Offer” shall include any new, increased, renewed or revised proposal made by or on behalf of Parent, implemented by way of a takeover offer (as such term is defined in section 974 of the Companies Act 2006, as amended from time to time), provided that the financial terms of the Takeover Offer shall be no less favourable than those set out in the Transaction Agreement.

13.	GOVERNING LAW AND JURISDICTION

13.1.1	This Undertaking and all non-contractual obligations arising from or in connection with this Undertaking are governed by and construed in accordance with English law.

13.1.2

The English courts have exclusive jurisdiction to settle any dispute, claim or controversy arising from or connected with this Undertaking (a “Dispute”) (including a Dispute regarding the existence, validity or termination of this Undertaking or relating to any non-contractual or other obligation arising out of or in connection with this Undertaking or its formation) and we irrevocably submit to the exclusive jurisdiction of the English courts for all purposes in relation to this undertaking.

SCHEDULE 1

Ownership of Company Shares

1	2	3	4
No. of Company Ordinary Shares	If applicable, no. of Company ADS representing such Company Ordinary Shares	Exact name(s) of registered holder as appearing on the register of members #	Beneficial owner #

#	Where more than one, indicate number of shares attributable to each.

Signed by (print name)
for and on behalf of [SHAREHOLDER]

We acknowledge receipt of this Undertaking:

Signed by (print name)
for and on behalf of Recursion Pharmaceuticals, Inc.

Signed by (print name)
for and on behalf of Exscientia plc

EXHIBIT 10.3

INDIVIDUAL SHAREHOLDER IRREVOCABLE UNDERTAKING

To:	Recursion Pharmaceuticals, Inc.

41 S Rio Grande Street

Salt Lake City, UT 84101

United States

(“Parent”)

Exscientia plc

The Schrödinger Building

Oxford Science Park

Oxford OX4 4GE

United Kingdom

(the “Company”)

August 8, 2024

Dear Sir/Madam

Proposed acquisition of the Company

1.	ACQUISITION

1.1

In this undertaking (the “Undertaking”), the “Acquisition” means the proposed acquisition by or on behalf of Parent of all the issued and to be issued ordinary share capital of the Company, substantially on the terms set out in the transaction agreement dated on or around the date of this Undertaking between the Parent and the Company (the “Transaction Agreement”), to be implemented by way of (i) a court sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”) between the Company and the holders of its ordinary shares, or (ii) a takeover offer (as such term is defined in section 974 of the Companies Act 2006 (a “Takeover Offer”). Capitalised terms used but not otherwise defined in this Undertaking shall have the meanings assigned to such terms in the Transaction Agreement.

1.2	This Undertaking is given in consideration of Parent agreeing (subject to paragraph 12.4 below) to proceed with the Acquisition.

2.	CONDITION OF UNDERTAKING

The obligations in paragraphs 3 to 8 and 10 of this Undertaking are conditional on the Transaction Agreement being entered into by no later than 11:59p.m. Mountain Time on August 8 2024 (or such later time or date as the Company and Parent agree).

3.	OWNERSHIP OF SHARES

I hereby irrevocably and unconditionally (subject to the condition set out in paragraph 2), represent and warrant to Parent and the Company that:

3.1

I am (or, where applicable, my Connected Persons (as defined in paragraph 12.8) are) the registered holder and/or beneficial owner of such number of ordinary shares of £0.0005 each in the capital of the Company (the “Company Ordinary Shares”) and/or such number of American depository shares of the Company representing the Company Ordinary Shares (the “Company ADS” and, in this Undertaking, the “Company Shares” shall include the Company Ordinary Shares and the Company ADS) specified in Schedule 1 (the “Existing Company Shares”), free and clear of all Liens (except for Liens that would not, individually or in the aggregate prevent, materially interfere with, materially delay or materially impair our ability to perform our obligations in this Undertaking);

3.2

save as set out in Schedule 1, I and my Connected Persons are not interested in any other securities of the Company and neither I nor my Connected Persons have any rights to subscribe, purchase or otherwise acquire any securities of the Company;

3.3

I have and will at all times have the power, authority and the right to enter into this Undertaking, to perform the obligations in this Undertaking in accordance with its terms and to transfer (whether pursuant to the Scheme, the Takeover Offer or otherwise), the Shares (as defined below); and

3.4

my entry into this Undertaking, and the performance of my obligations in this Undertaking in accordance with its terms, will not (i) conflict with or violate in any material respect any Applicable Law or Order applicable to me or by which I or any of my properties are or may be bound or affected; (ii) require any Consent of any Person (including any Governmental Authority); or (iii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to any other Person (with or without notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time or both) in the creation of any Lien on any of my Shares pursuant to, any Contract to which I am a party or by which I or any of my Affiliates or properties are or may be bound or affected, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, prevent, materially interfere with, materially delay or materially impair my ability to perform my obligations in this Undertaking.

4.	DEALINGS AND UNDERTAKINGS

I irrevocably and unconditionally (subject to the condition set out in paragraph 2) undertake to Parent and the Company that, other than pursuant to the Acquisition, I shall not (and, where applicable, shall procure that the registered holder and my Connected Persons that hold Shares shall not), before this Undertaking lapses in accordance with paragraph 9 below:

4.1

beginning on the date hereof until the earlier of (i) the occurrence of the votes at the Company Shareholder Meetings or (ii) 31 December 2024, sell, transfer, charge, encumber, create or grant any option, equity, third party right or lien over or otherwise dispose of (or permit any such actions to occur in respect of) any interest in the Existing Company Shares, or any other Company Shares issued or unconditionally allotted to, or otherwise acquired by me or my Connected Persons, or any further Company Shares in respect of which I or my Connected Persons become the registered holder or beneficial owner, before then, or any other shares or interests in shares attributable to or deriving from such shares (“Further Company Shares”) (together with the Existing Company Shares, the “Shares”); or

4.2

accept, in respect of the Shares, any offer made or proposed (whether to be implemented by way of a contractual offer, scheme of arrangement or otherwise) for any securities in the Company, by any person other than Parent; or

4.3	make or solicit any person other than Parent to make any offer to acquire the whole or any part of the issued share capital of the Company; or

4.4

take any action that the Company or its Representatives would be restricted from taking pursuant to Sections 6.02(a)(i) to (iv) of the Transaction Agreement, as if I were the Company mutatis mutandis; or

4.5

take any action (including the exercise of voting rights or the rights to convene or requisition any general, class or other meeting of the Company shareholders) or make any statement which may reasonably be expected to have the effect of frustrating, disrupting or impeding the Scheme or otherwise causing the Scheme not to become effective at the earliest practicable time, or which is or may reasonably be expected to be prejudicial to the success of the Acquisition; or

4.6	enter into any agreement or arrangement, incur any obligation or give any indication of intent (or permit such circumstances to occur):

4.6.1	to do all or any of the acts referred to in paragraphs 4.1 to 4.5 above; or

4.6.2	in relation to, or operating by reference to, the Shares, which would or might restrict or impede giving effect to the Scheme by any person, or my ability to comply with this Undertaking,

and, for the avoidance of doubt, references in this paragraph 4.6 to any agreement, arrangement or obligation shall include any such agreement, arrangement or obligation, whether or not legally binding or subject to any condition, or which is to take effect upon or following the Scheme lapsing or being withdrawn, or upon or following this Undertaking ceasing to be binding, or upon or following any other event.

4.7

The obligations in this paragraph 4 (if and to the extent applicable) shall not restrict me from selling or disposing of such number of Shares (or interest in such Shares) to the extent required as part of my bona fide tax planning, and provided always that prior to any such sale or disposal the intended transferee or beneficiary enters into an undertaking in favour of Parent on terms no less favourable to Parent than those set out herein.

5.	UNDERTAKING TO VOTE IN FAVOUR OF THE SCHEME

5.1

Unless and until this Undertaking lapses in accordance with paragraph 9, I hereby irrevocably and unconditionally (subject to the condition set out in paragraph 2) undertake to Parent and the Company to:

5.1.1

exercise (or, if applicable, procure the exercise of) all voting rights attaching to the Shares to vote in favour of all resolutions to approve the Scheme, the Acquisition and any related matters (including any proposed amendments to the Company’s articles of association), proposed at any general or class meeting or any postponement, adjournment or reconvening thereof (the “Company GM”) and Court-convened meeting or any postponement, adjournment or reconvening thereof (the “Scheme Meeting”) of the Company to be convened and held in connection with the Scheme and the Acquisition;

5.1.2

(i) execute and complete (or procure the execution and completion of) all relevant forms of proxy or voting instructions in respect of all of the Shares validly appointing any person nominated by Parent to attend and vote at any Company GM or Scheme Meeting in respect of the resolutions to approve the Scheme, the Acquisition and any related matters; and (ii) lodge or submit (or procure the lodgement or submission of) such executed forms of proxy or voting instructions by no later than the earlier of (A) 5.00 p.m. on the tenth business day after the Company publishes the proxy document setting out the terms of the Acquisition and the Scheme and accompanying the notices of the Company GM and Scheme Meeting (the “Proxy Statement”) to the Company shareholders (or, in respect of Further Company Shares, by 5.00 p.m. on the date which is the fifth business day after acquiring an interest in such Shares, if later), and (B) the deadline for submitting the proxy or voting instruction (as appropriate) as set out in the relevant notice of meeting;

5.1.3	not withdraw, revoke or amend any proxy or voting instruction submitted in accordance with paragraph 5.1.2, either in writing or by attendance at any Company GM or Scheme Meeting or otherwise; and

5.1.4

execute (or procure the execution of) all such documents or do (or procure the doing of) such acts and things as may be necessary or desirable to be executed or done by me for the purposes of giving effect to this Undertaking.

5.2

I irrevocably and unconditionally (subject to the condition set out in paragraph 2) undertake that Parent will acquire the Shares pursuant to the Acquisition, which provides for the transfer of the Shares to Parent fully paid, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

5.3

I agree that if, after the date of this Undertaking, any Further Company Shares are acquired by me, such Further Company Shares will form part of the Shares and will be subject to the terms of this Undertaking.

6.	VOTING RIGHTS AND PREJUDICIAL ACTION

Unless and until this Undertaking lapses in accordance with paragraph 9, I hereby irrevocably and unconditionally (subject to the condition set out in paragraph 2) undertake that:

6.1

I shall not exercise (or where applicable shall procure no exercise of) any of the voting rights attached to the Shares at any Scheme Meeting or Company GM other than in accordance with this Undertaking;

6.2

I shall otherwise exercise (or where applicable procure the exercise of) the voting rights attached to the Shares on any resolution which would assist implementation of the Acquisition if it were passed or rejected at a general, class or other meeting of the Company shareholders (a “Relevant Resolution”) only in accordance with Parent’s directions;

6.3

I shall requisition or join in the requisition (or where applicable procure the requisition) of any general, class or other meeting of the Company shareholders for the purpose of considering any such Relevant Resolution and require the Company to give notice of such Resolution only in accordance with Parent’s directions;

6.4

I shall exercise (or where applicable procure the exercise of) the voting rights attached to the Shares against any resolution (whether at any general, class or other meeting or otherwise) that would reasonably be expected to, if passed, prevent or materially delay, impair, frustrate, disrupt, impede or otherwise causing the Acquisition not to become effective at the earliest practicable time or at all, or which is or may reasonably be expected to be materially prejudicial to the success of the Acquisition, including any resolution that purports to approve or give effect to a proposal by a person other than Parent, to acquire (or have issued to it) any shares or other securities of the Company (whether by way of scheme of arrangement or otherwise) or any assets of the Company; and

6.5

for purposes of this paragraph 6, I shall execute (or procure the execution of) any form of proxy required by Parent appointing any person nominated by Parent to attend and vote at the relevant meeting (or any adjournment thereof).

7.	CONSENTS

I agree to:

7.1	promptly notify Parent of any dealing or change in the number of Shares subject to this Undertaking;

7.2

promptly inform you of all information relating to the Shares and this Undertaking that you may require in order to comply with the requirements of the Court or of any other applicable law or regulation, and immediately notify you in writing of any material change in the accuracy or import of any such information and consent to the public disclosure of such information;

7.3

the publication or filing of the Transaction Agreement, this Undertaking, Proxy Statement and any related public disclosures with the references to me, my Connected Persons who hold Shares and any other registered holder of any of the Shares in which we have (or will have as the case may be) a beneficial interest and to particulars of this Undertaking;

7.4	particulars of this Undertaking being set out in any other announcement or document issued in connection with the Acquisition and in the Proxy Statement; and

7.5	this Undertaking being available for inspection as required by applicable laws and regulations.

8.	PROCUREMENT

I irrevocably undertake to cause my Connected Persons who hold Shares and any registered holders of the Shares to comply with all relevant undertakings in paragraphs 2 to 7 and 10 (inclusive) of this Undertaking in respect of such Shares.

9.	LAPSE OF UNDERTAKING

9.1	All of my obligations pursuant to this Undertaking will lapse and cease to have effect on the earlier of the following occurrences:

9.1.1

the Transaction Agreement is not executed by all parties to it by 6.00 p.m. on the second business day following the date of this Undertaking, or such later time or date as the Company and Parent may agree; or

9.1.2	the Transaction Agreement is terminated in accordance with its terms; or

9.1.3	any competing offer for the entire issued and to be issued share capital of the Company is declared unconditional or, if proceeding by way of a scheme of arrangement, becomes effective.

9.2

If the obligations in this Undertaking lapse, I shall have no claim against Parent and Parent shall have no claim against me, other than in respect of any prior breach of any of the terms of this Undertaking.

10.	SCHEME OF ARRANGEMENT OR TAKEOVER OFFER

In the event that the Acquisition is implemented by way of a Takeover Offer, I confirm and agree that this Undertaking shall continue to be binding mutatis mutandis in respect of all of the Shares and all references to the Scheme shall, where the context permits, be read as references to the Takeover Offer (or to both the Scheme and the Takeover Offer, as appropriate). Notwithstanding the generality of the foregoing, references in this Undertaking:

10.1

to voting in favour of the Scheme and voting in favour of the resolutions to be proposed at the Scheme Meeting and/or the Company GM shall be read and construed as references to accepting the Takeover Offer, which acceptances in such circumstances shall be tendered by 1.00 p.m. on the fifth business day after the publication of the Offer Document (or, in respect of Further Company Shares, by 1.00 p.m. on the date which is the fifth business day after acquiring an interest in such Shares, if later) and in any case before the deadline for acceptance under the Takeover Offer, and even if the terms of the Takeover Offer (or applicable law or regulation) give accepting shareholders the right to withdraw acceptances, I shall not withdraw (nor shall I procure the withdrawal of) the acceptances in respect of any of the Shares. I further undertake, if so required by Parent, to execute (or procure the execution of) all such other documents or do (or procure the doing of) such other acts as may be necessary or desirable for the purpose of giving Parent the full benefit of my undertakings hereunder;

10.2	to the Scheme becoming effective shall be read as references to the Takeover Offer becoming unconditional;

10.3	to the Scheme lapsing or being withdrawn shall be read as references to the lapsing or withdrawal of the Takeover Offer; and

10.4	to the Proxy Statement shall be read as references to the Offer Document.

11.	TIME IS OF THE ESSENCE

Any time, date or period referred to in this Undertaking may be extended by mutual agreement, but as regards any time, date and period originally fixed or as extended, time shall be of the essence. All times referred to in this Undertaking are New York times unless otherwise stated.

12.	MISCELLANEOUS

12.1

In the event that the Scheme is modified or amended pursuant to the requirements of, or with the approval of, the Court and in accordance with the terms of the Scheme, I confirm and agree that (except where such modification or amendment would materially reduce the amount of consideration I would reasonably expect to receive in respect of the shares pursuant to the Transaction) this Undertaking shall continue to be binding mutatis mutandis in respect of the Shares.

12.2

I agree that damages would not be an adequate remedy for breach of this Undertaking and, accordingly, Parent shall be entitled to the remedies of specific performance, injunction or other equitable remedies.

12.3

The ejusdem generis principle of construction shall not apply to this Undertaking. Any phrase introduced by the terms “other”, “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words following or preceding those terms.

12.4

I acknowledge that the entry into of the Transaction Agreement by Parent is at Parent’s absolute discretion. For the avoidance of doubt, nothing in this undertaking shall oblige Parent to execute the Transaction Agreement or any related documents, make any announcement or proceed with the Acquisition (whether pursuant to the Scheme, the Takeover Offer or otherwise).

12.5

I understand and confirm that, until the Acquisition has been announced, the fact that the Acquisition is under consideration and the terms and conditions of the Acquisition constitute inside information, and I shall keep such information strictly confidential save as required by any applicable law or competent regulatory authority.

12.6	This Undertaking shall bind my estate and personal representatives.

12.7	I have been given a realistic opportunity to consider whether or not I should give this Undertaking and I have received independent advice about the nature of this Undertaking.

12.8	In this Undertaking, references to:

12.8.1

“Acquisition” shall include any new, increased, renewed or revised acquisition proposal made by or on behalf of Parent howsoever implemented, provided that the financial terms of the Acquisition shall be no less favourable than those set out in the Transaction Agreement;

12.8.2

“business day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, Salt Lake City, Utah, or London, England are authorised or required by Applicable Law to close;

12.8.3	“Connected Persons” means my spouse or civil partner and my children (including step-children) under the age of 18 years;

12.8.4	being “interested in” or having “interests in” shares or securities shall be construed in accordance with Part 22 of the Companies Act 2006;

12.8.5

“Scheme” shall include any new, increased, renewed or revised proposal made by or on behalf of Parent, implemented by way of a scheme arrangement under Part 26 of the Companies Act 2006, as amended from time to time, provided that the financial terms of the Scheme shall be no less favourable than those set out in the Transaction Agreement; and

12.8.6

“Takeover Offer” shall include any new, increased, renewed or revised proposal made by or on behalf of Parent, implemented by way of a takeover offer (as such term is defined in section 974 of the Companies Act 2006, as amended from time to time), provided that the financial terms of the Takeover Offer shall be no less favourable than those set out in the Transaction Agreement.

13.	GOVERNING LAW AND JURISDICTION

13.1	This Undertaking and all non-contractual obligations arising from or in connection with this Undertaking are governed by and construed in accordance with English law.

13.2

The English courts have exclusive jurisdiction to settle any dispute, claim or controversy arising from or connected with this Undertaking (a “Dispute”) (including a Dispute regarding the existence, validity or termination of this Undertaking or relating to any non-contractual or other obligation arising out of or in connection with this Undertaking or its formation) and I irrevocably submit to the exclusive jurisdiction of the English courts for all purposes in relation to this Undertaking.

SCHEDULE 1

PART 1

Ownership of Company Shares – Registered and Beneficial Holdings

1	2	3	4
No. of Company Ordinary Shares	If applicable, no. of Company ADS representing such Company Ordinary Shares	Exact name(s) of registered holder as appearing on the register of members #	Beneficial owner #

#	Where more than one, indicate number of shares attributable to each.

Signed by (print name)

We acknowledge receipt of this Undertaking:

Signed by (print name)
for and on behalf of Recursion Pharmaceuticals, Inc.

Signed by (print name)
for and on behalf of Exscientia plc

EXHIBIT 99.1

Recursion and Exscientia Enter Definitive Agreement to Create A Global Technology-Enabled Drug Discovery Leader with End-to-End Capabilities

•

Brings together Recursion’s scaled biology exploration and translational capabilities with Exscientia’s precision chemistry design and small molecule automated synthesis capabilities to create a leading technology-first, end-to-end drug discovery platform

•

Combined business positioned to leverage latest advances in the life sciences and technology to deliver better novel treatments to patients, faster and at a lower cost relative to traditional drug discovery and development methods

•	Highly complementary pipeline with approximately 10 clinical readouts expected over the next 18 months

•

Industry-leading portfolio of pharma partnerships with the potential for approximately $200 million in milestone payments over the next 24 months, and over $20 billion overall before potential royalties over the course of the partnership

•	Well-capitalized balance sheet with approximately $850 million in cash and cash equivalents between the two companies as of the end of Q2 2024

•	Operational complementarities expected to yield annual synergies of approximately $100 million

Salt Lake City, Utah, and Oxford, UK, August 8, 2024: Recursion (Nasdaq: RXRX) and Exscientia plc (Nasdaq: EXAI) today announced the companies have entered into a definitive agreement, combining Recursion, a leading clinical stage technology-enabled biotech company decoding biology to industrialize drug discovery, with Exscientia, a technology-driven clinical stage drug design and development company, committed to creating more effective medicines for patients, faster.

“We believe the proposed combination is deeply complementary and aligned with our missions to industrialize drug discovery to deliver high quality medicines and lower prices for consumers,” said Chris Gibson, Ph.D., Co-Founder and CEO of Recursion as well as the planned CEO of the combined entity. “Exscientia’s precision chemistry tools and capabilities, including its newly commissioned automated small molecule synthesis platform, will augment our tech-enabled biology and chemistry exploration, hit discovery and translational capabilities. I am excited to continue building the best example of the next generation of biotechnology companies. It still feels like we are just getting started.”

“Adding Exscientia’s best-in-class focused precision oncology internal pipeline to Recursion’s first-in-class focused pipeline spanning rare disease, precision oncology and infectious disease is highly complementary as we look to bring treatments to patients faster,” said David Hallett, Ph.D., Interim Chief Executive Officer and planned Chief Scientific Officer of Recursion post-closing of the transaction. “We look forward to bringing our teams together and integrating Recursion’s high throughput and target biology capabilities with Exscientia’s highly scalable molecular design and automated chemistry synthesis capabilities to truly accelerate the discovery of better drugs for patients.”

Once integrated, the companies believe the extended and evolved Recursion OS will enable the discovery and translation of higher quality medicines more efficiently and at a higher scale with a full-stack technology-enabled small molecule discovery platform. In addition, the combined company expects to read out approximately 10 clinical trials in the next 18 months.

The proposed business combination will also advance significant therapeutic discovery collaborations with some of the most prominent biopharma companies in the world, including Roche-Genentech, Sanofi, Bayer, and Merck KGaA. Moreover, there is the potential for approximately $200 million in milestone payments over the next 2 years from these current partnerships and there is the potential for more than $20 billion in revenue before royalties on net-sales of partnership programs which range from mid single-digit to double-digit royalties over the course of the partnership.

Strategic Rationale

•

Pipeline: The combination would create a diverse portfolio of clinical and near-clinical programs (approximately 10 clinical readouts expected in the next 18 months) where most of these programs, if successful, could have annual peak sales opportunities in excess of $1 billion. In addition to Recursion’s internal pipeline, Exscientia has wholly-owned oncology programs associated with targets CDK7 (clinical), LSD1, and MALT1 as well as partnered programs associated with targets PKC-Theta (clinical) and ENPP1. Across the combined pipeline there is no competitive overlap, with Recursion’s pipeline focusing on first-in-class drug candidates within oncology, rare disease, and infectious disease and Exscientia’s focus on best-in-class drug candidates within oncology. Additionally, for both companies there are many research and discovery stage pipeline programs that would benefit from the complementary combination of the two platforms.

•

Partnerships: The proposed business combination would bring together transformational partnerships with leading large pharma companies with a total of 10 programs already optioned across oncology and immunology. In addition to Recursion’s transformational partnerships with Roche-Genentech (neuroscience and a gastrointestinal oncology indication) and Bayer (undruggable oncology), Exscientia has partnerships with Sanofi (immunology and oncology) and Merck KGaA (oncology and immunology). In addition, Exscientia has a partnership with BMS (oncology and immunology) where an optioned program related to PKC-Theta has already shown positive early Phase 1 results. Furthermore, the combined company expects potential additional milestone payments of approximately $200 million over the next 2 years from its current partnerships.

•

Platform: The combination will help enable a full-stack technology-enabled platform spanning patient-centric target discovery, structure based drug design including hotspot analysis, quantum mechanics and molecular dynamics modeling, 2D and 3D generative AI design, encode and automate design-make-test-learn cycles with active learning, automated chemical synthesis, predictive ADMET and translation, biomarker selection, clinical development, and more. Furthermore, Exscientia’s automated chemistry design and synthesis capabilities are expected to allow Recursion to more rapidly and effectively run SAR cycles during hit to lead and lead optimization. These capabilities are expected to generate diverse chemistry to experimentally improve our predictive maps of biology and chemistry.

Transaction Details

Under the terms of the transaction agreement, which were unanimously approved by the boards of directors of both companies, Exscientia shareholders will receive 0.7729 shares of Recursion Class A common stock for each Exscientia ordinary share they own, with fractional shares paid in cash. Based on the fixed exchange ratio, Recursion shareholders will own approximately 74% and Exscientia shareholders will own approximately 26% of the combined company, in each case assuming no additional issuance by either company before closing. Major shareholders of each company, including holders of more than 40% of Exscientia shares, have entered into agreements on customary terms and conditions under which they have agreed to vote all their shares in favor of the transaction. There is approximately $850 million in cash and cash equivalents held by both companies at the end of Q2 2024. The combined company is estimated to achieve annual synergies of approximately $100 million with a cash runway extending into 2027.

The combination is expected to be implemented through a court sanctioned scheme of arrangement under English law and is subject to the satisfaction of customary closing conditions, including the approval of Exscientia shareholders, the approval of Recursion’s stockholders, the sanction of the High Court of Justice of England and Wales, and the receipt of required regulatory approvals. Subject to the satisfaction or waiver of the closing conditions, the transaction is expected to close by early 2025.

Listing, Governance and Management

The combined company, which will be named Recursion, will continue to be headquartered in Salt Lake City, Utah, and trade on the NASDAQ, while maintaining a significant presence in the U.K. Chris Gibson, Ph.D., Co-Founder & CEO of Recursion, will serve as CEO of the combined company and David Hallett, Ph.D., Interim Chief Executive Officer & Chief Scientific Officer of Exscientia, plans to join the combined company as Chief Scientific Officer. Two existing Exscientia directors will join the Board of Recursion following the closing of the transaction.

Advisors

Allen & Company LLC acted as exclusive financial advisor to Recursion and Wilson Sonsini Goodrich & Rosati acted as legal counsel. Centerview Partners LLC acted as exclusive financial advisor to Exscientia and A&O Shearman acted as legal counsel.

About Recursion

Recursion is a leading clinical stage TechBio company decoding biology to industrialize drug discovery. Central to its mission is the Recursion Operating System (OS), a platform built across diverse technologies that continuously expands one of the world’s largest proprietary biological, chemical and patient-centric datasets. Recursion leverages sophisticated machine-learning algorithms to distill from its dataset a collection of trillions of searchable relationships across biology and chemistry unconstrained by human bias. By commanding massive experimental scale—up to millions of wet lab experiments weekly—and massive computational scale—owning and operating one of the most powerful supercomputers in the world—Recursion is uniting technology, biology, chemistry and patient-centric data to advance the future of medicine.

Recursion is headquartered in Salt Lake City, where it is a founding member of BioHive, the Utah life sciences industry collective. Recursion also has offices in Toronto, Montreal, the San Francisco Bay Area and London.

About Exscientia

Exscientia is a technology-driven drug design and development company, committed to creating more effective medicines for patients, faster. Exscientia combines precision design with integrated experimentation, aiming to invent and develop the best possible drugs in the most efficient manner. Operating at the interfaces of human ingenuity, artificial intelligence (AI), automation and physical engineering, we pioneered the use of AI in drug discovery as the first company to progress AI-designed small molecules into a clinical setting. We have developed an internal pipeline focused on oncology, while our partnered pipeline extends to many other therapeutic areas. By leading this new approach to drug creation, we believe we can change the underlying economics of drug discovery and rapidly advance the best scientific ideas into medicines for patients.

Recursion Investor Relations

investor@recursion.com

Recursion Media

media@recursion.com

Exscientia Investor Relations

investors@exscientia.ai

Exscientia Media

media@exscientia.ai

Forward Looking Statements

Statements contained herein which are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the proposed business combination of Recursion and Exscientia and the outlook for Recursion’s or Exscientia’s future business and financial performance such as delivering better treatments to patients, faster and at a lower cost; the discovery and translation of higher quality medicines more efficiently and at a higher scale; helping to enable a full-stack technology-enabled platform; allowing Recursion to more rapidly and effectively run SAR cycles during hit to lead optimization; generating the diverse chemistry to experimentally improve predictive maps; the number and timing of clinical program readouts over the next 18 months; the combined company’s first-in-class and best-in-class opportunities; potential for sales from successful programs with annual peak sales opportunities of over $1 billion each; potential for approximately $200 million in milestone payments over the next 24 months, and over $20 billion in revenue before royalties over the course of the partnerships; percentage of the combined company to be received by Exscientia shareholders; cash runway extending into 2027; the value of estimated annual synergies; implementing the combination through a UK scheme of arrangement; the expected closing of the transaction by early 2025; continuing to build the best example of the next generation of biotechnology companies; the plans for David Hallett, Ph.D. to join the combined company as Chief Scientific Officer; and many others. Such forward-looking statements are based on the current beliefs of Recursion’s and Exscientia’s respective management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the inability to obtain Recursion’s stockholder approval or Exscientia’s shareholder approval or the failure to satisfy other conditions to completion of the proposed combination, including obtaining the sanction of the High Court of Justice of England and Wales to the Scheme of Arrangement, on a timely basis or at all, and the receipt of required regulatory approvals; risks that the proposed combination disrupts each company’s current plans and operations; the diversion of the attention of the respective management teams of Recursion and Exscientia from their respective ongoing business operations; the ability of either Recursion, Exscientia or the combined company to retain key personnel; the ability to realize the benefits of the proposed combination, including cost synergies; the ability to successfully integrate Exscientia’s business with Recursion’s business, at all or in a timely manner; the outcome of any legal proceedings that may be instituted against Recursion, Exscientia or others following announcement of the proposed combination; the amount of the costs, fees, expenses and charges related to the proposed combination; the effect of economic, market or business conditions, including competition, regulatory approvals and commercializing drug candidates, or changes in such conditions, have on Recursion’s, Exscientia’s and the combined company’s operations, revenue, cash flow, operating expenses, employee hiring and retention, relationships with business partners, the development or launch of technology enabled drug discovery, and commercializing drug candidates; the risks of conducting Recursion’s and Exscientia’s business internationally; the impact of changes in interest rates by the Federal Reserve and other central banks; the impact of potential inflation, volatility in foreign currency exchange rates and supply chain disruptions; the ability to maintain technology-enabled drug discovery in the biopharma industry; and risks relating to the market value of Recursion’s common stock to be issued in the proposed combination.

Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K and Exscientia’s most recent Annual Report on Form 20-F, including the risks summarized in the section entitled “Risk Factors,” Recursion’s most recent Quarterly Reports on Form 10-Q and Exscientia’s filing on Form 6-K filed May 21, 2024, and each company’s other periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com in the case of Recursion, http://investors.exscientia.ai in the case of Exscientia, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Neither Recursion nor Exscientia undertakes any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication relates to a proposed business combination of Recursion and Exscientia that will become the subject of a joint proxy statement to be filed by Recursion with the SEC. The joint proxy statement will provide full details of the proposed combination and the attendant benefits and risks, including the terms and conditions of the scheme of arrangement and the other information required to be provided to Exscientia’s shareholders under the applicable provisions of the U.K. Companies Act 2006. This communication is not a substitute for the joint proxy statement or any other document that Recursion or Exscientia may file with the SEC or send to their respective stockholders in connection with the proposed combination. Investors and security holders are urged to read the definitive joint proxy statement and all other relevant documents filed with the SEC or sent to Recursion’s stockholders or Exscientia’s shareholders as they become available because they will contain important information about the proposed combination. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Recursion’s Investor Relations department at investor@recursion.com; or by contacting Exscientia’s Investor Relations department at investors@exscientia.ai. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Participants in the Solicitation

Recursion, Exscientia and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed business combination. Information about Recursion’s directors and executive officers is available in Recursion’s proxy statement dated April 23, 2024 for its 2024 Annual Meeting of Stockholders. Information about Exscientia’s directors and executive officers is available in Exscientia’s Annual Report on Form 20-F dated March 21, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and all other relevant materials to be filed with the SEC regarding the proposed combination when they become available. Investors should read the joint proxy statement carefully when it becomes available before making any voting or investment decisions.

EXHIBIT 99.2

Recursion Provides Business Updates and Reports Second Quarter 2024 Financial Results

•	Recursion entered into a definitive agreement to combine with Exscientia to add its technology-enabled clinical pipeline, sector-leading partnerships, and precision chemistry capabilities

•

Recursion expects 7 clinical trial readouts for itself over the next 18 months and approximately 10 clinical readouts collectively over the same time period as part of a combined company with Exscientia

•

The first neuroscience phenomap under Recursion’s collaboration with Roche and Genentech has been optioned, triggering a $30 million payment and highlighting Recursion’s ability to deliver on success-based mapping and data options

SALT LAKE CITY, Aug 8, 2024 — Recursion (Nasdaq: RXRX), a leading clinical stage TechBio company decoding biology to industrialize drug discovery, today reported business updates and financial results for its second quarter ended June 30, 2024.

“Our mission at Recursion is to decode biology to radically improve lives. We are leading the industry by integrating technology to map and navigate biology and chemistry to achieve this ambitious aim,” said Chris Gibson, Ph.D., Co-founder and CEO of Recursion. “Today, with the announcement of our proposed combination with Exscientia, we leap closer to our vision of a full-stack technology-enabled small molecule discovery platform that we are confident has the potential to meaningfully improve the efficiency of drug discovery in the coming decade. The culmination of this vision, which we will build together with the team from Exscientia, will be the broader availability of high quality medicines and lower prices for consumers.” The proposed business combination with Exscientia provides deep complementarity on many levels.

•

Recursion will augment its scaled biology exploration and translational capabilities with Exscientia’s demonstrated precision chemistry tools and capabilities, including its newly commissioned automated small molecule synthesis platform. Once integrated, the updated and evolved Recursion OS will enable the discovery and translation of higher quality medicines more efficiently and at a higher scale.

•

The proposed combination augments Recursion’s first-in-class focused pipeline spanning rare disease, precision oncology, and infectious diseases with Exscientia’s best-in-class focused precision oncology pipeline, giving the proposed combination the potential to read out approximately 10 clinical trials in the next 18 months. Importantly, there is no overlap in the clinical indications being pursued by the two companies.

•

The proposed business combination will execute significant therapeutic discovery collaborations with prominent biopharma companies, including Roche-Genentech, Sanofi, Bayer, and Merck KGaA. The combined deals have the potential for more than $20 billion in milestones before royalties on net-sales of partnership programs which range from mid single-digit to double-digit royalties over the course of the partnership.

Chris Gibson, Ph.D., Co-founder and CEO of Recursion went on to say, “Additionally, we are thrilled that our first neuroscience phenomap has been optioned under our collaboration with Roche and Genentech. We believe that this industry-first milestone showcases Recursion’s scientific approach to mapping and navigating biology as well as our ability to deliver value to our partners.”

Strategic Rationale for Recursion-Exscientia Combination

•

Pipeline: We believe that a combination with Exscientia would create a diverse portfolio of clinical and near-clinical programs (approximately 10 clinical readouts in the next 18 months) where most of these programs, if successful, could have annual peak sales opportunities in excess of $1 billion. In addition to Recursion’s internal pipeline, Exscientia has wholly-owned oncology programs associated with targets CDK7 (clinical), LSD1, and MALT1 as well as partnered programs associated with targets PKC-Theta (clinical) and ENPP1. Across the combined pipeline there is no competitive overlap, with Recursion’s pipeline focusing on first-in-class drug candidates within oncology, rare disease, and infectious disease and Exscientia’s focus on best-in-class drug candidates within oncology. Additionally, for both companies there are many research and discovery stage pipeline programs that would benefit from the complementary combination of the two platforms.

•

Partnerships: The proposed business combination would bring together transformational partnerships with leading large pharma companies with a total of 10 programs already optioned across oncology and immunology. In addition to Recursion’s transformational partnerships with Roche-Genentech (neuroscience and a gastrointestinal oncology indication) and Bayer (undruggable oncology), Exscientia has partnerships with Sanofi (immunology and oncology) and Merck KGaA (oncology and immunology). In addition, Exscientia has a partnership with BMS (oncology and immunology) where an optioned program related to PKC-Theta has already shown positive early Phase 1 results. Furthermore, the combined company expects potential additional milestone payments of approximately $200 million over the next 2 years from its current partnerships.

•

Platform: We believe that a combination with Exscientia will help enable a full-stack technology-enabled platform spanning patient-centric target discovery, structure based drug design including hotspot analysis, quantum mechanics and molecular dynamics modeling, 2D and 3D generative AI design, encode and automate design-make-test-learn cycles with active learning, automated chemical synthesis, predictive ADMET and translation, biomarker selection, clinical development, and more. Furthermore, Exscientia’s automated chemistry design and synthesis capabilities are expected to allow Recursion to more rapidly and effectively run SAR cycles during hit to lead and lead optimization, generating the diverse chemistry to experimentally improve the generalizability of our predictive maps of biology and chemistry.

•

Business Synergies: Together, Recursion and Exscientia held approximately $850 million in cash and cash equivalents at the end of Q2 2024. The combined company is expected to have estimated annual synergies of approximately $100 million and the combined business is expected to have a cash runway extending into 2027.

•

Cultural Synergies: Recursion and Exscientia have been defining and leading the inclusion of technology within the life sciences for over 10 years. There is a shared vision to leverage technology to discover and develop high quality medicines efficiently and at scale.

•

Transaction Details: Exscientia shareholders will receive 0.7729 shares of Recursion Class A common stock for each Exscientia ordinary share, with fractional shares paid in cash. Recursion shareholders will own approximately 74% of the combined company. Exscientia shareholders will own approximately 26% of the combined company assuming no additional issuance by either company before closing. Recursion will be the go-forward entity. Recursion Co-Founder & CEO Chris Gibson, Ph.D., will be CEO of the combined company. Exscientia Interim CEO David Hallett, Ph.D., plans to join the combined company as Chief Scientific Officer. We expect this transaction to complete by early 2025.

Summary of Recursion Business Highlights

•	Partnerships

•

Roche and Genentech: The goal of the collaboration is to use unimodal and multiomics maps in order to discover and develop potential therapeutic treatments for up to 40 programs in neuroscience and a single indication in gastrointestinal oncology. This recent mapping effort supports the discovery and development of therapeutic programs in neuroscience which is a disease domain characterized by few treatment options and a need for novel biological targets. Recursion and Genentech collaborated to adaptarticulate a hiPSC-derived neuronal cell model for map building, and since 2022, Recursion has built cell manufacturing technologies and produced over 1 trillion hiPSC-derived neuronal cells to enable this effort. We are also building additional maps in other neural cell contexts that will further investigate genome scale genetic and diverse chemical perturbations for use under the collaboration.

•

Bayer: We continue to advance efforts to discover potential new therapeutics against undruggable oncology targets with Bayer. In June 2024, we announced that the parties have selected the first project under this partnership. In addition, we gave guidance that we expect to complete the delivery of up to 25 multi-modal data packages to Bayer by the end of Q3 2024 to support further project nominations. Moreover, we announced that Bayer would be the first beta-user of LOWE (Recursion’s LLM-Orchestrated Workflow Engine) which will be integrated across the collaboration and offer a more exploratory and comprehensive research environment for scientists from both sides of the partnership to interact with data, models, analyses, and visualizations pertaining to the drug discovery scope of the collaboration.

•	Pipeline

•

Cerebral Cavernous Malformation (CCM) (REC-994): Our Phase 2 SYCAMORE clinical trial is a randomized, double-blind, placebo-controlled, study of two doses of REC-994 in participants with CCM. The primary endpoint of the study is safety and tolerability. Secondary and exploratory endpoints, including clinician measured outcomes, imaging of CCM lesions, patient reported outcomes, and selected biomarkers, will be evaluated. Since fully enrolling in June 2023, the vast majority of participants who completed 12 months of treatment have entered the long-term extension study. We expect to share Phase 2 data in September 2024.

•

Neurofibromatosis Type 2 (NF2) (REC-2282): Our adaptive Phase 2/3 POPLAR clinical trial is an open label, two part study of REC-2282 in participants with progressive NF2-mutated meningiomas. Part 1 of the study explores two doses of REC-2282 in adult and pediatric participants. Enrollment of adult patients in Part 1 of the study is complete (n=24). We expect to share preliminary safety and efficacy results from the adult cohort in Q4 2024.

•

APC or AXIN1 Mutant Cancers (REC-4881): Our Phase 2 LILAC clinical trial is an open label, multicenter study of REC-4881 in participants with unresectable, locally advanced or metastatic cancer with AXIN1 or APC mutations. We expect to share Phase 2 safety, tolerability, and preliminary efficacy data in H1 2025

•

Familial Adenomatous Polyposis (FAP) (REC-4881): Our Phase 1b/2 TUPELO clinical trial is an open label, multicenter, two part study of REC-4881 in participants with FAP. Part 1 is complete and enrollment in Part 2 has commenced. We expect to share Phase 2 safety, tolerability, and preliminary efficacy data in H1 2025.

•

Clostridioides difficile Infection (REC-3964): Full Phase 1 data from our healthy volunteers study was presented at the World Congress on Infectious Diseases in Paris in June 2024. Our Phase 2 ALDER clinical trial is an open-label, multicenter randomized study designed to evaluate rates of recurrence with REC-3964 at two doses compared with an observational cohort after patients have achieved initial cure with vancomycin. We expect to initiate a Phase 2 study in patients at high risk for C. difficile infection recurrence in Q4 2024 with a preliminary readout expected by the end of 2025.

•

Advanced HR-Proficient Cancers, Target RBM39 (REC-1245): RBM39 is a novel CDK12-adjacent target identified by the Recursion OS. REC-1245 will be evaluated for the potential treatment of advanced HR-proficient cancers such as ovarian, prostate, breast, and pancreatic cancers. We expect to submit an IND in Q3 2024 and anticipate initiating a monotherapy Phase 1/2 open label study of REC-1245 in participants with unresectable, locally advanced, or metastatic cancer in Q4 2024. Phase 1 data from the dose-escalation portion of the study is expected by the end of 2025.

•

Undisclosed Indication in Fibrosis, Target Epsilon: This program originated under our initial fibrosis collaboration with Bayer. We have since in-licensed all rights to this program from Bayer. We are advancing our lead candidate through IND-enabling studies with IND submission expected in early 2025 with a Phase 1 healthy volunteer readout by the end of 2025.

•	Platform

•

BioHive-2 Supercomputer and Pipeline Growth: We operationalized and benchmarked BioHive-2, our next generation supercomputer that we designed and built with our partner NVIDIA. According to the TOP500 List from June 2024, BioHive-2 is ranked the 35th most powerful supercomputer in the world across any industry. Our computational resources paired with LLM-driven tools and causal models built using multimodal patient data from Tempus has resulted in the first programs already entering the early-stage of our internal pipeline.

•

Whole-Genome Transcriptomics Map: In June 2024, we announced completing the first version of a genome-scale transcriptomics CRISPR knockout map in HUVEC cells. With our computational resources and the generation and curation of scaled and relatable multiomics datasets, we are developing multiomics foundation models.

Additional Corporate Updates

•

L(earnings) Call: We will host a L(earnings) Call on Aug 8, 2024 at 8:30 am Eastern Time / 6:30 am Mountain Time. We will broadcast the live stream from Recursion’s X (formerly Twitter), LinkedIn, and YouTube accounts and there will be opportunities to ask questions of the company.

•

Download Day: On June 24, 2024 at its headquarters in Salt Lake City, we hosted Download Day, its investor and R&D day that expounds upon Recursion’s value proposition across its platform, pipeline, partnerships, and people. This year’s programming had external speakers, including Jensen Huang (Co-Founder and CEO at NVIDIA), Deepak Nijhawan, M.D., Ph.D., (Distinguished Chair in Biomedical Science at UT Southwestern), and John Marioni, Ph.D., (SVP and Head of Computational Sciences at Genentech). Learn more at www.Recursion.com/Download-Day.

•	Follow-on Public Offering: We completed a follow-on public offering in late June 2024, raising gross and net proceeds of $230 million and $216.4 million, respectively.

Second Quarter 2024 Financial Results

•	Cash Position: Cash and cash equivalents were $474.3 million as of June 30, 2024.

•

Revenue: Total revenue was $14.4 million for the second quarter of 2024, compared to $11.0 million for the second quarter of 2023. The increase was due to revenue recognized from our partnership with Roche, as our mix of work on the three performance obligations shifted towards higher cost processes including the progression of work related to our gastrointestinal cancer performance obligation.

•

Research and Development Expenses: Research and development expenses were $73.9 million for the second quarter of 2024, compared to $55.1 million for the second quarter of 2023. The increase in research and development expenses was driven by our platform and personnel costs as we continue to expand and upgrade our platform, including our chemical technology, machine learning, and transcriptomics platform.

•

General and Administrative Expenses: General and administrative expenses were $31.8 million for the second quarter of 2024, compared to $28.3 million for the second quarter of 2023. The small increase in general and administrative expenses was primarily driven by an increase in salaries and wages of $1.5 million and increases in software and lease expense.

•	Net Loss: Net loss was $97.5 million for the second quarter of 2024, compared to a net loss of $76.7 million for the second quarter of 2023.

•

Net Cash: Net cash used in operating activities was $82.2 million for the second quarter of 2024, compared to net cash used in operating activities of $67.5 million for the second quarter of 2023. The increase in net cash used in operating activities compared to the same period last year was due to higher operating costs incurred for research and development and general and administrative due to Recursion’s expansion and upgraded capabilities.

About Recursion

Recursion is a clinical stage TechBio company leading the space by decoding biology to industrialize drug discovery. Enabling its mission is the Recursion OS, a platform built across diverse technologies that continuously expands one of the world’s largest proprietary biological, chemical and patient-centric datasets. Recursion leverages sophisticated machine-learning algorithms to distill from its dataset a collection of trillions of searchable relationships across biology and chemistry unconstrained by human bias. By commanding massive experimental scale — up to millions of wet lab experiments weekly — and massive computational scale — owning and operating one of the most powerful supercomputers in the world, Recursion is uniting technology, biology, chemistry and patient-centric data to advance the future of medicine.

Recursion is headquartered in Salt Lake City, where it is a founding member of BioHive, the Utah life sciences industry collective. Recursion also has offices in Toronto, Montreal and the San Francisco Bay Area. Learn more at www.Recursion.com, or connect on X (formerlyTwitter) and LinkedIn.

Media Contact

Media@Recursion.com

Investor Contact

Investor@Recursion.com

Consolidated Statements of Operations

Recursion Pharmaceuticals, Inc.

Condensed Consolidated Statements of Operations and Comprehensive Loss (unaudited)

(in thousands, except share and per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Revenue
Operating revenue	$14,404	$11,016	$27,895	$23,150
Grant revenue	13	1	316	1

Total revenue	14,417	11,017	28,211	23,151
Operating costs and expenses
Cost of revenue	9,199	9,382	20,365	21,829
Research and development	73,928	55,060	141,488	101,737
General and administrative	31,833	28,290	63,241	51,165

Total operating costs and expenses	114,960	92,732	225,094	174,731

Loss from operations	(100,543)	(81,715)	(196,883)	(151,580)
Other income, net	2,480	4,989	6,668	9,527

Loss before income tax benefit	(98,063)	(76,726)	(190,215)	(142,053)

Income tax benefit	523	—	1,302	—

Net loss and comprehensive loss	$(97,540)	$(76,726)	$(188,913)	$(142,053)

Per share data
Net loss per share of Class A, B and Exchangeable common stock, basic and diluted	$(0.40)	$(0.38)	$(0.79)	$(0.71)

Weighted-average shares (Class A, B and Exchangeable) outstanding, basic and diluted	242,196,409	201,415,475	239,107,879	198,957,804

Consolidated Balance Sheets

Recursion Pharmaceuticals, Inc.

Condensed Consolidated Balance Sheets (unaudited)

(in thousands)

	June 30,	December 31,
	2024	2023
Assets
Current assets
Cash and cash equivalents	$474,341	$391,565
Restricted cash	1,783	3,231
Other receivables	2,526	3,094
Other current assets	43,725	40,247

Total current assets	522,375	438,137
Restricted cash, non-current	6,629	6,629
Property and equipment, net	83,633	86,510
Operating lease right-of-use assets	44,088	33,663
Financing lease right-of-use assets	28,562	—
Intangible assets, net	38,210	36,443
Goodwill	52,056	52,056
Other assets, non-current	308	261

Total assets	$775,861	$653,699

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$3,762	$3,953
Accrued expenses and other liabilities	33,401	46,635
Unearned revenue	32,204	36,426
Notes payable and financing lease liabilities	8,109	41
Operating lease liabilities	8,607	6,116

Total current liabilities	86,083	93,171
Unearned revenue, non-current	29,169	51,238
Notes payable and financing lease liabilities, non-current	22,921	1,101
Operating lease liabilities, non-current	50,239	43,414
Deferred tax liabilities	—	1,339
Other liabilities, non-current	3,000	—

Total liabilities	191,412	190,263
Commitments and contingencies
Stockholders’ equity
Common stock (Class A, B and Exchangeable)	3	2
Additional paid-in capital	1,740,981	1,431,056
Accumulated deficit	(1,156,535)	(967,622)

Total stockholders’ equity	584,449	463,436

Total liabilities and stockholders’ equity	$775,861	$653,699

Forward-Looking Statements

This document contains information that includes or is based upon statements that are not historical facts that may be considered “forward-looking statements’’ within the meaning of the Securities Litigation Reform Act of 1995 and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “enables” or words of similar meaning, including, without limitation, those statements regarding the option exercise by Roche-Genentech as validating our scientific approach and ability to deliver value to partners; the potential future revenue related to the option of the neuroscience phenomap and the potential creation, delivery, and option of future maps; whether such mapping effort will support the discovery and development of therapeutic programs in neuroscience; the completion and uses of additional maps being built; continuing to advance efforts to discover new therapeutics for undruggable oncology targets with Bayer; Bayer becoming the first external beta-user of LOWE and integrating software across the collaboration; the timing for completing 25 unique multi-modal data packages; expectations related to early and late stage discovery, preclinical, and clinical programs, including timelines for enrollment in studies, data readouts, and progression toward IND-enabling studies; developments with Recursion OS and other technologies, including construction of foundation models and augmentation of our dataset; developments of our transcriptomics technology, including the timing of development of a whole-genome knockout transcripts map; expectations and developments with respect to licenses and collaborations, including option exercises by partners and additional partnerships; prospective products and their potential future indications and market opportunities; expectations for business and financial plans and performance, including cash runway; outcomes and benefits expected from the Tempus partnership, including the development of causal AI models and biomarker and patient stratification strategies; Recursion’s plan to maintain a leadership position in data generation and aggregation and advancing the future of medicine; and many other statements. Such statements also include statements regarding the proposed business combination of Recursion and Exscientia and the outlook for Recursion’s or Exscientia’s future business and financial performance, including the combined company’s first-in-class and best-in-class opportunities; potential for sales from successful programs with peak sales opportunities of over $1 billion each; potential milestone payments of the combined company of approximately $200 million over the next 2 years from current partnerships; potential for more than $20 billion in total deal value for the combined company from partners before royalties; percentage of the pro forma company to be received by Exscientia shareholders; ability to reduce pro forma spend of the combined company; revenue, business synergies, and reduced pro forma spend from the combination resulting in cash runway extending into 2027; completion of the business combination by early 2025; the tax effect of the transaction on U.S. holders of American Depositary Shares of Exscientia; and many others. Such forward-looking statements are based on the current beliefs of Recursion’s and Exscientia’s respective management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the inability to obtain Recursion’s stockholder approval or Exscientia’s shareholder approval or the failure to satisfy other conditions to completion of the proposed combination, including obtaining the sanction of High Court of Justice of England and Wales to the Scheme of Arrangement, on a timely basis or at all; risks that the proposed combination disrupts each company’s current plans and operations; the diversion of the attention of the respective management teams of Recursion and Exscientia from their respective ongoing business operations; the ability of either Recursion, Exscientia or the combined company to retain key personnel; the ability to realize the benefits of the proposed combination, including cost synergies; the ability to successfully integrate Exscientia’s business with Recursion’s business, at all or in a timely manner; the outcome of any legal proceedings that may be instituted against Recursion, Exscientia or others following announcement of the proposed combination; the amount of the costs, fees, expenses and charges related to the proposed combination; the effect of economic, market or business conditions, including competition, regulatory approvals and commercializing drug candidates, or changes in such conditions, have on Recursion’s, Exscientia’s and the combined company’s operations, revenue, cash flow, operating expenses, employee hiring and retention, relationships with business partners, the development or launch of technology enabled drug discovery, and commercializing drug candidates; the risks of conducting Recursion’s and Exscientia’s business internationally; the impact of changes in interest rates by the Federal Reserve and other central banks; the impact of potential inflation, volatility in foreign currency exchange rates and supply chain disruptions; the ability to maintain technology-enabled drug discovery in the biopharma industry; and risks relating to the market value of Recursion’s common stock to be issued in the proposed combination.

Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K and Exscientia’s most recent Annual Report on Form 20-F, including the risks summarized in the section entitled “Risk Factors,” Recursion’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31 and June 30, 2024 and Exscientia’s filing on Form 6-K filed May 21, 2024, and each company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com in the case of Recursion, http://investors.exscientia.ai in the case of Exscientia, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Neither Recursion nor Exscientia undertakes any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication relates to a proposed business combination of Recursion and Exscientia that will become the subject of a joint proxy statement to be filed by Recursion with the SEC. The joint proxy statement will provide full details of the proposed combination and the attendant benefits and risks, including the terms and conditions of the scheme of arrangement and the other information required to be provided to Exscientia’s shareholders under the applicable provisions of the U.K. Companies Act 2006. This communication is not a substitute for the joint proxy statement or any other document that Recursion or Exscientia may file with the SEC or send to their respective stockholders in connection with the proposed combination. Investors and security holders are urged to read the definitive joint proxy statement and all other relevant documents filed with the SEC or sent to Recursion’s stockholders or Exscientia’s shareholders as they become available because they will contain important information about the proposed combination. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Recursion’s Investor Relations department at investor@recursion.com; or by contacting Exscientia’s Investor Relations department at investors@exscientia.ai. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Participants in the Solicitation

Recursion, Exscientia and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed business combination. Information about Recursion’s directors and executive officers is available in Recursion’s proxy statement dated April 23, 2024 for its 2024 Annual Meeting of Stockholders. Information about Exscientia’s directors and executive officers is available in Exscientia’s Annual Report on Form 20-F dated March 21, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and all other relevant materials to be filed with the SEC regarding the proposed combination when they become available. Investors should read the joint proxy statement carefully when it becomes available before making any voting or investment decisions.

Exhibit 99.3

Recursion

Decoding Biology To Radically Improve Lives

August 2024

Exhibit 99.3 Decoding Biology To Radically Improve Lives August 2024

Important Information This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding bringing better medicines to patients more rapidly and more cost efficiently; the occurrence or realization of near-or medium-term potential milestones; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, and progression toward IND-enabling studies; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and the amount and timing of potential milestone payments; the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS, including augmentation of our dataset and movement toward autonomous discovery; outcomes and benefits expected from the Tempus and Helix relationships, including our building of large-scale causal AI models; outcomes and benefits expected from the Large Language Model-Orchestrated Workflow Engine (LOWE); the potential for additional partnerships and making data and tools available to third parties; expected supercomputer capabilities; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; the potential size of the market opportunity for our drug candidates; outcomes and benefits expected from the Enamine partnership, including the generating and co-branding of new chemical libraries; and many others. Such statements also include statements regarding the proposed business combination of Recursion and Exscientia plc (“Exscientia”) and the outlook for Recursion’s or Exscientia’s future business and financial performance, including the combined company’s first-in-class and best-in-class opportunities; potential for annual peak sales from successful programs of over $1 billion each; potential milestone payments of the combined company of approximately $200 million over the next 2 years from current partnerships; potential for more than $20 billion in total milestone payments for the combined company from partners before royalties; percentage of the pro forma company to be received by Exscientia shareholders; ability to reduce pro forma spend of the combined company; revenue, business synergies, and reduced pro forma spend from the combination resulting in cash runway extending into 2027; completion of the business combination in 2025; and many others. Such forward-looking statements are based on the current beliefs of Recursion’s and Exscientia’s respective management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the inability to obtain Recursion’s stockholder approval or Exscientia’s shareholder approval or the failure to satisfy other conditions to completion of the proposed combination, including receipt of the required regulatory approvals and obtaining the sanction of the High Court of Justice of England and Wales to the Scheme of Arrangement, on a timely basis or at all; risks that the proposed combination disrupts each company’s current plans and operations; the diversion of the attention of the respective management teams of Recursion and Exscientia from their respective ongoing business operations; the ability of either Recursion, Exscientia or the combined company to retain key personnel; the ability to realize the benefits of the proposed combination, including cost synergies; the ability to successfully integrate Exscientia's business with Recursion’s business or to integrate the businesses within the anticipated timeframe; the outcome of any legal proceedings that may be instituted againstRecursion, Exscientia or others following announcement of the proposed combination; the amount of the costs, fees, expenses and charges related to the proposed combination; the effect of economic, market or business conditions, including competition, regulatory approvals and commercializing drug candidates, or changes in such conditions, have on Recursion’s, Exscientia’s and the combined company’s operations, revenue, cash flow, operating expenses, employee hiring and retention, relationships with business partners, the development or launch of technology enabled drug discovery, and commercializing drug candidates; the risks of conducting Recursion’s and Exscientia’s businesses internationally; the impact of potential inflation, volatility in foreign currency exchange rates and supply chain disruptions; the ability to maintain technology-enabled drug discovery in the biopharma industry; and risks relating to the market value of Recursion’s common stock to be issued in the proposed transaction. Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K and Exscientia’s most recent Annual Report on Form 20-F, including the risks summarized in the section entitled “Risk Factors,” Recursion’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31 and June 30, 2024 and Exscientia’s filing on Form 6-K filed May 21, 2024, and each company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com in the case of Recursion, http://investors.exscientia.ai in the case of Exscientia, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Neither Recursion nor Exscientia undertakes any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. 2

Important Information (continued) Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. Additional Information and Where to Find It This communication relates to the proposed business combination of Recursion and Exscientia that will become the subject of a joint proxy statement to be filed by Recursion and Exscientia with the SEC. The joint proxy statement will provide full details of the proposed combination and the attendant benefits and risks. This communication is not a substitute for the joint proxy statement or any other document that Recursion or Exscientia may file with the SEC or send to their respective security holders in connection with the proposed transaction. Security holders are urged to read the definitive joint proxy statement and all other relevant documents filed with the SEC or sent toRecursion’s stockholders or Exscientia’s shareholders as they become available because they will contain important information about the proposed transaction. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Recursion’s Investor Relations department at investor@recursion.com; or by contacting Exscientia’s Investor Relations department at investors@exscientia.ai. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Participants in the Solicitation Recursion, Exscientia and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed business combination. Information about Recursion’s directors and executive officers is available in Recursion’s proxy statement dated April 23, 2024 for its 2024 Annual Meeting of Stockholders. Information about Exscientia’s directors and executive officers is available in Exscientia’s Annual Report on Form 20-F dated March 21, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and all other relevant materials to be filed with the SEC regarding the proposed combination when they become available. Investors should read the joint proxy statement carefully when it becomes available before making any voting or investment decisions. 3

Recursion and Exscientia Combination

4

Recursion

Recursion and Exscientia Combination 4

Recursion enters agreement with Exscientia to bring better medicines to patients more rapidly and more cost efficiently Combination of Many Complementary Factors • Pipeline: Diverse portfolio of clinical and near-clinical programs with ~10 clinical readouts over the next ~18 months • Partnerships: Diverse portfolio of transformational partnerships with potential for over $200 million in milestone payments over the next 2 years • Platform: Full-stack technology-enabled small molecule discovery platform • Business: ~$850 million in combined cash (end of Q2 2024), estimated annual synergies of ~$100 million or more and runway into 2027 • People: Shared vision to leverage technology & talent to discover and develop high quality medicines efficiently and at scale 5

Recursion + Exscientia: Pipeline • Diverse Portfolio of clinical or near-clinical programs ~10 clinical readouts in the next 18 months • ~10 clinical readouts over the next ~18 months • Complementary therapeutic pipelines with no competitive overlap Combining first-in-class and best- • Most of these programs, if successful, could have in-class opportunities annual peak sales opportunities >$1 billion each • Strategic Focus • Recursion: first-in-disease drug candidates in oncology, rare disease, infectious disease • Exscientia: best-in-class drug candidates in oncology, inflammation, immunology • Many additional research and discovery programs for both companies 6

Recursion + Exscientia: Pipeline of more than 10 technology-enabled programs demonstrate maturity and de-risking Anticipated Near- Program Indication Target Preclinical Phase 1 Phase 2 Phase 3 Term Milestones Topline readout Sep. 2024 REC-994 Cerebral Cavernous Malformation Superoxide SYCAMORE Preliminary readout Q4 2024 REC-2282 Neurofibromatosis Type 2 HDAC POPLAR Preliminary readout H1 2025 REC-4881 Familial Adenomatous Polyposis MEK TUPELO Ph2 initiation in Q4 2024 REC-3964 Clostridioides difficile Infection TcdB ALDER Positive early Ph1 data EXS4318 Inflammatory Diseases PKC-theta Epsilon Fibrotic Diseases Undisclosed IND submission early 2025 Preliminary readout H1 2025 REC-4881 Advanced AXIN1/APC-mutant Cancers MEK EXS617 Advanced Solid Tumours CDK7 ELUCIDATE Mono tx dose escalation H2 2024 REC-1245 Advanced HR-Proficient Cancers RBM39 IND submission Q3 2024 EXS74539 AML, SCLC LSD1 IND submission H2 2024 EXS73565 Haematological Malignancies MALT1 IND submission H2 2024 Note: Over a dozen discovery programs in combined pipeline, including ENPP1 inhibitor in collaboration with Rallybio, which is expected to achieve development candidate nomination of a small molecule inhibitor of ENPP1 for the treatment of patients with HPP in the fourth quarter of 2024 In addition, 4 large strategic collaborations (e.g., Roche, Bayer, Sanofi, Merck KGaA) with 10 programs already optioned across oncology and immunology 7 Oncology Rare & Other

Recursion + Exscientia: Partnerships • Diverse Portfolio of transformational partnerships with leading large pharma companies • 10 programs already optioned across oncology and immunology • Combined company expects potential additional milestone payments of ~$200 million over the next 2 years from current partnerships • Potential for >$20 billion in total combined revenue before royalties from partners • Transformational Large Pharma Partnerships • Recursion: Roche-Genentech (neuroscience, single GI-oncology indication), Bayer (oncology) • Exscientia: Sanofi (oncology, immunology), Merck KGaA (oncology, immunology) Recursion Partners Exscientia Partners 8 Trademarks are the property of their respective owners and used for informational purposes only.

Recursion + Exscientia: Platform • Core Strengths • Recursion: scaled biology exploration and translational capabilities primarily focused on first-in- disease opportunities • Exscientia: precision chemistry design and small molecule automated synthesis primarily focused on best-in-class opportunities • Assembles a full-stack platform spanning • Patient-centric target discovery • Hit discovery and lead optimization • Automated chemical synthesis • Predictive ADMET and translation • Biomarker selection • Clinical development 9

Complementary capabilities through combination with Exscientia labelled in orange.

Patient Connectivity & Novelty
ML models trained on multimodal data (e.g. Tempus, Helix)
~50 human cell types multiomic data & scaled transcriptomics to enable reverse-genetic causal ML models
Automated workflows
~2M physical compounds & ~36B compounds with target predictions
LLM generated hypotheses for new programs combining patient specific and chemical matter insights
Hit & Target Validation
Predicted binding
• Structure-based design (e.g. Hotspot analysis, QM/MD modeling)
Scaled Phenomics
Scaled Transcriptomics
Chemical tractability
Compound Optimization
Automated chemistry synthesis
Compound selection with ML
• 2D/3D generative AI design (e.g. Gambit)
DMPK experiments
"Encode & automate DMTL cycle with active learning"
Chemical property predictions
• ADMET models
Phenomic efficacy
Translation
Digital Tolerability
InVivomic Efficacy and Safety
Clinicogenomic patient stratification
Pre-clinical assessment
IND Enabling Studies
Clinical Development
Patient Selection/ Biomarker Strategy
Trial Design/ Statistical Approach
Enrollment
Treatment Begins

10

Recursion. Exscientia

Overview of areas where Exscientia’s capabilities can immediately integrate and complement the Recursion OS upon close Complementary capabilities through combination with Exscientia labelled in orange. 10

Recursion + Exscientia: Summary of complementary factors

	Recursion	Exscientia
Platform Strength	**Scaled exploration** and mapping of **biological relationships**	**Precision chemistry** design and molecular synthesis
Internal Pipeline	**First-in-class** products in oncology, rare disease, infectious disease	**Best-in-class** products in oncology, inflammation, immunology
Large Pharma Partnerships	**Roche-Genentech** (neuro, single GI-onc indication), **Bayer** (oncology)	**Sanofi** (oncology, immunology), **Merck KGaA** (onc, immunology)
Cash (End of Q2 2024)	~$475 million	~$370 million*
Locations	Salt Lake City, London, Toronto, Montreal, San Francisco Bay Area	Oxford, Boston, Vienna, Dundee, Miami
Employees	>500	>350

11

Recursion. | Exscientia

Recursion + Exscientia: Summary of complementary factors Scaled exploration and mapping of Precision chemistry design and Platform Strength biological relationships molecular synthesis First-in-class products in oncology, Best-in-class products in oncology, Internal Pipeline rare disease, infectious disease inflammation, immunology Roche-Genentech (neuro, single Sanofi (oncology, immunology), Large Pharma Partnerships GI-onc indication), Bayer (oncology) Merck KGaA (onc, immunology) Cash (End of Q2 2024) ~$475 million ~$370 million* Salt Lake City, London, Toronto, Oxford, Boston, Vienna, Locations Montreal, San Francisco Bay Area Dundee, Miami Employees >500 >350 This preliminary financial data for Exscientia has been prepared by and is the responsibility of Exscientia, and it has not been reviewed 11 or audited by the company’s independent auditor. Exscientia’s actual results may differ from these preliminary financial results.

Transaction details of Recursion-Exscientia combination • Stock for stock transaction Stock • Exscientia shareholders will receive 0.7729 shares of Recursion Class A common Consideration stock for each Exscientia ordinary share, subject to rounding for fractional shares Pro-Forma • Recursion shareholders will own ~74% of the combined company • Exscientia shareholders will own ~26% of the combined company Ownership • ~$850 million in combined cash at the end of Q2, 2024 • Expect pro-forma combined financial plans to extend runway into 2027 Cash Position • Estimated annual synergies of ~$100 million or more • Recursion will be the Go-Forward Entity Management • Recursion Co-Founder & CEO Chris Gibson will be CEO of combined company • Exscientia Interim CEO David Hallett will join as Chief Scientific Officer and Board • Two Exscientia Board Members will join the Recursion Board Timing and • Expect this transaction to close by early 2025 • Subject to approval of both companies’ shareholders and closing conditions Approvals Pro-forma ownership is based on the number of shares outstanding today 12

Exscientia: ‘617 precision designed to have best-in-class properties Maximize upside potential of precision- Precision designed to maximize therapeutic index allowing for designed GTAEXS617 with purchase of full optimized combinations and potentially better efficacy rights from GT Apeiron: • Selectivity, reversibility & efflux design properties limit • Upfront $10m in cash + $10m in potential toxicities to widen therapeutic index Exscientia equity + single digit royalties • CDK7 regulates both cell cycle and transcription • Potential best-in-class molecule in • Cell cycle inhibitors are a validated mechanism of action: CDK4/6 Phase 1/2 studies inhibitors generated $11 billion in sales in 2023 • Ahead of monotherapy dose escalation • Opportunity in multiple tumor types clinical trial data • Ongoing ELUCIDATE Phase I/II trial in patients with advanced solid tumors and potential best in class* • Ahead of monotherapy dose escalation clinical trial data • Full rights acquired for ‘617 – CDK7 inhibitor • Across these six tumor types, there are 75k newly diagnosed patients in the US per year CDK7 • CDK4/6 relapsed breast cancer is the first indication being considered for combination dose expansion – expected to start in 2H24/1H25 Sales data from Evaluate Pharma *Tumor types: head and neck cancer, colorectal cancer, pancreatic cancer, non-small cell lung cancer (NSCLC), HR+/HER2- breast cancer and ovarian cancer

Recent Business Developments and Potential Milestones

14

Recursion

Recent Business Developments and Potential Milestones 14

Fee Structure	$30 million is part of a fee structure that **could exceed a total of $500 million across multiple maps**, not inclusive of program milestones
Validated Approach	**Validates Recursion's scientific approach** to mapping biology as well as Recursion's ability to deliver on success-based data options
Milestone Payment	**Augmenting this map with chemical perturbations**, completion and acceptance could trigger a **larger second milestone payment**
Building Technologies	Built **cell manufacturing** technologies and **produced >1 trillion hiPSC derived neuronal cells** to create this initial map
Additional Maps	**Building additional maps in other neural cell contexts** that will further investigate genome scale genetic and diverse chemical perturbations for this decade-long collaboration

Roche

Genentech

A Member of the Roche Group

15

Recursion

Roche-Genentech Optioned Industry-First Neuroscience Phenomap from Recursion for $30 Million $30 million is part of a fee structure that could exceed a total of $500 million Fee across multiple maps, not inclusive of program milestones Structure Validates Recursion’s scientific approach to mapping biology as well as Validated Recursion’s ability to deliver on success-based data options Approach Augmenting this map with chemical perturbations, completion and acceptance Milestone could trigger a larger second milestone payment Payment Built cell manufacturing technologies and produced >1 trillion hiPSC derived Building neuronal cells to create this initial map Technologies Building additional maps in other neural cell contexts that will further Additional investigate genome scale genetic and diverse chemical perturbations for this Maps decade-long collaboration 15

BAYER

Nov 2023
Focus on Oncology

Q1 — Work initiated

Q2 — Initiated 1st Joint Project which is advancing rapidly towards Lead Series nomination

16

Recursion

Recursion is delivering value across its partnership with Bayer in undruggable oncology On track to complete 25 unique multi-modal data packages in Q3 Work initiated Nov 2023 Focus on Oncology Q1 Q2 Q3 Bayer is the 1st beta-user Initiated 1st Joint Project which is of LOWE (Recursion’s LLM advancing rapidly towards Lead Orchestrated Workflow Engine) Series nomination 16

Clinical: CCM REC-994 for CCM : Topline Readout in September 2024 SYCAMORE is the first industry-sponsored Phase 2 trial for CCM Disease & Unmet Need REC-994 Phase 2 • Cerebral Cavernous Malformation (CCM) affects ~360,000 symptomatic patients in the US and EU5 SYCAMORE Randomized, double-blind, • Loss of function mutations in CCM1, CCM2, CCM3 genes placebo-controlled trial lead to vascular abnormalities in the CNS • Symptoms include seizures, headaches, hemorrhage, • Primary : Safety and tolerability focal neurological deficits • Secondary : About a dozen efficacy measures including • No approved therapies with treatment options limited to clinician-measured outcomes, MRI imaging, and patient surgery or stereotactic radiosurgery reported outcomes Topline Readout September 2024 Small-molecule therapeutics designed to exploit specific targets in the CCM1– CCM2–CCM3–MEKK3 pathways may reduce CCM growth, progression, and • Efficacy analysis will focus on identifying trends across bleeding, offering the possibility of effective nonsurgical treatments for CCM. multiple endpoints and population subgroups – Edward R Smith, MD, Harvard • We and KOLs believe that movement in one or more of Almost every patient has wanted to be part of the extension portion of the these efficacy measures supports continued SYCAMORE trial. REC-994 was the first drug that came into trials for our development of this program patients, and it is still the only drug in Phase 2 that is industry sponsored. Machine learning won the race – Connie Lee, CEO, Alliance to Cure CCM • We look forward to discussing data and engaging the FDA on a potential path to registration 17

Milestones: Pipeline – 7 Clinical Trial Readouts Expected in ~18 Months Pipeline • CCM: Ph2 readout expected in September 2024 • NF2: Ph2 safety & preliminary efficacy expected in Q4 2024 • FAP: Ph2 safety & preliminary efficacy expected in H1 2025 • AXIN1 or APC Mutant Cancers: Ph2 safety & preliminary efficacy expected in H1 2025 • C. difficile Infection: Ph2 initiation expected in Q4 2024 with preliminary readout expected by end of 2025 • Advanced HR-Proficient Cancers, Target RBM39: IND submission expected in Q3 2024. Ph1/2 initiation expected in Q4 2024 with Ph1 dose-escalation readout by end of 2025 • Target Epsilon (novel target in fibrotic diseases): IND submission expected in early 2025 with Ph1 healthy volunteer readout by end of 2025 • Dozens of internal & partner programs in early stages with first LLM & causal model driven programs entering pipeline 18

Milestones: Partnerships and Platform Partnerships Platform • Roche & Genentech: validation program option exercised for • Built our 1st genome-scale transcriptomics KO map, 1st validated hit series in oncology, 1st neuroscience moving towards multiomics foundation models phenomap optioned for $30M (part of a structure that could exceed a total of $500M across multiple maps), potential for near-term program and additional map options • Active learning and exploration of proteomics, organoids, spheroids, & automated synthesis • Bayer: delivered multiple oncology data packages, on track to complete 25 unique data packages in Q3 2024, advancing • Potential to make some data and tools available to 1st joint project towards lead series nomination, agreed to be biopharma and commercial users 1st beta-user of LOWE for drug discovery and development, potential near-term program options • OS moving towards autonomous discovery • Tempus & Helix: building large-scale causal AI models to generate target hypotheses across cancer and other disease Strong Financial Position areas, exploring novel NSCLC targets ~$474M in cash Q2 2024 Cash refers to cash and cash equivalents at the end of Q2 2024 • Potential for additional partnership(s) in large, intractable areas of biology 19

Value Proposition and OS 20

Digital (bits)
Real (atoms)
1
2
3

2 Data

1 Profile Systems

3 Algorithms

Navigate digital maps to predict novel relationships, then try them in reality

21

Recursion

There is a formula for mapping and navigating complex systems using technology 2 Data Aggregate and organize data to create digital maps of reality 2 Digital (bits) 3 1 Real (atoms) Algorithms 3 Navigate digital maps to Profile Systems 1 predict novel relationships, Capture high-dimensional then try them in reality data to create a digital record of reality (things, places, preferences, etc.) 21

Data roadblocks make mapping and navigating biology difficult Analog Standard The fax machine is alive and well in medicine, while in biopharma, study results from CROs are still often reported as PDFs or scanned printouts Siloed Data in Pharma ! Biopharma has 100s of petabytes of ! scientific data stored on a project-by- ! ! ! ! ! project basis without the meta-data or ! annotation needed to relate it to other ! ! projects or questions in biology Reproducibility Crisis Multiple studies have shown that the vast majority of published academic literature cannot be recapitulated Trademarks are the property of their respective owners and used for informational purposes only. 22 Baker, M. Irreproducible biology research costs put at $28 billion per year. Nature (2015). https://doi.org/10.1038/nature.2015.17711

Profile Systems
We have built and continue to scale among the world's most prolific automated wet labs

Recursion OS

Algorithms
We own and operate one of the fastest supercomputers on earth, allowing us to train LLMs & FMs fit for the purpose of drug discovery

Improved and scaled clinical pipeline

23

Recursion

We are building and aggregating purpose-built datasets to map and navigate biology Data Each week we digitize millions of our own experiments across multiple layers of biology Algorithms from cell to animal Profile Systems We own and operate one of the We have built and continue to fastest supercomputers on earth, scale among the world’s most allowing us to train LLMs & FMs fit prolific automated wet labs for the purpose of drug discovery Recursion OS Improved and scaled clinical pipeline 23

Patient Connectivity & Novelty
ML models trained on Tempus data
~50 human cell types enable reverse-genetic causal ML models
Automated generation of novel, patient-specific hypotheses
~2M physical compounds & ~36B compounds with target predictions
LLMs query global knowledge for program ideation & evaluation
Hit & Target Validation
Predicted target binding
Scaled Phenomics
Scaled Transcriptomics
Chemical tractability
Compound Optimization
Compound selection with ML
DMPK experiments
Chemical property predictions
Phenomic efficacy
Translation
InVivomic Prioritization
Digital Tolerability
InVivomic efficacy
Pre-clinical assessment
IND Enabling Studies
LLM-based automated IND generation*
LLM-based automated patent writing*
Clinical Development
Patient Selection/ Biomarker Strategy
Trial Design/ Statistical Approach
Enrollment
Treatment Begins

*Currently being explored

24

Recursion

The Recursion OS integrates modules across many diverse steps to industrialize drug discovery and development 24

Genomics
Transcriptomics
Proteomics
Phenomics
ADME
InVivomics
Real-World Patient Data

25

Recursion

We connect data layers to build multiomic digital maps of biology 25

Phenomics: Foundation models improve at detecting biology

DATA GENERATION

>250 million experiments

>50 human cell types

>1 trillion neurons generated

Brightfield to capture dynamics

0 hours Pre CA

MODELS

2 weeks of rapid iteration on Biohive-2 enabled

25.7%

increase in expressed gene knock-outs detected

Recall of biological relationships vs model size
Biological recall
0.50
0.48
0.46
0.44
0.42
Parameters
10^8
10^9
DL-2
Phenom-Beta
Phenom-1
Phenom-2 candidate
2 weeks
6 months

26

Recursion

2 weeks 6 months Phenomics: Foundation models improve at detecting biology DATA GENERATION MODELS Recall of biological relationships vs model size >250 million experiments 2 weeks of rapid >50 human cell types iteration on Phenom-2 0.50 candidate Biohive-2 >1 trillion neurons generated Phenom-1 enabled 0.48 Brightfield to capture dynamics 25.7% 0.46 increase in 0.44 Phenom- expressed gene Beta DL- knock-outs 2 0.42 detected 10⁸ 10⁹ Parameters 26 Biological recall

Transcriptomics: Multimodal data scales validation and mapping

DATA GENERATION

>1M samples sequenced
1st genome-scale transcriptomic map

IL-6 pathway
Transcriptomics
Phenomics
PTPN2
SOCS3
STAT3
IL6R
IL6
IL6ST
JAK1

MODELS

90%

60%

27

Recursion

Transcriptomics: Multimodal data scales validation and mapping DATA GENERATION MODELS >1M samples sequenced Replaced time-consuming, disease- 1st genome-scale transcriptomic map specific validation assays with portfolio- wide multimodal model workflow Transcriptomics IL-6 pathway 90% 60% Ability to predict Ability to predict compounds that failed compounds that passed later disease-relevant later disease-relevant assays in internal tests assays in internal tests Phenomics 27

DATA GENERATION

Estimated **90x** throughput over manual approach

>750 compounds per week

MODELS

Our single generalizable model improves with multimodal data and model size

Generalized performance over all 22 TDC ADMET datasets
1.25
1.00
0.75
0.50
0.25
0.00
-0.25
Normalized performance
External best model 2024
MolGPS with Phenomics
MolGPS
Average of all TDC models
10^6
10^7
10^8
10^9
Number of parameters

28

Recursion

ADME: Data and scale lead to State of the Art models DATA GENERATION MODELS Our single generalizable model improves with Estimated 90x throughput over manual approach multimodal data and model size >750 compounds per week Generalized performance over all 22 TDC ADMET 1.25 datasets 1.00 External best model 2024 0.75 0.50 0.25 Average of 0.00 all TDC models -0.25 10⁶ 10⁷ 10⁸ 10⁹ Number of parameters 28 Normalized performance

InVivomics accelerates decision-making in late discovery

DATA GENERATION

>1,000 digital mouse cages

150 digital rat cages in 2024

Social housing increases relevance

MODELS

29

Recursion

InVivomics accelerates decision-making in late discovery DATA GENERATION MODELS >1,000 digital mouse cages • Machine learning enables scale by extracting signals 150 digital rat cages in 2024 from video and Social housing increases relevance temperature sensors • Applied across breadth of Recursion portfolio • Designed to select the right molecule at the right dose before entering efficacy studies 29

DATA GENERATION

TEMPUS

>20 PB of real-world multi-modal oncology data

Helix

Hundreds of thousands of unique de-identified patient records across diverse therapeutic areas

MODELS

Combining Recursion maps of biology with patient clinical data unlocks causal modeling to find novel targets

Forward Genetics
Mutagenesis,
QTL mapping, etc.
Known Phenotype
Phenotype resulting from alteration/ perturbation
Known Gene
Recursion.
Reverse Genetics
Genetic perturbation,
chemical perturbation, etc.

30

Recursion

Patient Data: Path to uncover novel disease drivers with Maps DATA GENERATION MODELS >20 PB of real-world multi-modal oncology Combining data Recursion maps of biology with patient clinical Hundreds of data unlocks thousands of unique causal modeling to de-identified patient find novel targets records across diverse therapeutic areas 30

Failing faster and earlier to ›

Stage
Screen
Hit ID
Validated Lead
Advanced Candidate
Development Candidate
100
80%
80
75%
60
85%
51
100
55%
55
32%
18
37%
7
62%
4
Industry
Recursion

› spend less ›

Cost to IND ($M)
0
5
10
15
20
25
30
Industry
Recursion

› and go faster

Time to Validated Lead (mo)
0
5
10
15
20
25
30
35
Industry
Recursion

31
Recursion

The Recursion OS maps and navigates biology to shift drug discovery from bespoke science to scaled engineering Failing faster and earlier to › › spend less › › and go faster Recursion Industry Screen — 100 100 30 35 80% 55% 30 Hit ID — 25 80 55 25 75% 32% 20 Validated Lead — 18 20 15 60 37% 15 Advanced Candidate — 7 10 10 85% 62% 5 Development Candidate — 5 51 4 0 0 Industry Recursion Industry Recursion Industry Recursion We believe that, compared to industry averages, our approach enables us to: (i) identify low-viability programs earlier in the research cycle, (i) spend less per program and (iii) rapidly advance program to a validated lead candidate. All industry data has been adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214. The cost to IND has been inflation- 31 adjusted using the US Consumer Price Index (CPI) through 2023. The Recursion data shown for the transition stages and time to validated lead is the average of all Recursion programs since late 2017 through 2023. The Recursion data shown for cost to IND pertains to the actual and projected costs for a novel chemi cal entity to reach IND. Stage Cost to IND ($M) Time to Validated Lead (mo)

Our unique approach creates novel opportunities

Unexplored oncology
Public Data
Recursion's Approach
Low potential, unexplored
High potential, unexplored
Low oncology relevance
RXRX Data
High oncology relevance
RXRX Data
BRAF
CTLA4
JAK2
EZH2
TERT
EGFR
Low potential, thoroughly explored
High potential, thoroughly explored
Explored oncology
Public Data

32

Recursion

Our unique approach creates novel opportunities Recursion’s Approach High potential, Low potential, unexplored unexplored Low potential, High potential, thoroughly explored thoroughly explored 32

Recursion OS

Pipeline

Pipeline Strategy

- Precision Oncology
- Rare Disease

Partnerships

Partnership Strategy

Leverage partner knowledge and clinical development capabilities

- Neuroscience*
- Undruggable Oncology
- Other large, intractable areas of biology (e.g., CV/Met)

Data

Data Strategy

License subsets of data and key tools

- Licensing
- Augment Recursion OS

33

Recursion

We harness value from the Recursion OS with a multi-pronged capital efficient business strategy Pipeline Strategy Precision Oncology Build internal pipeline in indications with potential for Rare Disease accelerated path to approval Pipeline Partnership Strategy Neuroscience* Partner in complex therapeutic areas Undruggable Oncology requiring large financial commitment or competitive arbitrage Partnerships Other large, intractable areas Leverage partner knowledge and clinical development capabilities of biology (e.g., CV/Met) Data Strategy Licensing License subsets of data and key tools Augment Recursion OS Direct generation of new data Data internally to maximize pipeline and partnership value-drivers *Includes a single oncology indication from our Roche and Genentech collaboration. 33

Value Creation – Pipeline 34

Recursion OS

Pipeline

Pipeline Strategy

- **Precision Oncology**
- **Rare Disease**

Partnerships

Partnership Strategy

Leverage partner knowledge and clinical development capabilities

- Neuroscience*
- Undruggable Oncology
- Other large, intractable areas of biology (e.g., CV/Met)

Data

Data Strategy

License subsets of data and key tools

- Licensing
- Augment Recursion OS

35 Recursion

We harness value from the Recursion OS with a multi-pronged capital efficient business strategy Pipeline Strategy Precision Oncology Build internal pipeline in indications with potential for Rare Disease accelerated path to approval Pipeline Partnerships Data *Includes a single oncology indication from our Roche and Genentech collaboration. 35

Our pipeline reflects the scale and breadth of our approach Anticipated Patient Program Indication Target Preclinical Phase 1 Phase 2 Phase 3 Near-Term Population Milestones Topline readout in 1 REC-994 Cerebral Cavernous Malformation Superoxide ~ 360K SYCAMORE September 2024 Preliminary data 2 POPLAR REC-2282 Neurofibromatosis Type 2 HDAC ~ 33K readout in Q4 2024 Preliminary data 3 TUPELO REC-4881 Familial Adenomatous Polyposis MEK ~ 50K readout in H1 2025 Ph2 initiation in Q4 REC-3964 Clostridioides difficile Infection TcdB ~730K 2024 IND submission in 4,5,6 Epsilon Fibrotic Diseases Undisclosed ~ 50K early 2025 Preliminary data 7 LILAC REC-4881 Advanced AXIN1/APC-mutant Cancers MEK ~ 104K readout in H1 2025 IND submission in Q3 8 2024, Ph 1/2 initiation REC-1245 Advanced HR-Proficient Cancers RBM39 ~ 220K in Q4 2024 More than a dozen discovery and research programs in oncology or with our partners – first program optioned by Roche-Genentech in GI-oncology All populations defined above are US and EU5 incidence unless otherwise noted. EU5 is defined as France, Germany, Italy, Spain, and UK. (1) Prevalence for hereditary and sporadic symptomatic population. (2) Annual US and EU5 incidence for all NF2-driven meningiomas. (3) Prevalence for adult and pediatric population. (4) Our program has the potential to address several indications. (5) We have not finalized a target product profile for a specific indication. (6) Incidence for US only. (7) 2L+ drug-treatable population. (8) 2L+ drug-treatable population comprising ovarian, prostate, breast, and pancreatic cancers. 36 Rare & Other Oncology

Clinical: CCM SYCAMORE Clinical Trial : REC-994 for CCM Phase 2 Fully Enrolled CAUSE PREVALENCE & STANDARD OF CARE LOF mutations in genes CCM1, CCM2 & CCM3, key for Symptomatic US + EU5, maintaining the structural integrity of the vasculature due to >1 million patients worldwide unknown mechanisms ~360,000 live with these lesions today PATHOPHYSIOLOGY & REASON TO BELIEVE >5x larger US patient population than other rare diseases like Cystic Fibrosis (>31k patients) Vascular malformations of the CNS leading to focal neurological deficits, hemorrhage and other symptoms Vascular malformations (cavernomas) No approved therapy • Most patients receive no treatment or only Efficacy signal in Recursion OS as well as functional symptomatic therapy validation via scavenging of massive superoxide accumulation in cellular models; reduction in lesion • Surgical resection or stereotactic radiosurgery not always feasible because of location and is not curative number with chronic administration in mice • Targeting sporadic and familial symptomatic CCM • Phase 2 readout expected September 2024 patients with CCM1, CCM2, and CCM3 mutations KEY ELEMENTS • US & EU Orphan Drug Designation • Superoxide scavenger, small molecule Julia – living with CCM 37

Clinical: CCM

Topline Data Expected September 2024

Enrollment Criteria

Outcome Measures

- Primary: Safety and tolerability
- Secondary: Efficacy
- Exploratory: Biomarkers

Screening & Randomization 1:1:1
Treatment
Follow-up
Enroll ~60
400mg
200mg
Placebo
12 Months Treatment Period
Extension Study
Visits: Days 1 & 2
Months 1, 3, 6, 9 & 12

38

Recursion

Clinical: CCM SYCAMORE Clinical Trial: REC-994 for CCM Phase 2 Fully Enrolled Topline Data Expected September 2024 Screening & Randomization 1:1:1 Treatment Follow-up Enrollment Criteria • MRI-confirmed CCM lesion(s) • Familial or sporadic • Symptoms directly related to CCM 400mg Outcome Measures Extension Enroll 200mg 12 Months Treatment Period ~60 Study • Primary: Safety and tolerability Visits: Days 1 & 2 • Secondary: Efficacy Months 1, 3, 6, 9 & 12 Trial Update • Exploratory: Biomarkers Placebo Source : The Symptomatic Cerebral Cavernous Malformation Trial of REC-994 (SYCAMORE) 38

Clinical: CCM

REC-994 for CCM: Expectations

Outcome Measures

- **Primary: Safety and Tolerability**
  - **Adverse events & symptoms**
- **Secondary & Exploratory:**
  - **Efficacy**
    - **Clinician-measured outcomes** (CGI, PGI)
    - **MRI Imaging**
    - **Impact of acute stroke** (mRS, NIHSS)
    - **Patient and Investigator reported outcomes** (SMSS, PROMIS-29, CCM-HI, symptom questionnaires)

Trial Update

- Enrollment is complete
- Vast majority of participants who completed 12 months of treatment continue to enter long-term extension
- Analysis
  - Identification of trends across multiple endpoints
  - Changes in vascular permeability
    - E.g., hemosiderin deposition
  - Change in lesion burden
  - Subgroup

39

Recursion

Clinical: CCM REC-994 for CCM: Expectations Outcome Measures Trial Update • Primary: Safety and Tolerability • Enrollment is complete • Adverse events & symptoms • Vast majority of participants who completed 12 months of treatment continue to enter long- • Secondary & Exploratory: term extension • Efficacy • Analysis ▪ Clinician-measured outcomes (CGI, PGI) o Identification of trends across ▪ MRI Imaging multiple endpoints ▪ Impact of acute stroke o Changes in vascular permeability (mRS, NIHSS) o E.g., hemosiderin deposition ▪ Patient and Investigator reported outcomes o Change in lesion burden (SMSS, PROMIS-29, CCM-HI, o Subgroup symptom questionnaires) 39

Clinical: NF2

PREVALENCE & STANDARD OF CARE

~33,000 **Treatable US + EU**

No approved therapy

CAUSE

PATHOPHYSIOLOGY & REASON TO BELIEVE

Inherited rare **CNS tumor syndrome** leading to loss of hearing and mobility, other focal neurologic deficits

KEY ELEMENTS

- Targeting **familial & sporadic NF2 meningioma** patients
- CNS penetrant HDAC inhibitor
- Oral dosing
- Part A (adult cohort) **fully enrolled**
- Preliminary readout **expected Q4 2024**
- **Fast-track** and US & EU **Orphan Drug Designation**

Intracranial meningiomas

Ricki – living with NF2

40

Recursion

Clinical: NF2 POPLAR Trial: REC-2282 for NF2 Part A Fully Enrolled CAUSE PREVALENCE & STANDARD OF CARE LOF mutations in NF2 tumor suppressor gene, leading to deficiencies in the tumor suppressor protein merlin Treatable US + EU ~33,000 No approved therapy PATHOPHYSIOLOGY & REASON TO BELIEVE • Surgery/RT is standard of care (when feasible) Inherited rare CNS tumor syndrome leading • Location may make complete resection untenable, to loss of hearing and mobility, other focal Intracranial meningiomas leading to hearing loss, facial paralysis, poor balance neurologic deficits and visual difficulty • Stasis or shrinkage of tumor could improve Efficacy signal in Recursion OS, cellular, and animal prognosis models; suppression of aberrant ERK, AKT, and S6 pathway activation in a Phase 1 PD Study in NF2 patient tumors • Targeting familial & sporadic NF2 meningioma • Part A (adult cohort) fully enrolled patients • Preliminary readout expected Q4 2024 KEY ELEMENTS • CNS penetrant HDAC inhibitor • Fast-track and US & EU Orphan Drug • Oral dosing Designation Ricki – living with NF2 40

Clinical: NF2

Key Enrollment Criteria

- MRI-confirmed progressive meningioma
- Sporadic meningioma with confirmed NF2 mutation
- Familial NF2 meningioma
- Have documented progression with past 24 months

Outcome Measures

- Primary: PFS6 defined as proportion of patients who are alive or progression free after
- Secondary: ORR, Safety, PK/PD

Phase 2/3 trial initiated in Q2 2022

Phase 2 portion
40 mg TIW
~6 Sporadic
~6 Familial
60 mg TIW
~6 Sporadic
~6 Familial
6-month PFS
(Futility Analysis)
Go/No-go to Ph3
Safety/Tolerability
PK
PFS
FDA Mtg

Trial Update

41

Recursion

Clinical: NF2 POPLAR Trial: REC-2282 for NF2 Part A Fully Enrolled Phase 2/3 trial initiated in Q2 2022 Key Enrollment Criteria • MRI-confirmed progressive Phase 2 portion meningioma 40 mg TIW • Sporadic meningioma with ~6 Sporadic ~6 Familial confirmed NF2 mutation 6-month PFS FDA Mtg • Familial NF2 meningioma (Futility Analysis) 60 mg TIW • Have documented progression ~6 Sporadic ▪ Go/No-go to Ph3 ~6 Familial▪ Safety/Tolerability with past 24 months ▪ PK ▪ PFS Outcome Measures • Primary: PFS6 defined as Trial Update proportion of patients who are alive or progression free after • Enrollment of adult patients in Phase 2 portion of the study is complete (N=24) • Secondary: ORR, Safety, PK/PD • Phase 2 readout in adults (safety & preliminary efficacy) expected in Q4 2024 41 Source : Efficacy and Safety of REC-2282 in Patients With Progressive Neurofibromatosis Type 2 (NF2) Mutated Meningiomas (POPLAR-NF2)

Clinical: FAP

PREVALENCE & STANDARD OF CARE

~50,000 **Diagnosed US + EU**

No approved therapy

- Colectomy during adolescence (with or without removal of rectum) is standard of care
- Post-colectomy, patients still at significant risk of polyps progressing to GI cancer
- Significant decrease in quality-of-life post-colectomy (continued endoscopies, surgical intervention)

CAUSE

Inactivating mutations in the tumor suppressor gene *APC*

PATHOPHYSIOLOGY & REASON TO BELIEVE

Polyps throughout the GI tract with extremely high risk of malignant transformation

Efficacy signal in the Recursion OS showed specific MEK 1/2 inhibitors had an effect in context of *APC* LOF. Subsequent APC^{min} mouse model showed potent reduction in polyps and dysplastic adenomas

KEY ELEMENTS

- Targeting **classical FAP patients (with *APC* mutation)**
- MEK inhibitor, small molecule
- Oral dosing
- Preliminary readout **expected H1 2025**
- **Fast-Track** and US & EU **Orphan Drug Designation**

Polyps Found in Colon and Upper GI Tract

42

Recursion

Clinical: FAP TUPELO Clinical Trial : REC-4881 for FAP Phase 2 Underway CAUSE PREVALENCE & STANDARD OF CARE Inactivating mutations in the tumor suppressor gene APC Diagnosed US + EU ~50,000 PATHOPHYSIOLOGY & REASON TO BELIEVE No approved therapy Polyps throughout the GI tract with • Colectomy during adolescence (with or without extremely high risk of malignant removal of rectum) is standard of care transformation • Post-colectomy, patients still at significant risk of polyps progressing to GI cancer Efficacy signal in the Recursion OS showed • Significant decrease in quality-of-life post-colectomy specific MEK 1/2 inhibitors had an effect in min (continued endoscopies, surgical intervention) context of APC LOF. Subsequent APC mouse model showed potent reduction in polyps and dysplastic adenomas • Targeting classical FAP patients (with APC mutation) • Preliminary readout expected H1 2025 KEY ELEMENTS • MEK inhibitor, small molecule • Fast-Track and US & EU Orphan Drug Designation • Oral dosing Polyps Found in Colon and Upper GI Tract 42

Clinical: FAP

Part 2 Enrollment Commenced

Key Enrollment Criteria

- Confirmed *APC* mutation
- ≥ 55 years old
- Post-colectomy/proctocolectomy
- No cancer present
- Polyps in either duodenum (including ampulla of vater) or rectum/pouch

Outcome Measures

- Primary:
  - Safety & Tolerability
  - Change from baseline in polyp burden at 12 weeks
  - RP2D
- Secondary:
  - PK/PD

Screening & Treatment

Part 2
Single agent REC-4881 Dose Escalation
Safety
Tolerability
PK/PD
Recommended Phase 2 Dose
Dose Expansion at RP2D
Futility Assessment
Go/No-Go
12 mg QD (n ≤ 6)
8 mg QD (n ≤ 6)
4 mg QD (n ≤ 6)

Trial Update

Source : Evaluate REC-4881 in Patients With FAP (TUPELO)

43

Recursion

Clinical: FAP TUPELO Clinical Trial : REC-4881 for FAP Phase 2 Underway Part 2 Enrollment Commenced Screening & Treatment Key Enrollment Criteria • Confirmed APC mutation Part 2 • ≥ 55 years old • Post-colectomy/proctocolectomy Single agent REC-4881 • No cancer present Dose Expansion Recommended Dose Escalation Phase 2 Dose at RP2D • Polyps in either duodenum (including ampulla of vater) or • Safety • Futility Assessment • Tolerability rectum/pouch • Go/No-Go • PK/PD 12 mg QD (n ≤ 6) Outcome Measures • Primary: 8 mg QD • Safety & Tolerability (n ≤ 6) • Change from baseline in polyp burden at 12 weeks • RP2D 4 mg QD Trial Update • Secondary: (n ≤ 6) Phase 2 initiated preliminary readout expected by H1 2025 • PK/PD 43 Source : Evaluate REC-4881 in Patients With FAP (TUPELO )

Clinical: AXIN1 or APC

PREVALENCE & STANDARD OF CARE

~104,000 **Treatable US + EU**

Substantial need for developing therapeutics for patients harboring mutations in *AXIN1* or *APC*, as these **mutations are considered undruggable**

CAUSE

PATHOPHYSIOLOGY & REASON TO BELIEVE

KEY ELEMENTS

- Targeting ***AXIN1* or *APC* mutant cancers**
- MEK inhibitor, small molecule
- Oral dosing
- **Enrollment ongoing**
- Phase 2 initial readout **expected H1 2025**

Plasma Membrane
LRP
Frizzled
Cytoplasm
CK1
GSK3β
AXIN1
APC
β-Catenin
β-Catenin
P
Ubiquitin-mediated proteolysis

44

Recursion

Clinical: AXIN1 or APC LILAC Clinical Trial: REC-4881 for AXIN1 or APC mutant cancers CAUSE PREVALENCE & STANDARD OF CARE LOF mutations in AXIN1 or APC tumor suppressor genes Treatable US + EU ~104,000 PATHOPHYSIOLOGY & REASON TO BELIEVE Substantial need for developing therapeutics for Alterations in the WNT pathway are found in patients harboring mutations in AXIN1 or APC, as these a wide variety of tumors and confer poor mutations are considered undruggable prognosis and resistance to standard of care To our knowledge, REC-4881 is the only industry Efficacy signal in the Recursion OS and sponsored small molecule therapeutic designed to favorable results in PDX models harboring enroll solid tumor patients harboring mutations in AXIN1 AXIN1 or APC mutations vs wild-type leading or APC to a significant PFS benefit only in mutant models • Targeting AXIN1 or APC mutant cancers • Enrollment ongoing AXIN1/APC regulate WNT signaling KEY ELEMENTS • MEK inhibitor, small molecule • Phase 2 initial readout expected H1 2025 • Oral dosing 44

Clinical: AXIN1 or APC

FPI achieved Q1 2024

Enrollment Criteria

- Unresectable, locally advanced, or metastatic cancers
- ≥ 55 years old
- *AXIN1* or *APC* mutation confirmed by NGS (tissue or blood)
- CRC patients must be *RAS / RAF* wildtype
- No MEK inhibitor treatment within 2 months of initial dose
- ≥ 1 prior line of therapy
- ECOG PS 0-1

Outcome Measures

- Primary
  - Safety/tolerability
  - ORR (RECIST 1.1)
- Secondary
  - PK
  - Additional efficacy parameters

Screening & Treatment
Part 1
Part 2
Safety Assessment
12 mg REC-4881 QD
RP2D
AXIN1
(n=10)
APC
(n=10)
Futility Assessment
Futility Assessment
Once 10 pts enrolled in each cohort with ≥ 1 scan post-baseline
AXIN1
(n=10)
APC
(n=10)

Trial Update

- Utilizing genomics & RWD data for patient/site matching
- **Phase 2** initial **readout** expected **H1 2025**

45

Recursion

Clinical: AXIN1 or APC LILAC Clinical Trial: REC-4881 for AXIN1 or APC mutant cancers FPI achieved Q1 2024 Screening & Treatment Enrollment Criteria • Unresectable, locally advanced, or Part 1 Part 2 metastatic cancers • ≥ 55 years old • AXIN1 or APC mutation confirmed by NGS AXIN1 AXIN1 Futility Assessment (n=10) (n=10) (tissue or blood) R • CRC patients must be RAS / RAF wildtype Safety Assessment P Once 10 pts enrolled in each cohort • No MEK inhibitor treatment within 2 with ≥ 1 scan post-baseline 12 mg REC-4881 QD 2 months of initial dose D APC APC • ≥ 1 prior line of therapy Futility Assessment (n=10) (n=10) • ECOG PS 0-1 Outcome Measures • Primary Trial Update • Safety/tolerability • Utilizing genomics & RWD data for patient/site • ORR (RECIST 1.1) matching • Secondary • PK • Phase 2 initial readout expected H1 2025 • Additional efficacy parameters 45 Source : A Study of REC-4881 in Participants With Cancers Which Have an AXIN1 or APC Mutation

Clinical: *C. difficile*

ALDER Clinical Trial: REC-3964 for *C. Difficile*

PREVALENCE & STANDARD OF CARE

~730,000 Diagnosed US + EU5 patients

- **Severity of infection varies and can range from mild to severe, requiring colectomy**
  - **>29,000 patients** die in the US each year from CDI
- **Cost burden of up to $4.8bn annually**

TREATMENT PARADIGM

- Standard of care for 1st occurrence: Antibiotics alone
- Recurrence (20-30% of patients) treated with antibiotics ± adjunct therapy (bezlotoxumab IV or fecal transplant)
- REC3964 inhibits the C. difficile toxins and is a non-antibiotic therapy

PATHOPHYSIOLOGY & REASON TO BELIEVE

1
C. difficile
Epithelium
Blood vessel
2
Toxins A & B released
Monocyte
Neutrophil

46

Recursion

Clinical: C. difficile ALDER Clinical Trial: REC-3964 for C. Difficile PREVALENCE & STANDARD OF CARE TREATMENT PARADIGM • Standard of care for Diagnosed US 1st occurrence: Antibiotics alone + EU5 patients ~730,000 • Recurrence (20-30% of patients) treated • Severity of infection varies and can range with antibiotics ± adjunct therapy from mild to severe, requiring colectomy (bezlotoxumab IV or fecal transplant) • >29,000 patients die in the US each • REC3964 inhibits the C. difficile toxins and year from CDI is a non-antibiotic therapy • Cost burden of up to $4.8bn annually PATHOPHYSIOLOGY & REASON TO BELIEVE • Selective Inhibitor of C. difficile Toxins PATHOPHYSIOLOGY & REASON TO BELIEVE • Recursion's 1st Small Molecule NCE to Reach the Clinic • Binds and blocks catalytic activity of the toxin's innate glucosyltransferase, but not the host’s 46

Clinical: *C. difficile*

Enrollment Criteria

- Patients at high risk of recurrence
- ≥3 bowel movements in 24 hours
- Confirm CDI using EIA (toxin)
- No fulminant CDI
- No history of chronic diarrheal illness due to other causes

Outcome Measures

- Primary
  - Rate of recurrence
- Secondary
  - Additional efficacy measures
  - Safety / tolerability
  - PK

Screening
Randomization & Treatment
High Risk of Recurrence Patients with confirmed CDI
Vancomycin
Orally for 14 days
R 2:1:1
N=80
Patients with symptom resolution
REC-3964
500 mg orally BID
REC-3964
250 mg orally BID
Observational
Follow Up

Trial Update

47

Recursion

Clinical: C. difficile ALDER Clinical Trial: POC Phase 2 REC-3964 in Patients at High Risk of C. Difficile Recurrence Screening Randomization & Treatment Enrollment Criteria • Patients at high risk of recurrence REC-3964 500 mg orally BID • ≥3 bowel movements in 24 hours • Confirm CDI using EIA (toxin) High Risk of Recurrence R 2:1:1 Vancomycin REC-3964 • No fulminant CDI Follow Up Orally for 14 days 250 mg orally BID Patients with N=80 • No history of chronic diarrheal confirmed CDI illness due to other causes Patients with symptom resolution Observational Outcome Measures • Primary Trial Update • Rate of recurrence • Secondary • Phase 1 and DDI studies completed • Additional efficacy measures • Phase 2 initiation expected in Q4 2024, preliminary readout expected by • Safety / tolerability end of 2025 • PK 47

Preclinical: REC-1245

GOAL	Identify tumor-targeted precision therapeutic NCE with novel MOA capable of potentially treating HR-proficient cancers
INSIGHT FROM OS	Inhibition of target RBM39 (previously referred to as Target γ) may mimic the inhibition of CDK12 while mitigating toxicity related to CDK13 inhibition
FURTHER CONFIDENCE	A Recursion-generated NCE showed single agent efficacy that is enhanced in combination with Niraparib in a BRCA-proficient PDX model
NEXT STEPS	IND submission in Q3 2024 with Phase 1/2 dose finding / confirmation study expected to initiate in Q4 2024

CDK13
0.1 µM
0.25 µM
1.0 µM
2.5 µM
RBM39
CDK12
Similar
Opposite
CDK12
RBM39
2.5 µM
1.0 µM
0.25 µM
0.1 µM
CDK13
REC-1170204

BRCA-proficient ovarian cancer PDX

OV0273 (PDX) in-vivo efficacy

Tumor Volume (Log2 mm³)
4096
1024
256
64
16
0
10
20
30
Days Post Inoculation
****
**
****

Survival data

Treatment Ends
Probability of Survival
100
50
0
0
20
40
60
80
Days Post Inoculation
***
5/8 CRs
*
2/8 CRs
Vehicle
Niraparib
REC-204 100 mpk
REC-204 100 mpk + Niraparib

48

Recursion

Preclinical: REC-1245 REC-1245: RBM39 Inhibition for Advanced HR-Proficient Cancers Identify tumor-targeted precision therapeutic NCE with novel MOA capable GOAL of potentially treating HR-proficient cancers CDK12 Inhibition of target RBM39 (previously referred to as Target γ) may mimic the Similar INSIGHT FROM OS RBM39 inhibition of CDK12 while mitigating toxicity related to CDK13 inhibition 2.5 µM 1.0 µM A Recursion-generated NCE showed single agent efficacy that is enhanced in FURTHER CONFIDENCE REC-1170204 0.25 µM combination with Niraparib in a BRCA-proficient PDX model 0.1 µM Opposite IND submission in Q3 2024 with Phase 1/2 dose finding / confirmation study NEXT STEPS CDK13 expected to initiate in Q4 2024 OV0273 (PDX) in-vivo efficacy Survival data Vehicle Niraparib BRCA-proficient ovarian cancer PDX REC-204 100 mpk REC-204 100 mpk + Niraparib 48 Note: in the OV0273 PDX model, mice were treated with a representative lead molecule REC-1170204 (100 mg/kg, BID, PO) ± Niraparib (40 mg/kg, QD, PO) for 28 days. Single agent REC-1170204 or in combination with Niraparib resulted in a statistically significant response vs either Niraparib or vehicle arms. In addition, there was a statistically significant improvement in survival > 30 days post final dose. *p<0.05, ** p<0.01, **** p<0.0001

Preclinical: REC-1245

Phase 1A
Dose Finding
(Accelerated Titration BOIN)
N=30

- Dose Level 4+ — N = 3-6 Using BOIN design
- Dose Level 3
- Dose Level 2
- Dose Level 1

Dose Levels 1–3: Single Patient, Accelerated Titrations until Pharmacologically Active Dose (PAD) or minor toxicity / 3 patient cohorts if DLT

Phase 1B
Dose Confirmation
N=20

- **Dose #1** N=10
- **Dose #2** N=10

Phase 2
N=10-30

- *Indication #1*
- *Indication #1*

Trial Update

49

Recursion

Preclinical: REC-1245 REC-1245: RBM39 Inhibition for Advanced HR-Proficient Cancers Planned Phase 1/2 study of REC-1245 in Biomarker Selected R/R HR-Proficient Solid Tumors Phase 1A Phase 1B Phase 2 Dose Finding Dose Confirmation N=10-30 (Accelerated Titration BOIN) N=20 N=30 N = 3-6 Using BOIN Dose #1 Dose Level 4+ design N=10 Indication #1 Dose Level 3 Dose #2 Single Patient, N=10 Indication #1 Accelerated Titrations Dose Level 2 until Pharmacologically Active Dose (PAD) or minor toxicity / 3 patient cohorts if DLT Trial Update Dose Level 1 • IND submission expected in Q3 2024 • Phase 1/2 initiation expected in Q4 2024 • Phase 1 dose-escalation readout by YE 2025 49

Preclinical: Undisclosed Indication in Fibrosis

Target Epsilon: Novel Approach for Fibrotic Diseases

GOAL	Identify a therapeutic NCE with a novel MOA capable of reversing disease-related fibrotic processes
INSIGHT FROM OS	Recursion-generated hits show concentration-dependent rescue in a disease relevant human PBMC assay and phenomimic genetic KO of *Target Epsilon*
FURTHER CONFIDENCE	Compelling activity demonstrated in a gold standard animal model of a fibrotic disease with significant unmet need
NEXT STEPS	IND submission expected in early 2025 with Phase 1 healthy volunteer readout by YE 2025

Reversal of Fibrocyte Differentiation Assay

+ Pentraxin-2

Diseased State **Healthy State**

1 REC-1169575 demonstrated concentration dependent rescue in the human fibrocyte phenotypic assay [1]

Disease Score
REC-1169575 (μM)
1.5
1.0
0.5
0.0
-0.5
0.001
0.01
0.1
1
10

2 REC-1169575 mimicked CRISPR-KO of *Epsilon* at low doses and validated in a target Epsilon engagement assay [2]

Normalized BRET Response (%)
REC-1169575 (μM)
125
100
75
50
25
0
0.001
0.01
0.1
1
Similar
Opposite
Epsilon
0.1 μM
0.25 μM
0.25 μM
0.1 μM
Epsilon

Collagen ratio
2.5
2.0
1.5
1.0
0.5
0.0
*
*
Control
Fibrotic Insult
Control / Vehicle
Fibrotic Insult / Vehicle
Fibrotic Insult / SB525334
Fibrotic Insult / REC-1169575

50

Recursion

Preclinical: Undisclosed Indication in Fibrosis Target Epsilon: Novel Approach for Fibrotic Diseases Reversal of Fibrocyte Differentiation Assay Identify a therapeutic NCE with a novel MOA capable of reversing disease- GOAL related fibrotic processes Recursion-generated hits show concentration-dependent rescue in a disease + Pentraxin-2 INSIGHT FROM OS relevant human PBMC assay and phenomimic genetic KO of Target Epsilon Healthy State Compelling activity demonstrated in a gold standard animal model of a Diseased State FURTHER CONFIDENCE fibrotic disease with significant unmet need • Differentiation of human PBMCs into fibrocytes can be reversed by Pentraxin-2, a tissue repair protein, to mimic a healthy state IND submission expected in early 2025 with Phase 1 healthy volunteer NEXT STEPS • Phenotypic features of healthy state can be replicated by small readout by YE 2025 molecule rescue REC-1169575 demonstrated concentration dependent rescue REC-1169575 significantly reduced collagen in a gold standard REC-1169575 mimicked CRISPR-KO of Epsilon at low doses and 3 1 1 3 2 2 in the human fibrocyte phenotypic assay animal model of fibrotic disease validated in a target Epsilon engagement assay Similar 0.25 µM 0.1 µM Epsilon Opposite 50 1. Disease Score of 1.0 reflects “disease state” while disease score of 0.0 reflects “healthy state.” 2. Target Epsilon NanoBRET assay. 3. REC-1169575 administered 50 mg/kg BID PO. Differences between groups analyzed using Kruskal-Wallis test (*p< 0.05).

Value Creation – Partnerships 51

Recursion OS

Pipeline

Pipeline Strategy

- Precision Oncology
- Rare Disease

Partnerships

Partnership Strategy

Leverage partner knowledge and clinical development capabilities

- **Neuroscience***
- **Undruggable Oncology**
- **Other large, intractable areas of biology (e.g., CV/Met)**

Data

Data Strategy

License subsets of data and key tools

- Licensing
- Augment Recursion OS

52

Recursion

We harness value from the Recursion OS with a multi-pronged capital efficient business strategy Pipeline Partnership Strategy Neuroscience* Partner in complex therapeutic areas Undruggable Oncology requiring large financial commitment or competitive arbitrage Partnerships Other large, intractable areas Leverage partner knowledge and clinical development capabilities of biology (e.g., CV/Met) Data *Includes a single oncology indication from our Roche and Genentech collaboration. 52

Exciting scientific collaborations span biopharma, tech & data

Therapeutic discovery

Neuroscience and a single oncology indication

Roche Genentech
A Member of the Roche Group
Announced Dec 2021

Undruggable oncology targets

BAYER
Announced Sep 2020

Significant Update Announced Nov 2023

- **$30M upfront** and **$50M equity investment**
- Increased per program milestones which may be **up to $1.5B** in aggregate for up to 7 oncology programs
- **Mid single-digit royalties** on net sales
- **Recursion owns all algorithmic improvements**
- **First beta-user of LOWE**

Platform, Technology and Data

Computation and ML/AI

NVIDIA
Announced July 2023

Real-world data access

TEMPUS
Announced Nov 2023

Helix
Announced May 2024

Cheminformatics and chemical synthesis

Enamine
Announced Dec 2023

Exciting scientific collaborations span biopharma, tech & data Therapeutic discovery Platform, Technology and Data Neuroscience and a single oncology indication Computation and ML/AI • $50M equity investment • Partnership on advanced computation (e.g., foundation model development) • $150M upfront and up to or exceeding $500M in research milestones and data usage options • Priority access to compute hardware or DGXCloud Resources Announced • Phenom-Beta, a phenomics-based foundation model from Recursion, now • In addition, up to or exceeding $300M in July 2023 available on NVIDIA’s BioNeMo platform possible program milestones for up to 40 Announced programs Dec 2021 • One program and one map already optioned Real-world data access • Mid to high single-digit tiered royalties on net • Preferential access to >20 PBs of real-world, multi-modal oncology data, including sales DNA & RNA sequencing and clinical outcome data for >100,000 patients Announced • Ability to train causal AI models with utility in target discovery, biomarker Nov 2023 development & patient selection Undruggable oncology targets • Opportunity to accelerate clinical trial enrollment through broad clinical network • Access to hundreds of thousands of de-identified records, including Helix’s • $30M upfront and $50M equity investment Exome+(R) genomics & longitudinal health data, to train causal AI models and Announced • Increased per program milestones which may design biomarker & patient stratification strategies across broad disease areas May 2024 be up to $1.5B in aggregate for up to 7 Announced oncology programs Sep 2020 Cheminformatics and chemical synthesis • Mid single-digit royalties on net sales Significant • Recursion owns all algorithmic • Utilizes Recursion’s predicted protein-ligand interactions for ~36B compounds Update improvements from Enamine’s REAL Library Announced Announced • First beta-user of LOWE • Aim to generate enriched screening libraries & co-brand customer offerings Nov 2023 Dec 2023 53 Trademarks are the property of their respective owners and used for informational purposes only.

Value Creation – Data Strategy 54

Recursion OS

Pipeline

Pipeline Strategy

- Precision Oncology
- Rare Disease

Partnerships

Partnership Strategy

Leverage partner knowledge and clinical development capabilities

- Neuroscience*
- Undruggable Oncology
- Other large, intractable areas of biology (e.g., CV/Met)

Data

Data Strategy

License subsets of data and key tools

- **Licensing**
- **Augment Recursion OS**

55

Recursion

We harness value from the Recursion OS with a multi-pronged capital efficient business strategy Pipeline Partnerships Data Strategy Licensing License subsets of data and key tools Augment Recursion OS Direct generation of new data Data internally to maximize pipeline and partnership value-drivers *Includes a single oncology indication from our Roche and Genentech collaboration. 55

- Phenomics
- Compound selection with ML
- Patient-specific hypotheses
- Phenom-1
- Chemical tractability
- InVivomic prioritization
- LLMs & literature search
- InVivomic efficacy
- Chemical property predictions
- Predicted target binding
- Tempus data ML models
- Phenomic efficacy
- Patient stratification
- Transcriptomics
- MatchMaker
- Digital tolerability
- DMPK
- Compound ordering

56

Recursion

The Recursion OS is a palette of evolving sophisticated modules 56

LOWE
LOWE helps you orchestrate complicated workflows using natural language.
Try one of the templates below or enter a prompt manually.
Listing Known Targets Associated with a Specific Phenotype
Identifying Top Compounds with Similar Phenoprints to a Given ...
Request for Novel Compounds with Same Scaffold as a Given M...
Browse templates
Type your prompt here or use "/prompt" to browse templates...

D
Give me a list of targets involved in non small cell lung cancer
Thought
Complete
The user has asked for a list of targets involved in non-small cell lung cancer (NSCLC). To provide this information, I will use the PhenotypeToTarget tool to retrieve a list of known biological entities (gene symbols) associated with NSCLC. The input will be the phenotype name "non small cell lung cancer."
I have retrieved the following targets for non small cell lung cancer.
Visualisation
Data table
Tool Data
Artifacts
Select Y Value:
overall_score
OverallAssociationScore
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.90
0.83
0.82
0.82
0.80
0.80
0.79
0.77
0.77
0.76
EGFR
ERBB2
ALK
KRAS
BRAF
MET
TP53
KDR
STK11
ERBB4
Target

57

Recursion

LOWE puts the Recursion OS at your fingertips via natural language without any coding expertise required [ DEMO ] 57

D
Find the top 50 commercially available compounds that have a similar structure to COC1=CC2=NC=NC(OC3=CC(NC(=O)NC4=NOC(C(C)(C)C(F)(F)F)=C4)=CC=C3)=C2C=C1OC and place an order for all 50
Thought
Complete
The user has requested to find the top 50 commercially available compounds similar to a given SMILES string and then place an order for all 50. I will first use the MolSimilaritySearch tool to find the top 50 similar compounds and then use the OrderCompounds tool to place an order for them.
I have retrieved the most similar compounds starting from the following structure
Molecule grid
Data table
Tool Data
Artifacts
1.00
0.99
0.67
0.63
0.61
0.60
0.56
0.56
0.56
0.56
0.55
0.54
0.54
0.53
0.53
0.53
0.53
0.53
Type your prompt here or use "/prompt" to browse templates...

D
Design a Phenomics experiment in HUVEC cells to test these compounds for phenosimilarity to RAF1
Thought
Complete
To design a phenomics experiment in HUVEC cells to test the compounds for phenosimilarity to RAF1, I will need to schedule the experiment using the compounds we have ordered. Since I already have the compound order ID, I will use the "ScheduleExperiments" tool to arrange for the experiment to be conducted.
Observation
Tool Data
Artifacts
I have scheduled the requested DOSE-RESPONSE PHENOMIC experiment. The experiment id is 11368208-e485-48ea-b403-128d9f9f0c6d.
#
Structure
smiles
1
[H]C1=C(NC(=O)C2=CC(=NC3=CC=CC=C23)C2=CC=NC=C2)C=C2N=C(NC(=O)C(C)C)SC2=C1
2
CC1=C(C(N=C(N1)C1=CC=NC(C)=C1)C1=C(F)C=C(C)C=C1)C(=O)NC1=C(F)C=C2NN=CC2=C1
3
CC(SC1=NC=NC2=C1SC1=NC3=C(COC(C)(C)C3)C=C21)C(=O)NC1=CC=C(C)C(C)=C1
4
COC1=CC2=C(C=C1)N=C(NS(=O)(=O)C1=CC=C(C)C=C1)C(NC1=CC3=C(NC(=O)N3)C=C1)=N2
5
CC1=C(SC(=N1)N1C(C2=C(OC3=C(C=CC=C3)C2=O)C1=O)C1=CC=CC(Br)=C1)C(=O)OCC=C
Complete
The Phenomics experiment in HUVEC cells to test the ordered compounds for phenosimilarity to RAF1 has been successfully scheduled. The experiment ID is 11368208-e485-48ea-b403-128d9f9f0c6d.

58

Recursion

LOWE puts the Recursion OS at your fingertips via natural language without any coding expertise required [ DEMO ] 58

File
Edit
View
Special
System Disk
5 items
233K in disk
167K available
Empty Folder
System Folder
Disk Copy
Font Mover
Fonts
System Disk
Guided Tour
My Folder
Trash

59

Recursion

The Recursion OS is now more than a collection of point solutions accessible to expert users …it is increasingly integrated and accessible via a Discovery User Interface that can be used by any of our scientists from the comfort of their laptop… 59

Culture and Team 60

Our People

Functional Breakdown

>50%
have advanced degrees

>500 employees

- Technology – data science, software engineering, automation, etc.
- Life Sciences – biology, chemistry, development, etc.
- Strategic Operations

~43%	~55%	~1%
Female	Male	Non-Binary

Locations

Montréal, Québec
Toronto, Ontario
Salt Lake City, Utah
San Francisco, California

- San Francisco, California
- Toronto, Ontario
- Montréal, Québec
- London, England

London, England

61

Recursion

Our People Functional Breakdown Locations >500 employees Montréal, Québec Technology – data science, software engineering, Toronto, Ontario >50% automation, etc. have advanced Salt Lake City, Life Sciences – biology, Utah degrees San Francisco, chemistry, development, etc. California Strategic Operations Headquarters in Salt Lake City, Utah with additional locations in: ~43% ~55% ~1% • San Francisco, California Female Male Non-Binary • Toronto, Ontario London, Data shown reflective of Q1 2024, gender statistics include participating individuals • Montréal, Québec England • London, England Parity Pledge Signer gender parity and people of color parity 61

Our leadership brings together experience & innovation to advance TechBio

Board of Directors

Rob Hershberg, MD PHD
Co-Founder, CEO, & Chair of HilleVax, Former EVP, CSO. & CBO of Celgene
Celgene

Chris Gibson, PHD
Co-Founder & CEO

Dean Li, MD PHD
Co-Founder of RXRX, President of Merck Research Labs
MERCK | The University of Utah

Zavain Dar
Co-Founder & Partner of Dimension
DIMENSION | LUX

Terry-Ann Burrell, MBA
CFO & Treasurer of Beam Therapeutics
Beam | J.P.Morgan

Blake Borgeson, PHD
Co-Founder of RXRX
MIRI | BuildASign.com

Zachary Bogue, JD
Co-Founder & Partner of Data Collective
DC >C

Najat Khan, PHD
Chief R&D Officer & Chief Commercial Officer
Johnson&Johnson

Executive Team

Chris Gibson, PHD
Co-Founder & CEO

Najat Khan, PHD
Chief R&D Officer & Chief Commercial Officer
Johnson&Johnson

Tina Larson
President & COO
Roche | Genentech | ACHAOGEN

Michael Secora, PHD
Chief Financial Officer
LAURION

David Mauro, MD PHD
Chief Medical Officer
CODIAK | CHECKMATE

Ben Mabey
Chief Technology Officer

Laura Schaevitz, PHD
SVP & Head of Research
vium

Kristen Rushton, MBA
Chief Business Ops Officer
Myriad genetics

Nathan Hatfield, JD MBA
Chief Legal Officer
WILSON SONSINI

Matt Kinn, MBA
SVP Business Development
BCG | UBS

62

Recursion

Our leadership brings together experience & innovation to advance TechBio Board of Directors Dean Li, MD PHD Zavain Dar Chris Gibson, PHD Rob Hershberg, MD PHD Co-Founder of RXRX, Co-Founder & Partner Co-Founder & CEO Co-Founder, CEO, & Chair President of Merck Research of Dimension of HilleVax, Former EVP, Labs CSO, & CBO of Celgene Terry-Ann Burrell, MBA Blake Borgeson, PHD Zachary Bogue, JD Najat Khan, PHD CFO & Treasurer of Co-Founder of RXRX Co-Founder & Partner of Chief R&D Officer & Beam Therapeutics Data Collective Chief Commercial Officer Executive Team Chris Gibson, PHD Najat Khan, PHD Tina Larson Michael Secora, PHD David Mauro, MD PHD Chief R&D Officer & Co-Founder & CEO President & COO Chief Financial Officer Chief Medical Officer Chief Commercial Officer Ben Mabey Kristen Rushton, MBA Nathan Hatfield, JD MBA Matt Kinn, MBA Laura Schaevitz, PHD Chief Technology Officer Chief Business Ops Officer Chief Legal Officer SVP Business Development SVP & Head of Research 62 Trademarks are the property of their respective owners and used for informational purposes only.

Additional Information about Scientific Approach

63

Recursion

Additional Information about Scientific Approach 63

Genome-scale mapping This is a whole-genome arrayed CRISPR knock-out Map generated in primary human endothelial cells Every gene is represented in a pairwise way (each is present in columns and rows) Dark Red indicates phenotypic similarity according to our neural networks while Dark Blue indicates phenotypic anti- similarity (which in our experience often suggests negative regulation) We can add the phenotypes of hundreds of thousands of small molecules at multiple doses and query and interact with these maps using a web application Thousands of examples of known biology and chemistry 64 ß All Human Genes with Significant Effects in this Cellular Context → ß All Human Genes with Significant Effects in this Cellular Context →

DOCK9 SLC39A1 ASB7 MEGF8 PRKCH SOCS3 PHF13 PPP1R9B TNKS1BP1 ZMYM3 FAM49B STK24 YWHAB IL6ST IL6R STAT3 IL6 JAK1 One such example – the JAK / STAT pathway clustered by strength of interaction, including both similar genes (red) and opposite genes (blue) Can wade into areas of novel biology and chemistry… 65 JAK1 IL6 STAT3 IL6R IL6ST YWHAB STK24 FAM49B ZMYM3 TNKS1BP1 PPP1R9B PHF13 SOCS3 PRKCH MEGF8 ASB7 SLC39A1 DOCK9

AI Strategy Experiments
Randomized Experiments
Knowledge
Experiments

66

Recursion

66

Virtuous Cycles Drive Super-Linear Knowledge Creation

700M
600 M
500 M
400 M
300 M
200 M
100 M
-
Millions of Experiments
7T
6T
5T
4T
3T
2T
1T
-
Trillions of Relationships
2021
2022
2023
2024
Future

67

Recursion

Virtuous Cycles Drive Super-Linear Knowledge Creation 67

Additional Information about Pipeline Programs

68

Recursion

Additional Information about Pipeline Programs 68

Clinical: CCM REC-994 for CCM First-in-disease potential in CCM with an orally bioavailable small molecule superoxide scavenger • First therapeutic candidate advanced to an industry-sponsored Phase 2 trial (SYCAMORE) for CCM Program • Partnered with leading KOLs at University of Rochester to develop a CCM PRO instrument for clinical trials Overview • Putative MOA decreases ROS and oxidative stress to rescue pathogenetic endothelial dysfunction • Favorable safety and tolerability profile in Phase 1 dose-escalation with no DLTs and no SAEs Clinical • Phase 2 trial fully accrued ahead of schedule in June 2023, enrolling 62 symptomatic CCM patients Updates • Vast majority of patients treated with REC-994 for ≥ 12 months continue to opt into LTE portion • Phase 2 readout (safety, preliminary efficacy, pharmacokinetics) expected September 2024 Near-term Catalysts • Results from Phase 2 expected to inform defined registration path with guidance from FDA Commercial • ~360,000 symptomatic CCM patients living in US and EU5 with no pharmacological agents approved Opportunity • Favorable competitive landscape with REC-994 estimated to be 2+ years ahead in development • ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval IP & Exclusivity • Method of use patents provide protection until 2035 (excluding extensions) 69

Clinical: CCM 70 Disease Overview : CCM is an Under-Appreciated Orphan Disease Non-oncology Orphan Indication Product U.S. + EU5 Prevalence >1,800,000 Cerebral cavernous malformation (CCM) REC-994 (Recursion) (Symptomatic: ~360,000) Idiopathic pulmonary fibrosis (IPF) Esbriet (pirfenidone) >160,000 VX-669/ VX-445 + Tezacaftor + Ivacaftor - Cystic fibrosis (CF) >55,000 Vertex Spinal muscular atrophy (SMA) SPINRAZA (nusinersen) >65,000 Sources: Angioma Alliance ; Flemming KD, et al . Population-Based Prevalence of Cerebral Cavernous Malformations in O lder Adults: Mayo Clinic Study of Aging. JAMA Neurol. 2017 Jul 1;74(7):801-805. doi: 10.1001/jamaneurol.2017.0439. PMID: 28492932; 70 PMCID: PMC5647645 ; Spiegler S, et al Cerebral Cavernous Malformations: An Update on Prevalence, Molecular Genetic Analyses, and Genetic Counselling. Mol Syndromol. 2018 Feb;9(2):60-69. doi: 10.1159/000486292. Epub 2018 Jan 25. PMID: 29593473; PMCID: PMC5836221; Maher T, et al Global incidence and prevalence of idiopathic pulmonary fibrosis. Respir Res. 2021 Jul 7;22(197). Doi: 10.1186/s12931-021-01791-z. PMID: 34233665. DRG 2022 Solutions, Report: Epidemiology, Cystic Fibrosis. CDC: SMA

Clinical: CCM

CCM – Applied prototyping of the Recursion OS

2100 Compounds
Primary Screen
High-Content Structural Analysis
Scrambled Control or CCM2 siRNA
HMVEC-D
Compound treatment
High-throughput imaging
Automated analysis
38 Compounds
Secondary Screen
Transcellular Resistance Functional Analysis
siCTRL or siCCM2
HMVEC-D
ECIS analysis
7 Compounds
Table 1
Tertiary Screen
Modified Miles Assay-Acute Dermal Permeability
Drug
EBD
2 Compounds
Quaternary Screen
Chronic Treatment MRI analysis
Treated food or water
MRI

71

Recursion

Clinical: CCM CCM – Applied prototyping of the Recursion OS siCTRL siCCM2 siCCM2 + REC-994 siCCM2 + Simvastatin siCCM2 + Cholecalciferol Using an early version of our Recursion OS in an academic setting, we identified about 39 molecules out of 2,100 screened that according to a machine learning classifier rescued a complex unbiased phenotype associated with CCM2 loss of function. Through a set of follow-on confirmatory assays of increasing complexity, REC-994 stood out as one of two compounds we tested in a 5-month chronic CCM animal model where both compounds demonstrated significant benefit. 71 Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2 015

Clinical: CCM

Ccm1 LOF Model
Total Lesion Number
Vehicle
10 mM
Average Lesions per Animal
Vehicle
REC-994
Lesion size (mm²)

Ccm2 LOF Model
Total Lesion Number
Vehicle
10 mM
Average Lesions per Animal
Vehicle
REC-994
Lesion size (mm²)

2 Rescues acetylcholine-induced vasodilation defect

WT
ecKO
ecKO + REC-994
% Vasodilation
Acetylcholine [Log M]

3 Rescues dermal permeability defect in CCM2 mice

DMSO control
REC-994
Dermal Permeability (Absorption, AU)
Ccm2 WT
Ccm2 ecKO

72

Clinical: CCM Preclinical Studies: REC-994 reduces lesion burden and ameliorates vascular defects in genetic mouse models of CCM Reduces lesion number & size in Ccm1 and Ccm2 LOF mouse models 1 Ccm1 LOF Model Ccm2 LOF Model * * * 2 2 Lesion size (mm ) Lesion size (mm ) Rescues acetylcholine-induced vasodilation defect Rescues dermal permeability defect in CCM2 mice 2 3 ecKO WT DMSO control REC-994 • REC-994 stabilizes the integrity of ecKO + REC-994 vasculature against challenges to permeability * • Altered vascular permeability is a clinically relevant feature of CCM Ccm2 Ccm2 lesions Acetylcholine [Log M] WT ecKO 72 Source: Data above from Gibson, et al. Strategy for identifying repurposed drugs for the treatment of cerebral cavernous malformation. Circulation, 2 015 or Recursion internal data (Ccm1 mouse model) % Vasodilation Dermal Permeability (Absorption, AU)

Clinical: CCM

REC-994 : Mechanism of Action

Healthy

Plasma Membrane
CCM1
CCM2
FOX01
SOD2
Nucleus
SOD2
O2-
H2O2
Mitochondria
eNOS
NO

- Endothelial cell activation
- Smooth muscle proliferation
- Leukocyte adhesion
- Platelet aggregation

CCM

Plasma Membrane
CCM1
FOX01
SOD2
Nucleus
O2-
H2O2
Mitochondria
eNOS
NO
ONOO

- Decreased cell-cell junctional integrity and increased monolayer permeability
- Impaired vasodilation
- Cavernous angioma formation

REC-994 Impact

Plasma Membrane
CCM1
FOX01
SOD2
Nucleus
O2-
REC-994
H2O2
Mitochondria
eNOS
NO

Dosing of REC-994 restores normal function:

- Normalized ROS balance
- Restores quiescent endothelial cell state
- Stabilizes endothelial barrier function

Adapted from REC-994 Investigator Brochure

73

Recursion

Clinical: CCM REC-994 : Mechanism of Action Healthy REC-994 Impact CCM CCM1 or CCM2 loss of function leads By regulating SOD2, CCM1 (KRIT1) & Dosing of REC-994 restores to activated endothelium: CCM2 suppress: normal function: • Endothelial cell activation • Decreased cell-cell junctional • Normalized ROS balance integrity and increased • Smooth muscle proliferation • Restores quiescent endothelial monolayer permeability cell state • Leukocyte adhesion • Impaired vasodilation • Stabilizes endothelial barrier • Platelet aggregation 73 • Cavernous angioma formation function Adapted from REC-994 Investigator Brochure

Clinical: CCM Further Confidence : Clinical Studies Indicate Favorable Safety Profile REC-994 Phase 1 Studies - well-tolerated with no dose-dependent adverse events in SAD and MAD MAD Study Placebo 50 mg 200 mg 400 mg 800 mg Total Number of TEAEs 5 0 10 4 15 Total Subjects with ≥ one TEAE 4 0 3 3 4 Severity Mild 3 0 3 3 3 Moderate 1 0 0 0 1 Severe 0 0 0 0 0 Relationship to Study Drug None 3 0 0 2 1 Unlikely 1 0 1 1 2 Possibly 0 0 0 0 0 Likely 0 0 2 0 1 Definitely 0 0 0 0 0 Total Number of SAEs 0 0 0 0 0 Total Subject with ≥ one TEAE 0 0 0 0 0 Discontinued Study Drug Due to AE 0 0 0 0 0 Source: REC-994 for the Treatment of Symptomatic Cerebral Cavernous Malformation (CCM) Phase 1 SAD and MAD Study Results. Oral P resentation at Alliance to Cure Scientific Meeting. 2022 Nov 17 74

Clinical: NF2 REC-2282 for Neurofibromatosis Type 2 (NF2) First-in-disease opportunity in NF2 with HDAC inhibitor • Orally bioavailable small molecule inhibitor of class I and class IIB HDACs in Phase 2/3 (POPLAR) trial Program • Unique MOA that disrupts PP1-HDAC interface, attenuating pathophysiologic p-AKT without affecting total AKT Overview • Fast Track Designation in NF2 mutant meningioma granted by FDA in 2021 • Part A (Phase 2) fully enrolled with 24 adult participants Clinical • Early Phase 1 study demonstrated mPFS of 9.1 months in patients with CNS tumors, including 5 NF2 patients Updates • Therapeutic concentrations of REC-2282 achieved in plasma and CNS tumors in early Phase 1 studies • Phase 2 readout in adults (safety and preliminary efficacy) expected Q4 2024 Near-term Catalysts Commercial • ~ 33,000 NF2-associated meningioma patients in US and EU5 eligible for treatment with no approved therapies Opportunity • Potential to expand into additional NF2 mutant populations including mesothelioma, MPNST and EHE • ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval IP & Exclusivity • Composition of matter patent provides protection until 2030 (excluding extensions) 75

Clinical: NF2 76 Disease Overview : Neurofibromatosis Type 2 (NF2) Meningiomas • Most tumors are benign and slow growing but location in CNS leads to serious morbidity or mortality • Prognosis is adversely affected by early age at onset, a higher number of meningiomas and having a truncating mutation >66,000 Patients have Intracranial Meningioma Meningiomas ~6,000 NF2 Patients have Meningiomas (Familial) ~33,000 Treatable US + EU5 patients ~27,000 Patients who have Meningiomas that Harbor NF2 Mutations (Sporadic) • Threatens mortality; if amenable, surgical excision is primary intervention • Many patients have multiple meningiomas that exhibit heterogenous behavior and asynchronous growth • Stasis or shrinkage of tumor could improve prognosis 76 Source: Pemov, et al. Comparative clinical and genomic analysis of neurofibromatosis type 2-associated cranial and spinal meningiomas. Nature. 2020 Jul 28;10(12563). Doi: https://doi.org/10.1038/s41598-020-69074-z; NORD

Clinical: NF2

Sick
Healthy
Drug
REC-2282
1 µM
Healthy Cells
NF2 knockdown cells
Side Effect Score Median
Disease Score Median
50
40
30
20
10
0
-10
-0.2
0
0.2
0.4
0.6
0.8
1
1.2

Total Flux (photons/second)
9.01E+06
8.01E+06
7.01E+06
6.01E+06
5.01E+06
4.01E+06
3.01E+06
2.01E+06
1.01E+06
1.00E+04
0
1
6
1
2
3
4
5
6
+ REC-2282 (months)
+ Normal diet (months)

77

Recursion

Clinical: NF2 77 Insight from OS : REC-2282 Rescued Loss of NF2 Prevents growth & regrowth of NF2- deficient meningioma model in mice REC-2282 Healthy NF2 knockdown Cells cells + REC-2282 (months) + Normal diet (months) HUVEC, human umbilical vein endothelial cells; NF2, neurofibromatosis type 2; siRNA, small interfering RNA. 77

Clinical: NF2

REC-2282 : Mechanism of Action

Orally Bioavailable, CNS-penetrating, Small Molecule HDAC Inhibitor

1
2
3
Plasma Membrane
RTK
Merlin
PI3K
?
P
AKT
PP1
mTORC1
PP1
eIF4F
HDAC
Normal cell proliferation and survival
Constitutive activation is independent of extracellular factors and does not respond to biochemical signals that would normally regulate activity
Merlin
AKT
mTORC1
eIF4F
Cell proliferation and survival
Merlin
AKT
PP1
mTORC1
PP1
eIF4F
HDAC
REC-2282
Cell proliferation and survival

1. NF2 encodes for the protein Merlin and negatively regulates mTOR signaling
2. Loss of Merlin leads to increased signaling in the PI3K/AKT/mTOR pathway
3. Oncogenic mTOR signaling arrested with HDAC inhibitors

78

Recursion

Clinical: NF2 78 REC-2282 : Mechanism of Action Orally Bioavailable, CNS-penetrating, Small Molecule HDAC Inhibitor 1 2 3 1 2 3 NF2 encodes for the protein 1 Merlin and negatively regulates mTOR signaling Constitutive activation is independent of extracellular factors and does not respond to biochemical signals that would normally regulate activity Loss of Merlin leads to increased 2 signaling in the PI3K/AKT/mTOR pathway Oncogenic mTOR signaling 3 arrested with HDAC inhibitors Normal cell proliferation Cell proliferation and Cell proliferation and and survival survival survival 78 AKT, protein kinase B; eIF4F, eukaryotic initiation factor 4F; HDAC, histone deacetylase; mTor, mammalian target of rapamycin; mTORC1; mammalian target of rapamycin complex 1; NF2, neurofibromatosis type 2; PI3K, phosphoinositide 3-kinase; PP1, protein phosphate 1; Ras, reticular activating system.

Clinical: NF2 79 REC-2282 Appears Well Suited for NF2 vs Other HDAC Inhibitors REC-2282 Would be First-In-Disease HDAC Inhibitor for Treatment of NF2 Meningiomas 1 Sborov DW, et al. A phase 1 trial of the HDAC inhibitor AR-42 in patients with multiple myeloma and T- and B-cell lymphomas. Leuk Lymphoma. 2017 Oct;58(10):2310-2318. 2 79 Collier KA, et al. A phase 1 trial of the histone deacetylase inhibitor AR-42 in patients with neurofibromatosis type 2-associated tumors and advanced solid malignancies. Cancer Chemother Pharmacol. 2021 May;87(5):599-611. 3 Prescribing Information of Vorinostat/Belinostat/Romidepsin respectively

Clinical: FAP REC-4881 for Familial Adenomatous Polyposis (FAP) First-in-disease opportunity in FAP with a MEK 1/2 inhibitor • Orally bioavailable, small molecule non-ATP competitive allosteric inhibitor of MEK 1/2 in Phase 1b/2 (TUPELO) Program • REC-4881 appears more active versus approved MEK inhibitors in disease relevant preclinical models Overview • Fast Track Designation in FAP granted by FDA in 2022 • Part 1 completed with 4 mg QD generally well-tolerated and safety profile consistent with other MEK inhibitors Clinical • Early PD data indicates 4 mg is pharmacologically active – Part 2 protocol updated to dose escalation / expansion Updates • Efficacy will evaluate change in polyp burden relative to baseline at 12 weeks • FPI for Part 2 achieved in Q2 2024 Near-term Catalysts • Phase 2 initial readout (safety, preliminary efficacy, pharmacokinetics) anticipated H1 2025 Commercial • ~ 50,000 FAP patients in US and EU5 eligible for treatment with no approved therapies Opportunity • Opportunity to treat moderate-to-severe population to potentially delay or prevent surgical intervention • ODD in US and EU provides 7 and 10 years, respectively, of market exclusivity following approval IP & Exclusivity • No known barriers to market access 80

Clinical: FAP 81 Disease Overview : Familial Adenomatous Polyposis Patient Population • Autosomal dominant tumor predisposition syndrome caused by a mutation in the APC gene • Classic FAP (germline mutation) : • Hundreds to thousands of polyps in colon and upper GI tract • Extraintestinal manifestations (e.g., desmoid tumors) • 100% likelihood of developing colorectal cancer (CRC) before age 40, if untreated • Standard of care: colectomy during adolescence • Post-colectomy, patients at significant risk of polyps progressing to GI cancer ~50,000 Diagnosed US + EU5 patients Polyps Found in Colon and Upper GI Tract 81 https://www.hopkinsmedicine.org/health/conditions-and-diseases/familial-adenomatous-polyposis

Clinical: FAP

REC-4881 rescued phenotypic defects of cells with APC knockdown

Sick
Healthy
Drug
REC-4881
0.1 µM
Healthy Cells
APC knockdown cells
Side Effect Score Median
Disease Score Median

↓ polyp count

p<0.0001
p=0.0029
p=0.0017
p=0.006
p=0.048
Total Polyp Count (+/- SEM)
Start of dosing
Vehicle
Celecoxib (ctrl)
REC-4881 (1 mg/kg)
REC-4881 (3 mg/kg)
REC-4881 (10 mg/kg)

↓ high-grade dysplasia

High Grade Adenomas (%)
Vehicle
Celecoxib
REC-4881 1 mg/kg
REC-4881 3 mg/kg
REC-4881 10 mg/kg

82

Recursion

Clinical: FAP Preclinical Validation of Novel OS Insight in Relevant FAP Models 82

Clinical: FAP

MoA : REC-4881 Blocks Wnt Mutation Induced MAPK Signaling

Orally Bioavailable, Small Molecule MEK Inhibitor

Disease State

Plasma Membrane
FZD
EGFR
P
P
1
β-Catenin
CK1
GSK3β
AXIN1
APC
β-Catenin
Destruction Complex
RAS
RAF
MEK
ERK
Ubiquitin-mediated proteolysis
2
β-Catenin
β-Catenin
β-Catenin
Cell proliferation
Survival
Cytoplasm
β-Catenin
TCF
ERK
MYC
Gene Expression
Nucleus
Mutation

REC-4881 Impact

Plasma Membrane
FZD
EGFR
CK1
GSK3β
AXIN1
APC
β-Catenin
RAS
RAF
3
MEK
REC-4881
ERK
Cell proliferation
Survival
Cytoplasm
β-Catenin
TCF
ERK
MYC
Gene Expression
Nucleus
Mutation

83

Recursion

Clinical: FAP 83 MoA : REC-4881 Blocks Wnt Mutation Induced MAPK Signaling Orally Bioavailable, Small Molecule MEK Inhibitor Disease State REC-4881 Impact 1 3 2 REC-4881 inhibits MEK 1/2 and recovers the destabilization of RAS by the 3 β-Catenin destruction complex, restoring the cell back to a Wnt-off like state 83 Jeon, WJ, et al. (2018). Interaction between Wnt/β-catenin and RAS-ERK pathways and an anti-cancer strategy via degradations of β-catenin and RAS by targeting the Wnt/β-catenin pathway. npj Precision Oncology, 2(5).

Clinical: AXIN1 or APC REC-4881 for AXIN1 or APC Mutant Cancers First-in-disease opportunity in AXIN1 or APC mutant cancers with a MEK 1/2 inhibitor • Orally bioavailable, small molecule non-ATP competitive allosteric inhibitor of MEK 1/2 in Phase 2 (LILAC) Program • First therapeutic candidate advanced to a Phase 2 signal finding study in AXIN1 or APC mutant cancers Overview • Recursion’s first clinical trial in oncology and the first that used inferential search for hypothesis generation • Safety run-in of REC-4881 to identify RP2D prior to allocation Clinical • Protocol designed to assess activity in two independent cohorts of AXIN1 or APC mutant tumors Updates • Efficacy will evaluate ORR as measured by RECIST 1.1 • FPI achieved in Q1 2024 Near-term Catalysts • Phase 2 readout (safety, preliminary efficacy, and PK) anticipated H1 2025 Commercial • Diagnosed incidence of ~ 104,000 2L+ drug-treatable patients harboring AXIN1 or APC mutations in US and EU5 Opportunity • AXIN1 and APC genes covered by commercially available NGS panels and liquid biopsy detection assays • Method of use patent pending with protection until 2043 (excluding extensions) IP & Exclusivity • No known barriers to market access 84

Clinical: AXIN1 or APC

Disease Overview : AXIN1 or APC Mutant Cancers

Breast
4%
Gynecological
7%
Urological
13%
Colorectal[3]
42%
~104,000
2L+ drug-treatable
AXIN1/APC-mutant cases
each year (US & EU5)[1,2]
SCCHN
15%
Upper GI
18%

Flexible Patient Selection Strategy and Study Design

- *AXIN1* and *APC* genes covered by commercially available NGS panels and liquid biopsy detection assays
- FDA guidance supports utility of ctDNA as patient selection for the detection of alterations for eligibility criteria and as a stratification factor for trials enrolling marker-positive and marker-negative populations[4]
- Multiple tumor types will inform study design and patient selection

[1]*AXIN1 and APC alteration frequencies obtained from AACR Genie Portal.* [2] *Advanced population estimates using number of deaths per year in US and EU5 across tumors, extracted from ACS and ECIS.* [3] *CRC population restricted to RAS/RAF wildtype.* [4] *https://www.fda.gov/media/158072/download.*

85

Recursion

Clinical: AXIN1 or APC 85 Disease Overview : AXIN1 or APC Mutant Cancers Breast Gynecological 4% 7% Flexible Patient Selection Strategy and Study Design • AXIN1 and APC genes covered by commercially available NGS Urological 3 Colorectal 13% panels and liquid biopsy detection assays 42% • FDA guidance supports utility of ctDNA as patient selection ~ 104,000 for the detection of alterations for eligibility criteria and as a 2L+ drug-treatable stratification factor for trials enrolling marker-positive and 4 AXIN1/APC-mutant cases marker-negative populations 1,2 each year (US & EU5) • Multiple tumor types will inform study design and patient SCCHN selection 15% When present, AXIN1 or APC mutations may be actionable drivers across multiple solid tumors Upper GI 18% 1 2 3 AXIN1 and APC alteration frequencies obtained from AACR Genie Portal. Advanced population estimates using number of deaths per year in US and EU5 across tumors, extracted from ACS and ECIS. CRC population 85 4 restricted to RAS/RAF wildtype. https://www.fda.gov/media/158072/download.

Clinical: AXIN1 or APC

REC 4881
0.1 µm
0.25 µm
1.0 µm
2.5 µm
AXIN1
APC
APC
AXIN1
2.5 µm
1.0 µm
0.25 µm
0.1 µm

	Median PFS (days)	95% CI
REC-4881 (n = 33)	12.0	(7.18 - 20.01)
Vehicle (n = 33)	7.0	(4.19 - 11.70)

Log-rank p value < 0.001

HR = 0.49 (95% CI 0.29 - 0.83)

Mutant
Probability of progression free (by tumor doubling)
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
5
10
15
20
Time (days elapsed)

86

Recursion

Clinical: AXIN1 or APC 86 Recursion OS Identified Novel Insight of AXIN1 & APC biology REC 4881 Significantly greater antitumor activity in mutant models led to significant PFS benefit APC AXIN1 2.5 µm 1.0 µm 0.25 µm 0.1 µm REC-4881 is phenotypically opposite to the genetic KO of APC and AXIN1 providing a novel mechanism that may restore the disease state modeled by the loss of these genes 86

Clinical: C. difficile REC-3964 for Prevention of recurrent C. difficile infection (rCDI) Potential first-in-class small molecule for prevention of rCDI • Orally bioavailable, small molecule C. difficile toxin inhibitor and the first NCE developed by Recursion Program • Differentiated MOA selectively targets bacterial toxin while sparing the host to minimize adverse events Overview • Robust preclinical activity demonstrating superiority vs bezlotoxumab in the gold standard hamster model • Favorable safety and tolerability profile in Phase 1 dose-escalation with no DLTs and no SAEs Clinical • Minimal adverse events seen in Phase 1, and all deemed Grade 1 Updates • BID dosing provides therapeutic exposures expected to reach targeted trough concentrations Near-term • Phase 2 proof-of-concept study planned for initiation in Q4 2024 Catalysts • Preliminary readout expected YE 2025 Commercial • > 100,000 high-risk rCDI patients in US and EU5 with limited treatment options to prevent recurrent disease Opportunity • Ability to address populations not eligible for FMT or microbiome-based therapies due to comorbidities • Composition of matter patent allowed with protection until 2042 (excluding extensions) IP & Exclusivity • No known barriers to market access 87

Clinical: *C. difficile*

Healthy
Sick
Drug
REC-3964
0.1 µM
Disease State
Healthy Cells
Side Effect Score Median
Disease Score Median
11
10
9
8
7
6
5
-0.5
0
0.5
1
1.5

REC-3964 significantly extended survival over SOC

End Of Treatment
End Of Study
Survival (%)
Days Post Infection
Vancomycin
Vehicle
Bezlotoxumab
REC-3964
100
80
60
40
20
0
0
2
4
6
8
10
12
14

88

Recursion

Clinical: C. difficile Insight from OS: REC-3964 Rescued Cells Treated with C. difficile Toxins REC-3964 significantly extended survival over SOC REC-3964 0.1 µM Disease State Healthy • REC-3964 potently inhibits toxin B with residual activity against Cells toxin A, while bezlotoxumab is specific to toxin B. • Significant difference in probability of survival vs bezlotoxumab alone at the end of treatment (p<0.001, log-rank test) 88

Clinical: *C. difficile*

REC-3964 : Selective Inhibitor of *C. difficile* Toxins

Toxin
GT
1
Apical Surface / Gut Lumen
Cytoplasm
Legend:
GT UDP-Glucose Glucosyltransferase
2
Endosome
3
OH
RHO
Active
Glucosylation
UDP-glucose
UDP
O-glucose
RHO
Inactive
4
Intestinal barrier disruption:
• Inflammation
• Diarrhea
• Sepsis
• Colitis
Basolateral Surface

1. CDI toxins bind to cell surface receptors and trigger endocytic event
2. Autocatalytic cleavage event releases CDI toxin's glucosyltransferase enzymatic domain into the cytosol of the infected cell
3. The glucosyltransferase locks Rho family GTPases in the inactive state
4. Inactivation of Rho GTPases alters cytoskeletal dynamics, induces apoptosis, and impairs barrier function which drives the pathological effects of CDI

89

Recursion

Clinical: C. difficile REC-3964 : Selective Inhibitor of C. difficile Toxins REC-3964 is Recursion’s 1st Small Molecule NCE to Reach the Clinic 1 CDI toxins bind to cell surface receptors and 1 trigger endocytic event Autocatalytic cleavage event releases CDI 2 toxin's glucosyltransferase enzymatic domain 2 into the cytosol of the infected cell The glucosyltransferase locks Rho family 3 GTPases in the inactive state 3 Inactivation of Rho GTPases alters cytoskeletal 4 dynamics, induces apoptosis, and impairs barrier function which drives the pathological effects of CDI 4 89 Adapted from Awad, MM. et al. (2014). Clostridium difficile virulence factors: Insights into an anaerobic spore-forming pathogen. Gut Microbes. 5(5), 579-593.

Clinical: *C. difficile*

REC-3964 : Selective Inhibitor of *C. difficile* Toxins

1
Toxin
GT
Apical Surface / Gut Lumen
Cytoplasm
Legend:
GT UDP-Glucose Glucosyltransferase
2
Endosome
3
OH
RHO
Active
Glucosylation
UDP-glucose
UDP
O-glucose
RHO
Inactive
4
Intestinal barrier disruption:
• Inflammation
• Diarrhea
• Sepsis
• Colitis
Basolateral Surface
5
REC-3964

90

Recursion

Clinical: C. difficile REC-3964 : Selective Inhibitor of C. difficile Toxins REC-3964 is Recursion’s 1st Small Molecule NCE to Reach the Clinic 1 2 5 3 REC-3964 binds and blocks 5 catalytic activity of the toxin’s innate glucosyltransferase, but not 4 the host's 90 Adapted from Awad, MM. et al. (2014). Clostridium difficile virulence factors: Insights into an anaerobic spore-forming pathogen. Gut Microbes. 5(5), 579-593.

Clinical: *C. difficile*

REC-3964 for *C. difficile* Phase 1 Study Complete

Trial Design
- Randomized, Double-blind Trial

Population
- Healthy Participants
- SAD (n = 48)
  - 36 participants treated with REC-3964
  - 12 participants treated with placebo
- MAD (n = 42)
  - 34 participants treated with REC-3964
  - 8 participants treated with placebo

Primary Objectives
- ✓ Assess the safety & tolerability of SAD and MAD of REC-3964
- ✓ Evaluate the PK profile of REC-3964 after single and multiple doses

Phase 1 Topline

- REC-3964 oral administration was **well tolerated** by all subjects tested
  - ✓ **3%** (n=1) of participants in SAD with drug-related AEs
  - ✓ **12%** (n=4) of participants in MAD with drug-related AEs
  - ✓ All AEs were deemed **Grade 1**
  - ✓ **No SAEs** were observed
  - ✓ **No discontinuations** related to treatment
- REC-3964 exhibited a **favorable PK profile**
  - ✓ Exposures (AUC) **increased approximately dose-proportionally** across the dose ranges tested (50 mg – 1200 mg)
  - ✓ Half-life ranged from **~7-10 hours;** BID dosing expected to reach targeted trough concentrations

91

Recursion

Clinical: C. difficile 91 REC-3964 for C. difficile Phase 1 Study Complete Phase 1 Topline Trial Design • Randomized, Double-blind Trial • REC-3964 oral administration was well tolerated by all subjects tested Population ✓ 3% (n=1) of participants in SAD with drug-related AEs • Healthy Participants • SAD (n = 48)✓ 12% (n=4) of participants in MAD with drug-related AEs • 36 participants treated with REC-3964 ✓ All AEs were deemed Grade 1 • 12 participants treated with placebo • MAD (n = 42) ✓ No SAEs were observed • 34 participants treated with REC-3964 ✓ No discontinuations related to treatment • 8 participants treated with placebo • REC-3964 exhibited a favorable PK profile Primary Objectives ✓ Exposures (AUC) increased approximately dose-proportionally ✓ Assess the safety & tolerability of SAD and across the dose ranges tested (50 mg – 1200 mg) MAD of REC-3964 ✓ Half-life ranged from ~7-10 hours; BID dosing expected to reach ✓ Evaluate the PK profile of REC-3964 after targeted trough concentrations single and multiple doses 91

Clinical: C. difficile Further Confidence : Clinical Studies Confirming Safety REC-3964 was well-tolerated with no treatment-related SAEs REC-3964 MAD Placebo 100 mg 300 mg 500 mg 900 mg Overall Overall MAD Study (N=8) (N=10) (N=8) (N=8) (N=8) (N=34) (N=42) n ( %) n ( %) n ( %) n ( %) n ( %) n ( %) n ( %) Total Number of TEAEs 17 24 5 9 7 45 62 Total Participants with ≥ 1 TEAE 6 (75.0) 8 (80.0) 4 (50.0) 5 (62.5) 4 (50.0) 21 (61.8) 27 (64.3) Relationship to Study Drug Not Related 4 (50.0) 6 (60.0) 3 (37.5) 4 (50.0) 4 (50.0) 17 (50.0) 21 (50.0) Related 2 (25.0) 2 (20.0) 1 (12.5) 1 (12.5) 0 4 (11.8) 6 (14.3) Abdominal Distension 2 (25.0) 1 (10.0) 1 (12.5) 1 (12.5) 0 3 (8.8) 5 (11.9) 0 1 (10.0) 0 0 0 1 (2.9) 1 (2.4) Flatulence Severity Grade 1 6 (75.0) 8 (80.0) 4 (50.0) 5 (62.5) 4 (50.0) 21 (61.8) 27 (64.3) Grade 2 0 0 0 0 0 0 0 Grade ≥ 3 0 0 0 0 0 0 0 Total Number of SAEs 0 0 0 0 0 0 0 Discontinued Study Drug Due to AE 0 0 0 0 0 0 0 TEAEs = treatment emergent adverse events; Grade 1 = Mild, Grade 2 = Moderate, Grade 3 = Severe, Grade 4 = Life Threatening, Grade 5 = Fatal 92

Preclinical: REC-1245 REC-1245: RBM39 Inhibition for Advanced HR-Proficient Cancers Potential first-in-class molecular glue degrader for biomarker selected population • Recursion OS identified RBM39 as a novel target capable of mimicking CDK12 biology independent of CDK13 Program • Lead molecule has demonstrated durable regressions across HRP and HRD cell line and patient derived xenografts Overview • Program advanced from target identification to IND-enabling stages in under 18 months • No significant in vitro safety concerns with favorable tolerability in disease relevant animal models Clinical • Target engagement assays demonstrate strong correlation between RBM39 degradation and tumor reduction in vivo Updates • Excellent physiochemical properties and reasonable human projected doses support cost-effective CMC campaign • IND submission expected in Q3 2024 with Phase 1/2 initiation expected in Q4 2024 Near-term Catalysts • Phase 1 data from the dose-escalation portion expected by YE 2025 Commercial • ~220,000 patients in US and EU5 harbor cancers that lack HRR mutations and have progressed on frontline therapies Opportunity • Potential as a single agent or in combination with other agents (PARP, IO, chemo, etc.) • Composition of matter patent pending with protection until 2043 (excluding extensions) IP & Exclusivity • No known barriers to market access 93

Exhibit 99.4

Important Information This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding bringing better medicines to patients more rapidly and more cost efficiently; the occurrence or realization of near-or medium-term potential milestones; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, and progression toward IND-enabling studies; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and the amount and timing of potential milestone payments; the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS, including augmentation of our dataset and movement toward autonomous discovery; outcomes and benefits expected from the Tempus and Helix relationships, including our building of large-scale causal AI models; outcomes and benefits expected from the Large Language Model-Orchestrated Workflow Engine (LOWE); the potential for additional partnerships and making data and tools available to third parties; expected supercomputer capabilities; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; the potential size of the market opportunity for our drug candidates; outcomes and benefits expected from the Enamine partnership, including the generating and co-branding of new chemical libraries; and many others. Such statements also include statements regarding the proposed business combination of Recursionand Exscientia plc (“Exscientia”) and the outlook for Recursion’s or Exscientia’s future business and financial performance, including the combined company’s first-in-class and best-in-class opportunities; potential for annual peak sales from successful programs of over $1 billion each; potential milestone payments of the combined company of approximately $200 million over the next 2 years from current partnerships; potential for more than $20 billion in total milestone payments for the combined company from partners before royalties; percentage of the pro forma company to be received by Exscientia shareholders; ability to reduce pro forma spend of the combined company; revenue, business synergies, and reduced pro forma spend from the combination resulting in cash runway extending into 2027; completion of the business combination in 2025; and many others. Such forward-looking statements are based on the current beliefs ofRecursion’s and Exscientia’s respective management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the inability to obtain Recursion’s stockholder approval or Exscientia’s shareholder approval or the failure to satisfy other conditions to completion of the proposed combination, including receipt of the required regulatory approvals and obtaining the sanction of the High Court of Justice of England and Wales to the Scheme of Arrangement, on a timely basis or at all; risks that the proposed combination disrupts each company’s current plans and operations; the diversion of the attention of the respective management teams ofRecursionand Exscientia from their respective ongoing business operations; the ability of either Recursion, Exscientia or the combined company to retain key personnel; the ability to realize the benefits of the proposed combination, including cost synergies; the ability to successfully integrate Exscientia's business with Recursion’s business or to integrate the businesses within the anticipated timeframe; the outcome of any legal proceedings that may be instituted against Recursion, Exscientia or others following announcement of the proposed combination; the amount of the costs, fees, expenses and charges related toth e proposed combination; the effect of economic, market or business conditions, including competition, regulatory approvals and commercializing drug candidates, or changes in such conditions, have onRecursion’s,Exscientia’s and the combined company’s operations, revenue, cash flow, operating expenses, employee hiring and retention, relationships with business partners, the development or launch of technology enabled drug discovery, and commercializing drug candidates; the risks of conducting Recursion’s and Exscientia’s businesses internationally; the impact of potential inflation, volatility in foreign currency exchange rates and supply chain disruptions; the ability to maintain technology-enabled drug discovery in the biopharma industry; and risks relating to the market value of Recursion’s common stock to be issued in the proposed transaction. Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K and Exscientia’s most recent Annual Report on Form 20-F, including the risks summarized in the section entitled “Risk Factors,” Recursion’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31 and June 30, 2024 and Exscientia’s filing on Form 6-K filed May 21, 2024, and each company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com in the case of Recursion, http://investors.exscientia.ai in the case of Exscientia, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Neither Recursion nor Exscientia undertakes any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. 2

Important Information (continued) Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. Additional Information and Where to Find It This communication relates to the proposed business combination of Recursion and Exscientia that will become the subject of a joint proxy statement to be filed by Recursion and Exscientia with the SEC. The joint proxy statement will provide full details of the proposed combination and the attendant benefits and risks. This communication is not a substitute for the joint proxy statement or any other document that Recursion or Exscientia may file with the SEC or send to their respective security holders in connection with the proposed transaction. Security holders are urged to read the definitive joint proxy statement and all other relevant documents filed with the SEC or sent toRecursion’s stockholders or Exscientia’s shareholders as they become available because they will contain important information about the proposed transaction. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Recursion’s Investor Relations department at investor@recursion.com; or by contacting Exscientia’s Investor Relations department at investors@exscientia.ai. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Participants in the Solicitation Recursion,Exscientia and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed business combination. Information about Recursion’sdirectors and executive officers is available in Recursion’s proxy statement dated April 23, 2024 for its 2024 Annual Meeting of Stockholders. Information about Exscientia’s directors and executive officers is available in Exscientia’s Annual Report on Form 20-F dated March 21, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement and all other relevant materials to be filed with the SEC regarding the proposed combination when they become available. Investors should read the joint proxy statement carefully when it becomes available before making any voting or investment decisions. 3

Recursion and Exscientia Combination

4

Recursion | Exscientia

Recursion and Exscientia Combination 4

Recursion enters agreement with Exscientia to bring better medicines to patients more rapidly and more cost efficiently Combination of Many Complementary Factors • Pipeline: Diverse portfolio of clinical and near-clinical programs with ~10 clinical readouts over the next ~18 months • Partnerships: Diverse portfolio of transformational partnerships with potential for over $200 million in milestone payments over the next 2 years • Platform: Full-stack technology-enabled small molecule discovery platform • Business: ~$850 million in combined cash (end of Q2 2024), estimated annual synergies of ~$100 million or more and runway into 2027 • People: Shared vision to leverage technology & talent to discover and develop high quality medicines efficiently and at scale 5

Recursion + Exscientia: Pipeline • Diverse Portfolio of clinical or near-clinical programs ~10 clinical readouts in the next 18 months • ~10 clinical readouts over the next ~18 months • Complementary therapeutic pipelines with no competitive overlap Combining first-in-class and best- • Most of these programs, if successful, could have in-class opportunities annual peak sales opportunities >$1 billion each • Strategic Focus • Recursion: first-in-disease drug candidates in oncology, rare disease, infectious disease • Exscientia: best-in-class drug candidates in oncology, inflammation, immunology • Many additional research and discovery programs for both companies 6

	Program	Indication	Target	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Near-Term Milestones
Rare & Other	**REC-994**	Cerebral Cavernous Malformation	Superoxide	*SYCAMORE*				Topline readout Sep. 2024
Rare & Other	**REC-2282**	Neurofibromatosis Type 2	HDAC	*POPLAR*				Preliminary readout Q4 2024
Rare & Other	**REC-4881**	Familial Adenomatous Polyposis	MEK	*TUPELO*				Preliminary readout H1 2025
Rare & Other	**REC-3964**	*Clostridioides difficile* Infection	TcdB	*ALDER*				Ph2 initiation in Q4 2024
Rare & Other	**EXS4318**	Inflammatory Diseases	PKC-theta			Bristol Myers Squibb		Positive early Ph1 data
Rare & Other	**Epsilon**	Fibrotic Diseases	Undisclosed					IND submission early 2025
Oncology	**REC-4881**	Advanced AXIN1/APC-mutant Cancers	MEK					Preliminary readout H1 2025
Oncology	**EXS617**	Advanced Solid Tumours	CDK7	*ELUCIDATE*				Mono tx dose escalation H2 2024
Oncology	**REC-1245**	Advanced HR-Proficient Cancers	RBM39					IND submission Q3 2024
Oncology	**EXS74539**	AML, SCLC	LSD1					IND submission H2 2024
Oncology	**EXS73565**	Haematological Malignancies	MALT1					IND submission H2 2024

Recursion. Exscientia

7

Recursion. | Exscientia

Recursion + Exscientia: Pipeline of more than 10 technology-enabled programs demonstrate maturity and de-risking Anticipated Near- Program Indication Target Preclinical Phase 1 Phase 2 Phase 3 Term Milestones Topline readout Sep. 2024 REC-994 Cerebral Cavernous Malformation Superoxide SYCAMORE Preliminary readout Q4 2024 REC-2282 Neurofibromatosis Type 2 HDAC POPLAR Preliminary readout H1 2025 REC-4881 Familial Adenomatous Polyposis MEK TUPELO Ph2 initiation in Q4 2024 REC-3964 Clostridioides difficile Infection TcdB ALDER Positive early Ph1 data EXS4318 Inflammatory Diseases PKC-theta Epsilon Fibrotic Diseases Undisclosed IND submission early 2025 Preliminary readout H1 2025 REC-4881 Advanced AXIN1/APC-mutant Cancers MEK EXS617 Advanced Solid Tumours CDK7 ELUCIDATE Mono tx dose escalation H2 2024 REC-1245 Advanced HR-Proficient Cancers RBM39 IND submission Q3 2024 EXS74539 AML, SCLC LSD1 IND submission H2 2024 EXS73565 Haematological Malignancies MALT1 IND submission H2 2024 Note: Over a dozen discovery programs in combined pipeline, including ENPP1 inhibitor in collaboration with Rallybio, which is expected to achieve development candidate nomination of a small molecule inhibitor of ENPP1 for the treatment of patients with HPP in the fourth quarter of 2024 In addition, 4 large strategic collaborations (e.g., Roche, Bayer, Sanofi, Merck KGaA) with 10 programs already optioned across oncology and immunology 7 Oncology Rare & Other

Recursion + Exscientia: Partnerships • Diverse Portfolio of transformational partnerships with leading large pharma companies • 10 programs already optioned across oncology and immunology • Combined company expects potential additional milestone payments of ~$200 million over the next 2 years from current partnerships • Potential for >$20 billion in total combined revenue before royalties from partners • Transformational Large Pharma Partnerships • Recursion: Roche-Genentech (neuroscience, single GI-oncology indication), Bayer (oncology) • Exscientia: Sanofi (oncology, immunology), Merck KGaA (oncology, immunology) Recursion Partners Exscientia Partners 8 Trademarks are the property of their respective owners and used for informational purposes only.

Recursion + Exscientia: Platform • Core Strengths • Recursion: scaled biology exploration and translational capabilities primarily focused on first-in- disease opportunities • Exscientia: precision chemistry design and small molecule automated synthesis primarily focused on best-in-class opportunities • Assembles a full-stack platform spanning • Patient-centric target discovery • Hit discovery and lead optimization • Automated chemical synthesis • Predictive ADMET and translation • Biomarker selection • Clinical development 9

Overview of areas where Exscientia’s capabilities can immediately integrate and complement the Recursion OS upon close Complementary capabilities through combination with Exscientia labelled in orange. 10

Recursion + Exscientia: Summary of complementary factors Scaled exploration and mapping of Precision chemistry design and Platform Strength biological relationships molecular synthesis First-in-class products in oncology, Best-in-class products in oncology, Internal Pipeline rare disease, infectious disease inflammation, immunology Roche-Genentech (neuro, single Sanofi (oncology, immunology), Large Pharma Partnerships GI-onc indication), Bayer (oncology) Merck KGaA (onc, immunology) Cash (End of Q2 2024) ~$475 million ~$370 million* Salt Lake City, London, Toronto, Oxford, Boston, Vienna, Locations Montreal, San Francisco Bay Area Dundee, Miami Employees >500 >350 This preliminary financial data for Exscientia has been prepared by and is the responsibility of Exscientia, and it has not been reviewed 11 or audited by the company’s independent auditor. Exscientia’s actual results may differ from these preliminary financial results.

Transaction details of Recursion-Exscientia combination • Stock for stock transaction Stock • Exscientia shareholders will receive 0.7729 shares of Recursion Class A common Consideration stock for each Exscientia ordinary share, subject to rounding for fractional shares Pro-Forma • Recursion shareholders will own ~74% of the combined company • Exscientia shareholders will own ~26% of the combined company Ownership • ~$850 million in combined cash at the end of Q2, 2024 • Expect pro-forma combined financial plans to extend runway into 2027 Cash Position • Estimated annual synergies of ~$100 million or more • Recursion will be the Go-Forward Entity Management • Recursion Co-Founder & CEO Chris Gibson will be CEO of combined company • Exscientia Interim CEO David Hallett will join as Chief Scientific Officer and Board • Two Exscientia Board Members will join the Recursion Board Timing and • Expect this transaction to close by early 2025 • Subject to approval of both companies’ shareholders and closing conditions Approvals Pro-forma ownership is based on the number of shares outstanding today 12

Exscientia: ‘617 precision designed to have best-in-class properties Maximize upside potential of precision- Precision designed to maximize therapeutic index allowing for designed GTAEXS617 with purchase of full optimized combinations and potentially better efficacy rights from GT Apeiron: • Selectivity, reversibility & efflux design properties limit • Upfront $10m in cash + $10m in potential toxicities to widen therapeutic index Exscientia equity + single digit royalties • CDK7 regulates both cell cycle and transcription • Potential best-in-class molecule in • Cell cycle inhibitors are a validated mechanism of action: CDK4/6 Phase 1/2 studies inhibitors generated $11 billion in sales in 2023 • Ahead of monotherapy dose escalation • Opportunity in multiple tumor types clinical trial data • Ongoing ELUCIDATE Phase I/II trial in patients with advanced solid tumors and potential best in class* • Ahead of monotherapy dose escalation clinical trial data • Full rights acquired for ‘617 – CDK7 inhibitor • Across these six tumor types, there are 75k newly diagnosed patients in the US per year CDK7 • CDK4/6 relapsed breast cancer is the first indication being considered for combination dose expansion – expected to start in 2H24/1H25 Sales data from Evaluate Pharma *Tumor types: head and neck cancer, colorectal cancer, pancreatic cancer, non-small cell lung cancer (NSCLC), HR+/HER2- breast cancer and ovarian cancer

Recursion Business Developments and Potential Milestones

14

Recursion

Recursion Business Developments and Potential Milestones 14

Roche-Genentech Optioned Industry-First Neuroscience Phenomap from Recursion for $30 Million $30 million is part of a fee structure that could exceed a total of $500 million Fee across multiple maps, not inclusive of program milestones Structure Validates Recursion’s scientific approach to mapping biology as well as Validated Recursion’s ability to deliver on success-based data options Approach Augmenting this map with chemical perturbations, completion and acceptance Milestone could trigger a larger second milestone payment Payment Built cell manufacturing technologies and produced >1 trillion hiPSC derived Building neuronal cells to create this initial map Technologies Building additional maps in other neural cell contexts that will further Additional investigate genome scale genetic and diverse chemical perturbations for this Maps decade-long collaboration 15

Recursion is delivering value across its partnership with Bayer in undruggable oncology On track to complete 25 unique multi-modal data packages in Q3 Work initiated Nov 2023 Focus on Oncology Q1 Q2 Q3 Bayer is the 1st beta-user Initiated 1st Joint Project which is of LOWE (Recursion’s LLM advancing rapidly towards Lead Orchestrated Workflow Engine) Series nomination 16

Clinical: CCM REC-994 for CCM : Topline Readout in September 2024 SYCAMORE is the first industry-sponsored Phase 2 trial for CCM Disease & Unmet Need REC-994 Phase 2 • Cerebral Cavernous Malformation (CCM) affects ~360,000 symptomatic patients in the US and EU5 SYCAMORE Randomized, double-blind, • Loss of function mutations in CCM1, CCM2, CCM3 genes placebo-controlled trial lead to vascular abnormalities in the CNS • Symptoms include seizures, headaches, hemorrhage, • Primary : Safety and tolerability focal neurological deficits • Secondary : About a dozen efficacy measures including • No approved therapies with treatment options limited to clinician-measured outcomes, MRI imaging, and patient surgery or stereotactic radiosurgery reported outcomes Topline Readout September 2024 Small-molecule therapeutics designed to exploit specific targets in the CCM1– CCM2–CCM3–MEKK3 pathways may reduce CCM growth, progression, and • Efficacy analysis will focus on identifying trends across bleeding, offering the possibility of effective nonsurgical treatments for CCM. multiple endpoints and population subgroups – Edward R Smith, MD, Harvard • We and KOLs believe that movement in one or more of Almost every patient has wanted to be part of the extension portion of the these efficacy measures supports continued SYCAMORE trial. REC-994 was the first drug that came into trials for our development of this program patients, and it is still the only drug in Phase 2 that is industry sponsored. Machine learning won the race – Connie Lee, CEO, Alliance to Cure CCM • We look forward to discussing data and engaging the FDA on a potential path to registration 17

Milestones: Pipeline – 7 Clinical Trial Readouts Expected in ~18 Months Pipeline • CCM: Ph2 readout expected in September 2024 • NF2: Ph2 safety & preliminary efficacy expected in Q4 2024 • FAP: Ph2 safety & preliminary efficacy expected in H1 2025 • AXIN1 or APC Mutant Cancers: Ph2 safety & preliminary efficacy expected in H1 2025 • C. difficile Infection: Ph2 initiation expected in Q4 2024 with preliminary readout expected by end of 2025 • Advanced HR-Proficient Cancers, Target RBM39: IND submission expected in Q3 2024. Ph1/2 initiation expected in Q4 2024 with Ph1 dose-escalation readout by end of 2025 • Target Epsilon (novel target in fibrotic diseases): IND submission expected in early 2025 with Ph1 healthy volunteer readout by end of 2025 • Dozens of internal & partner programs in early stages with first LLM & causal model driven programs entering pipeline 18

Milestones: Partnerships and Platform Partnerships Platform • Roche & Genentech: validation program option exercised for • Built our 1st genome-scale transcriptomics KO map, 1st validated hit series in oncology, 1st neuroscience moving towards multiomics foundation models phenomap optioned for $30M (part of a structure that could exceed a total of $500M across multiple maps), potential for near-term program and additional map options • Active learning and exploration of proteomics, organoids, spheroids, & automated synthesis • Bayer: delivered multiple oncology data packages, on track to complete 25 unique data packages in Q3 2024, advancing • Potential to make some data and tools available to 1st joint project towards lead series nomination, agreed to be biopharma and commercial users 1st beta-user of LOWE for drug discovery and development, potential near-term program options • OS moving towards autonomous discovery • Tempus & Helix: building large-scale causal AI models to generate target hypotheses across cancer and other disease Strong Financial Position areas, exploring novel NSCLC targets ~$474M in cash Q2 2024 Cash refers to cash and cash equivalents at the end of Q2 2024 • Potential for additional partnership(s) in large, intractable areas of biology 19